      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2019.

                                                             FILE NOS. 002-32783
                                                                       811-03240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 79               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 266                         [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)


                      175 WATER STREET, NEW YORK, NY 10038
             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                               MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2019 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under certain variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Fee Tables; Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed Account
                                                                                    Option; Variable Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Tax Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed Account
                                                     Option (P); Variable Account Option(s)
                                                     (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company
Separate Account A

Units of Interest under Group Unit Purchase and
Group Fixed and Variable Deferred Annuity Contracts
GUP and GTS-VA


Prospectus                                                       May 1, 2019


Group Unit Purchase Contracts, or GUP, and Group Variable Annuity Deferred Contracts, or GTS-VA (the "Contracts"), consist of flexible and single Purchase Payment group fixed and variable deferred annuity contracts that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored qualified retirement plans. The Contracts may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. The Contracts described in this prospectus were formerly offered through Separate Account One and Separate Account Two of VALIC.

The Contracts permit you to invest in and receive retirement benefits in the Fixed Account Option and the Variable Account Option described in this prospectus. The Variable Account Option invests in the Stock Index Fund, a separate portfolio of VALIC Company I.

Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

This prospectus provides information employers and Participants should know before investing in the Contracts and will help Participants make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2019, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-428-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for variable account options available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from VALIC electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform VALIC that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all variable account options available under your Contract.


Investment in the Contracts is subject to risk that may cause the value of the owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

                                                                  Page
                                                                  ----
          Glossary of Terms......................................   1

          Fee Tables.............................................   2

          Selected Purchase Unit Data............................   3

          Summary................................................   3

          General Information....................................   5
             About the Contracts.................................   5
             About VALIC.........................................   5
             American Home Assurance Company.....................   5
             About VALIC Separate Account A......................   6
             Units of Interest...................................   6
             Distribution of the Contracts.......................   6
             Administration of the Contracts.....................   6

          Fixed Account Option...................................   7

          Variable Account Option................................   7

          Purchase Period........................................   8
             Account Establishment...............................   8
             When Your Account Will be Credited..................   9
             Purchase Units......................................   9
             Calculation of Value for Fixed Account Option.......   9
             Calculation of Value for Variable Account
               Option............................................   9
             Stopping Purchase Payments..........................  10

          Transfers Between Investment Options...................  10
             During the Purchase Period - Policy Against Market
               Timing and Frequent Transfers.....................  10
             Communicating Transfer or Reallocation
               Instructions......................................  11
             Effective Date of Transfer..........................  11
             Transfers During the Payout Period..................  11

          Fees and Charges.......................................  11
             Sales and Administrative Charge.....................  11
             Premium Tax Charge..................................  12
             Separate Account Charges............................  12
             Other Charges.......................................  12
             Reduction from Total Expenses.......................  13

                                                                 Page
                                                                 ----

          Payout Period.........................................  13
             Fixed Payout.......................................  13
             Assumed Investment Rate............................  14
             Variable Payout....................................  14
             Combination Fixed and Variable Payout..............  14
             Partial Annuitization..............................  14
             Payout Date........................................  14
             Payout Options.....................................  15
             Level Payments Option..............................  15
             Payout Information.................................  16

          Surrender of Account Value............................  16
             When Surrenders Are Allowed........................  16
             Surrender Process..................................  16
             Amount That May Be Surrendered.....................  17
             Surrender Restrictions.............................  17
             Partial Surrenders.................................  17

          Exchange Privileges...................................  17

          Death Benefits........................................  18
             The Process........................................  18
             Beneficiary Information............................  18
             During the Purchase Period.........................  18
             During the Payout Period...........................  18

          Other Contract Features...............................  19
             Changes That May Not Be Made.......................  19
             Change of Beneficiary..............................  19
             Cancellation - The "Free Look" Period..............  19
             We Reserve Certain Rights..........................  19
             Relationship to Employer's Plan....................  20
             Assigning Your Contract............................  20

          Voting Rights.........................................  20
             Who May Give Voting Instructions...................  20
             Determination of Fund Shares Attributable to Your
               Account..........................................  20
             How Fund Shares Are Voted..........................  21

          Federal Tax Matters...................................  21
             Type of Plans......................................  21
             Tax Consequences in General........................  21

          Legal Proceedings.....................................  23

          Financial Statements..................................  24

          Table of Contents of Statement of
            Additional Information..............................  24

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant. Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ('Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract Owner - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a sub-account of VALIC Separate Account A.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.


Participant Year - a 12-month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.


Payout Payments - annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

Payout Unit - a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period - the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Purchase Unit - a unit of interest owned by you in your Variable Account Option.

Systematic Withdrawals - payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

                                                                   GUP     GTS-VA
                                                                Contracts Contracts
                                                                --------- ---------
Contract Owner/Participant Transaction Expenses
Maximum Sales and Administrative Charge
(as a percentage of Purchase Payments).........................    5.00%     5.00%
Maximum Loan Application Fee (per loan)........................  $   60    $   60
State Premium Taxes (as a percentage of the amount annuitized).   0-3.5%    0-3.5%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

Separate Account Annual Expenses                                                     GUP     GTS-VA
(as a percentage of average daily account value invested in the Separate Account  Contracts Contracts
--------------------------------------------------------------------------------  --------- ---------
                     Mortality and Expense Risk Fee..............................   1.00%     0.70%/(1)/
                     Total Separate Account Expenses /(2)/.......................   1.00%     0.70%

/(1)/The Mortality and Expense Risk Fee may vary depending upon the total assets attributable to the GTS-VA Contracts but will never exceed 0.70%. See footnote (2) below and "Fees and Charges- Separate Account Charges" for more information.

/(2)/The Company has agreed to a permanent guaranteed expense limitation on the Total Separate Account Expenses for the GUP Contracts and the GTS-VA Contracts. Pursuant to the expense limitation, the Company will limit the Total Separate Account Expenses to the extent necessary so that the sum of the Mortality and Expense Risk Fee and the Total Annual Mutual Fund Operating Expenses of the VALIC Company I Stock Index Fund does not exceed the following annual rates:


   . For the GUP Contracts: 1.42% of total net assets in the Separate Account attributable to the GUP Contracts; and


   . For the GTS-VA Contracts: 0.70% of the total net assets in the Separate Account attributable to the GTS-VA Contracts.


For the year ending December 31, 2018, the Total Separate Account Expenses after expense waivers for the GUP Contracts and GTS-VA Contracts were 1.00% and 0.36%, respectively, as a percentage of average net assets invested in the Separate Account. For additional information, see "Fees and Charges - Reduction from Total Expenses."

The next table shows the total operating expenses charged by the VALIC Company I Stock Index Fund for the year ended December 31, 2018. Expenses may be higher or lower in future years. More detail concerning the Fund's fees and expenses is contained in the prospectus for the Fund.


Total Annual Mutual Fund Operating Expenses
(Expenses that are deducted from the assets of VALIC Company I Stock Index Fund, including management fees, distribution and/or service (12b-1) fees, and other expenses)...................................................................... 0.34%

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated, less the front-end sales charge. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender, annuitize, or do not surrender your Contract at the end of the applicable time period:

                    Contract 1 Year 3 Years 5 Years 10 Years
                    -------- ------ ------- ------- --------
                     GUP....  $580   $856   $1,152   $1,995
                     GTS-VA.  $518   $663   $  821   $1,281

Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for the Stock Index Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data

Purchase Units shown are for a Purchase Unit outstanding throughout the year.


                                                       Number of
                                              Unit       Units
                   Fund         Unit Value   Value    Outstanding
                   Name   Year    at 1/1    at 12/31   at 12/31
                   ----   ----  ----------  --------  -----------
                   Stock Index Fund (Division 10A) (GUP Contracts)
                          2018    54.409     51.323    1,936,919
                          2017    45.262     54.409    2,195,823
                          2016    40.965     45.262    2,423,610
                          2015    40.946     40.965    2,696,973
                          2014    36.509     40.946    3,001,516
                          2013    27.954     36.509    3,396,561
                          2012    24.430     27.954    3,791,783
                          2011    24.234     24.430    4,311,896
                          2010    21.342     24.234    4,854,757
                          2009    17.086     21.342    5,426,129



                                                      Number of
                                            Unit        Units
                 Fund         Unit Value   Value    Outstanding at
                 Name   Year    at 1/1    at 12/31      12/31
                 ----   ----  ----------  --------  --------------
                 Stock Index Fund (Division 10B) (GTS-VA Contracts)
                        2018    98.816     93.843      110,752
                        2017    81.656     98.816      127,995
                        2016    73.412     81.656      139,447
                        2015    72.887     73.412      150,565
                        2014    64.553     72.887      172,564
                        2013    48.562     64.553      190,252
                        2012    42.275     48.562      203,700
                        2011    41.470     42.275      226,142
                        2010    36.519     41.470      254,532
                        2009    29.065     36.519      283,500


Summary

A summary of the Contracts' major features is presented below. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

Fixed and Variable Options

The Contracts offer a choice of one Variable Account Option and one Fixed Account Option.

Fixed Account Option

Fixed Account Plus - invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option.

Variable Account Option

Stock Index Fund - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

Adviser: VALIC. Sub-adviser: SunAmerica Asset Management LLC ("SunAmerica"). SunAmerica is affiliated with VALIC due to common parent company ownership.

Details about the investment objective and strategy of the Stock Index Fund can be found in the section of the prospectus entitled "Variable Account Option," and also in the current VALIC Company I prospectus, available at www.valic.com (or call 1-800-428-2542).

Guaranteed Death Benefit

The Contract offers a death benefit upon death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

Transfers

There is no charge to transfer your money between the Variable Account Option and the Fixed Account Option during the Purchase Period. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

Fees and Charges

Sales and Administrative Charges. Generally, a Sales and Administrative Charge of up to 5.00% will be deducted from Purchase Payments. See "Fees and Charges - Sales and Administrative Charge."

Premium Tax Charge. Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges - Premium Tax Charge."

Separate Account Charges. For GUP Contracts, if you choose the Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. For GTS-VA Contracts, if you choose the Variable Account Option you will incur a mortality and expense risk fee at an annual rate which will vary based on the average daily net assets in your group's plan attributable to the Contracts. The Total Separate Account Expense for the Contracts also is subject to a contractual expense limitation. See "Fees and Charges - Separate Account Charges" in this prospectus.

Payout Options

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

Federal Tax Information

Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs")) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Mortality and expense risk fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Purchase Requirements

For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

GUP Contracts. Under the GUP Contracts, the minimum initial and subsequent Purchase Payments per a Participant in a group is $25 if the entire Purchase Payment is allocated to the Variable Account Option and $30 if the Purchase Payment is split between the Variable Account Option and the Fixed Account Option. In certain group plans, the minimum initial Purchase Payment must be at least $2,000, and subsequent Purchase Payments must be at least $5,000. Under certain plans, the minimum initial and subsequent Purchase Payment amounts for the GUP Contracts may differ or may be waived. See "Purchase Period" in this prospectus.

GTS-VA Contracts. Under the GTS-VA Contracts, the minimum initial and subsequent Purchase Payments is $10,000 per year. This amount may vary depending on the type of plan in which the GTS-VA Contract is offered. See "Purchase Period" in this prospectus.

Cancellation - The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

Loans

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Option (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

General Information

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer one fixed and one variable investment option that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.


The retirement savings process with the Contracts will involve two stages: the Purchase Period, and the annuity Payout Period. The Purchase Period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the Purchase or Payout Periods. For more information, see "Purchase Period" and "Payout Period."


About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like GUP and GTS-VA. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property and casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued on or before December 29, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Option available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home Assurance Company provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Option, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Stock Index Fund. VALIC Separate Account A invests in the Stock Index Fund on behalf of your account. VALIC acts as self-custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different mutual fund. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are no longer offered to new plans but may available to participants in plans with an existing Contract Previously, the Contracts were sold by licensed insurance agents who were registered representatives of broker-dealers, who were members of FINRA. For more information about the distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of its business partners, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of administrative and technical controls and other preventative actions to reduce the risk of cyber-incidents, there can be no assurance that we, our distribution partner, the underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.


Fixed Account Option

The Contracts offer one Fixed Account Option ("Fixed Account Plus") that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantees safety of the principal. The guarantee is backed by the claims-paying ability of the Company, and not the Separate Account. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options." The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under The Securities Act of 1933, as amended. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.


Money allocated to the Fixed Account Option goes into VALIC's general account. The general account consists of all VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.


Variable Account Option

The Contracts enable you to participate in a Division that represents a Variable Account Option. Certain limitations may also apply. See "About VALIC Separate Account A" in this prospectus. The Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts.

VALIC Company I is registered as an open-end, management investment company and is regulated under the 1940 Act. For more detailed information about the Stock Index Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.valic.com or you may call 1-800-428-2542. Please read the prospectus carefully before investing.

Stock Index Fund

Investment objective: Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index. Adviser:
VALIC. Sub-adviser: SunAmerica.

SunAmerica is affiliated with the adviser, VALIC, due to common ownership. "Standard & Poor's(R)," "S&P," and "S&P 500(R)" are trademarks of Standard & Poor's ("S&P"). The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Fund.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of the Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type                                    Initial Payment                          Subsequent Payment
-------------                        ----------------------------------------- -----------------------------------------
GUP Contracts issued under                            $2,000                                    $5,000
Section 401 of the Code
All other GUP Contracts              $30 (with a $12 minimum allocated to the  $30 (with a $12 minimum allocated to the
                                     Variable Account Option) or $25 if the    Variable Account Option) or $25 if the
                                     entire Purchase Payment amount is to be   entire Purchase Payment amount is to be
                                     allocated to the Variable Account Option  allocated to the Variable Account Option
                                     only                                      only
GTS-VA Contracts issued under                        $10,000                                   $10,000
Sections 401 and 403(b) of the Code
All other GTS-VA Contracts                          No minimum                                No minimum

Purchase Payment minimums apply to each Purchase Payment made. For the GUP Contracts, VALIC may occasionally waive the Minimum Initial and Subsequent Purchase Payment amounts for group plans established for employers with 500 or more employees.

When an initial Purchase Payment is accompanied by an application we will promptly:

   . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

   .   Reject the application and return the Purchase Payment; or

   . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

   . Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

   . Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Fixed Account Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for the Fixed Account Option

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             The value of your Fixed Account Option

             =   (equals)
                 All Purchase Payments made to the Fixed Account
                 Option
             +   (plus)
                 Amounts transferred from the Variable Account Option to the Fixed Account Option
             +   (plus)
                 all interest earned
             -   (minus)
                 Amounts transferred or withdrawn from Fixed Account
                 Option (including applicable fees and charges).

Calculation of Value for the Variable Account Option


You may allocate all or a portion of your Purchase Payments to the Variable Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Variable Account Option may be found in the "Variable Account Option" section in this prospectus. Based upon the Variable Account Option's Purchase Unit value your account will be credited with the applicable number of Purchase Units, including any dividends or capital gains per share declared on behalf of the underlying Funds as of that day. If the Purchase Payment is in good order as described and is received by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of the Variable Account Option will change each Business Day depending upon the investment performance of the Stock Index Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values change each Business Day, the number of Purchase Units your account will be credited with for subsequent

Purchase Payments will vary. The Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two-year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in the Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period - Policy Against Market Timing and Frequent Transfers


VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund's performance to suffer, and exerts downward pressure on the fund's price per share.


Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If the Contract Owner sells Purchases Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

   .   Plan-level or employer-initiated transactions;

   .   Purchase transactions involving transfers of assets or rollovers;

   . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

   .   Roth IRA conversions or IRA recharacterizations;

   .   Systematic purchases or redemptions;

   .   Systematic account rebalancing; or

   .   Trades of less than $5,000.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity may result in additional transaction costs for the Variable Account Option and dilution of long-term performance returns. Thus a Contract Owner's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Option is subject to additional restrictions:

Fixed Account Option  % of Account Value Frequency     Other Restrictions
--------------------  ------------------ --------- ---------------------------
Fixed Account Plus:       Up to 100%     Any time  Available if your Account
                                                   Value is less than or equal
                                                   to $500.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the Internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

   . The date of receipt, if received in our Home Office before Market Close; otherwise,

   .   The next date values are calculated.

We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made from Variable Account Option once every 365 days. Transfers are not permitted from the Fixed Account Option at any time during the Payout Period.

Fees and Charges

By investing in GUP or GTS-VA, you may be subject to four basic types of fees and charges, applied to the Fixed and Variable Account Option:

   .   Sales and Administrative Charge

   .   Premium Tax Charge

   .   Separate Account Charges

   .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables."

Sales and Administrative Charge

When you make a Purchase Payment to your account, you may be subject to a Sales and Administrative Charge that will be deducted from the amount of your Purchase Payment. The Sales and Administrative Charge will be deducted from the GUP Contracts as follows:

Aggregate Gross          Deduction as a Percentage of  Deduction as a Percentage of
Purchase Payments /(1)/    Purchase Payments /(2)/     Net Purchase Payments /(3)/
----------------------   ----------------------------  ----------------------------
    First $5,000                    5.00%                         5.26%
    Next $5,000                     4.00%                         4.17%
    Next $5,000                     3.50%                         3.36%
    Over $15,000                    3.00%                         3.09%

/(1)/The Aggregate Gross Purchase Payments is the entire amount that you pay to the Company under a Contract.

/(2)/We will only deduct 2% (1.4% administrative expenses and 0.6% sales expenses) from single one-time Purchase Payments, except when the single one-time Purchase Payment is transferred from other Company annuity contracts for which no deduction is made. Any subsequent Purchase Payments made after a single one-time Purchase Payment will be subject to the deduction as described above with the lump sum included in the Aggregate Gross Purchase Payment.

/(3)/The Gross Purchase Payment amount minus the deduction for Sales and Administrative Expenses is the amount of the Net Purchase Payment.

If you are a full-time sales representative of VALIC, and have been employed by VALIC for 90 days or more, then you may participate in a GUP Contract with no Sales and Administrative Charge.

If your Contract is unallocated, then the Sales and Administrative Charge will be 2% for each Purchase Payment.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. If you are in a GUP deposit administration contract, then your premium taxes will be added to payout rates when you are added to a group plan, and not deducted from Purchase Payments.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A.

For GUP Contracts, this is a daily charge at an annualized rate of 1.00% on the average daily net asset value of your investment in VALIC Separate Account A. For GTS-VA Contracts, this is a daily charge at an annualized rate, as follows:

   .   0.85% on the first $10,000,000,

   .   0.425% on the next $90,000,000, and

   .   0.21% on assets over $100,000,000,

on the average daily net asset value of your plan's investment in VALIC Separate Account A. The mortality and risk fee for the GTS-VA Contracts may be reduced as a result of a guaranteed contractual expense limitation. See "Fees and Charges - Reduction from Total Expenses" below.

This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. For more information about the mortality and expense risk fee, see the Fee Tables in this prospectus.

Other Charges

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction of authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Option may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan, if permitted under state law, and to limit the number of outstanding loans.

Reduction from Total Expenses

When the Company reorganized its separate accounts in 1987, merging VALIC Separate Account One and VALIC Separate Account Two into VALIC Separate Account A, the Company guaranteed that the fees and charges would not be greater as a result of this reorganization. Endorsements added to the Contracts provide that certain Annual Fund Operating Expenses and the Separate Account Annual Expenses will not be higher on the Contracts funded by VALIC Separate Account A, than they were when the Contracts were funded by VALIC Separate Account One and VALIC Separate Account Two.

The Company, for VALIC Separate Account One and VALIC Separate Account Two, determined the ratio of certain Annual Fund Operating Expenses and Separate Account Annual Expenses to the total net assets of VALIC Separate Account One and VALIC Separate Account Two, called the Expense Ratio. On April 1, 1987, the Expense Ratio was calculated to determine the Maximum Expense Ratio.

The Company guarantees that the amount of the Expense Ratio will never exceed the amount of the Maximum Expense Ratio. The Maximum Expense Ratio for the GUP Contracts is 1.4157% and for the GTS-VA Contracts is 0.6966% on the first $25,434,267, 0.50% on the next $74,565,733 and 0.25% of the excess over
$100 million of the total of the total net assets in the Separate Account attributable to your plan.

The Maximum Expense Ratio does not apply to extraordinary and non-recurring Fund Annual Expenses. These expenses may include certain liabilities and litigation associated with indemnification payments of VALIC Company I failing to qualify as a Regulated Investment Company under the Code. The Company believes that such expenses and liabilities, although possible, are unlikely to occur.

We may, as described below, determine that the Sales and Administrative Charge or separate account charges for the Contracts may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

   . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

   . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account Surrenders, thus reducing administrative costs.

   . Other factors of which we are not presently aware which could reduce administrative costs.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Payout Period

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on a fixed, a variable, or a combination payout basis. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Option upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option, a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable
Account Options, a combination fixed and variable payout option will be applied.

Fixed Payout

Under fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

   .   Type and duration of payout option chosen;

   .   Your age or your age and the age of your survivor/(1)/;

   .   Your gender or your gender and the gender of your survivor/(1)/ (IRAs);

   .   The portion of your Account Value being applied; and

   .   The payout rate being applied and the frequency of the payments.

/(1)/This applies only to joint and survivor payouts.

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

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.

Variable Payout

With a variable payout, you select your existing Variable Account Option. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by the Variable Account Option. The Payout Unit value is calculated just like the Purchase Unit value for the Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.

In determining the first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law) for all Contracts, except GTS-VA Contracts that are not sold under Section 403(b), which have an AIR of 3% (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

   .   From your existing Variable Account Option (payment will vary); with a

   .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

.. The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

.. The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

.. Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

.. In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

.. Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

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

.. All contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

.. The contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity, except that Payment for a Designated Period is available only as a fixed payout. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

   . Life Only - payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

   . Life with Guaranteed Period - payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period, or take a lump-sum distribution. Under the GTS-VA Contracts, the Payout Payments must be at least $25 each.

   . Life with Cash or Unit Refund -- payments are made to you during your lifetime. Upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments.

   . Joint and Survivor Life - payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment, the first Payout Payment will be made to the second designated person. If both Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.

   . Payment of a Specified Amount - payments in equal annual, semi-annual, quarterly or monthly installments are made to you of a specified dollar amount until the remaining balance is less than the specified dollar amount, at which time, the remaining balance will be paid to you.

   . Payment of Investment Income - payments are made to you, out of your Account Value placed in the Fixed Account Option, on an annual, semi-annual, quarterly or monthly basis. Payments are calculated by the net investment rate for the period multiplied by the remaining Account Value. Upon your death, payments will continue to your Beneficiary until the remaining balance is paid out. At any time, you may elect to receive a lump sum payment equal to the remaining Account Value.

   . Payment for a Designated Period - payments are made to you for a select number of years between one and 20. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

Level Payments Option

The level payments enhancement is an option that can only be used if you have a GUP Contract and if you selected one of the first four payout options above. Under the level payments option, payments are made once each month during each payout year at a certain level determined for that year based on the investment performance of the Separate Account. The amount of the payments will be determined by dividing the payment amount by the current Payout Unit value to determine the number of Payout Units in each subsequent annual payment.

For more information about payout options or enhancements of those payout options available under the contract, see the SAI.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. The Variable Account Option may result in your receiving unequal payments during the Payout Period. If payments begin before age 59
1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

If a payout option selection is not made at least 30 days before the Payout Date, then:

   .   Payments will be made under the life with guaranteed period option;

   .   The payments will be guaranteed for a 10 year period;

   . The payments will be based on the allocation used for the Participant's Purchase Payments;

   . The Fixed Account Option will be used to distribute payments to the Participant on a fixed payout basis; and

   . The Variable Account Option will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value during the Purchase Period if:

   .   allowed under federal and state law; and

   .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of the Stock Index Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

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

We may defer payment of the surrender value in the Fixed Account Option for up to 6 months. Interest will be paid on such amounts if payment of Fixed Account Option Surrender Value is deferred for 30 calendar days or more.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

       Allowed surrender value

    =  (equals)

       The Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

   .   death benefits; and

   .   certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option and the Variable Account Option.

The reduction in the number of Purchase Units credited to your Account Value will equal:

       The amount surrendered

    /  (divided by)

       Your Purchase Units next computed after the written request for surrender is received at our Home Office.

Exchange Privileges

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be paid.

Beneficiary Information

The Beneficiary may receive death benefits:

   .   In a lump sum;

   . In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

   .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.


Spousal Beneficiaries. A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, may either delay any distributions until the Annuitant would have reached age 70 1/2 or roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates.

Beneficiaries Other Than Spouses. If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:


   .   In full within 5 years after the year of the Annuitant's death; or

   . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

During the Purchase Period

If death occurs during the Purchase Period, the death benefit will be the greater of:

   . Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

   .   100% of Purchase Payment (to the Fixed and/ or the Variable Account
       Option)

    -  (minus)

       The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

   . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

   . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum;

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

Death Benefits will not be provided during the Payout Period for certain unallocated GUP and GTS-VA Contracts.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

   .   The Contract Owner;

   .   The Participant; and

   .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified
Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation - The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Option offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to:

   . Stop accepting new Participants under a group Contract, under certain circumstances;

   . Amend the GUP Contracts to increase all charges and annuity purchase rates (such change will not affect Participants already invested in a GUP Contract);

   . Amend the GUP Contracts (except where prohibited by the 1940 Act) for Participants whose total Purchase Payments are greater than 200% of the amount of first-year Purchase Payment(s) made on his/her behalf;

   . Amend GUP contracts issued under GUP contract form GVA-SA1 after five years of your participation in the Contract to change any terms of the Contract upon 90 days written notice to you (except where prohibited by the 1940 Act);

   . Amend GTS-VA Contracts issued under GTS-VA contract form GVA-SA2 in connection with certain 403(b) and 401 plans for self-employed individuals to increase the deduction for Sales and Administrative Charge after the end of the first year of the Contract. Contract amendments may affect rates and Fund Annual Expenses adversely applicable to Participants for Purchase Payments at an annual rate of up to 200% of the first year Purchase Payment made for each such Participant;

   . Amend the Payout rate applicable to Purchase Payments after the tenth year of the Contract; Operate VALIC Separate Account A as a management investment company under the applicable securities laws, in consideration of an investment management fee or in any other form permitted by law;

   . Deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the descriptions of the Contracts in this prospectus.

Assigning Your Contract

For most Contracts issued under qualified retirement plans or eligible deferred compensation plans of government employers, you will not be permitted to assign, sell or pledge your Contract to any person or organization, other than the Company, unless your contract is owned by a trustee or custodian and the trust or custodial accounts comply with applicable nontransferable requirements. GUP Contracts not issued under GUP contract form GVA-SA1 and GTS-VA Contracts that are issued under GTS-VA contract form GVA-SA2 are not assignable unless permitted under applicable law. GUP Contracts that are issued under GUP contract form GVA-SA1 are not assignable.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Fund that comprise the Variable Account Option. From time to time the Stock Index Fund may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, Participants will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period. The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been Paid. The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares are Voted

The Fund that comprises the Variable Account Option in the Contracts may have a number of shareholders including VALIC Separate Account A, other affiliated insurance company separate accounts and public shareholders.

VALIC Separate Account A will vote all of the shares of the Fund it holds based on, and in the same proportion as, the instructions given by all Participants invested in the Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Fund it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

   . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

   . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

   .   Section 408(b) traditional IRAs;

   .   Section 408A Roth IRAs;

   . Section 457 deferred compensation plans of governmental and tax-exempt employers;

   .   Section 408(k) SEPs and SARSEPs; and

   .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the Internal Revenue Service ("IRS") indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Tax Cuts and Jobs Acts of 2017 provided relief from the 10% early withdrawal penalty tax for qualified 2016 disaster distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a tax on net investment income, goes went effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

Legal Proceedings


As of April 23, 2019, the Company has achieved dismissal of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerned a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.



There are no pending legal proceedings affecting the Separate Account. Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2019, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

Financial Statements

The financial statements of VALIC, the Separate Account and American Home can be found in the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington D.C. 20549.

                TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
                General Information.............................    2
                Federal Tax Matters.............................    2
                Exchange Privilege..............................   11
                Purchase Unit Value.............................   12
                Payout Payments.................................   13
                Distribution of Variable Annuity Contracts......   15
                Experts.........................................   15
                Comments on Financial Statements................   15


(C) 2019American International Group, Inc.


All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                            UNITS OF INTEREST UNDER
                            GROUP UNIT PURCHASE AND
              GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          (GUP AND GTS-VA CONTRACTS)

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B

                                  May 1, 2019

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the GUP and GTS-VA Contracts dated May 1, 2019 (the "Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-428-2542.


Prospectuses are also available on the internet at www.valic.com.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

General Information........................................................  2
Federal Tax Matters........................................................  2
   Tax Consequences of Purchase Payments...................................  2
   Tax Consequences of Distributions.......................................  5
   Special Tax Consequences -- Early Distribution..........................  6
   Special Tax Consequences -- Required Distributions......................  7
   Tax-Free Rollovers, Transfers and Exchanges.............................  8
   Effect of Tax-Deferred Accumulations....................................  9
   Foreign Account Tax Compliance Act...................................... 10
   Other Withholding Tax................................................... 10
Exchange Privilege......................................................... 11
   Exchanges From SA-1 and SA-2 Contracts.................................. 11
Purchase Unit Value........................................................ 12
   Illustration of Calculation of Purchase Unit Value...................... 12
   Illustration of Purchase of Purchase Units.............................. 13
Payout Payments............................................................ 13
   Assumed Investment Rate................................................. 13
   Amount of Payout Payments............................................... 13
   Payout Unit Value....................................................... 14
   Illustration of Calculation of Payout Unit Value........................ 14
   Illustration of Payout Payments......................................... 14
Distribution of Variable Annuity Contracts................................. 15
Experts.................................................................... 15
Comments on Financial Statements........................................... 15

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------


Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.


   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.


   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2019, your elective deferrals are generally limited to $19,000, although additional age-based "catch-up" contributions (of up to $6,000) are permitted for individuals who will be age 50 at the end of the 2019 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $56,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee.

Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2019, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and are generally fully deductible in 2019 only by individuals who:

    (i) are not active Participants in another retirement plan and are not married;

    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $193,000;

    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $64,000; or

    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $103,000.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $12,000 or 100% of the working spouse's earned income, and no more than $6,600 may be contributed to either spouse's IRA for any year. The $12,000 limit increases to $14,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:


    (i) $6,000 ($7,000 if you are age 50 or older; $12,000 for you and your spouse's IRAs, or $14,000 if you are both age 50 or older) or 100% of compensation; or


    (ii)  your applicable IRA deduction limit.


   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See "Tax-Free Rollovers, Transfers and Exchanges."

   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2019, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $6,000 or 100% of compensation ($7,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)   are unmarried and have adjusted gross income of less than $122,000; or

    (ii) are married and filing jointly, and have adjusted gross income of less than $193,000.

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $193,000 and $203,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $203,000. Similarly, the contribution is reduced for those who are single with modified AGI between $122,000 and $137,000, with no contribution for singles with modified AGI over $137,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000, may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2019, if the program is an eligible deferred compensation plan ("EDCP"), you and your employer may contribute (and defer tax on) the lesser of $19,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2019, the employer may contribute up to 25% of your compensation or $56,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2019, the limit is $19,000. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2019, employee salary reduction contributions cannot exceed $13,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of a matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.


   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.


   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remain subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

       (1) attainment of age 59  1/2;

       (2) severance from employment;

       (3) death;

       (4) disability;

       (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

       (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

       (1) distributions of Roth 403(b) contributions;

       (2) qualified distributions of earnings on Roth 403(b) contributions; and

       (3) other after-tax amounts in the Contract.


Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2 or upon death or disability are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities except that for plan years beginning after December 31, 2018, earnings on elective deferrals may be included in qualified hardship distributions from 401(k) plans. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.


   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.


   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death, prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.


Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)  death;

    (2)  disability;

    (3) separation from service after a Participant reaches age 55 (age 50 for public safety employees of a governmental plan) (only applies to 403(b), 401(a)/(k) and 403(a) plans);

    (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;

    (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt;

    (6) distributions to an alternate payee pursuant to a domestic relations order; and

    (7)  qualified hurricane distributions and qualified wildfire distributions.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and


    (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive weeks.


   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.


   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2 for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.


   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)  to a Beneficiary on or after the Contract Owner's death;

    (2)  upon the Contract Owner's disability;

    (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)  made under an immediate annuity contract; or

    (5)  allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions


   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under the IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary not more than10 years younger than the Participant, or, if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).


   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)  there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.


   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans, do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.


   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.


Tax-Free Rollovers, Transfers and Exchanges


   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs, are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k)) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP, under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b), may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the 2-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, or 408(b) IRAs, are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035 of the Code, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.


Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

.. A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and

..  Taxable accounts such as savings accounts.

 LOGO


                                                    10 YEARS 20 YEARS 30 YEARS
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657



This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

   Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.


   To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested, has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

   By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:


                              Paycheck Comparison

                                            Tax-Favored Retirement Program Taxable Account
                                            ------------------------------ ---------------
Annual amount available for savings before
  federal taxes............................             $2,400                 $2,400
Current federal income tax due on Purchase
  Payments.................................                  0                 $ (600)
Net retirement plan Purchase Payments......             $2,400                 $1,800

   This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

   U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax


   A non-resident Contract Owner that is not exempt from United States federal withholding tax should consult a tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


   From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.


Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

   Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

   Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from 0.21% to 0.85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director.


   Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, approximately 70 Divisions of VALIC Separate Account A are available, which Divisions invest in different investment portfolios of VALIC Company I, VALIC Company II, and several other public mutual fund portfolios. Three fixed investment options are also available.


   Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

    Gross Investment Rate
=   (equals)
    The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/   (divided by)
    The value of the Division for the immediately preceding day on which the values are calculated.


We calculate the gross investment rate as of 4:00 p.m., Eastern Standard Time, on each business day when the Exchange is open.


Step 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (equals)
    Gross Investment Rate (calculated in Step 1)
-   (minus)
    Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.


    Purchase Unit Value for that day.
=   (equals)
    Purchase Unit Value for the immediately preceding day.
X   (multiplied by)
    Net Investment Rate (as calculated in Step 2) plus 1.00.


   The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

1. Purchase Unit value, beginning of period....... $ 1.800000
2. Value of Fund share, beginning of period.......  21.200000
3. Change in value of Fund share..................    .500000
4. Gross investment return (3)/(2)................    .023585
5. Daily separate account fee..................... $  .000027
                                                   ----------
6. Net investment return (4)--(5).................    .023558
                                                   ----------
7. Net investment factor 1.000000+(6)............. $ 1.023558
                                                   ----------
8. Purchase Unit value, end of period (1)X(7)..... $ 1.842404
                                                   ----------

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment.................................................. $  100.00
2. Purchase Unit value on effective date of purchase (see example above)............ $1.800000
3. Number of Purchase Units purchased (1)/(2).......................................    55.556
4. Purchase Unit value for valuation date following purchase (See example above).... $1.842404
                                                                                     ---------
5. Value of Purchase Units in account for valuation date following purchase (3)X(4). $  102.36
                                                                                     ---------

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate


   The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum (3% for GTS-VA Contracts sold in connection with section 403(b) plans). However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% (or 3%) rate described in the Prospectus. The foregoing Assumed Investment Rates are used merely to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.


Amount of Payout Payments

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Progressive Annuity Tables for GUP Contracts. GTS-VA Contracts use the 1949 male annuity mortality tables at 3% for Contracts sold in connection with section 403(b) plans and the Progressive Annuity Table (assuming all births in 1915) at 3 1/2% for all other Contracts.

   The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.


   In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Units on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the Assumed Investment Rate referred to above. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate and a factor of .999906 is applied to Contracts containing a 3.5% Assumed Investment Rate. (Calculation of the net investment factor is discussed in the Prospectus under "Purchase Period -- Purchase Unit Value.") This is true for all annuity options except the sixth payout option described in the Prospectus (see "Payout Period"). Under the sixth payout option, the amount of subsequent payments remains fixed but the number of payments varies with the experience of Divisions 10A and 10B for GUP and GTS-VA, respectively.


   Therefore, the dollar amount of variable payout payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value


   The value of a Payout Unit is calculated at the same time the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.)

   The calculation of the Payout Unit value for any period is determined by multiplying the Payout Unit value for the immediately preceding period by the net investment factor for the date for which the Payout Unit value is being calculated. (The net investment factor used is the net investment factor used to calculate the Purchase Unit value described in the Prospectus under "Purchase Period.") To avoid the crediting of "double interest," the result is then multiplied by a factor to neutralize the Assumed Investment Rate built into the annuity table contained in the Contract. For example, a factor of ..999919 is applied to Contracts containing a 3% Assumed Investment Rate, and a factor of .999906 is applied to Contracts containing a 3 1/2% rate.


   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

1. Payout Unit value, beginning of period............ $1.000000
2. Net investment factor for period..................  1.019991
3. Daily adjustment for 3.5% Assumed Investment Rate.   .999906
4. (2)X(3)...........................................  1.019895
5. Payout Unit value, end of period (1)X(4).......... $1.019895

                        Illustration of Payout Payments

Any Annuitant age 65, Life Annuity with 120 Payments Certain

 1. Number of Purchase Units at Payout Date........................  10,000.00
 2. Purchase Unit value............................................ $ 1.000000
 3. Purchase Value of Contract (1)X(2)............................. $10,000.00
 4. First monthly annuity payment per $1,000 of Accumulation Value. $     5.63
 5. First monthly annuity payment (3)X(4)/1,000.................... $    56.30
 6. Payout Unit value.............................................. $ 1.000000
 7. Number of Payout Units (5)/(6).................................      56.30
 8. Assume Payout Unit value for second month equal to............. $  .997000
 9. Second monthly Payout Payment (7)X(8).......................... $    56.13
 10. Assume Payout Unit value for third month equal to............. $  .980000
 11. Third monthly Payout Payment (7)X(10)......................... $    55.17

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.


   The Contracts are no longer offered to new plans but may be available to participants in plans with an existing Contract. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who were registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").


   AIG Capital Services, Inc. ("Distributor") is the distributor for VALIC Separate Account A. Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.


   VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. The commissions which were paid by the Company did not result in any charge to Contract Owners or to VALIC Separate Account A.


   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Company has not paid any sales commissions with respect to sales of the Contract for the past three fiscal years ended December 31.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company ("VALIC"), and the American Home Assurance Company.

   You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.


   The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


    . The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018

    . The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018

    . The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.


--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

   Divisions 10A and 10B are the only Divisions available under the Contracts described in the prospectus.


   You should only consider the statutory financial statements of American Home included in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to Contracts with a date of issue of December 29, 2006 or earlier.

(C) 2019 American International Group, Inc.


All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2018

                                                                  Annual Report

                                                              December 31, 2018

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of Separate Account A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account A indicated in the table below as of December 31, 2018, and the related statement of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in the Separate Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Beacon Bridgeway Large Cap     American Beacon Holland Large Cap
  Growth Fund Investor Class (1) (12)     Growth Fund Investor Class (1) (12)
AST SA BlackRock Multi-Asset Income     AST SA Wellington Growth Portfolio
  Portfolio Class 3                       Class 3 (2) (12)
AST SA PGI Asset Allocation Portfolio   AST SA Wellington Natural Resources
  Class 3                                 Portfolio Class 3 (3) (12)
AST SA Wellington Capital Appreciation  AST SA Wellington Strategic
  Portfolio Class 3                       Multi-Asset Portfolio Class 3
AST SA Wellington Government and        Ariel Fund Investor Class
  Quality Bond Portfolio Class 3
Ariel Appreciation Fund Investor Class  FTVIP Templeton Global Asset
                                          Allocation Fund
FTVIP Franklin Founding Funds           Invesco V.I. Growth and Income Fund
  Allocation VIP Fund Class 2             Series II
FTVIP Franklin Income VIP Fund Class 2  SST SA Allocation Moderate Portfolio
                                          Class 3
Goldman Sachs VIT Government Money      SST SA Putnam Asset Allocation
  Market Fund Service Class               Diversified Growth Portfolio Class 3
Invesco V. I. Balanced-Risk Commodity   SST SA Wellington Real Return
  Strategy Fund Class R5                  Portfolio Class 3
Invesco V.I. Comstock Fund Series II    SAST SA JPMorgan Emerging Markets
                                          Portfolio Class 3
Lord Abbett Growth and Income           SAST SA JPMorgan Equity-Income
  Portfolio Class VC                      Portfolio Class 3
Neuberger Berman AMT Guardian Trust     SAST SA JPMorgan Global Equities
  Class                                   Portfolio Class 3
SST SA Allocation Balanced Portfolio    SAST SA JPMorgan MFS Core Bond
  Class 3                                 Portfolio Class 3
SST SA Allocation Growth Portfolio      SAST SA JPMorgan Mid-Cap Growth
  Class 3                                 Portfolio Class 3
SST SA Allocation Moderate Growth       SAST SA Large Cap Growth Index
  Portfolio Class 3                       Portfolio Class 3 (5)
SunAmerica 2020 High Watermark Fund     SAST SA Large Cap Index Portfolio
  Class I (4) (12)                        Class 3 (7)
SAST SA AB Growth Portfolio Class 3     SAST SA Large Cap Value Index
                                          Portfolio Class 3 (5)
SAST SA AB Small & Mid Cap Value        SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Asset            SAST SA Legg Mason Tactical
  Allocation Portfolio Class 3            Opportunities Class 3 (7)
SAST SA American Funds Global Growth    SAST SA MFS Blue Chip Growth Portfolio
  Portfolio Class 3                       Class 3
SAST SA American Funds Growth           SAST SA MFS Massachusetts Investors
  Portfolio Class 3                       Trust Portfolio Class 3
SAST SA American Funds Growth-Income    SAST SA MFS Telecom Utility Portfolio
  Portfolio Class 3                       Class 3 (10) (12)
SAST SA American Funds VCP Managed      SAST SA MFS Total Return Portfolio
  Asset Allocation Portfolio Class 3      Class 3
SAST SA BlackRock VCP Global Multi      SAST SA Mid Cap Index Portfolio
  Asset Portfolio Class 3                 Class 3 (6)
SAST SA Boston Company Capital Growth   SAST SA Morgan Stanley International
  Portfolio Class 3 (9) (12)              Equities Portfolio Class 3
SAST SA Columbia Technology Portfolio   SAST SA Oppenheimer Main Street Large
  Class 3                                 Cap Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio  SAST SA PIMCO VCP Tactical Balanced
  Class 3                                 Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio   SAST SA PineBridge High-Yield Bond
  Class 3                                 Portfolio Class 3
SAST SA Emerging Markets Equity Index   SAST SA Putnam International Growth
  Portfolio Class 3 (5)                   and Income Portfolio Class 3
SAST SA Federated Corporate Bond        SAST SA Schroders VCP Global
  Portfolio Class 3                       Allocation Portfolio Class 3
SAST SA Fidelity Institutional AM(R)    SAST SA Small Cap Index Portfolio
  Real Estate Portfolio Class 3           Class 3 (6)

SAST SA Fixed Income Index Portfolio    SAST SA T. Rowe Price Asset Allocation
  Class 3                                 Growth Portfolio Class 3 (7)
SAST SA Fixed Income Intermediate       SAST SA T. Rowe Price VCP Balanced
  Index Portfolio Class 3                 Portfolio Class 3
SAST SA Franklin Small Company Value    SAST SA Templeton Foreign Value
  Portfolio Class 3                       Portfolio Class 3
SAST SA Global Index Allocation 60-40   SAST SA VCP Dynamic Allocation
  Portfolio Class 3 (5)                   Portfolio Class 3
SAST SA Global Index Allocation 75-25   SAST SA VCP Dynamic Strategy Portfolio
  Portfolio Class 3 (5)                   Class 3
SAST SA Global Index Allocation 90-10   SAST SA VCP Index Allocation Portfolio
  Portfolio Class 3 (5)                   Class 3 (7)
SAST SA Goldman Sachs Global Bond       SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                       Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset       SAST SA WellsCap Fundamental Growth
  Insights Portfolio Class 3 (7)          Portfolio Class 3 (8) (12)
SAST SA Index Allocation 60-40          T Rowe Price Retirement 2040 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA Index Allocation 80-20          T Rowe Price Retirement 2045 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA Index Allocation 90-10          T Rowe Price Retirement 2050 Advisor
  Portfolio Class 3 (6)                   Class
SAST SA International Index Portfolio   T Rowe Price Retirement 2055 Advisor
  Class 3 (6)                             Class
SAST SA Invesco Growth Opportunities    T Rowe Price Retirement 2060 Advisor
  Portfolio Class 3                       Class
SAST SA Invesco VCP Equity-Income       VALIC Company I International Equities
  Portfolio Class 3                       Index Fund
SAST SA Janus Focused Growth Portfolio  VALIC Company I International
  Class 3                                 Government Bond Fund
SAST SA JPMorgan Diversified Balanced   VALIC Company I International Growth
  Portfolio Class 3                       Fund
T Rowe Price Retirement 2015 Advisor    VALIC Company I International Value
  Class                                   Fund
T Rowe Price Retirement 2020 Advisor
  Class                                 VALIC Company I Large Cap Core Fund
T Rowe Price Retirement 2025 Advisor    VALIC Company I Large Capital Growth
  Class                                   Fund
T Rowe Price Retirement 2030 Advisor
  Class                                 VALIC Company I Mid Cap Index Fund
T Rowe Price Retirement 2035 Advisor    VALIC Company I Mid Cap Strategic
  Class                                   Growth Fund
VALIC Company I Asset Allocation Fund   VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Blue Chip Growth Fund   VALIC Company I Science & Technology
                                          Fund
VALIC Company I Broad Cap Value Fund    VALIC Company I Small Cap Aggressive
                                          Growth Fund
VALIC Company I Capital Conservation
  Fund                                  VALIC Company I Small Cap Fund
VALIC Company I Core Equity Fund        VALIC Company I Small Cap Index Fund
VALIC Company I Dividend Value Fund     VALIC Company I Small Cap Special
                                          Values Fund
VALIC Company I Dynamic Allocation Fund VALIC Company I Small Mid Growth Fund VALIC Company I Emerging Economies Fund VALIC Company I Stock Index Fund
VALIC Company I Global Real Estate Fund VALIC Company I Value Fund
VALIC Company I Global Social
  Awareness Fund                        VALIC Company II Mid Cap Growth Fund
VALIC Company I Global Strategy Fund    VALIC Company II Mid Cap Value Fund
VALIC Company I Government Money        VALIC Company II Moderate Growth
  Market I Fund                           Lifestyle Fund
VALIC Company I Government Securities
  Fund                                  VALIC Company II Small Cap Growth Fund
VALIC Company I Growth & Income Fund    VALIC Company II Small Cap Value Fund
VALIC Company I Growth Fund             VALIC Company II Socially Responsible
                                          Fund
VALIC Company I Health Sciences Fund    VALIC Company II Strategic Bond Fund
VALIC Company I Inflation Protected     Vanguard Long-Term Treasury Fund
  Fund                                    Investor Shares
VALIC Company II Aggressive Growth      Vanguard Wellington Fund Investor
  Lifestyle Fund                          Shares
VALIC Company II Capital Appreciation   Vanguard Windsor II Fund Investor
  Fund                                    Shares
VALIC Company II Conservative Growth    Invesco V.I. American Franchise Fund
  Lifestyle Fund                          Series II (11)
VALIC Company II Core Bond Fund
VALIC Company II Government Money
  Market II Fund
VALIC Company II High Yield Bond Fund
VALIC Company II International
  Opportunities Fund
VALIC Company II Large Cap Value Fund
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares
Vanguard LifeStrategy Growth Fund
  Investor Shares
Vanguard LifeStrategy Moderate Growth
  Fund Investor Shares
Vanguard Long-Term Investment-Grade
  Fund Investor Shares

(1) The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2017 to December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(2)  The AST SA Wellington Growth Portfolio, in operation for the period
     January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(3) The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(4) For the period January 1, 2017 to October 31, 2017 (cessation of operations).
(5)  For the period May 1, 2018 (commencement of operations) to December 31,
     2018.
(6)  For the period February 3, 2017 (commencement of operations) to
     December 31, 2017 and January 1, 2018 to December 31, 2018.
(7)  For the period October 9, 2017 (commencement of operations) to
     December 31, 2017 and January 1, 2018 to December 31, 2018.
(8) The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(9) The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
     October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(10) The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(11) There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(12) Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.

Basis for Opinions

These financial statements are the responsibility of The Variable Annuity Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in the Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts in the Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

                                                                                       Contract                   Net Assets
                                                            Due from (to)              Owners - Contract Owners Attributable to
                                        Investments at Fair    General                 Annuity  - Accumulation  Contract Owner
Sub-accounts                                   Value        Account, Net   Net Assets  Reserves    Reserves        Reserves
------------                            ------------------- ------------- ------------ -------- --------------- ---------------
American Beacon Bridgeway Large Cap
  Growth Fund Investor Class               $ 57,247,538       $ (5,793)   $ 57,241,745 $  8,419  $ 57,233,326    $ 57,241,745
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             958,252             --         958,252       --       958,252         958,252
AST SA PGI Asset Allocation Portfolio
  Class 3                                        41,659             --          41,659       --        41,659          41,659
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           1,267,646             --       1,267,646       --     1,267,646       1,267,646
AST SA Wellington Government and
  Quality Bond Portfolio Class 3              2,654,685             --       2,654,685       --     2,654,685       2,654,685
AST SA Wellington Strategic
  Multi-Asset Portfolio Class 3                 593,223             --         593,223       --       593,223         593,223
Ariel Appreciation Fund Investor Class      256,903,220        (16,042)    256,887,178  308,114   256,579,064     256,887,178
Ariel Fund Investor Class                   350,050,369        (34,328)    350,016,041  153,777   349,862,264     350,016,041
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                     9,518             --           9,518       --         9,518           9,518
FTVIP Franklin Income VIP Fund Class 2          876,990             --         876,990       --       876,990         876,990
Goldman Sachs VIT Government Money
  Market Fund Service Class                     298,497             --         298,497       --       298,497         298,497
Invesco V. I. Balanced-Risk Commodity
  Strategy Fund Class R5                    137,372,002         (6,735)    137,365,267   35,387   137,329,880     137,365,267
Invesco V.I. Comstock Fund Series II          1,008,813             --       1,008,813       --     1,008,813       1,008,813
Invesco V.I. Growth and Income Fund
  Series II                                   1,202,823             --       1,202,823       --     1,202,823       1,202,823
Lord Abbett Growth and Income
  Portfolio Class VC                            184,486             --         184,486       --       184,486         184,486
SST SA Allocation Balanced Portfolio
  Class 3                                     1,408,234             --       1,408,234       --     1,408,234       1,408,234
SST SA Allocation Growth Portfolio
  Class 3                                     3,023,874             --       3,023,874       --     3,023,874       3,023,874
SST SA Allocation Moderate Growth
  Portfolio Class 3                           2,524,310             --       2,524,310       --     2,524,310       2,524,310
SST SA Allocation Moderate Portfolio
  Class 3                                     2,994,037             --       2,994,037       --     2,994,037       2,994,037
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3        1,221,197             --       1,221,197       --     1,221,197       1,221,197
SST SA Wellington Real Return
  Portfolio Class 3                           1,604,289             --       1,604,289       --     1,604,289       1,604,289
SAST SA AB Growth Portfolio Class 3           1,253,539             --       1,253,539       --     1,253,539       1,253,539
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                             745,809             --         745,809       --       745,809         745,809
SAST SA American Funds Asset
  Allocation Portfolio Class 3               24,717,992             --      24,717,992       --    24,717,992      24,717,992
SAST SA American Funds Global Growth
  Portfolio Class 3                           1,612,180             --       1,612,180       --     1,612,180       1,612,180
SAST SA American Funds Growth
  Portfolio Class 3                           2,108,423             --       2,108,423       --     2,108,423       2,108,423
SAST SA American Funds Growth- Income
  Portfolio Class 3                           3,138,200             --       3,138,200       --     3,138,200       3,138,200
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio Class 3         46,027,384             --      46,027,384       --    46,027,384      46,027,384
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                    24,504,957             --      24,504,957       --    24,504,957      24,504,957
SAST SA Columbia Technology Portfolio
  Class 3                                       397,262             --         397,262       --       397,262         397,262
SAST SA DFA Ultra Short Bond Portfolio
  Class 3                                       806,132             --         806,132       --       806,132         806,132
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     1,987,793             --       1,987,793       --     1,987,793       1,987,793
SAST SA Federated Corporate Bond
  Portfolio Class 3                           3,078,380             (1)      3,078,379       --     3,078,379       3,078,379
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3                  86,373             --          86,373       --        86,373          86,373
SAST SA Fixed Income Index Portfolio
  Class 3                                       649,206             --         649,206       --       649,206         649,206
SAST SA Fixed Income Intermediate
  Index Portfolio Class 3                       189,717             --         189,717       --       189,717         189,717
SAST SA Franklin Small Company Value
  Portfolio Class 3                             363,633             --         363,633       --       363,633         363,633
SAST SA Global Index Allocation 60-40
  Portfolio Class 3                             142,933             --         142,933       --       142,933         142,933
SAST SA Global Index Allocation 75-25
  Portfolio Class 3                             386,354             --         386,354       --       386,354         386,354
SAST SA Global Index Allocation 90-10
  Portfolio Class 3                             837,909             --         837,909       --       837,909         837,909
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                           1,668,747             --       1,668,747       --     1,668,747       1,668,747
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                    136,695             --         136,695       --       136,695         136,695
SAST SA Index Allocation 60-40
  Portfolio Class 3                           1,972,231             --       1,972,231       --     1,972,231       1,972,231
SAST SA Index Allocation 80-20
  Portfolio Class 3                           5,768,462             --       5,768,462       --     5,768,462       5,768,462
SAST SA Index Allocation 90-10
  Portfolio Class 3                          22,722,729             --      22,722,729       --    22,722,729      22,722,729
SAST SA International Index Portfolio
  Class 3                                        89,535             --          89,535       --        89,535          89,535
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                             123,918             --         123,918       --       123,918         123,918
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                          18,930,708             --      18,930,708       --    18,930,708      18,930,708
SAST SA Janus Focused Growth Portfolio
  Class 3                                       351,431             --         351,431       --       351,431         351,431
SAST SA JPMorgan Diversified Balanced
  Portfolio Class 3                           1,588,947             --       1,588,947       --     1,588,947       1,588,947
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                             360,497             --         360,497       --       360,497         360,497
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           1,280,047             --       1,280,047       --     1,280,047       1,280,047
SAST SA JPMorgan Global Equities
  Portfolio Class 3                              43,291             --          43,291       --        43,291          43,291
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                           3,831,021             --       3,831,021       --     3,831,021       3,831,021
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                             230,844             --         230,844       --       230,844         230,844
SAST SA Large Cap Growth Index
  Portfolio Class 3                               6,250             --           6,250       --         6,250           6,250
SAST SA Large Cap Index Portfolio
  Class 3                                       123,447             --         123,447       --       123,447         123,447
SAST SA Large Cap Value Index
  Portfolio Class 3                               6,659             --           6,659       --         6,659           6,659
SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                             798,527             --         798,527       --       798,527         798,527
SAST SA Legg Mason Tactical
  Opportunities Class 3                         113,623             --         113,623       --       113,623         113,623
SAST SA MFS Blue Chip Growth Portfolio
  Class 3                                       649,578             --         649,578       --       649,578         649,578
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                     1,236,852             --       1,236,852       --     1,236,852       1,236,852
SAST SA MFS Total Return Portfolio
  Class 3                                       867,015             --         867,015       --       867,015         867,015
SAST SA Mid Cap Index Portfolio Class 3         179,828             --         179,828       --       179,828         179,828
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                    679,245             --         679,245       --       679,245         679,245
SAST SA Oppenheimer Main Street Large
  Cap Portfolio Class 3                         946,281             --         946,281       --       946,281         946,281
SAST SA PIMCO VCP Tactical Balanced
  Portfolio Class 3                          22,730,769             --      22,730,769       --    22,730,769      22,730,769
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                             702,275             --         702,275       --       702,275         702,275
SAST SA Putnam International Growth
  and Income Portfolio Class 3                   99,729             --          99,729       --        99,729          99,729
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3               14,995,909             --      14,995,909       --    14,995,909      14,995,909
SAST SA Small Cap Index Portfolio
  Class 3                                       185,063             --         185,063       --       185,063         185,063
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                      629,258             --         629,258       --       629,258         629,258
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          25,024,929             --      25,024,929       --    25,024,929      25,024,929
SAST SA Templeton Foreign Value
  Portfolio Class 3                             559,006             --         559,006       --       559,006         559,006
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                          63,086,048             --      63,086,048       --    63,086,048      63,086,048
SAST SA VCP Dynamic Strategy Portfolio
  Class 3                                    53,850,121             --      53,850,121       --    53,850,121      53,850,121
SAST SA VCP Index Allocation Portfolio
  Class 3                                     7,745,940             --       7,745,940       --     7,745,940       7,745,940
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                             230,325             --         230,325       --       230,325         230,325

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018


                                                                                  Contract                    Net Assets
                                                    Due from (to)                 Owners -  Contract Owners Attributable to
                                Investments at Fair    General                    Annuity   - Accumulation  Contract Owner
Sub-accounts                           Value        Account, Net    Net Assets    Reserves     Reserves        Reserves
------------                    ------------------- ------------- -------------- ---------- --------------- ---------------
T Rowe Price Retirement 2015
  Advisor Class                   $   10,207,382      $    (226)  $   10,207,156 $       -- $   10,207,156  $   10,207,156
T Rowe Price Retirement 2020
  Advisor Class                       28,122,468           (706)      28,121,762         --     28,121,762      28,121,762
T Rowe Price Retirement 2025
  Advisor Class                       29,397,030         (1,149)      29,395,881         --     29,395,881      29,395,881
T Rowe Price Retirement 2030
  Advisor Class                       29,666,252         (1,304)      29,664,948         --     29,664,948      29,664,948
T Rowe Price Retirement 2035
  Advisor Class                       23,033,792         (1,228)      23,032,564         --     23,032,564      23,032,564
T Rowe Price Retirement 2040
  Advisor Class                       23,089,859         (1,419)      23,088,440         --     23,088,440      23,088,440
T Rowe Price Retirement 2045
  Advisor Class                       15,510,696         (1,267)      15,509,429         --     15,509,429      15,509,429
T Rowe Price Retirement 2050
  Advisor Class                       13,518,633         (1,105)      13,517,528         --     13,517,528      13,517,528
T Rowe Price Retirement 2055
  Advisor Class                        5,784,232           (640)       5,783,592         --      5,783,592       5,783,592
T Rowe Price Retirement 2060
  Advisor Class                        3,410,577           (444)       3,410,133         --      3,410,133       3,410,133
VALIC Company I Asset
  Allocation Fund                    143,384,902        (10,696)     143,374,206     83,101    143,291,105     143,374,206
VALIC Company I Blue Chip
  Growth Fund                        680,331,893        (65,641)     680,266,252     93,162    680,173,090     680,266,252
VALIC Company I Broad Cap
  Value Fund                          41,123,881         (4,077)      41,119,804         --     41,119,804      41,119,804
VALIC Company I Capital
  Conservation Fund                  151,900,374         (8,009)     151,892,365    132,625    151,759,740     151,892,365
VALIC Company I Core Equity
  Fund                               219,381,346        (15,354)     219,365,992    188,356    219,177,636     219,365,992
VALIC Company I Dividend
  Value Fund                         711,095,327        (66,143)     711,029,184    197,705    710,831,479     711,029,184
VALIC Company I Dynamic
  Allocation Fund                    208,200,145         (3,145)     208,197,000         --    208,197,000     208,197,000
VALIC Company I Emerging
  Economies Fund                     633,841,030        (23,845)     633,817,185     57,183    633,760,002     633,817,185
VALIC Company I Global Real
  Estate Fund                        317,494,034        (22,089)     317,471,945      4,278    317,467,667     317,471,945
VALIC Company I Global Social
  Awareness Fund                     334,181,048        (19,660)     334,161,388    287,914    333,873,474     334,161,388
VALIC Company I Global
  Strategy Fund                      331,660,830        (34,574)     331,626,256    129,605    331,496,651     331,626,256
VALIC Company I Government
  Money Market I Fund                326,773,782        (32,186)     326,741,596     10,458    326,731,138     326,741,596
VALIC Company I Government
  Securities Fund                    101,880,716         (5,289)     101,875,427     80,199    101,795,228     101,875,427
VALIC Company I Growth &
  Income Fund                        105,517,832        (10,234)     105,507,598     59,705    105,447,893     105,507,598
VALIC Company I Growth Fund        1,130,289,674        (84,800)   1,130,204,874    330,171  1,129,874,703   1,130,204,874
VALIC Company I Health
  Sciences Fund                      706,893,579        (43,287)     706,850,292    147,990    706,702,302     706,850,292
VALIC Company I Inflation
  Protected Fund                     595,431,166        (55,227)     595,375,939     95,593    595,280,346     595,375,939
VALIC Company I International
  Equities Index Fund                911,699,499        (82,012)     911,617,487    124,838    911,492,649     911,617,487
VALIC Company I International
  Government Bond Fund               124,596,829        (14,927)     124,581,902     22,569    124,559,333     124,581,902
VALIC Company I International
  Growth Fund                        391,364,515        (36,134)     391,328,381    360,609    390,967,772     391,328,381
VALIC Company I International
  Value Fund                         618,086,153        (53,351)     618,032,802     60,513    617,972,289     618,032,802
VALIC Company I Large Cap
  Core Fund                          130,697,495        (13,262)     130,684,233     18,435    130,665,798     130,684,233
VALIC Company I Large Capital
  Growth Fund                        399,187,237        (23,447)     399,163,790    107,265    399,056,525     399,163,790
VALIC Company I Mid Cap
  Index Fund                       2,818,913,486       (256,294)   2,818,657,192  1,340,772  2,817,316,420   2,818,657,192
VALIC Company I Mid Cap
  Strategic Growth Fund              239,960,372        (11,725)     239,948,647     46,561    239,902,086     239,948,647
VALIC Company I Nasdaq-100
  Index Fund                         393,949,573        (22,966)     393,926,607     91,330    393,835,277     393,926,607
VALIC Company I Science &
  Technology Fund                  1,141,761,297        (59,991)   1,141,701,306    869,786  1,140,831,520   1,141,701,306
VALIC Company I Small Cap
  Aggressive Growth Fund             133,405,070         (7,947)     133,397,123     10,844    133,386,279     133,397,123
VALIC Company I Small Cap
  Fund                               262,701,359        (18,175)     262,683,184    203,020    262,480,164     262,683,184
VALIC Company I Small Cap
  Index Fund                       1,010,894,398        (85,185)   1,010,809,213    574,877  1,010,234,336   1,010,809,213
VALIC Company I Small Cap
  Special Values Fund                191,957,388         (6,117)     191,951,271     74,839    191,876,432     191,951,271
VALIC Company I Small Mid
  Growth Fund                        100,977,535         (5,283)     100,972,252      9,767    100,962,485     100,972,252
VALIC Company I Stock Index
  Fund                             4,114,195,079       (860,901)   4,113,334,178  4,234,972  4,109,099,206   4,113,334,178
VALIC Company I Value Fund            71,098,621        (12,861)      71,085,760      3,676     71,082,084      71,085,760
VALIC Company II Aggressive
  Growth Lifestyle Fund              528,960,115        (53,336)     528,906,779     58,157    528,848,622     528,906,779
VALIC Company II Capital
  Appreciation Fund                   41,221,562         (4,252)      41,217,310         --     41,217,310      41,217,310
VALIC Company II Conservative
  Growth Lifestyle Fund              304,418,941        (27,469)     304,391,472    338,102    304,053,370     304,391,472
VALIC Company II Core Bond
  Fund                             1,260,041,082        (84,932)   1,259,956,150      9,146  1,259,947,004   1,259,956,150
VALIC Company II Government
  Money Market II Fund               116,841,292         (5,746)     116,835,546     22,054    116,813,492     116,835,546
VALIC Company II High Yield
  Bond Fund                          437,211,460        (30,898)     437,180,562     27,952    437,152,610     437,180,562
VALIC Company II International
  Opportunities Fund                 500,355,093        (38,603)     500,316,490     69,738    500,246,752     500,316,490
VALIC Company II Large Cap
  Value Fund                         156,191,108        (20,631)     156,170,477         --    156,170,477     156,170,477
VALIC Company II Mid Cap
  Growth Fund                        176,643,357        (10,409)     176,632,948     15,502    176,617,446     176,632,948
VALIC Company II Mid Cap
  Value Fund                         617,832,911        (49,839)     617,783,072    129,179    617,653,893     617,783,072
VALIC Company II Moderate
  Growth Lifestyle Fund              853,705,475        (65,987)     853,639,488    107,826    853,531,662     853,639,488
VALIC Company II Small Cap
  Growth Fund                        143,348,153        (14,489)     143,333,664      8,571    143,325,093     143,333,664
VALIC Company II Small Cap
  Value Fund                         323,588,289        (25,251)     323,563,038    130,010    323,433,028     323,563,038
VALIC Company II Socially
  Responsible Fund                   627,129,468        (75,551)     627,053,917     52,031    627,001,886     627,053,917
VALIC Company II Strategic
  Bond Fund                          604,394,773        (75,701)     604,319,072    138,918    604,180,154     604,319,072
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares                     88,199,199         (6,104)      88,193,095         --     88,193,095      88,193,095
Vanguard LifeStrategy Growth
  Fund Investor Shares               230,123,607        (17,664)     230,105,943      8,344    230,097,599     230,105,943
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        233,735,149        (18,998)     233,716,151      8,815    233,707,336     233,716,151
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         213,685,509        (21,757)     213,663,752      5,643    213,658,109     213,663,752
Vanguard Long-Term Treasury
  Fund Investor Shares               193,899,965        (16,681)     193,883,284     49,285    193,833,999     193,883,284
Vanguard Wellington Fund
  Investor Shares                  1,769,636,754        (96,233)   1,769,540,521  9,932,343  1,759,608,178   1,769,540,521
Vanguard Windsor II Fund
  Investor Shares                  1,473,565,085        (94,956)   1,473,470,129    469,042  1,473,001,087   1,473,470,129

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                               Net Asset
                                                                               Value per Shares at Fair Cost of Shares
Sub-accounts                                                          Shares     Share       Value           Held      Level*
------------                                                        ---------- --------- -------------- -------------- ------
American Beacon Bridgeway Large Cap Growth Fund Investor Class       2,285,331  $25.05    $ 57,247,538   $ 67,264,225    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3                  163,524    5.86         958,252      1,047,356    1
AST SA PGI Asset Allocation Portfolio Class 3                            3,338   12.48          41,659         48,305    1
AST SA Wellington Capital Appreciation Portfolio Class 3                34,187   37.08       1,267,646      1,341,136    1
AST SA Wellington Government and Quality Bond Portfolio Class 3        180,837   14.68       2,654,685      2,714,603    1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3               83,553    7.10         593,223        674,071    1
Ariel Appreciation Fund Investor Class                               6,653,800   38.61     256,903,220    322,141,521    1
Ariel Fund Investor Class                                            6,327,736   55.32     350,050,369    348,235,626    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                1,506    6.32           9,518         10,629    1
FTVIP Franklin Income VIP Fund Class 2                                  59,497   14.74         876,990        902,262    1
Goldman Sachs VIT Government Money Market Fund Service Class           298,497    1.00         298,497        298,497    1
Invesco V. I. Balanced-Risk Commodity Strategy Fund Class R5        21,944,409    6.26     137,372,002    167,332,421    1
Invesco V.I. Comstock Fund Series II                                    62,815   16.06       1,008,813      1,131,623    1
Invesco V.I. Growth and Income Fund Series II                           68,811   17.48       1,202,823      1,402,818    1
Lord Abbett Growth and Income Portfolio Class VC                         6,019   30.65         184,486        207,878    1
SST SA Allocation Balanced Portfolio Class 3                           156,470    9.00       1,408,234      1,634,968    1
SST SA Allocation Growth Portfolio Class 3                             254,107   11.90       3,023,874      3,541,725    1
SST SA Allocation Moderate Growth Portfolio Class 3                    274,979    9.18       2,524,310      3,109,513    1
SST SA Allocation Moderate Portfolio Class 3                           319,534    9.37       2,994,037      3,492,112    1
SST SA Putnam Asset Allocation Diversified Growth Portfolio
  Class 3                                                              115,207   10.60       1,221,197      1,423,836    1
SST SA Wellington Real Return Portfolio Class 3                        173,437    9.25       1,604,289      1,666,445    1
SAST SA AB Growth Portfolio Class 3                                     32,150   38.99       1,253,539      1,347,984    1
SAST SA AB Small & Mid Cap Value Portfolio Class 3                      60,097   12.41         745,809      1,018,052    1
SAST SA American Funds Asset Allocation Portfolio Class 3            1,911,678   12.93      24,717,992     27,455,282    1
SAST SA American Funds Global Growth Portfolio Class 3                 176,002    9.16       1,612,180      2,076,566    1
SAST SA American Funds Growth Portfolio Class 3                        228,184    9.24       2,108,423      2,826,033    1
SAST SA American Funds Growth-Income Portfolio Class 3                 328,952    9.54       3,138,200      3,962,884    1
SAST SA American Funds VCP Managed Asset Allocation Portfolio
  Class 3                                                            3,632,785   12.67      46,027,384     48,669,138    1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3           2,431,047   10.08      24,504,957     26,499,797    1
SAST SA Columbia Technology Portfolio Class 3                           75,382    5.27         397,262        502,754    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                          77,587   10.39         806,132        804,481    1
SAST SA Dogs of Wall Street Portfolio Class 3                          160,565   12.38       1,987,793      2,195,924    1
SAST SA Federated Corporate Bond Portfolio Class 3                     249,262   12.35       3,078,380      3,302,979    1
SAST SA Fidelity Institutional AM(R) Real Estate Portfolio Class 3       7,740   11.16          86,373        107,496    1
SAST SA Fixed Income Index Portfolio Class 3                            65,776    9.87         649,206        658,776    1
SAST SA Fixed Income Intermediate Index Portfolio Class 3               19,398    9.78         189,717        190,370    1
SAST SA Franklin Small Company Value Portfolio Class 3                  20,935   17.37         363,633        469,082    1
SAST SA Global Index Allocation 60-40 Portfolio Class 3                 10,410   13.73         142,933        149,500    1
SAST SA Global Index Allocation 75-25 Portfolio Class 3                 28,704   13.46         386,354        429,681    1
SAST SA Global Index Allocation 90-10 Portfolio Class 3                 63,671   13.16         837,909        934,749    1
SAST SA Goldman Sachs Global Bond Portfolio Class 3                    162,172   10.29       1,668,747      1,768,516    1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3            14,858    9.20         136,695        147,545    1
SAST SA Index Allocation 60-40 Portfolio Class 3                       196,242   10.05       1,972,231      2,151,272    1
SAST SA Index Allocation 80-20 Portfolio Class 3                       571,701   10.09       5,768,462      6,405,224    1
SAST SA Index Allocation 90-10 Portfolio Class 3                     2,247,550   10.11      22,722,729     25,606,701    1
SAST SA International Index Portfolio Class 3                            9,249    9.68          89,535        105,077    1
SAST SA Invesco Growth Opportunities Portfolio Class 3                  17,045    7.27         123,918        148,241    1
SAST SA Invesco VCP Equity-Income Portfolio Class 3                  1,640,443   11.54      18,930,708     20,257,151    1
SAST SA Janus Focused Growth Portfolio Class 3                          28,806   12.20         351,431        347,003    1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3                 92,273   17.22       1,588,947      1,812,284    1
SAST SA JPMorgan Emerging Markets Portfolio Class 3                     50,000    7.21         360,497        370,666    1
SAST SA JPMorgan Equity-Income Portfolio Class 3                        40,831   31.35       1,280,047      1,312,266    1
SAST SA JPMorgan Global Equities Portfolio Class 3                       2,507   17.27          43,291         55,284    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                       445,468    8.60       3,831,021      3,936,295    1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                       15,953   14.47         230,844        274,357    1
SAST SA Large Cap Growth Index Portfolio Class 3                           435   14.37           6,250          6,250    1
SAST SA Large Cap Index Portfolio Class 3                                6,166   20.02         123,447        139,975    1
SAST SA Large Cap Value Index Portfolio Class 3                            483   13.78           6,659          7,363    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                 43,328   18.43         798,527        906,293    1
SAST SA Legg Mason Tactical Opportunities Class 3                       11,935    9.52         113,623        122,920    1
SAST SA MFS Blue Chip Growth Portfolio Class 3                          57,232   11.35         649,578        628,984    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3             60,100   20.58       1,236,852      1,273,593    1
SAST SA MFS Total Return Portfolio Class 3                              51,424   16.86         867,015        980,629    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018

                                                                         Net Asset
                                                                         Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares      Share       Value           Held      Level*
------------                                                 ----------- --------- -------------- -------------- ------
SAST SA Mid Cap Index Portfolio Class 3                           18,949  $ 9.49   $      179,828 $      213,427   1
SAST SA Morgan Stanley International Equities Portfolio
  Class 3                                                         75,556    8.99          679,245        703,627   1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3       48,979   19.32          946,281        956,537   1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3          2,407,920    9.44       22,730,769     26,433,015   1
SAST SA PineBridge High-Yield Bond Portfolio Class 3             137,163    5.12          702,275        776,443   1
SAST SA Putnam International Growth and Income Portfolio
  Class 3                                                         11,143    8.95           99,729        107,791   1
SAST SA Schroders VCP Global Allocation Portfolio Class 3      1,508,643    9.94       14,995,909     16,925,610   1
SAST SA Small Cap Index Portfolio Class 3                         19,378    9.55          185,063        226,726   1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio
  Class 3                                                         65,616    9.59          629,258        686,311   1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3           2,345,354   10.67       25,024,929     27,023,956   1
SAST SA Templeton Foreign Value Portfolio Class 3                 42,575   13.13          559,006        627,857   1
SAST SA VCP Dynamic Allocation Portfolio Class 3               5,597,697   11.27       63,086,048     69,961,292   1
SAST SA VCP Dynamic Strategy Portfolio Class 3                 4,703,067   11.45       53,850,121     59,006,295   1
SAST SA VCP Index Allocation Portfolio Class 3                   831,109    9.32        7,745,940      8,692,148   1
SAST SA WellsCap Aggressive Growth Portfolio Class 3              13,399   17.19          230,325        272,876   1
T Rowe Price Retirement 2015 Advisor Class                       786,999   12.97       10,207,382     11,739,378   1
T Rowe Price Retirement 2020 Advisor Class                     1,450,359   19.39       28,122,468     31,392,375   1
T Rowe Price Retirement 2025 Advisor Class                     1,915,116   15.35       29,397,030     32,041,574   1
T Rowe Price Retirement 2030 Advisor Class                     1,341,757   22.11       29,666,252     32,843,072   1
T Rowe Price Retirement 2035 Advisor Class                     1,423,597   16.18       23,033,792     25,187,693   1
T Rowe Price Retirement 2040 Advisor Class                     1,010,940   22.84       23,089,859     25,468,456   1
T Rowe Price Retirement 2045 Advisor Class                       996,831   15.56       15,510,696     17,270,879   1
T Rowe Price Retirement 2050 Advisor Class                     1,033,535   13.08       13,518,633     14,998,983   1
T Rowe Price Retirement 2055 Advisor Class                       435,560   13.28        5,784,232      6,419,287   1
T Rowe Price Retirement 2060 Advisor Class                       324,199   10.52        3,410,577      3,843,771   1
VALIC Company I Asset Allocation Fund                         13,840,241   10.36      143,384,902    153,010,280   1
VALIC Company I Blue Chip Growth Fund                         35,600,832   19.11      680,331,893    480,893,872   1
VALIC Company I Broad Cap Value Fund                           2,855,825   14.40       41,123,881     42,438,414   1
VALIC Company I Capital Conservation Fund                     15,773,663    9.63      151,900,374    155,083,463   1
VALIC Company I Core Equity Fund                              10,251,465   21.40      219,381,346    124,005,327   1
VALIC Company I Dividend Value Fund                           60,621,938   11.73      711,095,327    739,306,143   1
VALIC Company I Dynamic Allocation Fund                       18,135,901   11.48      208,200,145    206,813,304   1
VALIC Company I Emerging Economies Fund                       84,287,371    7.52      633,841,030    642,198,580   1
VALIC Company I Global Real Estate Fund                       43,731,961    7.26      317,494,034    347,261,477   1
VALIC Company I Global Social Awareness Fund                  14,058,942   23.77      334,181,048    235,250,504   1
VALIC Company I Global Strategy Fund                          29,718,712   11.16      331,660,830    333,892,508   1
VALIC Company I Government Money Market I Fund               326,773,782    1.00      326,773,782    326,773,782   1
VALIC Company I Government Securities Fund                     9,796,223   10.40      101,880,716    105,210,194   1
VALIC Company I Growth & Income Fund                           5,072,973   20.80      105,517,832     73,536,761   1
VALIC Company I Growth Fund                                   71,673,410   15.77    1,130,289,674    999,531,268   1
VALIC Company I Health Sciences Fund                          36,232,372   19.51      706,893,579    727,980,645   1
VALIC Company I Inflation Protected Fund                      55,492,187   10.73      595,431,166    616,694,661   1
VALIC Company I International Equities Index Fund            140,694,367    6.48      911,699,499    955,765,258   1
VALIC Company I International Government Bond Fund            10,806,317   11.53      124,596,829    124,380,992   1
VALIC Company I International Growth Fund                     30,503,859   12.83      391,364,515    325,831,233   1
VALIC Company I International Value Fund                      69,059,905    8.95      618,086,153    564,353,208   1
VALIC Company I Large Cap Core Fund                           12,079,251   10.82      130,697,495    140,356,645   1
VALIC Company I Large Capital Growth Fund                     27,492,234   14.52      399,187,237    297,453,927   1
VALIC Company I Mid Cap Index Fund                           116,773,550   24.14    2,818,913,486  2,540,701,254   1
VALIC Company I Mid Cap Strategic Growth Fund                 16,886,726   14.21      239,960,372    194,006,371   1
VALIC Company I Nasdaq-100 Index Fund                         30,970,878   12.72      393,949,573    280,416,323   1
VALIC Company I Science & Technology Fund                     42,224,900   27.04    1,141,761,297    710,290,783   1
VALIC Company I Small Cap Aggressive Growth Fund              10,015,396   13.32      133,405,070    130,399,600   1
VALIC Company I Small Cap Fund                                26,139,439   10.05      262,701,359    261,647,312   1
VALIC Company I Small Cap Index Fund                          53,317,215   18.96    1,010,894,398    863,268,872   1
VALIC Company I Small Cap Special Values Fund                 16,462,898   11.66      191,957,388    181,769,838   1
VALIC Company I Small Mid Growth Fund                          8,163,099   12.37      100,977,535     97,228,323   1
VALIC Company I Stock Index Fund                             111,465,594   36.91    4,114,195,079  3,080,348,839   1
VALIC Company I Value Fund                                     4,361,879   16.30       71,098,621     47,320,925   1
VALIC Company II Aggressive Growth Lifestyle Fund             53,161,821    9.95      528,960,115    539,306,022   1
VALIC Company II Capital Appreciation Fund                     2,419,106   17.04       41,221,562     35,902,466   1
VALIC Company II Conservative Growth Lifestyle Fund           26,586,807   11.45      304,418,941    325,359,714   1
VALIC Company II Core Bond Fund                              117,650,895   10.71    1,260,041,082  1,288,991,857   1
VALIC Company II Government Money Market II Fund             116,841,292    1.00      116,841,292    116,841,285   1
VALIC Company II High Yield Bond Fund                         60,639,592    7.21      437,211,460    461,656,482   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2018


                                                                       Net Asset
                                                                       Value per Shares at Fair Cost of Shares
Sub-accounts                                                  Shares     Share       Value           Held      Level*
------------                                                ---------- --------- -------------- -------------- ------
VALIC Company II International Opportunities Fund           29,006,092  $17.25   $  500,355,093 $  410,373,726   1
VALIC Company II Large Cap Value Fund                        7,993,404   19.54      156,191,108    119,769,891   1
VALIC Company II Mid Cap Growth Fund                        20,303,834    8.70      176,643,357    199,450,503   1
VALIC Company II Mid Cap Value Fund                         34,059,146   18.14      617,832,911    684,245,339   1
VALIC Company II Moderate Growth Lifestyle Fund             63,284,320   13.49      853,705,475    874,751,842   1
VALIC Company II Small Cap Growth Fund                       8,026,212   17.86      143,348,153    142,502,181   1
VALIC Company II Small Cap Value Fund                       26,329,397   12.29      323,588,289    384,481,898   1
VALIC Company II Socially Responsible Fund                  31,092,190   20.17      627,129,468    407,671,913   1
VALIC Company II Strategic Bond Fund                        56,591,271   10.68      604,394,773    633,263,129   1
Vanguard LifeStrategy Conservative Growth Fund Investor
  Shares                                                     4,724,113   18.67       88,199,199     86,915,699   1
Vanguard LifeStrategy Growth Fund Investor Shares            7,655,476   30.06      230,123,607    184,751,372   1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares   9,424,804   24.80      233,735,149    205,786,207   1
Vanguard Long-Term Investment-Grade Fund Investor Shares    22,328,684    9.57      213,685,509    233,411,765   1
Vanguard Long-Term Treasury Fund Investor Shares            16,390,530   11.83      193,899,965    208,033,734   1
Vanguard Wellington Fund Investor Shares                    47,673,404   37.12    1,769,636,754  1,536,269,559   1
Vanguard Windsor II Fund Investor Shares                    47,351,063   31.12    1,473,565,085  1,317,114,132   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                   American      American      AST SA                  AST SA
                                                                    Beacon        Beacon      BlackRock  AST SA PGI  Wellington
                                                                  Bridgeway    Holland Large Multi-Asset   Asset      Capital
                                                                  Large Cap     Cap Growth     Income    Allocation Appreciation
                                                                 Growth Fund   Fund Investor  Portfolio  Portfolio   Portfolio
                                                                Investor Class     Class       Class 3    Class 3     Class 3
                                                                -------------- ------------- ----------- ---------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                     $    55,186   $         --   $ 46,487    $ 1,003    $       --
   Mortality and expense risk and administrative charges            (778,501)           (10)    (9,265)      (464)      (18,369)
   Reimbursements of expenses                                        132,654              2         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
   Net investment income (loss)                                     (590,661)            (8)    37,222        539       (18,369)
   Net realized gain (loss)                                          521,440           (478)    (3,835)      (107)       79,922
   Capital gain distribution from mutual funds                     5,448,524             --      3,987      2,090       184,180
   Change in unrealized appreciation (depreciation) of
     investments                                                  (9,590,844)           478    (81,786)    (5,261)     (200,464)
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from operations                 (4,211,541)            (8)   (44,412)    (2,739)       45,269
                                                                 -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from contract owners                          1,429,326            153    491,020      8,036       160,757
   Payments for contract benefits or terminations                 (5,250,337)           895    (22,099)        --       (17,527)
   Transfers between sub-accounts (including fixed account),
     net                                                          (1,120,778)       (68,791)    83,325      3,583       (46,479)
   Contract maintenance charges                                      (57,403)            74     (6,967)      (349)       (2,423)
   Adjustments to net assets allocated to contracts in payout
     period                                                           10,772        (10,917)        --         --            --
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from contract transactions      (4,988,420)       (78,586)   545,279     11,270        94,328
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets                                 (9,199,961)       (78,594)   500,867      8,531       139,597
Net assets at beginning of period                                 66,441,706         78,594    457,385     33,128     1,128,049
                                                                 -----------   ------------   --------    -------    ----------
Net assets at end of period                                      $57,241,745   $         --   $958,252    $41,659    $1,267,646
                                                                 ===========   ============   ========    =======    ==========
Beginning units                                                   65,555,598         30,239     38,503      1,804        36,697
Units issued                                                       3,948,021            372     53,873        647         8,229
Units redeemed                                                    (8,634,407)       (30,611)    (7,531)       (54)       (2,707)
                                                                 -----------   ------------   --------    -------    ----------
Ending units                                                      60,869,212             --     84,845      2,397        42,219
                                                                 ===========   ============   ========    =======    ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $        --   $     19,370   $  8,362    $   790    $       --
   Mortality and expense risk and administrative charges             (12,917)      (707,223)    (3,216)      (211)      (14,447)
   Reimbursements of expenses                                             --        152,518         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
   Net investment income (loss)                                      (12,917)      (535,335)     5,146        579       (14,447)
   Net realized gain (loss)                                           (1,922)    (9,411,325)      (478)        (3)       (1,925)
   Capital gain distribution from mutual funds                            --     27,844,534         --      2,615        89,918
   Change in unrealized appreciation (depreciation) of
     investments                                                    (425,843)    (3,816,064)     4,044     (1,384)      197,488
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from operations                   (440,682)    14,081,810      8,712      1,807       271,034
                                                                 -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from contract owners                             74,749      1,236,352    256,732         --        11,337
   Payments for contract benefits or terminations                   (315,922)    (4,545,378)        --         --       (22,037)
   Transfers between sub-accounts (including fixed account),
     net                                                          67,130,613    (68,039,738)    99,164     31,544         1,785
   Contract maintenance charges                                       (7,052)       (56,627)    (2,826)      (223)       (2,858)
   Adjustments to net assets allocated to contracts in payout
     period                                                               --            108         --         --            --
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets from contract transactions      66,882,388    (71,405,283)   353,070     31,321       (11,773)
                                                                 -----------   ------------   --------    -------    ----------
Increase (decrease) in net assets                                 66,441,706    (57,323,473)   361,782     33,128       259,261
Net assets at beginning of period                                         --     57,402,067     95,603         --       868,788
                                                                 -----------   ------------   --------    -------    ----------
Net assets at end of period                                      $66,441,706   $     78,594   $457,385    $33,128    $1,128,049
                                                                 ===========   ============   ========    =======    ==========
Beginning units                                                           --     32,266,230      8,433         --        36,912
Units issued                                                      66,241,932      1,328,901     30,370      1,819         2,787
Units redeemed                                                      (686,334)   (33,564,892)      (300)       (15)       (3,002)
                                                                 -----------   ------------   --------    -------    ----------
Ending units                                                      65,555,598         30,239     38,503      1,804        36,697
                                                                 ===========   ============   ========    =======    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                   AST SA                  AST SA
                                 Wellington     AST SA   Wellington      AST SA
                                 Government   Wellington  Natural      Wellington        Ariel
                                and Quality     Growth   Resources  Strategic Multi- Appreciation
                               Bond Portfolio Portfolio  Portfolio  Asset Portfolio  Fund Investor
                                  Class 3      Class 3    Class 3       Class 3          Class
                               -------------- ---------- ---------- ---------------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                     $   49,070    $    985   $  1,165      $  7,433     $   2,790,277
   Mortality and expense risk
     and administrative
     charges                        (33,188)       (349)      (319)       (5,617)       (4,191,710)
   Reimbursements of expenses            --          --         --            --           878,612
                                 ----------    --------   --------      --------     -------------
   Net investment income
     (loss)                          15,882         636        846         1,816          (522,821)
   Net realized gain (loss)          (8,420)    (21,778)     4,431        (6,858)       (5,608,482)
   Capital gain distribution
     from mutual funds                  953      22,674         --        24,868        16,889,423
   Change in unrealized
     appreciation
     (depreciation) of
     investments                    (36,665)       (459)    (4,243)      (85,027)      (59,185,096)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from operations            (28,250)      1,073      1,034       (65,201)      (48,426,976)
                                 ----------    --------   --------      --------     -------------
From contract transactions:
   Payments received from
     contract owners                332,858      42,669         --       499,699         9,684,911
   Payments for contract
     benefits or terminations       (97,220)         --         --        (1,719)      (31,282,227)
   Transfers between
     sub-accounts (including
     fixed account), net            265,211     (49,864)   (28,972)       (4,247)      (44,000,898)
   Contract maintenance
     charges                        (13,620)         --         --        (4,984)          (83,422)
   Adjustments to net assets
     allocated to contracts
     in payout period                    --          --         --            --           (15,352)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from contract
  transactions                      487,229      (7,195)   (28,972)      488,749       (65,696,988)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets                            458,979      (6,122)   (27,938)      423,548      (114,123,964)
Net assets at beginning of
  period                          2,195,706       6,122     27,938       169,675       371,011,142
                                 ----------    --------   --------      --------     -------------
Net assets at end of period      $2,654,685    $     --   $     --      $593,223     $ 256,887,178
                                 ==========    ========   ========      ========     =============
Beginning units                     177,337         331      2,950        14,929        98,592,900
Units issued                         62,167       2,357        215        51,013         5,290,704
Units redeemed                      (22,240)     (2,688)    (3,165)       (8,688)      (23,031,335)
                                 ----------    --------   --------      --------     -------------
Ending units                        217,264          --         --        57,254        80,852,269
                                 ==========    ========   ========      ========     =============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                     $   27,778    $     44   $    590      $    210     $   2,993,206
   Mortality and expense risk
     and administrative
     charges                        (22,764)        (46)      (288)         (500)       (4,959,692)
   Reimbursements of expenses            --          --         --            --         1,028,539
                                 ----------    --------   --------      --------     -------------
   Net investment income
     (loss)                           5,014          (2)       302          (290)         (937,947)
   Net realized gain (loss)            (497)          4        387           331        38,275,702
   Capital gain distribution
     from mutual funds                   --          --         --            --        41,167,708
   Change in unrealized
     appreciation
     (depreciation) of
     investments                     15,001         459      2,880         4,180       (25,807,271)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from operations             19,518         461      3,569         4,221        52,698,192
                                 ----------    --------   --------      --------     -------------
From contract transactions:
   Payments received from
     contract owners                479,172          --      5,000       144,233        20,156,089
   Payments for contract
     benefits or terminations       (59,050)         --         --       (13,694)      (35,074,454)
   Transfers between
     sub-accounts (including
     fixed account), net            335,698       5,661      5,894        35,252       (82,206,865)
   Contract maintenance
     charges                         (7,819)         --         (2)         (337)         (106,738)
   Adjustments to net assets
     allocated to contracts
     in payout period                    --          --         --            --           (15,384)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets from contract
  transactions                      748,001       5,661     10,892       165,454       (97,247,352)
                                 ----------    --------   --------      --------     -------------
Increase (decrease) in net
  assets                            767,519       6,122     14,461       169,675       (44,549,160)
Net assets at beginning of
  period                          1,428,187          --     13,477            --       415,560,302
                                 ----------    --------   --------      --------     -------------
Net assets at end of period      $2,195,706    $  6,122   $ 27,938      $169,675     $ 371,011,142
                                 ==========    ========   ========      ========     =============
Beginning units                     117,329          --      1,604            --       125,520,695
Units issued                         65,596         331      1,578        16,177         5,032,084
Units redeemed                       (5,588)         --       (232)       (1,248)      (31,959,879)
                                 ----------    --------   --------      --------     -------------
Ending units                        177,337         331      2,950        14,929        98,592,900
                                 ==========    ========   ========      ========     =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                        Goldman
                                                                        FTVIP Franklin                 Sachs VIT   Invesco V. I.
                                                                           Founding                    Government  Balanced-Risk
                                                                            Funds      FTVIP Franklin Money Market   Commodity
                                                           Ariel Fund   Allocation VIP   Income VIP   Fund Service Strategy Fund
                                                         Investor Class  Fund Class 2   Fund Class 2     Class       Class R5
                                                         -------------- -------------- -------------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                             $   3,692,089     $   135       $  43,220    $     6,161  $    375,042
   Mortality and expense risk and administrative
     charges                                                (5,067,638)        (79)        (11,615)        (5,422)   (1,779,300)
   Reimbursements of expenses                                1,084,812          --              --             --            --
                                                         -------------     -------       ---------    -----------  ------------
   Net investment income (loss)                               (290,737)         56          31,605            739    (1,404,258)
   Net realized gain (loss)                                 32,461,869         (14)          2,478             --   (17,496,898)
   Capital gain distribution from mutual funds              29,977,215         106              --             --        26,630
   Change in unrealized appreciation (depreciation)
     of investments                                       (120,797,338)     (1,361)        (84,805)            --    (3,614,834)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from operations          (58,648,991)     (1,213)        (50,722)           739   (22,489,360)
                                                         -------------     -------       ---------    -----------  ------------
From contract transactions:
   Payments received from contract owners                   10,737,382       6,462          37,500        955,499    11,585,177
   Payments for contract benefits or terminations          (37,975,533)         --         (36,757)      (216,241)  (19,387,927)
   Transfers between sub-accounts (including fixed
     account), net                                         (10,579,461)        150         187,687       (690,021)  (35,092,964)
   Contract maintenance charges                               (181,022)         (5)           (107)        (2,192)      (45,298)
   Adjustments to net assets allocated to contracts in
     payout period                                               1,745          --              --             --           311
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (37,996,889)      6,607         188,323         47,045   (42,940,701)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets                          (96,645,880)      5,394         137,601         47,784   (65,430,061)
Net assets at beginning of period                          446,661,921       4,124         739,389        250,713   202,795,328
                                                         -------------     -------       ---------    -----------  ------------
Net assets at end of period                              $ 350,016,041     $ 9,518       $ 876,990    $   298,497  $137,365,267
                                                         =============     =======       =========    ===========  ============
Beginning units                                            113,721,677         283          52,202         25,497   301,492,189
Units issued                                                 3,984,087         459           7,984        125,675     5,715,755
Units redeemed                                             (13,078,591)        (11)         (6,794)      (120,853)  (72,983,889)
                                                         -------------     -------       ---------    -----------  ------------
Ending units                                               104,627,173         731          53,392         30,319   234,224,055
                                                         =============     =======       =========    ===========  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                             $   3,018,644     $   100       $  28,428    $     1,687  $     66,040
   Mortality and expense risk and administrative
     charges                                                (5,102,412)        (49)         (9,366)        (4,548)   (1,900,230)
   Reimbursements of expenses                                1,079,854          --              --             --            --
                                                         -------------     -------       ---------    -----------  ------------
   Net investment income (loss)                             (1,003,914)         51          19,062         (2,861)   (1,834,190)
   Net realized gain (loss)                                 38,658,873           2          16,915             --   (10,250,240)
   Capital gain distribution from mutual funds              23,871,580         154              --             --            --
   Change in unrealized appreciation (depreciation)
     of investments                                           (912,128)        167          18,672             --    20,239,135
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from operations           60,614,411         374          54,649         (2,861)    8,154,705
                                                         -------------     -------       ---------    -----------  ------------
From contract transactions:
   Payments received from contract owners                   11,203,387          --         284,054      1,626,188    12,782,594
   Payments for contract benefits or terminations          (34,498,582)         --        (160,083)        (5,299)  (17,613,140)
   Transfers between sub-accounts (including fixed
     account), net                                         (28,680,866)        256         (84,799)    (1,541,594)    4,422,860
   Contract maintenance charges                               (216,961)         (5)            (90)        (1,085)      (69,343)
   Adjustments to net assets allocated to contracts in
     payout period                                                (944)         --              --             --         1,362
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets from contract
  transactions                                             (52,193,966)        251          39,082         78,210      (475,667)
                                                         -------------     -------       ---------    -----------  ------------
Increase (decrease) in net assets                            8,420,445         625          93,731         75,349     7,679,038
Net assets at beginning of period                          438,241,476       3,499         645,658        175,364   195,116,290
                                                         -------------     -------       ---------    -----------  ------------
Net assets at end of period                              $ 446,661,921     $ 4,124       $ 739,389    $   250,713  $202,795,328
                                                         =============     =======       =========    ===========  ============
Beginning units                                            127,747,087         266          46,142         17,691   301,402,901
Units issued                                                 1,381,299          17          17,692        168,850    30,416,078
Units redeemed                                             (15,406,709)         --         (11,632)      (161,044)  (30,326,790)
                                                         -------------     -------       ---------    -----------  ------------
Ending units                                               113,721,677         283          52,202         25,497   301,492,189
                                                         =============     =======       =========    ===========  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   Lord Abbett   SST SA      SST SA
                                                      Invesco V.I. Growth and  Allocation  Allocation
                                        Invesco V.I.   Growth and    Income     Balanced     Growth
                                          Comstock    Income Fund   Portfolio  Portfolio   Portfolio
                                       Fund Series II  Series II    Class VC    Class 3     Class 3
                                       -------------- ------------ ----------- ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   16,533    $   24,449   $  2,783   $   67,553  $  111,454
   Mortality and expense risk and
     administrative charges                 (16,324)      (18,834)    (2,163)     (18,239)    (30,778)
                                         ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                 209         5,615        620       49,314      80,676
   Net realized gain (loss)                   5,265         2,001        335       (1,344)      6,907
   Capital gain distribution from
     mutual funds                           113,718       128,527     15,398      130,751     237,125
   Change in unrealized appreciation
     (depreciation) of investments         (272,817)     (339,779)   (35,426)    (254,118)   (620,124)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from operations                          (153,625)     (203,636)   (19,073)     (75,397)   (295,416)
                                         ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract
     owners                                  12,511        79,435     40,825      429,934   1,709,023
   Payments for contract benefits or
     terminations                           (26,888)      (32,862)        --      (14,921)   (115,598)
   Transfers between sub-accounts
     (including fixed account), net          32,387        50,255     38,038       21,357     234,714
   Contract maintenance charges              (3,755)       (4,504)       (54)        (995)    (11,721)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from contract transactions                 14,255        92,324     78,809      435,375   1,816,418
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets          (139,370)     (111,312)    59,736      359,978   1,521,002
Net assets at beginning of period         1,148,183     1,314,135    124,750    1,048,256   1,502,872
                                         ----------    ----------   --------   ----------  ----------
Net assets at end of period              $1,008,813    $1,202,823   $184,486   $1,408,234  $3,023,874
                                         ==========    ==========   ========   ==========  ==========
Beginning units                              59,903        67,621      8,155       66,966      86,388
Units issued                                  3,382         7,448      3,741       29,760     114,294
Units redeemed                               (2,373)       (2,466)      (648)      (1,353)    (13,127)
                                         ----------    ----------   --------   ----------  ----------
Ending units                                 60,912        72,603     11,248       95,373     187,555
                                         ==========    ==========   ========   ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   21,265    $   16,393   $  1,582   $   16,444  $   12,486
   Mortality and expense risk and
     administrative charges                 (14,877)      (17,219)    (1,310)     (13,688)    (11,824)
                                         ----------    ----------   --------   ----------  ----------
   Net investment income (loss)               6,388          (826)       272        2,756         662
   Net realized gain (loss)                   6,478           889        316      (14,107)      1,769
   Capital gain distribution from
     mutual funds                            46,587        52,749     11,529       34,102      29,087
   Change in unrealized appreciation
     (depreciation) of investments          101,060        92,463       (409)      57,363      95,231
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from operations                           160,513       145,275     11,708       80,114     126,749
                                         ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract
     owners                                  25,994        24,304     41,668       55,318     703,946
   Payments for contract benefits or
     terminations                           (34,349)      (43,258)        --     (204,324)     (3,002)
   Transfers between sub-accounts
     (including fixed account), net          68,844       104,325    (19,855)     626,406     170,383
   Contract maintenance charges              (4,359)       (5,230)       (39)        (379)     (1,257)
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets
  from contract transactions                 56,130        80,141     21,774      477,021     870,070
                                         ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets           216,643       225,416     33,482      557,135     996,819
Net assets at beginning of period           931,540     1,088,719     91,268      491,121     506,053
                                         ----------    ----------   --------   ----------  ----------
Net assets at end of period              $1,148,183    $1,314,135   $124,750   $1,048,256  $1,502,872
                                         ==========    ==========   ========   ==========  ==========
Beginning units                              56,339        62,992      6,154       34,416      33,942
Units issued                                  7,920         8,339      2,086       85,392      54,076
Units redeemed                               (4,356)       (3,710)       (85)     (52,842)     (1,630)
                                         ----------    ----------   --------   ----------  ----------
Ending units                                 59,903        67,621      8,155       66,966      86,388
                                         ==========    ==========   ========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SST SA
                                                                 SST SA                Putnam Asset
                                                               Allocation    SST SA     Allocation    SST SA
                                                                Moderate   Allocation  Diversified  Wellington   SunAmerica
                                                                 Growth     Moderate      Growth    Real Return  2020 High
                                                               Portfolio   Portfolio    Portfolio    Portfolio   Watermark
                                                                Class 3     Class 3      Class 3      Class 3   Fund Class I
                                                               ----------  ----------  ------------ ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $  115,076  $  127,405   $   22,495  $   56,144  $        --
   Mortality and expense risk and administrative charges          (25,026)    (35,207)     (11,959)    (18,452)          --
                                                               ----------  ----------   ----------  ----------  -----------
   Net investment income (loss)                                    90,050      92,198       10,536      37,692           --
   Net realized gain (loss)                                        (8,507)       (410)        (967)     (3,557)          --
   Capital gain distribution from mutual funds                    319,378     303,100       46,478          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (560,769)   (569,317)    (182,637)    (55,616)          --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from operations                (159,848)   (174,429)    (126,590)    (21,481)          --
                                                               ----------  ----------   ----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                       1,246,693     877,883      773,358     655,645           --
   Payments for contract benefits or terminations                 (70,203)    (74,674)      (4,074)    (38,827)          --
   Transfers between sub-accounts (including fixed account),
     net                                                           74,263     166,805       89,531    (160,652)          --
   Contract maintenance charges                                    (6,355)    (12,713)     (11,364)    (10,707)          --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions    1,244,398     957,301      847,451     445,459           --
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets                               1,084,550     782,872      720,861     423,978           --
Net assets at beginning of period                               1,439,760   2,211,165      500,336   1,180,311           --
                                                               ----------  ----------   ----------  ----------  -----------
Net assets at end of period                                    $2,524,310  $2,994,037   $1,221,197  $1,604,289  $        --
                                                               ==========  ==========   ==========  ==========  ===========
Beginning units                                                    88,920     136,804       41,090     102,432           --
Units issued                                                       86,398      65,991       76,937      64,563           --
Units redeemed                                                     (8,132)     (5,759)      (6,823)    (26,340)          --
                                                               ----------  ----------   ----------  ----------  -----------
Ending units                                                      167,186     197,036      111,204     140,655           --
                                                               ==========  ==========   ==========  ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   18,044  $   30,096   $    7,396  $   23,810  $        --
   Mortality and expense risk and administrative charges          (16,548)    (20,756)      (1,671)    (10,395)     (71,804)
                                                               ----------  ----------   ----------  ----------  -----------
   Net investment income (loss)                                     1,496       9,340        5,725      13,415      (71,804)
   Net realized gain (loss)                                        (5,656)     (1,025)       2,100        (124)    (473,245)
   Capital gain distribution from mutual funds                     41,386      44,819       38,899          --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   98,025     101,694      (20,003)     (8,425)     652,345
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from operations                 135,251     154,828       26,721       4,866      107,296
                                                               ----------  ----------   ----------  ----------  -----------
From contract transactions:
   Payments received from contract owners                         692,171   1,182,202      346,112     480,827          475
   Payments for contract benefits or terminations                (205,142)    (19,512)     (26,585)    (28,128)    (346,128)
   Transfers between sub-accounts (including fixed account),
     net                                                           80,304      91,540      155,496     211,909   (7,091,815)
   Contract maintenance charges                                    (2,587)     (1,262)      (1,408)     (4,798)      (2,606)
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets from contract transactions      564,746   1,252,968      473,615     659,810   (7,440,074)
                                                               ----------  ----------   ----------  ----------  -----------
Increase (decrease) in net assets                                 699,997   1,407,796      500,336     664,676   (7,332,778)
Net assets at beginning of period                                 739,763     803,369           --     515,635    7,332,778
                                                               ----------  ----------   ----------  ----------  -----------
Net assets at end of period                                    $1,439,760  $2,211,165   $  500,336  $1,180,311  $        --
                                                               ==========  ==========   ==========  ==========  ===========
Beginning units                                                    52,648      56,236           --      45,485    6,492,610
Units issued                                                       53,758      81,927       49,137      59,893          272
Units redeemed                                                    (17,486)     (1,359)      (8,047)     (2,946)  (6,492,882)
                                                               ----------  ----------   ----------  ----------  -----------
Ending units                                                       88,920     136,804       41,090     102,432           --
                                                               ==========  ==========   ==========  ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                         SAST SA      SAST SA
                                                                           SAST SA AB   American      American     SAST SA
                                                               SAST SA AB  Small & Mid Funds Asset  Funds Global   American
                                                                 Growth     Cap Value  Allocation      Growth    Funds Growth
                                                               Portfolio    Portfolio   Portfolio    Portfolio    Portfolio
                                                                Class 3      Class 3     Class 3      Class 3      Class 3
                                                               ----------  ----------- -----------  ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $       --   $   2,692  $   625,303   $   18,934   $   19,680
   Mortality and expense risk and administrative charges           (8,309)     (9,933)    (231,867)     (17,665)     (21,500)
                                                               ----------   ---------  -----------   ----------   ----------
   Net investment income (loss)                                    (8,309)     (7,241)     393,436        1,269       (1,820)
   Net realized gain (loss)                                         6,942       8,134       32,357          255       (2,034)
   Capital gain distribution from mutual funds                     68,040     185,247    1,329,456      330,148      612,393
   Change in unrealized appreciation (depreciation) of
     investments                                                 (129,980)   (320,741)  (3,299,635)    (514,529)    (742,338)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from operations                 (63,307)   (134,601)  (1,544,386)    (182,857)    (133,799)
                                                               ----------   ---------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract owners                         237,112      93,260   13,651,547      721,475    1,128,561
   Payments for contract benefits or terminations                 (27,709)    (35,047)    (244,459)     (32,104)     (39,366)
   Transfers between sub-accounts (including fixed account),
     net                                                          753,616     209,851    1,148,633      175,000      224,612
   Contract maintenance charges                                    (1,250)       (847)    (172,380)      (2,523)         (39)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from contract transactions      961,769     267,217   14,383,341      861,848    1,313,768
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets                                 898,462     132,616   12,838,955      678,991    1,179,969
Net assets at beginning of period                                 355,077     613,193   11,879,037      933,189      928,454
                                                               ----------   ---------  -----------   ----------   ----------
Net assets at end of period                                    $1,253,539   $ 745,809  $24,717,992   $1,612,180   $2,108,423
                                                               ==========   =========  ===========   ==========   ==========
Beginning units                                                    13,868      25,769      653,413       44,254       42,455
Units issued                                                       37,616      13,513      822,647       43,849       59,554
Units redeemed                                                     (2,433)     (1,738)     (32,533)      (2,447)      (3,323)
                                                               ----------   ---------  -----------   ----------   ----------
Ending units                                                       49,051      37,544    1,443,527       85,656       98,686
                                                               ==========   =========  ===========   ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $       --   $     576  $    66,695   $    7,640   $    3,217
   Mortality and expense risk and administrative charges           (3,709)     (5,588)     (82,769)     (10,849)      (9,347)
                                                               ----------   ---------  -----------   ----------   ----------
   Net investment income (loss)                                    (3,709)     (5,012)     (16,074)      (3,209)      (6,130)
   Net realized gain (loss)                                           326       1,055       17,651       (2,095)     (13,427)
   Capital gain distribution from mutual funds                     20,634      38,797      148,773       81,302       79,109
   Change in unrealized appreciation (depreciation) of
     investments                                                   54,238      12,596      632,590      118,876       87,223
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from operations                  71,489      47,436      782,940      194,874      146,775
                                                               ----------   ---------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract owners                           5,590      64,410    7,408,355       45,723      237,221
   Payments for contract benefits or terminations                  (9,763)     (9,427)    (183,815)     (20,448)     (41,056)
   Transfers between sub-accounts (including fixed account),
     net                                                           65,983     169,185    1,114,066       98,216       64,734
   Contract maintenance charges                                      (967)       (965)     (51,007)      (3,004)         (33)
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets from contract transactions       60,843     223,203    8,287,599      120,487      260,866
                                                               ----------   ---------  -----------   ----------   ----------
Increase (decrease) in net assets                                 132,332     270,639    9,070,539      315,361      407,641
Net assets at beginning of period                                 222,745     342,554    2,808,498      617,828      520,813
                                                               ----------   ---------  -----------   ----------   ----------
Net assets at end of period                                    $  355,077   $ 613,193  $11,879,037   $  933,189   $  928,454
                                                               ==========   =========  ===========   ==========   ==========
Beginning units                                                    11,303      16,090      180,815       37,883       30,147
Units issued                                                        4,032      10,589      490,926       10,463       15,003
Units redeemed                                                     (1,467)       (910)     (18,328)      (4,092)      (2,695)
                                                               ----------   ---------  -----------   ----------   ----------
Ending units                                                       13,868      25,769      653,413       44,254       42,455
                                                               ==========   =========  ===========   ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                              SAST SA
                                                                              American
                                                                 SAST SA     Funds VCP     SAST SA       SAST SA
                                                                American      Managed     BlackRock       Boston      SAST SA
                                                              Funds Growth-    Asset     VCP Global      Company      Columbia
                                                                 Income      Allocation  Multi Asset  Capital Growth Technology
                                                                Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                                                 Class 3      Class 3      Class 3       Class 3      Class 3
                                                              ------------- -----------  -----------  -------------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $   78,792   $   732,514  $   275,158    $   1,416    $      --
   Mortality and expense risk and administrative charges          (32,914)     (552,535)    (305,820)      (6,480)      (4,141)
                                                               ----------   -----------  -----------    ---------    ---------
   Net investment income (loss)                                    45,878       179,979      (30,662)      (5,064)      (4,141)
   Net realized gain (loss)                                        (6,755)      283,687       87,723      (53,991)      10,411
   Capital gain distribution from mutual funds                    662,057     2,447,027    1,798,200      227,400       61,947
   Change in unrealized appreciation (depreciation) of
     investments                                                 (845,158)   (6,036,904)  (3,642,677)     (97,903)    (122,169)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from operations                (143,978)   (3,126,211)  (1,787,416)      70,442      (53,952)
                                                               ----------   -----------  -----------    ---------    ---------
From contract transactions:
   Payments received from contract owners                       1,259,097    13,625,164    5,088,382        3,911      175,083
   Payments for contract benefits or terminations                 (30,526)   (1,692,288)    (725,102)     (11,308)     (15,426)
   Transfers between sub-accounts (including fixed
     account), net                                                315,810     1,385,662      940,590     (600,222)     101,498
   Contract maintenance charges                                    (1,039)     (385,419)    (221,928)      (1,621)         (45)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from contract transactions    1,543,342    12,933,119    5,081,942     (609,240)     261,110
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets                               1,399,364     9,806,908    3,294,526     (538,798)     207,158
Net assets at beginning of period                               1,738,836    36,220,476   21,210,431      538,798      190,104
                                                               ----------   -----------  -----------    ---------    ---------
Net assets at end of period                                    $3,138,200   $46,027,384  $24,504,957    $      --    $ 397,262
                                                               ==========   ===========  ===========    =========    =========
Beginning units                                                    86,728     2,576,285    1,843,729       29,288        7,031
Units issued                                                       77,742     1,151,719      604,658          289       10,375
Units redeemed                                                     (2,296)     (236,375)    (159,812)     (29,577)      (1,121)
                                                               ----------   -----------  -----------    ---------    ---------
Ending units                                                      162,174     3,491,629    2,288,575           --       16,285
                                                               ==========   ===========  ===========    =========    =========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   22,962   $   230,008  $     2,077    $     450    $      --
   Mortality and expense risk and administrative charges          (18,354)     (371,576)    (218,922)      (7,023)      (1,467)
                                                               ----------   -----------  -----------    ---------    ---------
   Net investment income (loss)                                     4,608      (141,568)    (216,845)      (6,573)      (1,467)
   Net realized gain (loss)                                        (1,095)       83,555       25,632        4,729        4,334
   Capital gain distribution from mutual funds                    177,286       624,976       66,411        5,181       17,366
   Change in unrealized appreciation (depreciation) of
     investments                                                   68,074     2,761,450    1,752,526       93,307        5,883
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from operations                 248,873     3,328,413    1,627,724       96,644       26,116
                                                               ----------   -----------  -----------    ---------    ---------
From contract transactions:
   Payments received from contract owners                         113,633    10,685,745    6,073,247       15,446       42,385
   Payments for contract benefits or terminations                 (24,533)     (434,630)    (283,744)     (16,124)     (11,785)
   Transfers between sub-accounts (including fixed
     account), net                                                434,843     2,693,131    2,388,219       24,919       66,970
   Contract maintenance charges                                    (1,220)     (266,188)    (175,550)      (2,340)         (51)
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets from contract transactions      522,723    12,678,058    8,002,172       21,901       97,519
                                                               ----------   -----------  -----------    ---------    ---------
Increase (decrease) in net assets                                 771,596    16,006,471    9,629,896      118,545      123,635
Net assets at beginning of period                                 967,240    20,214,005   11,580,535      420,253       66,469
                                                               ----------   -----------  -----------    ---------    ---------
Net assets at end of period                                    $1,738,836   $36,220,476  $21,210,431    $ 538,798    $ 190,104
                                                               ==========   ===========  ===========    =========    =========
Beginning units                                                    58,048     1,625,830    1,113,436       27,812        3,283
Units issued                                                       30,760     1,043,580      791,125        3,786        4,664
Units redeemed                                                     (2,080)      (93,125)     (60,832)      (2,310)        (916)
                                                               ----------   -----------  -----------    ---------    ---------
Ending units                                                       86,728     2,576,285    1,843,729       29,288        7,031
                                                               ==========   ===========  ===========    =========    =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                        SAST SA
                                                                        SAST SA         Fidelity
                                        SAST SA DFA    SAST SA Dogs    Federated     Institutional       SAST SA
                                        Ultra Short   of Wall Street   Corporate       AM(R) Real     Fixed Income
                                       Bond Portfolio   Portfolio    Bond Portfolio Estate Portfolio Index Portfolio
                                          Class 3        Class 3        Class 3         Class 3          Class 3
                                       -------------- -------------- -------------- ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   6,953      $   46,361     $  128,690       $  2,089        $ 19,462
   Mortality and expense risk and
     administrative charges                 (8,398)        (27,411)       (42,617)        (1,323)         (5,291)
                                         ---------      ----------     ----------       --------        --------
   Net investment income (loss)             (1,445)         18,950         86,073            766          14,171
   Net realized gain (loss)                  1,457           9,604        (30,849)        (3,104)         (1,966)
   Capital gain distribution from
     mutual funds                               --         245,348         24,955          6,624              --
   Change in unrealized appreciation
     (depreciation) of investments             888        (313,034)      (217,200)       (11,569)         (9,662)
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from operations                              900         (39,132)      (137,021)        (7,283)          2,543
                                         ---------      ----------     ----------       --------        --------
From contract transactions:
   Payments received from contract
     owners                                208,465         187,227        540,957          5,012         331,209
   Payments for contract benefits or
     terminations                         (239,271)       (126,304)      (385,795)        (6,384)        (10,422)
   Transfers between sub-accounts
     (including fixed account), net        337,293          29,782        (38,691)           887         285,369
   Contract maintenance charges             (7,160)         (2,394)       (18,583)          (232)         (2,123)
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from contract transactions               299,327          88,311         97,888           (717)        604,033
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets          300,227          49,179        (39,133)        (8,000)        606,576
Net assets at beginning of period          505,905       1,938,614      3,117,512         94,373          42,630
                                         ---------      ----------     ----------       --------        --------
Net assets at end of period              $ 806,132      $1,987,793     $3,078,379       $ 86,373        $649,206
                                         =========      ==========     ==========       ========        ========
Beginning units                             56,923          74,886        176,949          7,236           4,255
Units issued                                70,683          13,071         53,372          1,060          68,330
Units redeemed                             (37,960)         (9,645)       (48,518)        (1,086)         (6,383)
                                         ---------      ----------     ----------       --------        --------
Ending units                                89,646          78,312        181,803          7,210          66,202
                                         =========      ==========     ==========       ========        ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $     117      $   36,619     $  117,887       $  1,991        $     --
   Mortality and expense risk and
     administrative charges                 (4,318)        (21,942)       (35,259)          (946)            (47)
                                         ---------      ----------     ----------       --------        --------
   Net investment income (loss)             (4,201)         14,677         82,628          1,045             (47)
   Net realized gain (loss)                     14          16,246          1,464            (14)             --
   Capital gain distribution from
     mutual funds                               --         139,912         12,653         10,243              --
   Change in unrealized appreciation
     (depreciation) of investments           1,164          89,653         19,531         (8,940)             92
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from operations                           (3,023)        260,488        116,276          2,334              45
                                         ---------      ----------     ----------       --------        --------
From contract transactions:
   Payments received from contract
     owners                                182,369         296,315        434,697         24,113          42,176
   Payments for contract benefits or
     terminations                           (9,449)       (141,448)       (98,260)          (356)             --
   Transfers between sub-accounts
     (including fixed account), net        130,104         205,044        564,661         14,604             409
   Contract maintenance charges             (3,227)         (2,703)       (15,389)          (259)             --
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets
  from contract transactions               299,797         357,208        885,709         38,102          42,585
                                         ---------      ----------     ----------       --------        --------
Increase (decrease) in net assets          296,774         617,696      1,001,985         40,436          42,630
Net assets at beginning of period          209,131       1,320,918      2,115,527         53,937              --
                                         ---------      ----------     ----------       --------        --------
Net assets at end of period              $ 505,905      $1,938,614     $3,117,512       $ 94,373        $ 42,630
                                         =========      ==========     ==========       ========        ========
Beginning units                             22,197          59,711        126,890          4,272              --
Units issued                                36,136          22,961         56,745          3,138           4,255
Units redeemed                              (1,410)         (7,786)        (6,686)          (174)             --
                                         ---------      ----------     ----------       --------        --------
Ending units                                56,923          74,886        176,949          7,236           4,255
                                         =========      ==========     ==========       ========        ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                       SAST SA         SAST SA        SAST SA        SAST SA        SAST SA
                                                    Fixed Income   Franklin Small   Global Index   Global Index   Global Index
                                                    Intermediate       Company     Allocation 60- Allocation 75- Allocation 90-
                                                   Index Portfolio Value Portfolio  40 Portfolio   25 Portfolio   10 Portfolio
                                                       Class 3         Class 3        Class 3        Class 3        Class 3
                                                   --------------- --------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $  3,935        $   2,984       $  3,955       $ 10,576       $ 22,167
   Mortality and expense risk and administrative
     charges                                            (1,492)          (4,812)          (210)        (1,433)        (2,470)
                                                      --------        ---------       --------       --------       --------
   Net investment income (loss)                          2,443           (1,828)         3,745          9,143         19,697
   Net realized gain (loss)                                (46)             423            (10)          (451)          (123)
   Capital gain distribution from mutual funds              --           56,889             50            182            133
   Change in unrealized appreciation
     (depreciation) of investments                        (653)        (112,773)        (6,567)       (43,327)       (96,840)
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from operations        1,744          (57,289)        (2,782)       (34,453)       (77,133)
                                                      --------        ---------       --------       --------       --------
From contract transactions:
   Payments received from contract owners              196,561           87,517        145,184        421,919        900,752
   Payments for contract benefits or terminations       (3,663)         (13,127)            (5)        (3,658)       (10,797)
   Transfers between sub-accounts (including
     fixed account), net                                (3,762)          16,596            537          3,401         25,809
   Contract maintenance charges                         (1,163)            (921)            (1)          (855)          (722)
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from contract
  transactions                                         187,973           90,065        145,715        420,807        915,042
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets                      189,717           32,776        142,933        386,354        837,909
Net assets at beginning of period                           --          330,857             --             --             --
                                                      --------        ---------       --------       --------       --------
Net assets at end of period                           $189,717        $ 363,633       $142,933       $386,354       $837,909
                                                      ========        =========       ========       ========       ========
Beginning units                                             --           16,956             --             --             --
Units issued                                            21,085            5,800         15,395         42,950        104,354
Units redeemed                                          (1,784)            (984)           (80)          (737)       (10,784)
                                                      --------        ---------       --------       --------       --------
Ending units                                            19,301           21,772         15,315         42,213         93,570
                                                      ========        =========       ========       ========       ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $     --        $   1,145       $     --       $     --       $     --
   Mortality and expense risk and administrative
     charges                                                --           (3,887)            --             --             --
                                                      --------        ---------       --------       --------       --------
   Net investment income (loss)                             --           (2,742)            --             --             --
   Net realized gain (loss)                                 --              250             --             --             --
   Capital gain distribution from mutual funds              --           35,900             --             --             --
   Change in unrealized appreciation
     (depreciation) of investments                          --          (10,192)            --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from operations           --           23,216             --             --             --
                                                      --------        ---------       --------       --------       --------
From contract transactions:
   Payments received from contract owners                   --           36,194             --             --             --
   Payments for contract benefits or terminations           --           (9,124)            --             --             --
   Transfers between sub-accounts (including
     fixed account), net                                    --           23,682             --             --             --
   Contract maintenance charges                             --           (1,095)            --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets from contract
  transactions                                              --           49,657             --             --             --
                                                      --------        ---------       --------       --------       --------
Increase (decrease) in net assets                           --           72,873             --             --             --
Net assets at beginning of period                           --          257,984             --             --             --
                                                      --------        ---------       --------       --------       --------
Net assets at end of period                           $     --        $ 330,857       $     --       $     --       $     --
                                                      ========        =========       ========       ========       ========
Beginning units                                             --           14,310             --             --             --
Units issued                                                --            3,447             --             --             --
Units redeemed                                              --             (801)            --             --             --
                                                      --------        ---------       --------       --------       --------
Ending units                                                --           16,956             --             --             --
                                                      ========        =========       ========       ========       ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                          SAST SA
                                           SAST SA        Goldman        SAST SA        SAST SA        SAST SA
                                           Goldman      Sachs Multi-      Index          Index          Index
                                         Sachs Global  Asset Insights Allocation 60- Allocation 80- Allocation 90-
                                        Bond Portfolio   Portfolio     40 Portfolio   20 Portfolio   10 Portfolio
                                           Class 3        Class 3        Class 3        Class 3        Class 3
                                        -------------- -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                              $   65,933      $  1,261      $   58,430     $  177,405    $   721,587
   Mortality and expense risk and
     administrative charges                  (21,105)         (685)        (16,278)       (56,341)      (223,620)
                                          ----------      --------      ----------     ----------    -----------
   Net investment income (loss)               44,828           576          42,152        121,064        497,967
   Net realized gain (loss)                  (19,163)          (33)            974         11,544         51,118
   Capital gain distribution from
     mutual funds                                 --           769          12,230         41,072        163,016
   Change in unrealized appreciation
     (depreciation) of investments           (86,111)      (10,898)       (184,724)      (674,953)    (3,122,043)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                 (60,446)       (9,586)       (129,368)      (501,273)    (2,409,942)
                                          ----------      --------      ----------     ----------    -----------
From contract transactions:
   Payments received from contract
     owners                                  309,039       131,506       1,432,558      4,591,241     18,614,531
   Payments for contract benefits or
     terminations                            (92,736)         (587)       (119,037)       (73,737)      (745,224)
   Transfers between sub-accounts
     (including fixed account), net          (29,102)          871         360,496        190,443        989,512
   Contract maintenance charges              (10,914)         (557)         (6,352)       (44,549)      (192,228)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      176,287       131,233       1,667,665      4,663,398     18,666,591
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets            115,841       121,647       1,538,297      4,162,125     16,256,649
Net assets at beginning of period          1,552,906        15,048         433,934      1,606,337      6,466,080
                                          ----------      --------      ----------     ----------    -----------
Net assets at end of period               $1,668,747      $136,695      $1,972,231     $5,768,462    $22,722,729
                                          ==========      ========      ==========     ==========    ===========
Beginning units                              123,240         1,461          39,466        142,179        563,893
Units issued                                  48,777        13,383         163,710        423,719      1,719,245
Units redeemed                               (34,677)         (161)        (12,329)       (11,405)      (110,041)
                                          ----------      --------      ----------     ----------    -----------
Ending units                                 137,340        14,683         190,847        554,493      2,173,097
                                          ==========      ========      ==========     ==========    ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $   37,176      $     --      $    1,959     $   15,637    $    65,870
   Mortality and expense risk and
     administrative charges                  (15,853)           (3)         (1,093)        (5,144)       (28,123)
                                          ----------      --------      ----------     ----------    -----------
   Net investment income (loss)               21,323            (3)            866         10,493         37,747
   Net realized gain (loss)                      730            --              50            560         53,769
   Capital gain distribution from
     mutual funds                                 --            --           1,999          8,320         30,340
   Change in unrealized appreciation
     (depreciation) of investments            30,922            49           5,683         38,190        238,071
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  operations                                  52,975            46           8,598         57,563        359,927
                                          ----------      --------      ----------     ----------    -----------
From contract transactions:
   Payments received from contract
     owners                                  310,519        15,031         393,279      1,555,667      5,890,633
   Payments for contract benefits or
     terminations                            (47,391)           --          (2,684)        (1,102)       (25,796)
   Transfers between sub-accounts
     (including fixed account), net          307,430           (29)         34,877         (2,119)       262,089
   Contract maintenance charges               (9,157)           --            (136)        (3,672)       (20,773)
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets from
  contract transactions                      561,401        15,002         425,336      1,548,774      6,106,153
                                          ----------      --------      ----------     ----------    -----------
Increase (decrease) in net assets            614,376        15,048         433,934      1,606,337      6,466,080
Net assets at beginning of period            938,530            --              --             --             --
                                          ----------      --------      ----------     ----------    -----------
Net assets at end of period               $1,552,906      $ 15,048      $  433,934     $1,606,337    $ 6,466,080
                                          ==========      ========      ==========     ==========    ===========
Beginning units                               78,294            --              --             --             --
Units issued                                  49,882         1,464          39,734        142,829        626,072
Units redeemed                                (4,936)           (3)           (268)          (650)       (62,179)
                                          ----------      --------      ----------     ----------    -----------
Ending units                                 123,240         1,461          39,466        142,179        563,893
                                          ==========      ========      ==========     ==========    ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                  SAST SA                   SAST SA    SAST SA
                                                                                  Invesco       SAST SA      Janus    JPMorgan
                                                                   SAST SA        Growth      Invesco VCP   Focused  Diversified
                                                                International  Opportunities Equity-Income  Growth    Balanced
                                                               Index Portfolio   Portfolio     Portfolio   Portfolio  Portfolio
                                                                   Class 3        Class 3       Class 3     Class 3    Class 3
                                                               --------------- ------------- ------------- --------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                      $  1,767       $     --     $   510,595  $     --  $   22,489
   Mortality and expense risk and administrative charges              (957)        (1,092)       (241,553)   (5,403)    (18,316)
                                                                  --------       --------     -----------  --------  ----------
   Net investment income (loss)                                        810         (1,092)        269,042    (5,403)      4,173
   Net realized gain (loss)                                           (323)           379         132,270     3,836       2,697
   Capital gain distribution from mutual funds                         154         15,347         546,830    28,695     102,776
   Change in unrealized appreciation (depreciation) of
     investments                                                   (15,591)       (28,934)     (3,248,371)  (27,536)   (264,617)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from operations                  (14,950)       (14,300)     (2,300,229)     (408)   (154,971)
                                                                  --------       --------     -----------  --------  ----------
From contract transactions:
   Payments received from contract owners                           40,858         76,376       4,237,814    18,212     657,764
   Payments for contract benefits or terminations                   (3,180)        (4,313)     (1,018,866)   (8,277)    (41,767)
   Transfers between sub-accounts (including fixed account),
     net                                                            57,703            811         916,561    (6,069)     47,562
   Contract maintenance charges                                         --             (5)       (177,129)     (788)    (11,797)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from contract transactions        95,381         72,869       3,958,380     3,078     651,762
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets                                   80,431         58,569       1,658,151     2,670     496,791
Net assets at beginning of period                                    9,104         65,349      17,272,557   348,761   1,092,156
                                                                  --------       --------     -----------  --------  ----------
Net assets at end of period                                       $ 89,535       $123,918     $18,930,708  $351,431  $1,588,947
                                                                  ========       ========     ===========  ========  ==========
Beginning units                                                        880          2,940       1,291,189    17,257      59,487
Units issued                                                         9,839          3,320         420,126     1,438      38,727
Units redeemed                                                        (489)          (221)       (116,760)   (1,234)     (3,606)
                                                                  --------       --------     -----------  --------  ----------
Ending units                                                        10,230          6,039       1,594,555    17,461      94,608
                                                                  ========       ========     ===========  ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                      $     --       $     --     $   133,133  $     --  $   12,653
   Mortality and expense risk and administrative charges                (2)          (560)       (176,903)   (4,431)     (9,879)
                                                                  --------       --------     -----------  --------  ----------
   Net investment income (loss)                                         (2)          (560)        (43,770)   (4,431)      2,774
   Net realized gain (loss)                                             --            (66)         32,762      (993)      2,356
   Capital gain distribution from mutual funds                          --          1,707              --    25,844      43,921
   Change in unrealized appreciation (depreciation) of
     investments                                                        49          7,532       1,183,046    54,065      46,076
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from operations                       47          8,613       1,172,038    74,485      95,127
                                                                  --------       --------     -----------  --------  ----------
From contract transactions:
   Payments received from contract owners                            9,122         13,200       4,629,708    17,289     232,810
   Payments for contract benefits or terminations                       --             --        (312,488)   (6,281)    (26,744)
   Transfers between sub-accounts (including fixed account),
     net                                                               (65)        14,920       2,030,602     7,198     200,520
   Contract maintenance charges                                         --             (5)       (126,665)     (927)     (5,387)
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets from contract transactions         9,057         28,115       6,221,157    17,279     401,199
                                                                  --------       --------     -----------  --------  ----------
Increase (decrease) in net assets                                    9,104         36,728       7,393,195    91,764     496,326
Net assets at beginning of period                                       --         28,621       9,879,362   256,997     595,830
                                                                  --------       --------     -----------  --------  ----------
Net assets at end of period                                       $  9,104       $ 65,349     $17,272,557  $348,761  $1,092,156
                                                                  ========       ========     ===========  ========  ==========
Beginning units                                                         --          1,591         802,230    16,283      36,719
Units issued                                                           886          1,413         540,099     2,229      25,141
Units redeemed                                                          (6)           (64)        (51,140)   (1,255)     (2,373)
                                                                  --------       --------     -----------  --------  ----------
Ending units                                                           880          2,940       1,291,189    17,257      59,487
                                                                  ========       ========     ===========  ========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         SAST SA
                                        JPMorgan     SAST SA        SAST SA        SAST SA        SAST SA
                                        Emerging    JPMorgan       JPMorgan        JPMorgan    JPMorgan Mid-
                                         Markets  Equity-Income Global Equities    MFS Core     Cap Growth
                                        Portfolio   Portfolio      Portfolio    Bond Portfolio   Portfolio
                                         Class 3     Class 3        Class 3        Class 3        Class 3
                                        --------- ------------- --------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                            $  8,170   $   26,026      $    697       $   88,548     $     --
   Mortality and expense risk and
     administrative charges               (4,387)     (19,116)         (332)         (50,552)      (2,840)
                                        --------   ----------      --------       ----------     --------
   Net investment income (loss)            3,783        6,910           365           37,996       (2,840)
   Net realized gain (loss)                4,537       12,005           (58)         (13,702)       1,432
   Capital gain distribution from
     mutual funds                             --       86,955         6,059               --       29,091
   Change in unrealized appreciation
     (depreciation) of investments       (82,879)    (189,496)      (12,666)         (90,991)     (48,810)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  operations                             (74,559)     (83,626)       (6,300)         (66,697)     (21,127)
                                        --------   ----------      --------       ----------     --------
From contract transactions:
   Payments received from contract
     owners                              141,449       78,261        14,191          537,777       54,838
   Payments for contract benefits or
     terminations                         (6,140)     (33,872)         (558)         (89,633)      (7,598)
   Transfers between sub-accounts
     (including fixed account), net       23,497      (11,373)       30,990           67,921       44,470
   Contract maintenance charges             (848)      (4,549)          (10)         (22,635)         (25)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  contract transactions                  157,958       28,467        44,613          493,430       91,685
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets         83,399      (55,159)       38,313          426,733       70,558
Net assets at beginning of period        277,098    1,335,206         4,978        3,404,288      160,286
                                        --------   ----------      --------       ----------     --------
Net assets at end of period             $360,497   $1,280,047      $ 43,291       $3,831,021     $230,844
                                        ========   ==========      ========       ==========     ========
Beginning units                           20,297       67,111           319          240,116        6,478
Units issued                              14,414        4,776         2,968           65,937        3,960
Units redeemed                            (1,390)      (3,444)          (43)         (31,302)        (525)
                                        --------   ----------      --------       ----------     --------
Ending units                              33,321       68,443         3,244          274,751        9,913
                                        ========   ==========      ========       ==========     ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                            $  4,400   $   24,506      $     74       $   65,450     $     --
   Mortality and expense risk and
     administrative charges               (3,398)     (16,995)          (43)         (36,616)      (1,454)
                                        --------   ----------      --------       ----------     --------
   Net investment income (loss)            1,002        7,511            31           28,834       (1,454)
   Net realized gain (loss)                6,526        9,594             6             (851)        (599)
   Capital gain distribution from
     mutual funds                             --       64,392            --               --        5,804
   Change in unrealized appreciation
     (depreciation) of investments        71,416      106,519           617           26,744       19,083
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  operations                              78,944      188,016           654           54,727       22,834
                                        --------   ----------      --------       ----------     --------
From contract transactions:
   Payments received from contract
     owners                               22,251       51,908         1,279          849,378       72,022
   Payments for contract benefits or
     terminations                         (7,408)     (43,467)           --          (88,512)      (1,194)
   Transfers between sub-accounts
     (including fixed account), net       (5,406)      77,899         1,250          536,163         (931)
   Contract maintenance charges           (1,060)      (5,263)           (5)         (15,070)         (21)
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets from
  contract transactions                    8,377       81,077         2,524        1,281,959       69,876
                                        --------   ----------      --------       ----------     --------
Increase (decrease) in net assets         87,321      269,093         3,178        1,336,686       92,710
Net assets at beginning of period        189,777    1,066,113         1,800        2,067,602       67,576
                                        --------   ----------      --------       ----------     --------
Net assets at end of period             $277,098   $1,335,206      $  4,978       $3,404,288     $160,286
                                        ========   ==========      ========       ==========     ========
Beginning units                           19,458       62,380           141          150,574        3,481
Units issued                               3,751        9,081           178           97,383        3,281
Units redeemed                            (2,912)      (4,350)           --           (7,841)        (284)
                                        --------   ----------      --------       ----------     --------
Ending units                              20,297       67,111           319          240,116        6,478
                                        ========   ==========      ========       ==========     ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                          SAST SA                      SAST SA    SAST SA Legg
                                         Large Cap       SAST SA      Large Cap     Mason BW      SAST SA Legg
                                        Growth Index    Large Cap    Value Index    Large Cap    Mason Tactical
                                         Portfolio   Index Portfolio  Portfolio  Value Portfolio Opportunities
                                          Class 3        Class 3       Class 3       Class 3        Class 3
                                        ------------ --------------- ----------- --------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                               $   --       $  3,562       $   93       $  12,504       $  1,337
   Mortality and expense risk and
     administrative charges                    --           (934)         (15)        (12,308)          (798)
                                           ------       --------       ------       ---------       --------
   Net investment income (loss)                --          2,628           78             196            539
   Net realized gain (loss)                    --              8           (1)         (1,843)            24
   Capital gain distribution from
     mutual funds                              --          3,584           11          71,675            183
   Change in unrealized appreciation
     (depreciation) of investments             --        (16,516)        (704)       (157,988)        (9,597)
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  operations                                   --        (10,296)        (616)        (87,960)        (8,851)
                                           ------       --------       ------       ---------       --------
From contract transactions:
   Payments received from contract
     owners                                 6,250         54,915           --           5,454         70,264
   Payments for contract benefits or
     terminations                              --         (2,435)          --         (21,052)        (1,296)
   Transfers between sub-accounts
     (including fixed account), net            --         77,621        7,275          49,446         25,825
   Contract maintenance charges                --             --           --          (2,679)          (650)
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  contract transactions                     6,250        130,101        7,275          31,169         94,143
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets           6,250        119,805        6,659         (56,791)        85,292
Net assets at beginning of period              --          3,642           --         855,318         28,331
                                           ------       --------       ------       ---------       --------
Net assets at end of period                $6,250       $123,447       $6,659       $ 798,527       $113,623
                                           ======       ========       ======       =========       ========
Beginning units                                --            347           --          44,911          2,755
Units issued                                  653         12,465          717           3,782         12,868
Units redeemed                                 --           (245)          --          (2,048)        (3,732)
                                           ------       --------       ------       ---------       --------
Ending units                                  653         12,567          717          46,645         11,891
                                           ======       ========       ======       =========       ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                               $   --       $     --       $   --       $  11,807       $     41
   Mortality and expense risk and
     administrative charges                    --             (1)          --         (10,382)           (19)
                                           ------       --------       ------       ---------       --------
   Net investment income (loss)                --             (1)          --           1,425             22
   Net realized gain (loss)                    --             --           --          (9,961)            --
   Capital gain distribution from
     mutual funds                              --             --           --          26,645             --
   Change in unrealized appreciation
     (depreciation) of investments             --            (12)          --         110,084            300
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  operations                                   --            (13)          --         128,193            322
                                           ------       --------       ------       ---------       --------
From contract transactions:
   Payments received from contract
     owners                                    --          3,649           --          79,986         27,981
   Payments for contract benefits or
     terminations                              --             --           --         (24,337)            --
   Transfers between sub-accounts
     (including fixed account), net            --              6           --          37,665             28
   Contract maintenance charges                --             --           --          (3,086)            --
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets from
  contract transactions                        --          3,655           --          90,228         28,009
                                           ------       --------       ------       ---------       --------
Increase (decrease) in net assets              --          3,642           --         218,421         28,331
Net assets at beginning of period              --             --           --         636,897             --
                                           ------       --------       ------       ---------       --------
Net assets at end of period                $   --       $  3,642       $   --       $ 855,318       $ 28,331
                                           ======       ========       ======       =========       ========
Beginning units                                --             --           --          39,617             --
Units issued                                   --            347           --           8,255          2,755
Units redeemed                                 --             --           --          (2,961)            --
                                           ------       --------       ------       ---------       --------
Ending units                                   --            347           --          44,911          2,755
                                           ======       ========       ======       =========       ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                        SAST SA MFS   SAST SA MFS
                                         Blue Chip   Massachusetts    SAST SA MFS   SAST SA MFS  SAST SA Mid
                                          Growth    Investors Trust Telecom Utility Total Return  Cap Index
                                         Portfolio     Portfolio       Portfolio     Portfolio    Portfolio
                                          Class 3       Class 3         Class 3       Class 3      Class 3
                                        ----------- --------------- --------------- ------------ -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   1,048    $    7,414       $  1,619      $  17,239    $  1,328
   Mortality and expense risk and
     administrative charges                 (9,904)      (18,916)          (385)        (9,522)     (1,816)
                                         ---------    ----------       --------      ---------    --------
   Net investment income (loss)             (8,856)      (11,502)         1,234          7,717        (488)
   Net realized gain (loss)                 16,350        11,397         (2,951)       (11,567)        (81)
   Capital gain distribution from
     mutual funds                           53,513       120,662          4,854         52,004       5,433
   Change in unrealized appreciation
     (depreciation) of investments        (104,624)     (212,561)        (2,188)      (108,373)    (33,561)
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  operations                               (43,617)      (92,004)           949        (60,219)    (28,697)
                                         ---------    ----------       --------      ---------    --------
From contract transactions:
   Payments received from contract
     owners                                 22,174        46,980             --        225,398     115,977
   Payments for contract benefits or
     terminations                          (14,348)      (37,870)            --         (8,398)     (5,903)
   Transfers between sub-accounts
     (including fixed account), net         (5,605)       42,305        (37,774)        12,180      75,691
   Contract maintenance charges             (2,122)       (4,179)            --         (5,828)         --
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  contract transactions                         99        47,236        (37,774)       223,352     185,765
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets          (43,518)      (44,768)       (36,825)       163,133     157,068
Net assets at beginning of period          693,096     1,281,620         36,825        703,882      22,760
                                         ---------    ----------       --------      ---------    --------
Net assets at end of period              $ 649,578    $1,236,852       $     --      $ 867,015    $179,828
                                         =========    ==========       ========      =========    ========
Beginning units                             32,737        59,144          1,893         41,469       2,178
Units issued                                 2,309         5,167             10         18,109      18,187
Units redeemed                              (2,108)       (3,018)        (1,903)        (4,752)       (580)
                                         ---------    ----------       --------      ---------    --------
Ending units                                32,938        61,293             --         54,826      19,785
                                         =========    ==========       ========      =========    ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   2,950    $    9,538       $    927      $  15,710    $     --
   Mortality and expense risk and
     administrative charges                 (8,362)      (16,277)          (526)        (7,399)         (6)
                                         ---------    ----------       --------      ---------    --------
   Net investment income (loss)             (5,412)       (6,739)           401          8,311          (6)
   Net realized gain (loss)                 10,107         3,043          1,016            (59)         --
   Capital gain distribution from
     mutual funds                           13,298        30,593            376         37,640          --
   Change in unrealized appreciation
     (depreciation) of investments         116,581       193,531          3,154         11,495         (39)
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  operations                               134,574       220,428          4,947         57,387         (45)
                                         ---------    ----------       --------      ---------    --------
From contract transactions:
   Payments received from contract
     owners                                 62,792        24,243          2,765        126,863      22,805
   Payments for contract benefits or
     terminations                          (36,057)      (40,089)        (9,827)       (83,594)         --
   Transfers between sub-accounts
     (including fixed account), net         16,139       100,506           (908)       128,221          --
   Contract maintenance charges             (2,491)       (4,895)           (20)        (5,055)         --
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets from
  contract transactions                     40,383        79,765         (7,990)       166,435      22,805
                                         ---------    ----------       --------      ---------    --------
Increase (decrease) in net assets          174,957       300,193         (3,043)       223,822      22,760
Net assets at beginning of period          518,139       981,427         39,868        480,060          --
                                         ---------    ----------       --------      ---------    --------
Net assets at end of period              $ 693,096    $1,281,620       $ 36,825      $ 703,882    $ 22,760
                                         =========    ==========       ========      =========    ========
Beginning units                             30,624        54,991          2,333         29,294          --
Units issued                                 5,984         8,578            158         17,851       2,178
Units redeemed                              (3,871)       (4,425)          (598)        (5,676)         --
                                         ---------    ----------       --------      ---------    --------
Ending units                                32,737        59,144          1,893         41,469       2,178
                                         =========    ==========       ========      =========    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                      SAST SA                                           SAST SA
                                                      Morgan       SAST SA     SAST SA     SAST SA      Putnam
                                                      Stanley    Oppenheimer  PIMCO VCP   PineBridge International
                                                   International Main Street  Tactical    High-Yield  Growth and
                                                     Equities     Large Cap   Balanced       Bond       Income
                                                     Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                                                      Class 3      Class 3     Class 3     Class 3      Class 3
                                                   ------------- ----------- -----------  ---------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                         $   7,538   $    9,117  $   682,619   $ 49,593    $  3,143
   Mortality and expense risk and administrative
     charges                                            (9,829)     (14,570)    (297,062)    (9,944)     (1,533)
                                                     ---------   ----------  -----------   --------    --------
   Net investment income (loss)                         (2,291)      (5,453)     385,557     39,649       1,610
   Net realized gain (loss)                              6,141       13,753      124,611      2,435       3,884
   Capital gain distribution from mutual funds          18,056       63,652    3,363,613         --          --
   Change in unrealized appreciation
     (depreciation) of investments                    (136,241)    (167,005)  (5,882,384)   (81,563)    (27,347)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from operations     (114,335)     (95,053)  (2,008,603)   (39,479)    (21,853)
                                                     ---------   ----------  -----------   --------    --------
From contract transactions:
   Payments received from contract owners               76,977        5,291    3,800,480      8,047       2,000
   Payments for contract benefits or terminations      (31,464)     (37,722)    (870,013)   (35,951)    (17,592)
   Transfers between sub-accounts (including
     fixed account), net                                36,105        9,792      723,378    140,701       8,386
   Contract maintenance charges                         (2,295)      (2,811)    (207,069)    (1,180)        (18)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from contract
  transactions                                          79,323      (25,450)   3,446,776    111,617      (7,224)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets                      (35,012)    (120,503)   1,438,173     72,138     (29,077)
Net assets at beginning of period                      714,257    1,066,784   21,292,596    630,137     128,806
                                                     ---------   ----------  -----------   --------    --------
Net assets at end of period                          $ 679,245   $  946,281  $22,730,769   $702,275    $ 99,729
                                                     =========   ==========  ===========   ========    ========
Beginning units                                         58,849       53,832    1,633,718     39,223      12,185
Units issued                                            10,489        1,828      382,951      9,983       1,165
Units redeemed                                          (3,155)      (2,966)    (114,732)    (3,100)     (1,726)
                                                     ---------   ----------  -----------   --------    --------
Ending units                                            66,183       52,694    1,901,937     46,106      11,624
                                                     =========   ==========  ===========   ========    ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $   6,101   $    8,344  $    34,410   $ 35,379    $  1,486
   Mortality and expense risk and administrative
     charges                                            (8,494)     (13,618)    (235,925)    (5,821)     (1,397)
                                                     ---------   ----------  -----------   --------    --------
   Net investment income (loss)                         (2,393)      (5,274)    (201,515)    29,558          89
   Net realized gain (loss)                              4,180        9,058       33,790        504       1,019
   Capital gain distribution from mutual funds              --       24,523      959,995         --          --
   Change in unrealized appreciation
     (depreciation) of investments                     120,926      109,316    1,670,613      2,438      18,497
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from operations      122,713      137,623    2,462,883     32,500      19,605
                                                     ---------   ----------  -----------   --------    --------
From contract transactions:
   Payments received from contract owners               88,529       18,894    3,320,890    105,063      27,011
   Payments for contract benefits or terminations      (28,995)     (39,922)    (351,931)   (16,364)     (9,082)
   Transfers between sub-accounts (including
     fixed account), net                                26,055       64,304    1,594,933    179,368        (626)
   Contract maintenance charges                         (2,757)      (3,248)    (175,255)    (1,359)        (20)
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets from contract
  transactions                                          82,832       40,028    4,388,637    266,708      17,283
                                                     ---------   ----------  -----------   --------    --------
Increase (decrease) in net assets                      205,545      177,651    6,851,520    299,208      36,888
Net assets at beginning of period                      508,712      889,133   14,441,076    330,929      91,918
                                                     ---------   ----------  -----------   --------    --------
Net assets at end of period                          $ 714,257   $1,066,784  $21,292,596   $630,137    $128,806
                                                     =========   ==========  ===========   ========    ========
Beginning units                                         51,515       51,588    1,270,952     22,591      10,671
Units issued                                            13,173        5,398      433,357     17,748       2,793
Units redeemed                                          (5,839)      (3,154)     (70,591)    (1,116)     (1,279)
                                                     ---------   ----------  -----------   --------    --------
Ending units                                            58,849       53,832    1,633,718     39,223      12,185
                                                     =========   ==========  ===========   ========    ========
The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                            SAST SA T.
                                                                 SAST SA                    Rowe Price
                                                              Schroders VCP                   Asset     SAST SA T.     SAST SA
                                                                 Global         SAST SA     Allocation  Rowe Price    Templeton
                                                               Allocation      Small Cap      Growth   VCP Balanced Foreign Value
                                                                Portfolio   Index Portfolio Portfolio   Portfolio     Portfolio
                                                                 Class 3        Class 3      Class 3     Class 3       Class 3
                                                              ------------- --------------- ---------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                   $   322,394     $    932      $  4,579  $   636,762    $  27,392
   Mortality and expense risk and administrative charges          (187,078)      (1,807)       (4,764)    (303,325)      (7,740)
                                                               -----------     --------      --------  -----------    ---------
   Net investment income (loss)                                    135,316         (875)         (185)     333,437       19,652
   Net realized gain (loss)                                         69,898           45          (567)     217,178        1,104
   Capital gain distribution from mutual funds                   1,189,624        7,116         2,264    1,733,697       13,698
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,020,430)     (41,631)      (57,037)  (4,500,137)    (142,280)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from operations               (1,625,592)     (35,345)      (55,525)  (2,215,825)    (107,826)
                                                               -----------     --------      --------  -----------    ---------
From contract transactions:
   Payments received from contract owners                        3,441,603      140,223       592,159    7,204,888       82,577
   Payments for contract benefits or terminations                 (638,281)      (5,831)       (6,110)  (1,282,621)     (13,921)
   Transfers between sub-accounts (including fixed account),
     net                                                           651,136       78,733        76,722    1,254,055       60,533
   Contract maintenance charges                                   (140,768)          --        (3,556)    (221,780)      (2,006)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from contract transactions     3,313,690      213,125       659,215    6,954,542      127,183
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets                                1,688,098      177,780       603,690    4,738,717       19,357
Net assets at beginning of period                               13,307,811        7,283        25,568   20,286,212      539,649
                                                               -----------     --------      --------  -----------    ---------
Net assets at end of period                                    $14,995,909     $185,063      $629,258  $25,024,929    $ 559,006
                                                               ===========     ========      ========  ===========    =========
Beginning units                                                  1,099,143          717         2,485    1,632,204       44,335
Units issued                                                       360,582       20,899        66,695      715,687       12,933
Units redeemed                                                     (81,399)        (642)       (3,539)    (153,717)      (1,582)
                                                               -----------     --------      --------  -----------    ---------
Ending units                                                     1,378,326       20,974        65,641    2,194,174       55,686
                                                               ===========     ========      ========  ===========    =========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $        --     $     --      $     67  $     5,258    $  12,719
   Mortality and expense risk and administrative charges          (127,783)          (2)           (8)    (198,091)      (6,858)
                                                               -----------     --------      --------  -----------    ---------
   Net investment income (loss)                                   (127,783)          (2)           59     (192,833)       5,861
   Net realized gain (loss)                                         35,210           --            --       59,932          583
   Capital gain distribution from mutual funds                     127,555           --             6       59,082           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,058,138          (31)          (16)   2,411,228       79,521
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from operations                1,093,120          (33)           49    2,337,409       85,965
                                                               -----------     --------      --------  -----------    ---------
From contract transactions:
   Payments received from contract owners                        4,945,612        7,297        25,488    6,753,393       22,192
   Payments for contract benefits or terminations                 (170,410)          --            --     (268,512)     (18,142)
   Transfers between sub-accounts (including fixed account),
     net                                                         1,536,326           19            31    2,198,136       43,735
   Contract maintenance charges                                   (100,536)          --            --     (157,277)      (2,375)
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets from contract transactions     6,210,992        7,316        25,519    8,525,740       45,410
                                                               -----------     --------      --------  -----------    ---------
Increase (decrease) in net assets                                7,304,112        7,283        25,568   10,863,149      131,375
Net assets at beginning of period                                6,003,699           --            --    9,423,063      408,274
                                                               -----------     --------      --------  -----------    ---------
Net assets at end of period                                    $13,307,811     $  7,283      $ 25,568  $20,286,212    $ 539,649
                                                               ===========     ========      ========  ===========    =========
Beginning units                                                    553,684           --            --      890,030       40,197
Units issued                                                       590,256          717         2,485      827,620        7,708
Units redeemed                                                     (44,797)          --            --      (85,446)      (3,570)
                                                               -----------     --------      --------  -----------    ---------
Ending units                                                     1,099,143          717         2,485    1,632,204       44,335
                                                               ===========     ========      ========  ===========    =========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                                                            SAST SA     SAST SA
                                                    SAST SA VCP   SAST SA VCP  SAST SA VCP  WellsCap   WellsCap
                                                      Dynamic       Dynamic       Index    Aggressive Fundamental
                                                    Allocation     Strategy    Allocation    Growth     Growth
                                                     Portfolio     Portfolio    Portfolio  Portfolio   Portfolio
                                                      Class 3       Class 3      Class 3    Class 3     Class 3
                                                   ------------  ------------  ----------- ---------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $  2,501,762  $  2,213,487  $  199,135   $     --   $     --
   Mortality and expense risk and administrative
     charges                                           (830,846)     (701,891)    (38,252)    (2,130)       (12)
                                                   ------------  ------------  ----------   --------   --------
   Net investment income (loss)                       1,670,916     1,511,596     160,883     (2,130)       (12)
   Net realized gain (loss)                             255,567       204,301       1,927      2,655     (6,999)
   Capital gain distribution from mutual funds        7,422,829     5,083,591      17,263     37,297      6,362
   Change in unrealized appreciation
     (depreciation) of investments                  (14,811,528)  (11,637,738)   (952,756)   (71,070)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from operations    (5,462,216)   (4,838,250)   (772,683)   (33,248)      (649)
                                                   ------------  ------------  ----------   --------   --------
From contract transactions:
   Payments received from contract owners             9,495,329     7,926,703   7,362,971    140,281     12,500
   Payments for contract benefits or terminations    (1,655,369)   (1,312,881)    (58,430)    (6,182)        --
   Transfers between sub-accounts (including
     fixed account), net                                658,622     1,852,690     911,356     32,951    (11,851)
   Contract maintenance charges                        (586,372)     (497,393)    (26,149)       (20)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from contract
  transactions                                        7,912,210     7,969,119   8,189,748    167,030        649
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets                     2,449,994     3,130,869   7,417,065    133,782         --
Net assets at beginning of period                    60,636,054    50,719,252     328,875     96,543         --
                                                   ------------  ------------  ----------   --------   --------
Net assets at end of period                        $ 63,086,048  $ 53,850,121  $7,745,940   $230,325   $     --
                                                   ============  ============  ==========   ========   ========
Beginning units                                       4,224,848     3,596,318      31,649      5,754         --
Units issued                                            799,349       777,527     798,756      9,710        512
Units redeemed                                         (248,976)     (208,696)    (15,356)      (522)      (512)
                                                   ------------  ------------  ----------   --------   --------
Ending units                                          4,775,221     4,165,149     815,049     14,942         --
                                                   ============  ============  ==========   ========   ========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $    606,936  $    495,092  $    1,062   $     --   $     --
   Mortality and expense risk and administrative
     charges                                           (671,434)     (564,751)       (436)    (1,241)        --
                                                   ------------  ------------  ----------   --------   --------
   Net investment income (loss)                         (64,498)      (69,659)        626     (1,241)        --
   Net realized gain (loss)                             150,556       112,581          34      2,668         --
   Capital gain distribution from mutual funds        1,152,328       942,358         449         --         --
   Change in unrealized appreciation
     (depreciation) of investments                    7,440,468     5,795,173       6,548     18,255         --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from operations     8,678,854     6,780,453       7,657     19,682         --
                                                   ------------  ------------  ----------   --------   --------
From contract transactions:
   Payments received from contract owners            10,266,168     9,065,796     236,216      7,000         --
   Payments for contract benefits or terminations    (1,332,890)     (889,142)       (449)   (12,821)        --
   Transfers between sub-accounts (including
     fixed account), net                                487,727       239,996      85,591      7,794         --
   Contract maintenance charges                        (465,812)     (388,305)       (140)        (5)        --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets from contract
  transactions                                        8,955,193     8,028,345     321,218      1,968         --
                                                   ------------  ------------  ----------   --------   --------
Increase (decrease) in net assets                    17,634,047    14,808,798     328,875     21,650         --
Net assets at beginning of period                    43,002,007    35,910,454          --     74,893         --
                                                   ------------  ------------  ----------   --------   --------
Net assets at end of period                        $ 60,636,054  $ 50,719,252  $  328,875   $ 96,543   $     --
                                                   ============  ============  ==========   ========   ========
Beginning units                                       3,549,403     2,976,061          --      5,710         --
Units issued                                            988,178       791,941      31,795        995         --
Units redeemed                                         (312,733)     (171,684)       (146)      (951)        --
                                                   ------------  ------------  ----------   --------   --------
Ending units                                          4,224,848     3,596,318      31,649      5,754         --
                                                   ============  ============  ==========   ========   ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         T Rowe Price T Rowe Price T Rowe Price T Rowe Price T Rowe Price
                                          Retirement   Retirement   Retirement   Retirement   Retirement
                                         2015 Advisor 2020 Advisor 2025 Advisor 2030 Advisor 2035 Advisor
                                            Class        Class        Class        Class        Class
                                         ------------ ------------ ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   199,822  $   517,045  $   492,628  $   457,145  $   310,408
   Mortality and expense risk and
     administrative charges                  (96,086)    (262,318)    (255,941)    (267,657)    (206,961)
                                         -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)              103,736      254,727      236,687      189,488      103,447
   Net realized gain (loss)                   88,969      545,323      352,570      292,748      205,483
   Capital gain distribution from
     mutual funds                            731,493    1,895,831    1,477,885    1,890,356    1,422,702
   Change in unrealized appreciation
     (depreciation) of investments        (1,510,194)  (4,555,783)  (4,156,139)  (4,816,297)  (3,723,013)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations                                (585,996)  (1,859,902)  (2,088,997)  (2,443,705)  (1,991,381)
                                         -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract
     owners                                3,131,387    8,759,240   10,564,551   11,127,324    8,267,622
   Payments for contract benefits or
     terminations                         (1,932,697)  (3,679,686)  (1,617,916)  (1,818,316)    (884,660)
   Transfers between sub-accounts
     (including fixed account), net        1,533,807    3,115,681    2,928,793      592,421       15,858
   Contract maintenance charges                 (858)      (5,034)      (4,249)      (5,551)      (4,447)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  contract transactions                    2,731,639    8,190,201   11,871,179    9,895,878    7,394,373
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets          2,145,643    6,330,299    9,782,182    7,452,173    5,402,992
Net assets at beginning of period          8,061,513   21,791,463   19,613,699   22,212,775   17,629,572
                                         -----------  -----------  -----------  -----------  -----------
Net assets at end of period              $10,207,156  $28,121,762  $29,395,881  $29,664,948  $23,032,564
                                         ===========  ===========  ===========  ===========  ===========
Beginning units                            6,941,929   18,329,571   16,182,459   18,009,073   14,111,849
Units issued                               4,521,228   10,674,555   12,194,517   10,363,678    7,440,547
Units redeemed                            (2,182,932)  (3,803,215)  (2,368,046)  (2,384,008)  (1,497,242)
                                         -----------  -----------  -----------  -----------  -----------
Ending units                               9,280,225   25,200,911   26,008,930   25,988,743   20,055,154
                                         ===========  ===========  ===========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   126,005  $   329,101  $   260,988  $   270,715  $   204,708
   Mortality and expense risk and
     administrative charges                  (68,481)    (177,845)    (146,092)    (148,681)    (126,366)
                                         -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)               57,524      151,256      114,896      122,034       78,342
   Net realized gain (loss)                  321,590      189,810      159,328       63,588       69,777
   Capital gain distribution from
     mutual funds                            398,177      612,493      375,822      484,005      391,615
   Change in unrealized appreciation
     (depreciation) of investments             4,459    1,380,057    1,503,347    1,767,118    1,639,923
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  operations                                 781,750    2,333,616    2,153,393    2,436,745    2,179,657
                                         -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract
     owners                                5,409,440    6,094,823    6,208,103    8,208,141    7,132,980
   Payments for contract benefits or
     terminations                         (1,489,138)  (1,801,326)  (1,760,609)    (959,197)    (745,958)
   Transfers between sub-accounts
     (including fixed account), net       (2,554,847)   1,624,259    2,782,906    2,154,921      961,401
   Contract maintenance charges                 (771)      (4,460)      (2,832)      (4,191)      (2,742)
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
  contract transactions                    1,364,684    5,913,296    7,227,568    9,399,674    7,345,681
                                         -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets          2,146,434    8,246,912    9,380,961   11,836,419    9,525,338
Net assets at beginning of period          5,915,079   13,544,551   10,232,738   10,376,356    8,104,234
                                         -----------  -----------  -----------  -----------  -----------
Net assets at end of period              $ 8,061,513  $21,791,463  $19,613,699  $22,212,775  $17,629,572
                                         ===========  ===========  ===========  ===========  ===========
Beginning units                            5,704,323   13,032,049    9,816,678    9,928,524    7,748,441
Units issued                               5,763,659    8,682,791    8,173,891    9,564,449    7,572,065
Units redeemed                            (4,526,053)  (3,385,269)  (1,808,110)  (1,483,900)  (1,208,657)
                                         -----------  -----------  -----------  -----------  -----------
Ending units                               6,941,929   18,329,571   16,182,459   18,009,073   14,111,849
                                         ===========  ===========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                         T Rowe Price T Rowe Price T Rowe Price T Rowe Price T Rowe Price
                                          Retirement   Retirement   Retirement   Retirement   Retirement
                                         2040 Advisor 2045 Advisor 2050 Advisor 2055 Advisor 2060 Advisor
                                            Class        Class        Class        Class        Class
                                         ------------ ------------ ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                             $   284,271  $   180,866  $   149,985   $   63,988   $   35,890
   Mortality and expense risk and
     administrative charges                 (207,961)    (136,178)    (108,755)     (50,495)     (30,485)
                                         -----------  -----------  -----------   ----------   ----------
   Net investment income (loss)               76,310       44,688       41,230       13,493        5,405
   Net realized gain (loss)                  149,391      166,048       86,080       85,595      137,150
   Capital gain distribution from
     mutual funds                          1,650,607    1,044,501      871,790      327,939      128,606
   Change in unrealized appreciation
     (depreciation) of investments        (4,027,303)  (2,767,218)  (2,254,899)    (990,279)    (621,434)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  operations                              (2,150,995)  (1,511,981)  (1,255,799)    (563,252)    (350,273)
                                         -----------  -----------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract
     owners                                8,809,049    6,184,010    6,512,009    2,848,922    1,681,778
   Payments for contract benefits or
     terminations                         (1,463,137)    (750,307)    (419,433)    (604,759)    (433,634)
   Transfers between sub-accounts
     (including fixed account), net          642,789      503,606       96,475      136,092      452,005
   Contract maintenance charges               (4,953)      (4,684)      (3,914)      (2,941)      (4,942)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions                    7,983,748    5,932,625    6,185,137    2,377,314    1,695,207
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets          5,832,753    4,420,644    4,929,338    1,814,062    1,344,934
Net assets at beginning of period         17,255,687   11,088,785    8,588,190    3,969,530    2,065,199
                                         -----------  -----------  -----------   ----------   ----------
Net assets at end of period              $23,088,440  $15,509,429  $13,517,528   $5,783,592   $3,410,133
                                         ===========  ===========  ===========   ==========   ==========
Beginning units                           13,688,485    8,755,032    6,781,366    3,136,305    1,630,664
Units issued                               7,432,124    5,292,842    5,367,786    2,220,170    2,008,098
Units redeemed                            (1,127,079)    (642,287)    (454,315)    (350,911)    (689,044)
                                         -----------  -----------  -----------   ----------   ----------
Ending units                              19,993,530   13,405,587   11,694,837    5,005,564    2,949,718
                                         ===========  ===========  ===========   ==========   ==========
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $   175,868  $   109,995  $    89,939   $   41,486   $   21,403
   Mortality and expense risk and
     administrative charges                 (119,815)     (73,621)     (55,741)     (24,935)     (12,829)
                                         -----------  -----------  -----------   ----------   ----------
   Net investment income (loss)               56,053       36,374       34,198       16,551        8,574
   Net realized gain (loss)                   85,358       93,739        6,466        2,764       33,152
   Capital gain distribution from
     mutual funds                            436,637      243,146      190,459       80,532       31,281
   Change in unrealized appreciation
     (depreciation) of investments         1,595,939      982,291      795,004      347,133      163,722
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  operations                               2,173,987    1,355,550    1,026,127      446,980      236,729
                                         -----------  -----------  -----------   ----------   ----------
From contract transactions:
   Payments received from contract
     owners                                6,600,818    4,884,479    4,409,467    2,001,679      723,058
   Payments for contract benefits or
     terminations                           (837,626)    (435,016)    (296,421)     (76,742)    (198,428)
   Transfers between sub-accounts
     (including fixed account), net        1,674,495      767,540      385,912      405,052      562,758
   Contract maintenance charges               (2,798)      (2,856)      (2,278)      (1,760)      (1,568)
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets from
  contract transactions                    7,434,889    5,214,147    4,496,680    2,328,229    1,085,820
                                         -----------  -----------  -----------   ----------   ----------
Increase (decrease) in net assets          9,608,876    6,569,697    5,522,807    2,775,209    1,322,549
Net assets at beginning of period          7,646,811    4,519,088    3,065,383    1,194,321      742,650
                                         -----------  -----------  -----------   ----------   ----------
Net assets at end of period              $17,255,687  $11,088,785  $ 8,588,190   $3,969,530   $2,065,199
                                         ===========  ===========  ===========   ==========   ==========
Beginning units                            7,310,704    4,316,183    2,927,475    1,140,956      708,969
Units issued                               7,373,821    5,291,242    4,041,928    2,022,233    1,109,036
Units redeemed                              (996,040)    (852,393)    (188,037)     (26,884)    (187,341)
                                         -----------  -----------  -----------   ----------   ----------
Ending units                              13,688,485    8,755,032    6,781,366    3,136,305    1,630,664
                                         ===========  ===========  ===========   ==========   ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                  VALIC                                     VALIC
                                Company I        VALIC        VALIC       Company I        VALIC
                                  Asset        Company I    Company I      Capital       Company I
                                Allocation     Blue Chip    Broad Cap    Conservation   Core Equity
                                   Fund       Growth Fund   Value Fund       Fund          Fund
                               ------------  ------------  ------------  ------------  ------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  2,570,727  $    437,458  $    821,357  $  3,152,697  $  2,790,688
   Mortality and expense risk
     and administrative
     charges                     (1,596,785)   (7,184,887)     (509,151)   (1,544,690)   (2,467,978)
                               ------------  ------------  ------------  ------------  ------------
   Net investment income
     (loss)                         973,942    (6,747,429)      312,206     1,608,007       322,710
   Net realized gain (loss)         223,275    39,587,541     2,279,685    (1,760,528)   17,761,575
   Capital gain distribution
     from mutual funds            6,762,585    41,698,650     3,276,035       420,864    18,918,886
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (23,975,194)  (68,132,738)  (11,727,758)   (3,718,200)  (54,521,327)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from operations        (16,015,392)    6,406,024    (5,859,832)   (3,449,857)  (17,518,156)
                               ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              9,599,323    78,730,146     2,840,371     8,022,587     4,006,814
   Payments for contract
     benefits or terminations   (16,791,668)  (80,568,786)   (4,826,492)  (20,425,902)  (21,982,011)
   Transfers between
     sub-accounts (including
     fixed account), net         (3,307,291)   (1,103,406)   (4,112,535)   10,680,367    (5,392,361)
   Contract maintenance
     charges                       (103,601)     (570,124)      (68,675)      (92,915)      (83,443)
   Adjustments to net assets
     allocated to contracts
     in payout period                 7,021       (14,759)           --        (5,082)       (3,956)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                  (10,596,216)   (3,526,929)   (6,167,331)   (1,820,945)  (23,454,957)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets                        (26,611,608)    2,879,095   (12,027,163)   (5,270,802)  (40,973,113)
Net assets at beginning of
  period                        169,985,814   677,387,157    53,146,967   157,163,167   260,339,105
                               ------------  ------------  ------------  ------------  ------------
Net assets at end of period    $143,374,206  $680,266,252  $ 41,119,804  $151,892,365  $219,365,992
                               ============  ============  ============  ============  ============
Beginning units                  19,687,755   268,377,083    23,917,635    41,760,249    59,147,729
Units issued                      8,477,061    21,299,616     2,050,539     9,773,190       543,872
Units redeemed                   (9,794,877)  (24,406,254)   (4,963,785)  (10,355,359)   (5,734,777)
                               ------------  ------------  ------------  ------------  ------------
Ending units                     18,369,939   265,270,445    21,004,389    41,178,080    53,956,824
                               ============  ============  ============  ============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  3,738,323  $         --  $    686,168  $  3,338,294  $  2,637,667
   Mortality and expense risk
     and administrative
     charges                     (1,591,630)   (6,099,530)     (472,648)   (1,383,177)   (2,362,870)
                               ------------  ------------  ------------  ------------  ------------
   Net investment income
     (loss)                       2,146,693    (6,099,530)      213,520     1,955,117       274,797
   Net realized gain (loss)       1,132,705    50,430,956     2,602,346      (121,717)   15,413,763
   Capital gain distribution
     from mutual funds                   --    57,185,902     1,425,538       162,605     8,008,752
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 15,620,810    85,037,378     3,302,975     1,645,388    21,177,581
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from operations         18,900,208   186,554,706     7,544,379     3,641,393    44,874,893
                               ------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners             10,395,413    41,800,229     2,768,397     8,742,147     4,021,913
   Payments for contract
     benefits or terminations   (13,786,646)  (61,717,698)   (4,501,932)  (13,925,392)  (19,059,914)
   Transfers between
     sub-accounts (including
     fixed account), net         (5,836,230)  (45,456,235)      609,899    14,349,700    (6,350,848)
   Contract maintenance
     charges                       (113,701)     (599,487)      (61,470)      (98,468)      (96,510)
   Adjustments to net assets
     allocated to contracts
     in payout period                 6,825        (4,117)           --        (5,436)       (8,557)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (9,334,339)  (65,977,308)   (1,185,106)    9,062,551   (21,493,916)
                               ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net
  assets                          9,565,869   120,577,398     6,359,273    12,703,944    23,380,977
Net assets at beginning of
  period                        160,419,945   556,809,759    46,787,694   144,459,223   236,958,128
                               ------------  ------------  ------------  ------------  ------------
Net assets at end of period    $169,985,814  $677,387,157  $ 53,146,967  $157,163,167  $260,339,105
                               ============  ============  ============  ============  ============
Beginning units                  20,870,982   296,981,404    24,571,826    38,515,466    64,571,955
Units issued                        964,227     7,179,162     3,244,886     9,641,123       411,635
Units redeemed                   (2,147,454)  (35,783,483)   (3,899,077)   (6,396,340)   (5,835,861)
                               ------------  ------------  ------------  ------------  ------------
Ending units                     19,687,755   268,377,083    23,917,635    41,760,249    59,147,729
                               ============  ============  ============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                 VALIC          VALIC                        VALIC
                                   VALIC       Company I      Company I        VALIC       Company I
                                 Company I      Dynamic       Emerging       Company I   Global Social
                               Dividend Value  Allocation     Economies     Global Real    Awareness
                                    Fund          Fund          Fund        Estate Fund      Fund
                               -------------- ------------  -------------  ------------  -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  13,919,430  $  3,166,124  $  11,556,668  $ 11,859,086  $   7,085,614
   Mortality and expense risk
     and administrative
     charges                      (7,729,710)   (2,524,536)    (7,174,093)   (2,910,156)    (3,857,652)
                               -------------  ------------  -------------  ------------  -------------
   Net investment income
     (loss)                        6,189,720       641,588      4,382,575     8,948,930      3,227,962
   Net realized gain (loss)        6,125,814     5,008,200      5,544,283    (4,211,790)    36,754,946
   Capital gain distribution
     from mutual funds            26,959,492     9,575,699             --     3,588,559             --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (114,580,632)  (32,971,087)  (171,518,342)  (30,327,619)   (74,229,012)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from operations         (75,305,606)  (17,745,600)  (161,591,484)  (22,001,920)   (34,246,104)
                               -------------  ------------  -------------  ------------  -------------
From contract transactions:
   Payments received from
     contract owners              87,655,463     3,367,864     56,023,750    23,655,328     17,740,789
   Payments for contract
     benefits or terminations    (47,861,469)  (31,239,727)   (56,488,117)  (24,486,114)   (37,353,476)
   Transfers between
     sub-accounts (including
     fixed account), net          (1,870,683)     (776,817)   (31,522,400)   35,138,743    (50,626,348)
   Contract maintenance
     charges                        (586,965)   (2,105,091)      (208,839)     (126,304)      (121,204)
   Adjustments to net assets
     allocated to contracts
     in payout period                (10,593)           --        (14,318)          294         (8,059)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                    37,325,753   (30,753,771)   (32,209,924)   34,181,947    (70,368,298)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets                         (37,979,853)  (48,499,371)  (193,801,408)   12,180,027   (104,614,402)
Net assets at beginning of
  period                         749,009,037   256,696,371    827,618,593   305,291,918    438,775,790
                               -------------  ------------  -------------  ------------  -------------
Net assets at end of period    $ 711,029,184  $208,197,000  $ 633,817,185  $317,471,945  $ 334,161,388
                               =============  ============  =============  ============  =============
Beginning units                  211,950,225   184,019,647    705,849,703   202,170,993     62,001,730
Units issued                      56,602,986     2,815,406    122,348,834    46,907,722      1,794,511
Units redeemed                   (47,868,849)  (24,754,094)  (151,968,753)  (23,963,441)   (11,071,790)
                               -------------  ------------  -------------  ------------  -------------
Ending units                     220,684,362   162,080,959    676,229,784   225,115,274     52,724,451
                               =============  ============  =============  ============  =============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  13,193,536  $  4,574,567  $   9,961,666  $ 13,444,006  $   6,789,745
   Mortality and expense risk
     and administrative
     charges                      (6,998,350)   (2,587,970)    (6,855,964)   (3,013,690)    (3,771,628)
                               -------------  ------------  -------------  ------------  -------------
   Net investment income
     (loss)                        6,195,186     1,986,597      3,105,702    10,430,316      3,018,117
   Net realized gain (loss)       29,328,115     2,491,917      7,125,217     1,000,975     17,184,718
   Capital gain distribution
     from mutual funds            56,997,804     1,771,666             --    16,569,879             --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  18,373,179    36,990,914    227,232,437     9,400,382     59,893,420
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from operations         110,894,284    43,241,094    237,463,356    37,401,552     80,096,255
                               -------------  ------------  -------------  ------------  -------------
From contract transactions:
   Payments received from
     contract owners              48,506,639     2,091,801     47,888,144    23,156,603     16,596,234
   Payments for contract
     benefits or terminations    (67,976,759)  (17,231,044)   (62,762,322)  (29,174,020)   (34,641,291)
   Transfers between
     sub-accounts (including
     fixed account), net         (17,193,667)  (10,645,586)    (9,499,143)  (53,579,395)    (5,811,114)
   Contract maintenance
     charges                        (712,143)   (2,028,217)      (309,945)     (166,792)      (142,429)
   Adjustments to net assets
     allocated to contracts
     in payout period               (107,112)           --         (5,381)        2,040         (7,220)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets from contract
  transactions                   (37,483,042)  (27,813,046)   (24,688,647)  (59,761,564)   (24,005,820)
                               -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net
  assets                          73,411,242    15,428,048    212,774,709   (22,360,012)    56,090,435
Net assets at beginning of
  period                         675,597,795   241,268,323    614,843,884   327,651,930    382,685,355
                               -------------  ------------  -------------  ------------  -------------
Net assets at end of period    $ 749,009,037  $256,696,371  $ 827,618,593  $305,291,918  $ 438,775,790
                               =============  ============  =============  ============  =============
Beginning units                  223,573,305   205,756,033    733,157,892   244,712,308     64,573,236
Units issued                      37,581,930     1,073,562     57,012,025    10,498,497      3,084,370
Units redeemed                   (49,205,010)  (22,809,948)   (84,320,214)  (53,039,812)    (5,655,876)
                               -------------  ------------  -------------  ------------  -------------
Ending units                     211,950,225   184,019,647    705,849,703   202,170,993     62,001,730
                               =============  ============  =============  ============  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                   VALIC         VALIC
                                    VALIC        Company I     Company I        VALIC
                                  Company I      Government    Government     Company I        VALIC
                               Global Strategy Money Market I  Securities     Growth &       Company I
                                    Fund            Fund          Fund       Income Fund    Growth Fund
                               --------------- -------------- ------------  ------------  --------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                    $         --   $   3,991,407  $  2,765,356  $  1,104,155  $    6,685,752
   Mortality and expense risk
     and administrative
     charges                      (3,700,492)     (2,860,724)     (973,116)   (1,192,129)    (11,452,900)
                                ------------   -------------  ------------  ------------  --------------
   Net investment income
     (loss)                       (3,700,492)      1,130,683     1,792,240       (87,974)     (4,767,148)
   Net realized gain (loss)        9,858,567              --    (1,106,327)    9,069,174      83,919,311
   Capital gain distribution
     from mutual funds             5,229,613              --            --     4,156,369      42,001,015
   Change in unrealized
     appreciation
     (depreciation) of
     investments                 (45,762,769)             (1)   (1,151,405)  (20,644,508)   (168,509,405)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from operations         (34,375,081)      1,130,682      (465,492)   (7,506,939)    (47,356,227)
                                ------------   -------------  ------------  ------------  --------------
From contract transactions:
   Payments received from
     contract owners              13,430,708      63,996,647     4,246,191     5,362,911      55,969,193
   Payments for contract
     benefits or terminations    (41,071,762)    (44,972,229)  (11,045,610)  (11,774,674)    (65,358,133)
   Transfers between
     sub-accounts (including
     fixed account), net          (9,003,795)      8,277,520     5,585,295    (2,936,113)     30,564,079
   Contract maintenance
     charges                        (277,193)       (140,004)      (67,969)     (108,241)       (480,758)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (2,528)            (22)         (819)       (1,235)         (3,851)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from contract
  transactions                   (36,924,570)     27,161,912    (1,282,912)   (9,457,352)     20,690,530
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets                         (71,299,651)     28,292,594    (1,748,404)  (16,964,291)    (26,665,697)
Net assets at beginning of
  period                         402,925,907     298,449,002   103,623,831   122,471,889   1,156,870,571
                                ------------   -------------  ------------  ------------  --------------
Net assets at end of period     $331,626,256   $ 326,741,596  $101,875,427  $105,507,598  $1,130,204,874
                                ============   =============  ============  ============  ==============
Beginning units                  189,404,761     151,958,592    29,772,524    27,155,285     500,617,337
Units issued                       4,851,537      61,274,859     5,049,795     4,089,187      59,781,246
Units redeemed                   (22,595,061)    (47,741,940)   (5,161,299)   (6,568,280)    (54,165,300)
                                ------------   -------------  ------------  ------------  --------------
Ending units                     171,661,237     165,491,511    29,661,020    24,676,192     506,233,283
                                ============   =============  ============  ============  ==============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                    $  3,856,952   $   1,151,959  $  2,563,845  $  1,286,862  $    7,421,887
   Mortality and expense risk
     and administrative
     charges                      (3,946,877)     (2,919,190)   (1,002,860)   (1,098,266)     (9,635,956)
                                ------------   -------------  ------------  ------------  --------------
   Net investment income
     (loss)                          (89,925)     (1,767,231)    1,560,985       188,596      (2,214,069)
   Net realized gain (loss)       10,604,408              --      (372,705)    6,125,044      38,296,412
   Capital gain distribution
     from mutual funds             7,840,619              --            --     3,355,703      63,135,646
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  30,524,823              (1)      (35,071)   10,921,104     155,270,274
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from operations          48,879,925      (1,767,232)    1,153,209    20,590,447     254,488,263
                                ------------   -------------  ------------  ------------  --------------
From contract transactions:
   Payments received from
     contract owners              15,022,723     110,974,514     3,845,197     5,507,763      36,530,279
   Payments for contract
     benefits or terminations    (38,520,624)    (27,098,420)  (12,050,714)   (9,379,478)    (81,940,773)
   Transfers between
     sub-accounts (including
     fixed account), net         (28,589,002)   (107,512,549)    1,169,279       823,247      81,429,895
   Contract maintenance
     charges                        (314,708)       (146,741)      (76,285)     (129,242)       (462,175)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (7,730)         (5,495)         (721)       (1,143)        (78,774)
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets from contract
  transactions                   (52,409,341)    (23,788,691)   (7,113,244)   (3,178,853)     35,478,452
                                ------------   -------------  ------------  ------------  --------------
Increase (decrease) in net
  assets                          (3,529,416)    (25,555,923)   (5,960,035)   17,411,594     289,966,715
Net assets at beginning of
  period                         406,455,323     324,004,925   109,583,866   105,060,295     866,903,856
                                ------------   -------------  ------------  ------------  --------------
Net assets at end of period     $402,925,907   $ 298,449,002  $103,623,831  $122,471,889  $1,156,870,571
                                ============   =============  ============  ============  ==============
Beginning units                  214,909,453     163,996,811    31,411,762    27,491,527     483,872,585
Units issued                       2,404,423      41,724,685     4,177,149     4,757,773      49,281,175
Units redeemed                   (27,909,115)    (53,762,904)   (5,816,387)   (5,094,015)    (32,536,423)
                                ------------   -------------  ------------  ------------  --------------
Ending units                     189,404,761     151,958,592    29,772,524    27,155,285     500,617,337
                                ============   =============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                 VALIC           VALIC
                                   VALIC          VALIC        Company I       Company I       VALIC
                                 Company I      Company I    International   International   Company I
                                  Health        Inflation    Equities Index   Government   International
                               Sciences Fund  Protected Fund      Fund         Bond Fund    Growth Fund
                               -------------  -------------- --------------  ------------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $          --   $  9,091,196  $   24,328,692  $  1,576,962  $  5,559,867
   Mortality and expense risk
     and administrative
     charges                      (7,549,386)    (4,982,370)    (11,044,753)   (1,545,790)   (3,980,275)
                               -------------   ------------  --------------  ------------  ------------
   Net investment income
     (loss)                       (7,549,386)     4,108,826      13,283,939        31,172     1,579,592
   Net realized gain (loss)       31,250,886        335,325      72,386,874    (2,516,287)   15,835,354
   Capital gain distribution
     from mutual funds            87,956,299      4,350,156              --        57,321     6,258,757
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (108,643,557)   (25,187,721)   (241,092,082)   (4,886,009)  (60,655,839)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from operations           3,014,242    (16,393,414)   (155,421,269)   (7,313,803)  (36,982,136)
                               -------------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              41,296,954     36,667,596     105,111,793     9,410,153    15,904,792
   Payments for contract
     benefits or terminations    (70,162,043)   (56,611,462)    (79,186,292)  (12,860,845)  (37,492,345)
   Transfers between
     sub-accounts (including
     fixed account), net         (20,748,665)   156,739,664    (273,122,631)  (39,697,286)   21,084,520
   Contract maintenance
     charges                        (300,501)      (541,198)       (657,584)     (171,802)     (274,176)
   Adjustments to net assets
     allocated to contracts
     in payout period                   (945)        (6,511)            474        (4,158)       (2,927)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (49,915,200)   136,248,089    (247,854,240)  (43,323,938)     (780,136)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets                         (46,900,958)   119,854,675    (403,275,509)  (50,637,741)  (37,762,272)
Net assets at beginning of
  period                         753,751,250    475,521,264   1,314,892,996   175,219,643   429,090,653
                               -------------   ------------  --------------  ------------  ------------
Net assets at end of period    $ 706,850,292   $595,375,939  $  911,617,487  $124,581,902  $391,328,381
                               =============   ============  ==============  ============  ============
Beginning units                  147,159,519    356,598,447     592,146,213    56,030,138   128,589,034
Units issued                       3,569,406    129,170,344      91,382,989    11,352,382    23,946,845
Units redeemed                   (12,746,013)   (25,901,997)   (205,328,485)  (25,786,439)  (23,793,214)
                               -------------   ------------  --------------  ------------  ------------
Ending units                     137,982,912    459,866,794     478,200,717    41,596,081   128,742,665
                               =============   ============  ==============  ============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $          --   $  1,061,620  $   25,452,028  $         --  $  5,625,002
   Mortality and expense risk
     and administrative
     charges                      (6,944,908)    (4,444,881)    (10,511,736)   (1,677,561)   (3,756,115)
                               -------------   ------------  --------------  ------------  ------------
   Net investment income
     (loss)                       (6,944,908)    (3,383,261)     14,940,292    (1,677,561)    1,868,887
   Net realized gain (loss)       53,354,127      2,338,018       8,940,190    (4,545,396)   14,445,204
   Capital gain distribution
     from mutual funds            79,759,661        618,211              --            --            --
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  40,368,572     17,370,361     194,289,588    17,573,160    77,010,157
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from operations         166,537,452     16,943,329     218,170,070    11,350,203    93,324,248
                               -------------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from
     contract owners              36,648,982     26,958,066      78,909,534    10,266,843    14,070,763
   Payments for contract
     benefits or terminations    (66,972,198)   (48,332,906)    (99,965,000)  (16,412,018)  (33,892,453)
   Transfers between
     sub-accounts (including
     fixed account), net         (53,972,664)    68,231,519     247,531,261   (11,630,612)  (12,202,060)
   Contract maintenance
     charges                        (312,893)      (569,356)       (868,077)     (200,996)     (302,847)
   Adjustments to net assets
     allocated to contracts
     in payout period                  9,625         (7,013)        (25,219)          256        (1,999)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (84,599,148)    46,280,310     225,582,499   (17,976,527)  (32,328,596)
                               -------------   ------------  --------------  ------------  ------------
Increase (decrease) in net
  assets                          81,938,304     63,223,639     443,752,569    (6,626,324)   60,995,652
Net assets at beginning of
  period                         671,812,946    412,297,625     871,140,427   181,845,967   368,095,001
                               -------------   ------------  --------------  ------------  ------------
Net assets at end of period    $ 753,751,250   $475,521,264  $1,314,892,996  $175,219,643  $429,090,653
                               =============   ============  ==============  ============  ============
Beginning units                  165,775,531    321,032,128     481,966,613    62,101,781   138,846,105
Units issued                       3,548,121     63,033,592     150,806,503    11,376,379     5,720,441
Units redeemed                   (22,164,133)   (27,467,273)    (40,626,903)  (17,448,022)  (15,977,512)
                               -------------   ------------  --------------  ------------  ------------
Ending units                     147,159,519    356,598,447     592,146,213    56,030,138   128,589,034
                               =============   ============  ==============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                   VALIC          VALIC         VALIC          VALIC          VALIC
                                 Company I      Company I     Company I    Company I Mid  Company I Mid
                               International    Large Cap   Large Capital    Cap Index    Cap Strategic
                                Value Fund      Core Fund    Growth Fund       Fund        Growth Fund
                               -------------  ------------  ------------- --------------  -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2018
From operations:
   Dividends                   $  15,243,667  $  1,575,878  $  2,577,464  $   35,506,043  $    236,594
   Mortality and expense risk
     and administrative
     charges                      (7,243,892)   (1,508,385)   (4,205,129)    (31,593,736)   (2,594,169)
                               -------------  ------------  ------------  --------------  ------------
   Net investment income
     (loss)                        7,999,775        67,493    (1,627,665)      3,912,307    (2,357,575)
   Net realized gain (loss)       33,016,782     1,697,981    21,207,051     210,893,336    11,882,785
   Capital gain distribution
     from mutual funds                    --     7,862,003    21,052,139     209,747,685    12,289,670
   Change in unrealized
     appreciation
     (depreciation) of
     investments                (184,838,674)  (23,321,007)  (39,654,217)   (822,224,223)  (35,173,784)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from operations        (143,822,117)  (13,693,530)      977,308    (397,670,895)  (13,358,904)
                               -------------  ------------  ------------  --------------  ------------
From contract transactions:
   Payments received from
     contract owners              36,745,238     8,328,522     9,499,749     153,924,694     7,492,186
   Payments for contract
     benefits or terminations    (77,336,692)  (17,658,121)  (34,596,779)   (285,010,860)  (21,345,810)
   Transfers between
     sub-accounts (including
     fixed account), net         (33,064,320)   (8,630,708)  (10,432,696)    (19,073,460)     (143,868)
   Contract maintenance
     charges                        (419,667)     (152,580)     (141,589)     (1,809,154)      (70,431)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (1,006)          696        (6,760)         (9,293)         (485)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (74,076,447)  (18,112,191)  (35,678,075)   (151,978,073)  (14,068,408)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets                        (217,898,564)  (31,805,721)  (34,700,767)   (549,648,968)  (27,427,312)
Net assets at beginning of
  period                         835,931,366   162,489,954   433,864,557   3,368,306,160   267,375,959
                               -------------  ------------  ------------  --------------  ------------
Net assets at end of period    $ 618,032,802  $130,684,233  $399,163,790  $2,818,657,192  $239,948,647
                               =============  ============  ============  ==============  ============
Beginning units                  557,899,484    56,932,870   192,008,244     151,102,680   102,563,019
Units issued                      21,135,177     1,502,646     1,641,432      10,756,296     3,533,595
Units redeemed                   (71,826,612)   (7,773,637)  (16,476,633)    (16,984,226)   (8,521,916)
                               -------------  ------------  ------------  --------------  ------------
Ending units                     507,208,049    50,661,879   177,173,043     144,874,750    97,574,698
                               =============  ============  ============  ==============  ============
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $  14,892,238  $  1,438,760  $  2,757,704  $   38,641,647  $         --
   Mortality and expense risk
     and administrative
     charges                      (7,609,559)   (1,494,275)   (3,827,466)    (31,273,690)   (2,362,645)
                               -------------  ------------  ------------  --------------  ------------
   Net investment income
     (loss)                        7,282,679       (55,515)   (1,069,762)      7,367,957    (2,362,645)
   Net realized gain (loss)       27,026,652       518,668    16,206,582     190,744,664    10,441,828
   Capital gain distribution
     from mutual funds                    --    11,212,284    12,627,185     264,609,325    15,835,848
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  82,413,833    16,871,234    69,060,225      (7,286,768)   31,477,079
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from operations         116,723,164    28,546,671    96,824,230     455,435,178    55,392,110
                               -------------  ------------  ------------  --------------  ------------
From contract transactions:
   Payments received from
     contract owners              38,051,280     9,061,267     9,184,185     143,206,015     6,223,523
   Payments for contract
     benefits or terminations    (73,022,256)  (14,934,913)  (30,137,356)   (282,836,966)  (18,343,213)
   Transfers between
     sub-accounts (including
     fixed account), net           1,925,860    (2,991,764)   (9,893,756)   (143,943,683)   (5,900,623)
   Contract maintenance
     charges                        (499,197)     (174,574)     (159,186)     (1,944,290)      (85,851)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (7,369)       10,441         4,455         (58,782)       (3,570)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets from contract
  transactions                   (33,551,682)   (9,029,543)  (31,001,658)   (285,577,706)  (18,109,734)
                               -------------  ------------  ------------  --------------  ------------
Increase (decrease) in net
  assets                          83,171,482    19,517,128    65,822,572     169,857,472    37,282,376
Net assets at beginning of
  period                         752,759,884   142,972,826   368,041,985   3,198,448,688   230,093,583
                               -------------  ------------  ------------  --------------  ------------
Net assets at end of period    $ 835,931,366  $162,489,954  $433,864,557  $3,368,306,160  $267,375,959
                               =============  ============  ============  ==============  ============
Beginning units                  581,021,306    60,196,973   207,313,236     163,461,466   110,264,905
Units issued                      25,848,090     3,361,148     1,909,853       3,809,990     2,909,520
Units redeemed                   (48,969,912)   (6,625,251)  (17,214,845)    (16,168,776)  (10,611,406)
                               -------------  ------------  ------------  --------------  ------------
Ending units                     557,899,484    56,932,870   192,008,244     151,102,680   102,563,019
                               =============  ============  ============  ==============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                     VALIC           VALIC
                                                      VALIC        Company I       Company I       VALIC         VALIC
                                                    Company I      Science &       Small Cap     Company I     Company I
                                                    Nasdaq-100     Technology     Aggressive     Small Cap     Small Cap
                                                    Index Fund        Fund        Growth Fund      Fund        Index Fund
                                                   ------------  --------------  ------------  ------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $  2,108,835  $           --  $         --  $    801,158  $   10,983,213
   Mortality and expense risk and
     administrative charges                          (4,240,941)    (12,507,259)   (1,457,623)   (3,051,926)    (11,229,178)
   Net investment income (loss)                      (2,132,106)    (12,507,259)   (1,457,623)   (2,250,768)       (245,965)
   Net realized gain (loss)                          24,168,614      78,308,499     3,792,804    17,490,468      62,692,372
   Capital gain distribution from mutual funds       18,328,336     109,200,578     3,728,022    49,022,262      62,167,430
   Change in unrealized appreciation
     (depreciation) of investments                  (46,975,238)   (197,914,548)  (20,840,869)  (87,829,807)   (263,230,850)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    (6,610,394)    (22,912,730)  (14,777,666)  (23,567,845)   (138,617,013)
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            30,648,485      35,556,712     9,572,270     5,177,229      66,749,120
   Payments for contract benefits or
     terminations                                   (39,403,582)    (96,511,708)  (12,841,398)  (27,281,805)    (89,796,196)
   Transfers between sub-accounts (including
     fixed account), net                              4,256,428      (9,855,484)   15,716,119   (11,059,285)     56,560,545
   Contract maintenance charges                        (137,288)       (305,304)      (50,719)      (96,549)       (509,838)
   Adjustments to net assets allocated to
     contracts in payout period                          (3,702)        (40,330)       (5,455)      (21,239)         19,325
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                       (4,639,659)    (71,156,114)   12,390,817   (33,281,649)     33,022,956
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   (11,250,053)    (94,068,844)   (2,386,849)  (56,849,494)   (105,594,057)
Net assets at beginning of period                   405,176,660   1,235,770,150   135,783,972   319,532,678   1,116,403,270
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $393,926,607  $1,141,701,306  $133,397,123  $262,683,184  $1,010,809,213
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     233,595,865     171,772,064    46,038,834    56,550,062     150,551,361
Units issued                                         17,564,301       4,585,986    11,220,075     1,491,104      18,408,042
Units redeemed                                      (20,306,178)    (13,384,211)   (7,396,501)   (7,091,286)    (14,710,788)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        230,853,988     162,973,839    49,862,408    50,949,880     154,248,615
                                                   ============  ==============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $  2,357,179  $           --  $         --  $    926,473  $   11,419,211
   Mortality and expense risk and
     administrative charges                          (3,463,894)    (10,395,980)   (1,114,493)   (3,013,477)    (10,260,780)
   Net investment income (loss)                      (1,106,715)    (10,395,980)   (1,114,493)   (2,087,004)      1,158,431
   Net realized gain (loss)                          15,685,203      53,248,312       (51,212)   21,133,696      67,144,856
   Capital gain distribution from mutual funds       14,708,913      74,072,170     4,916,202    24,055,230      54,497,443
   Change in unrealized appreciation
     (depreciation) of investments                   64,847,191     243,435,156    32,580,970    (2,872,641)     12,276,324
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    94,134,592     360,359,658    36,331,467    40,229,281     135,077,054
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            27,582,164      26,235,077     6,609,255     5,692,935      53,511,361
   Payments for contract benefits or
     terminations                                   (29,721,338)    (78,493,669)  (10,920,038)  (25,495,493)    (90,614,382)
   Transfers between sub-accounts (including
     fixed account), net                             14,305,907       7,648,471    (2,934,148)  (15,812,604)    (37,865,685)
   Contract maintenance charges                        (135,411)       (312,650)      (54,534)     (106,342)       (573,420)
   Adjustments to net assets allocated to
     contracts in payout period                          (3,932)        (41,623)          (30)        4,566          (5,327)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                       12,027,390     (44,964,394)   (7,299,495)  (35,716,938)    (75,547,453)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   106,161,982     315,395,264    29,031,972     4,512,343      59,529,601
Net assets at beginning of period                   299,014,678     920,374,886   106,752,000   315,020,335   1,056,873,669
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $405,176,660  $1,235,770,150  $135,783,972  $319,532,678  $1,116,403,270
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     225,863,789     179,094,645    49,417,602    63,357,719     161,282,233
Units issued                                         24,379,296       4,737,635     4,282,976       652,684       6,334,791
Units redeemed                                      (16,647,220)    (12,060,216)   (7,661,744)   (7,460,341)    (17,065,663)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        233,595,865     171,772,064    46,038,834    56,550,062     150,551,361
                                                   ============  ==============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                        VALIC                                                      VALIC
                                                      Company I        VALIC          VALIC                      Company II
                                                      Small Cap      Company I      Company I       VALIC        Aggressive
                                                    Special Values   Small Mid     Stock Index    Company I        Growth
                                                         Fund       Growth Fund       Fund        Value Fund   Lifestyle Fund
                                                    -------------- ------------  --------------  ------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                         $  2,824,653  $         --  $   74,460,796  $  1,348,818   $  8,053,192
   Mortality and expense risk and administrative
     charges                                           (2,186,956)   (1,123,893)    (44,196,927)     (825,553)    (5,717,316)
   Reimbursements of expenses                                  --            --              --            --      1,476,220
                                                     ------------  ------------  --------------  ------------   ------------
   Net investment income (loss)                           637,697    (1,123,893)     30,263,869       523,265      3,812,096
   Net realized gain (loss)                            18,976,609     6,775,086     278,761,207     8,569,492     12,273,948
   Capital gain distribution from mutual funds         17,577,696     4,229,754     162,997,206            --     20,198,246
   Change in unrealized appreciation
     (depreciation) of investments                    (70,748,671)  (16,031,181)   (709,054,069)  (17,677,560)   (89,900,861)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from operations     (33,556,669)   (6,150,234)   (237,031,787)   (8,584,803)   (53,616,571)
                                                     ------------  ------------  --------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              27,438,019     3,575,112     230,340,683     3,364,154     61,751,449
   Payments for contract benefits or terminations     (19,746,243)   (9,709,211)   (380,913,654)  (10,947,079)   (54,326,367)
   Transfers between sub-accounts (including
     fixed account), net                              (17,609,163)   (3,224,261)    (78,758,658)   (4,761,237)   (21,394,048)
   Contract maintenance charges                           (44,928)      (29,087)     (2,010,013)      (87,349)      (908,200)
   Adjustments to net assets allocated to
     contracts in payout period                             2,542          (203)         42,656            37            113
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         (9,959,773)   (9,387,650)   (231,298,986)  (12,431,474)   (14,877,053)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets                     (43,516,442)  (15,537,884)   (468,330,773)  (21,016,277)   (68,493,624)
Net assets at beginning of period                     235,467,713   116,510,136   4,581,664,951    92,102,037    597,400,403
                                                     ------------  ------------  --------------  ------------   ------------
Net assets at end of period                          $191,951,271  $100,972,252  $4,113,334,178  $ 71,085,760   $528,906,779
                                                     ============  ============  ==============  ============   ============
Beginning units                                       108,543,231    57,916,161     420,173,995    36,999,386    175,049,393
Units issued                                            9,966,258     1,194,499      22,060,294       643,511      7,778,726
Units redeemed                                        (15,398,781)   (5,595,142)    (42,860,890)   (5,621,256)   (12,023,378)
                                                     ------------  ------------  --------------  ------------   ------------
Ending units                                          103,110,708    53,515,518     399,373,399    32,021,641    170,804,741
                                                     ============  ============  ==============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $  2,404,450  $         --  $   63,278,383  $  1,562,991   $ 10,121,047
   Mortality and expense risk and administrative
     charges                                           (2,185,429)   (1,029,614)    (40,983,040)     (866,546)    (5,429,003)
   Reimbursements of expenses                                  --            --              --            --      1,401,028
                                                     ------------  ------------  --------------  ------------   ------------
   Net investment income (loss)                           219,021    (1,029,614)     22,295,343       696,445      6,093,072
   Net realized gain (loss)                            26,618,403     6,358,001     188,375,855     7,979,565     13,242,785
   Capital gain distribution from mutual funds         15,444,875     5,257,830     185,616,001            --     30,219,919
   Change in unrealized appreciation
     (depreciation) of investments                    (20,316,073)   14,834,323     399,354,603     3,463,767     31,203,020
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from operations      21,966,226    25,420,540     795,641,802    12,139,777     80,758,796
                                                     ------------  ------------  --------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               7,526,494     3,211,764     168,751,107     3,958,169     60,348,596
   Payments for contract benefits or terminations     (19,166,257)   (8,170,701)   (365,917,394)  (10,135,202)   (50,520,166)
   Transfers between sub-accounts (including
     fixed account), net                              (20,271,041)   (3,297,777)        138,620    (5,061,813)   (22,733,262)
   Contract maintenance charges                           (58,154)      (33,526)     (1,977,625)      (99,212)      (940,810)
   Adjustments to net assets allocated to
     contracts in payout period                             2,737          (258)       (269,508)           38            230
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                        (31,966,221)   (8,290,498)   (199,274,800)  (11,338,020)   (13,845,412)
                                                     ------------  ------------  --------------  ------------   ------------
Increase (decrease) in net assets                      (9,999,995)   17,130,042     596,367,002       801,757     66,913,384
Net assets at beginning of period                     245,467,708    99,380,094   3,985,297,949    91,300,280    530,487,019
                                                     ------------  ------------  --------------  ------------   ------------
Net assets at end of period                          $235,467,713  $116,510,136  $4,581,664,951  $ 92,102,037   $597,400,403
                                                     ============  ============  ==============  ============   ============
Beginning units                                       124,786,134    62,534,119     438,663,027    41,890,640    179,473,955
Units issued                                            5,280,978     2,424,214      17,619,164       861,524      7,763,661
Units redeemed                                        (21,523,881)   (7,042,172)    (36,108,196)   (5,752,778)   (12,188,223)
                                                     ------------  ------------  --------------  ------------   ------------
Ending units                                          108,543,231    57,916,161     420,173,995    36,999,386    175,049,393
                                                     ============  ============  ==============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                         VALIC         VALIC                         VALIC
                                                       Company II    Company II       VALIC        Company II      VALIC
                                                        Capital     Conservative    Company II     Government    Company II
                                                      Appreciation     Growth       Core Bond     Money Market   High Yield
                                                          Fund     Lifestyle Fund      Fund         II Fund      Bond Fund
                                                      ------------ -------------- --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $   187,538   $  7,587,260  $   25,616,428  $  1,553,104  $ 26,148,793
   Mortality and expense risk and administrative
     charges                                             (433,821)    (3,256,080)    (10,545,615)   (1,144,730)   (4,525,163)
   Reimbursements of expenses                             105,821        829,625       2,768,279       308,734     1,170,635
                                                      -----------   ------------  --------------  ------------  ------------
   Net investment income (loss)                          (140,462)     5,160,805      17,839,092       717,108    22,794,265
   Net realized gain (loss)                             3,472,311      1,066,756      (1,277,956)           --     1,864,321
   Capital gain distribution from mutual funds          2,008,774      1,912,195         393,724            --            --
   Change in unrealized appreciation
     (depreciation) of investments                     (5,361,266)   (30,440,195)    (45,310,377)           --   (42,283,810)
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations         (20,643)   (22,300,439)    (28,355,517)      717,108   (17,625,224)
                                                      -----------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners               2,107,529     38,462,557      96,164,837    25,579,629    28,547,789
   Payments for contract benefits or terminations      (4,439,724)   (44,749,725)   (102,867,351)  (16,104,130)  (52,278,091)
   Transfers between sub-accounts (including
     fixed account), net                                2,126,678     (6,385,423)    272,279,188   (17,111,906)  (17,128,123)
   Contract maintenance charges                           (55,473)      (212,040)       (511,836)      (41,545)     (239,085)
   Adjustments to net assets allocated to contracts
     in payout period                                          --        (28,320)            425           561           174
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                           (260,990)   (12,912,951)    265,065,263    (7,677,391)  (41,097,336)
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets                        (281,633)   (35,213,390)    236,709,746    (6,960,283)  (58,722,560)
Net assets at beginning of period                      41,498,943    339,604,862   1,023,246,404   123,795,829   495,903,122
                                                      -----------   ------------  --------------  ------------  ------------
Net assets at end of period                           $41,217,310   $304,391,472  $1,259,956,150  $116,835,546  $437,180,562
                                                      ===========   ============  ==============  ============  ============
Beginning units                                        19,345,424    113,512,838     497,723,255   101,543,860   173,436,602
Units issued                                            2,938,607     11,081,057     157,592,634    55,251,175    14,092,863
Units redeemed                                         (3,121,711)   (15,465,635)    (29,508,152)  (61,748,013)  (27,909,803)
                                                      -----------   ------------  --------------  ------------  ------------
Ending units                                           19,162,320    109,128,260     625,807,737    95,047,022   159,619,662
                                                      ===========   ============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $   183,078   $  8,520,714  $   23,581,876  $    423,998  $ 21,860,941
   Mortality and expense risk and administrative
     charges                                             (369,783)    (3,235,395)     (8,804,865)   (1,201,157)   (4,553,032)
   Reimbursements of expenses                              95,495        823,171       2,280,875       320,833     1,167,657
                                                      -----------   ------------  --------------  ------------  ------------
   Net investment income (loss)                           (91,210)     6,108,490      17,057,886      (456,326)   18,475,566
   Net realized gain (loss)                             3,281,523      1,723,301        (535,526)           (1)    2,627,552
   Capital gain distribution from mutual funds          3,424,509      2,801,801              --            --            --
   Change in unrealized appreciation
     (depreciation) of investments                      1,286,229     19,275,128      18,287,272             1    11,074,713
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations       7,901,051     29,908,720      34,809,632      (456,326)   32,177,831
                                                      -----------   ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners               1,736,181     34,464,509      67,221,973    38,319,550    28,180,613
   Payments for contract benefits or terminations      (4,410,366)   (38,973,212)    (99,102,107)  (12,020,795)  (47,831,735)
   Transfers between sub-accounts (including
     fixed account), net                                 (195,165)    (9,276,182)    128,077,190   (36,146,596)   34,393,791
   Contract maintenance charges                           (41,924)      (239,049)       (558,209)      (53,570)     (304,669)
   Adjustments to net assets allocated to contracts
     in payout period                                          --        (28,292)            431           556         2,766
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                         (2,911,274)   (14,052,226)     95,639,278    (9,900,855)   14,440,766
                                                      -----------   ------------  --------------  ------------  ------------
Increase (decrease) in net assets                       4,989,777     15,856,494     130,448,910   (10,357,181)   46,618,597
Net assets at beginning of period                      36,509,166    323,748,368     892,797,494   134,153,010   449,284,525
                                                      -----------   ------------  --------------  ------------  ------------
Net assets at end of period                           $41,498,943   $339,604,862  $1,023,246,404  $123,795,829  $495,903,122
                                                      ===========   ============  ==============  ============  ============
Beginning units                                        20,863,767    118,462,070     449,371,836   109,867,124   168,773,678
Units issued                                            1,575,305      7,244,970      86,132,160    37,432,250    23,708,349
Units redeemed                                         (3,093,648)   (12,194,202)    (37,780,741)  (45,755,514)  (19,045,425)
                                                      -----------   ------------  --------------  ------------  ------------
Ending units                                           19,345,424    113,512,838     497,723,255   101,543,860   173,436,602
                                                      ===========   ============  ==============  ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                       VALIC                                                     VALIC
                                                    Company II       VALIC          VALIC         VALIC        Company II
                                                   International   Company II    Company II    Company II       Moderate
                                                   Opportunities   Large Cap       Mid Cap    Mid Cap Value      Growth
                                                       Fund        Value Fund    Growth Fund      Fund       Lifestyle Fund
                                                   -------------  ------------  ------------  -------------  --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                       $   5,322,421  $  2,227,722  $    191,275  $   3,410,753  $  14,507,206
   Mortality and expense risk and administrative
     charges                                          (6,255,074)   (1,854,756)   (1,539,542)    (7,810,312)    (9,045,211)
   Reimbursements of expenses                          1,625,276       477,866       414,574      2,046,775      2,319,605
                                                   -------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                          692,623       850,832      (933,693)    (2,352,784)     7,781,600
   Net realized gain (loss)                           63,627,253    18,947,573     3,325,486     47,948,943     11,340,620
   Capital gain distribution from mutual funds                --     6,227,529    22,765,280     62,161,557     20,153,485
   Change in unrealized appreciation
     (depreciation) of investments                  (175,755,483)  (44,824,173)  (44,966,866)  (225,950,669)  (110,405,014)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations   (111,435,607)  (18,798,239)  (19,809,793)  (118,192,953)   (71,129,309)
                                                   -------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners             47,776,134    10,792,600    37,252,948     43,459,240    121,919,832
   Payments for contract benefits or
     terminations                                    (54,335,071)  (21,487,112)   (9,055,091)   (75,943,278)   (97,052,616)
   Transfers between sub-accounts (including
     fixed account), net                             (65,760,766)  (17,653,140)   31,706,137   (107,633,948)   (26,674,750)
   Contract maintenance charges                         (189,710)     (159,819)      (46,830)      (345,539)      (661,892)
   Adjustments to net assets allocated to
     contracts in payout period                              316            --          (645)          (117)         1,569
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions....................................   (72,509,097)  (28,507,471)   59,856,519   (140,463,642)    (2,467,857)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                   (183,944,704)  (47,305,710)   40,046,726   (258,656,595)   (73,597,166)
Net assets at beginning of period                    684,261,194   203,476,187   136,586,222    876,439,667    927,236,654
                                                   -------------  ------------  ------------  -------------  -------------
Net assets at end of period                        $ 500,316,490  $156,170,477  $176,632,948  $ 617,783,072  $ 853,639,488
                                                   =============  ============  ============  =============  =============
Beginning units                                      225,444,336    57,219,062    54,538,747    134,638,078    273,875,279
Units issued                                          20,837,463       980,174    26,503,717      4,595,909     17,100,121
Units redeemed                                       (44,756,792)   (8,973,149)   (5,591,820)   (26,195,331)   (17,815,876)
                                                   -------------  ------------  ------------  -------------  -------------
Ending units                                         201,525,007    49,226,087    75,450,644    113,038,656    273,159,524
                                                   =============  ============  ============  =============  =============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   7,785,119  $  2,694,685  $         --  $   5,134,038  $  18,748,269
   Mortality and expense risk and administrative
     charges                                          (5,721,794)   (2,006,790)   (1,115,808)    (8,596,692)    (8,583,976)
   Reimbursements of expenses                          1,476,197       501,279       287,017      2,244,712      2,198,948
                                                   -------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                        3,539,522     1,189,174      (828,791)    (1,217,942)    12,363,241
   Net realized gain (loss)                           34,877,999    25,667,014     1,105,823     93,841,738     24,017,146
   Capital gain distribution from mutual funds                --            --            --     53,380,854     34,528,625
   Change in unrealized appreciation
     (depreciation) of investments                   150,901,616       201,099    30,100,072    (30,111,030)    35,580,656
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations    189,319,137    27,057,287    30,377,104    115,893,620    106,489,668
                                                   -------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners             36,979,388    11,875,872     7,625,043     42,413,275    108,504,656
   Payments for contract benefits or
     terminations                                    (52,557,769)  (20,249,181)   (9,504,133)   (82,819,206)   (86,795,657)
   Transfers between sub-accounts (including
     fixed account), net                               6,624,360   (18,960,182)    7,483,771   (117,999,190)   (43,168,115)
   Contract maintenance charges                         (234,025)     (227,626)      (72,248)      (395,939)      (729,444)
   Adjustments to net assets allocated to
     contracts in payout period                            3,809            --          (265)           420            177
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                        (9,184,237)  (27,561,117)    5,532,168   (158,800,640)   (22,188,383)
                                                   -------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                    180,134,900      (503,830)   35,909,272    (42,907,020)    84,301,285
Net assets at beginning of period                    504,126,294   203,980,017   100,676,950    919,346,687    842,935,369
                                                   -------------  ------------  ------------  -------------  -------------
Net assets at end of period                        $ 684,261,194  $203,476,187  $136,586,222  $ 876,439,667  $ 927,236,654
                                                   =============  ============  ============  =============  =============
Beginning units                                      229,789,203    66,351,638    52,595,301    160,086,694    280,843,771
Units issued                                          20,207,245     5,804,949     6,322,849      1,372,977     15,548,867
Units redeemed                                       (24,552,112)  (14,937,525)   (4,379,403)   (26,821,593)   (22,517,359)
                                                   -------------  ------------  ------------  -------------  -------------
Ending units                                         225,444,336    57,219,062    54,538,747    134,638,078    273,875,279
                                                   =============  ============  ============  =============  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                                   Vanguard
                                                                                       VALIC                     LifeStrategy
                                                          VALIC         VALIC       Company II        VALIC      Conservative
                                                       Company II     Company II     Socially       Company II   Growth Fund
                                                        Small Cap     Small Cap     Responsible   Strategic Bond   Investor
                                                       Growth Fund    Value Fund       Fund            Fund         Shares
                                                      ------------  -------------  -------------  -------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                          $         --  $   3,280,775  $  11,884,157   $ 21,865,620  $  2,343,716
   Mortality and expense risk and administrative
     charges                                            (1,447,302)    (3,912,426)    (7,201,461)    (5,784,701)   (1,127,166)
   Reimbursements of expenses                              379,529      1,028,030      1,866,591      1,510,885            --
                                                      ------------  -------------  -------------   ------------  ------------
   Net investment income (loss)                         (1,067,773)       396,379      6,549,287     17,591,804     1,216,550
   Net realized gain (loss)                              8,442,800     13,224,888     81,001,742      8,779,019     1,695,951
   Capital gain distribution from mutual funds           4,746,277     28,691,869     13,565,278             --       950,793
   Change in unrealized appreciation
     (depreciation) of investments                     (24,153,386)  (104,304,867)  (136,105,456)   (52,448,926)   (7,702,326)
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from operations      (12,032,082)   (61,991,731)   (34,989,149)   (26,078,103)   (3,839,032)
                                                      ------------  -------------  -------------   ------------  ------------
From contract transactions:
   Payments received from contract owners               14,190,574     20,330,584     44,319,028     50,728,104    10,738,776
   Payments for contract benefits or terminations      (11,764,604)   (42,910,713)   (84,762,498)   (57,036,402)  (11,333,179)
   Transfers between sub-accounts (including
     fixed account), net                                26,910,335    (24,947,124)   (76,557,282)    24,933,451       835,548
   Contract maintenance charges                            (81,863)      (137,192)      (460,846)      (881,695)      (40,796)
   Adjustments to net assets allocated to contracts
     in payout period                                         (936)        (2,676)          (299)        (5,336)          486
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                          29,253,506    (47,667,121)  (117,461,897)    17,738,122       200,835
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets                       17,221,424   (109,658,852)  (152,451,046)    (8,339,981)   (3,638,197)
Net assets at beginning of period                      126,112,240    433,221,890    779,504,963    612,659,053    91,831,292
                                                      ------------  -------------  -------------   ------------  ------------
Net assets at end of period                           $143,333,664  $ 323,563,038  $ 627,053,917   $604,319,072  $ 88,193,095
                                                      ============  =============  =============   ============  ============
Beginning units                                         32,109,839     96,767,255    239,129,520    206,604,694    41,049,609
Units issued                                            14,548,144      8,841,563      3,565,628     25,862,157     4,959,237
Units redeemed                                          (8,205,670)   (19,385,310)   (37,654,532)   (21,212,663)   (4,883,321)
                                                      ------------  -------------  -------------   ------------  ------------
Ending units                                            38,452,313     86,223,508    205,040,616    211,254,188    41,125,525
                                                      ============  =============  =============   ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                          $         --  $   4,043,958  $  10,313,109   $ 21,806,791  $  1,993,589
   Mortality and expense risk and administrative
     charges                                              (952,336)    (4,244,715)    (7,357,767)    (5,741,382)   (1,072,828)
   Reimbursements of expenses                              247,454      1,111,779      1,905,120      1,478,183            --
                                                      ------------  -------------  -------------   ------------  ------------
   Net investment income (loss)                           (704,882)       911,022      4,860,462     17,543,592       920,761
   Net realized gain (loss)                              1,759,469     40,816,129     65,789,506      6,428,828     1,632,806
   Capital gain distribution from mutual funds           4,944,816     16,309,091     50,793,557             --       229,939
   Change in unrealized appreciation
     (depreciation) of investments                      27,250,618    (42,336,683)    17,286,983     10,911,551     5,343,553
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from operations       33,250,021     15,699,559    138,730,508     34,883,971     8,127,059
                                                      ------------  -------------  -------------   ------------  ------------
From contract transactions:
   Payments received from contract owners                4,581,560     22,656,754     46,129,024     35,011,639     9,299,418
   Payments for contract benefits or terminations       (8,011,517)   (42,236,989)   (72,507,900)   (59,032,792)   (9,950,143)
   Transfers between sub-accounts (including
     fixed account), net                                20,928,483    (64,971,419)   (66,470,374)    17,432,400    (2,666,238)
   Contract maintenance charges                            (70,715)      (176,391)      (468,180)      (895,711)      (43,789)
   Adjustments to net assets allocated to contracts
     in payout period                                         (851)        (3,982)          (525)        (3,503)          494
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                          17,426,960    (84,732,027)   (93,317,955)    (7,487,967)   (3,360,258)
                                                      ------------  -------------  -------------   ------------  ------------
Increase (decrease) in net assets                       50,676,981    (69,032,468)    45,412,553     27,396,004     4,766,801
Net assets at beginning of period                       75,435,259    502,254,358    734,092,410    585,263,049    87,064,491
                                                      ------------  -------------  -------------   ------------  ------------
Net assets at end of period                           $126,112,240  $ 433,221,890  $ 779,504,963   $612,659,053  $ 91,831,292
                                                      ============  =============  =============   ============  ============
Beginning units                                         27,036,435    116,675,370    268,366,950    210,077,767    42,667,897
Units issued                                             8,879,900      3,996,261      4,486,562      9,598,808     4,109,168
Units redeemed                                          (3,806,496)   (23,904,376)   (33,723,992)   (13,071,881)   (5,727,456)
                                                      ------------  -------------  -------------   ------------  ------------
Ending units                                            32,109,839     96,767,255    239,129,520    206,604,694    41,049,609
                                                      ============  =============  =============   ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                    Vanguard      Vanguard
                                                      Vanguard    LifeStrategy    Long-Term     Vanguard
                                                    LifeStrategy    Moderate     Investment-    Long-Term      Vanguard
                                                    Growth Fund   Growth Fund    Grade Fund   Treasury Fund   Wellington
                                                      Investor      Investor      Investor      Investor     Fund Investor
                                                       Shares        Shares        Shares        Shares         Shares
                                                    ------------  ------------  ------------  ------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                        $  5,694,440  $  6,057,187  $ 10,556,429  $  5,730,477  $   50,913,844
   Mortality and expense risk and administrative
     charges                                          (3,062,003)   (3,092,702)   (3,048,206)   (2,413,141)    (22,961,104)
   Reimbursements of expenses                                 --            --       630,901       501,976              --
                                                    ------------  ------------  ------------  ------------  --------------
   Net investment income (loss)                        2,632,437     2,964,485     8,139,124     3,819,312      27,952,740
   Net realized gain (loss)                            9,051,109    11,184,048    (6,585,268)   (1,331,648)     74,862,085
   Capital gain distribution from mutual funds         4,000,321     3,311,838       957,586            --     107,297,621
   Change in unrealized appreciation
     (depreciation) of investments                   (35,710,884)  (32,762,125)  (22,357,108)   (9,443,974)   (295,320,036)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    (20,027,017)  (15,301,754)  (19,845,666)   (6,956,310)    (85,207,590)
                                                    ------------  ------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             27,207,670    32,760,851    12,004,271     8,488,008     115,809,614
   Payments for contract benefits or terminations    (21,635,825)  (30,029,168)  (27,645,347)  (21,733,809)   (199,664,254)
   Transfers between sub-accounts (including
     fixed account), net                              (5,482,245)   (8,700,629)  (40,833,789)   (8,368,760)    (47,740,962)
   Contract maintenance charges                         (102,509)     (145,557)     (232,475)     (171,906)       (795,691)
   Adjustments to net assets allocated to
     contracts in payout period                             (811)           50           172         1,243      (1,371,622)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                           (13,720)   (6,114,453)  (56,707,168)  (21,785,224)   (133,762,915)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets                    (20,040,737)  (21,416,207)  (76,552,834)  (28,741,534)   (218,970,505)
Net assets at beginning of period                    250,146,680   255,132,358   290,216,586   222,624,818   1,988,511,026
                                                    ------------  ------------  ------------  ------------  --------------
Net assets at end of period                         $230,105,943  $233,716,151  $213,663,752  $193,883,284  $1,769,540,521
                                                    ============  ============  ============  ============  ==============
Beginning units                                       94,056,973   101,919,583    76,473,321    62,988,883     426,658,543
Units issued                                           6,609,538     8,360,037     7,059,677     2,607,540      13,263,495
Units redeemed                                        (6,619,828)  (10,860,493)  (23,210,733)   (9,119,102)    (39,884,735)
                                                    ------------  ------------  ------------  ------------  --------------
Ending units                                          94,046,683    99,419,127    60,322,265    56,477,321     400,037,303
                                                    ============  ============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $  5,203,591  $  5,395,079  $ 10,536,736  $  6,164,137  $   47,148,115
   Mortality and expense risk and administrative
     charges                                          (2,859,052)   (2,923,086)   (3,129,235)   (2,749,093)    (22,554,653)
   Reimbursements of expenses                                 --            --       650,440       573,063              --
                                                    ------------  ------------  ------------  ------------  --------------
   Net investment income (loss)                        2,344,539     2,471,993     8,057,941     3,988,107      24,593,462
   Net realized gain (loss)                           10,540,544     8,723,788    (1,766,656)       10,286      51,346,833
   Capital gain distribution from mutual funds           105,200       402,021     4,318,836            --      76,393,753
   Change in unrealized appreciation
     (depreciation) of investments                    25,349,542    19,080,075    16,142,256    12,735,613      86,786,052
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations     38,339,825    30,677,877    26,752,377    16,734,006     239,120,100
                                                    ------------  ------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             22,839,980    28,208,384    14,136,634     8,369,376     120,404,140
   Payments for contract benefits or terminations    (23,686,894)  (23,836,227)  (25,494,507)  (21,731,797)   (181,433,854)
   Transfers between sub-accounts (including
     fixed account), net                              (5,572,339)   (6,030,397)  (18,295,881)  (22,167,634)     (7,568,073)
   Contract maintenance charges                         (115,492)     (151,710)     (244,837)     (188,875)       (869,382)
   Adjustments to net assets allocated to
     contracts in payout period                           (2,485)           49           144         1,185         (88,757)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                        (6,537,230)   (1,809,901)  (29,898,447)  (35,717,745)    (69,555,926)
                                                    ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets                     31,802,595    28,867,976    (3,146,070)  (18,983,739)    169,564,174
Net assets at beginning of period                    218,344,085   226,264,382   293,362,656   241,608,557   1,818,946,852
                                                    ------------  ------------  ------------  ------------  --------------
Net assets at end of period                         $250,146,680  $255,132,358  $290,216,586  $222,624,818  $1,988,511,026
                                                    ============  ============  ============  ============  ==============
Beginning units                                       96,702,868   102,772,385    85,760,846    73,586,886     439,520,652
Units issued                                           5,956,007     8,162,204    11,066,249     1,655,833      14,334,419
Units redeemed                                        (8,601,902)   (9,015,006)  (20,353,774)  (12,253,836)    (27,196,528)
                                                    ------------  ------------  ------------  ------------  --------------
Ending units                                          94,056,973   101,919,583    76,473,321    62,988,883     426,658,543
                                                    ============  ============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                          Vanguard
                                                                         Windsor II
                                                                        Fund Investor
                                                                           Shares
                                                                       --------------
FOR THE YEAR ENDED DECEMBER 31, 2018
From operations:
   Dividends                                                           $   35,682,603
   Mortality and expense risk and administrative charges                  (20,603,310)
                                                                       --------------
   Net investment income (loss)                                            15,079,293
   Net realized gain (loss)                                               103,531,983
   Capital gain distribution from mutual funds                            117,451,854
   Change in unrealized appreciation (depreciation) of investments       (392,292,719)
                                                                       --------------
Increase (decrease) in net assets from operations                        (156,229,589)
                                                                       --------------
From contract transactions:
   Payments received from contract owners                                  61,692,565
   Payments for contract benefits or terminations                        (156,341,515)
   Transfers between sub-accounts (including fixed account), net          (73,660,993)
   Contract maintenance charges                                              (650,967)
   Adjustments to net assets allocated to contracts in payout period           (7,730)
                                                                       --------------
Increase (decrease) in net assets from contract transactions             (168,968,640)
                                                                       --------------
Increase (decrease) in net assets                                        (325,198,229)
Net assets at beginning of period                                       1,798,668,358
                                                                       --------------
Net assets at end of period                                            $1,473,470,129
                                                                       ==============
Beginning units                                                           397,426,878
Units issued                                                                2,768,011
Units redeemed                                                            (38,923,066)
                                                                       --------------
Ending units                                                              361,271,823
                                                                       ==============
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                           $   34,375,332
   Mortality and expense risk and administrative charges                  (20,674,577)
                                                                       --------------
   Net investment income (loss)                                            13,700,755
   Net realized gain (loss)                                                89,089,986
   Capital gain distribution from mutual funds                            107,248,697
   Change in unrealized appreciation (depreciation) of investments         39,725,680
                                                                       --------------
Increase (decrease) in net assets from operations                         249,765,118
                                                                       --------------
From contract transactions:
   Payments received from contract owners                                  64,436,914
   Payments for contract benefits or terminations                        (149,888,770)
   Transfers between sub-accounts (including fixed account), net          (59,624,768)
   Contract maintenance charges                                              (718,701)
   Adjustments to net assets allocated to contracts in payout period          (17,439)
                                                                       --------------
Increase (decrease) in net assets from contract transactions             (145,812,764)
                                                                       --------------
Increase (decrease) in net assets                                         103,952,354
Net assets at beginning of period                                       1,694,716,004
                                                                       --------------
Net assets at end of period                                            $1,798,668,358
                                                                       ==============
Beginning units                                                           431,195,785
Units issued                                                                2,973,713
Units redeemed                                                            (36,742,620)
                                                                       --------------
Ending units                                                              397,426,878
                                                                       ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                         Polaris Platinum Elite
Group Fixed and Variable Annuity
(GTS-VA)                                Portfolio Director
Group Unit Purchase (GUP)               Portfolio Director Freedom Advisor
IMPACT                                  Portfolio Director Group Unallocated VA
Independence Plus                       Potentia
Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company's captive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2018 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON FUNDS (AMERICAN BEACON)
American Beacon Bridgeway Large Cap     American Beacon Holland Large Cap
Growth Fund Investor Class/(b)/         Growth Fund Investor Class/(b)/

ANCHOR SERIES TRUST (AST)/(A)/
AST SA BlackRock Multi-Asset Income     AST SA Wellington Growth Portfolio
Portfolio Class 3                       Class 3/(d)/
AST SA PGI Asset Allocation Portfolio   AST SA Wellington Natural Resources
Class 3/(c)/                            Portfolio Class 3/(e)/
AST SA Wellington Capital Appreciation  AST SA Wellington Strategic
Portfolio Class 3                       Multi-Asset Portfolio Class 3/(f)/
AST SA Wellington Government and
Quality Bond Portfolio Class 3

ARIEL INVESTMENT TRUST (ARIEL)
Ariel Appreciation Fund Investor Class  Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds           FTVIP Templeton Global Asset
Allocation VIP Fund Class 2             Allocation Fund
FTVIP Franklin Income VIP Fund Class 2

GOLDMAN SACHS VARIABLE INSURANCE TRUST
(GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. American Franchise Fund    Invesco V.I. Comstock Fund Series II
Series II/(o)/
Invesco V. I. Balanced-Risk Commodity   Invesco V.I. Growth and Income Fund
Strategy Fund Class R5                  Series II

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT)
Lord Abbett Growth and Income
Portfolio Class VC

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust
Class

SEASONS SERIES TRUST (SST)/(A)/
SST SA Allocation Balanced Portfolio    SST SA Allocation Moderate Portfolio
Class 3                                 Class 3
SST SA Allocation Growth Portfolio      SST SA Putnam Asset Allocation
Class 3                                 Diversified Growth Portfolio Class 3
SST SA Allocation Moderate Growth       SST SA Wellington Real Return
Portfolio Class 3                       Portfolio Class 3

SUNAMERICA FUNDS/(A)/
SunAmerica 2020 High Watermark Fund
Class I/(g)/

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST SA AB Growth Portfolio Class 3     SAST SA JPMorgan Emerging Markets
                                        Portfolio Class 3
SAST SA AB Small & Mid Cap Value        SAST SA JPMorgan Equity-Income
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Asset            SAST SA JPMorgan Global Equities
Allocation Portfolio Class 3            Portfolio Class 3
SAST SA American Funds Global Growth    SAST SA JPMorgan MFS Core Bond
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Growth           SAST SA JPMorgan Mid-Cap Growth
Portfolio Class 3                       Portfolio Class 3
SAST SA American Funds Growth-Income    SAST SA Large Cap Growth Index
Portfolio Class 3                       Portfolio Class 3/(i)/
SAST SA American Funds VCP Managed      SAST SA Large Cap Index Portfolio
Asset Allocation Portfolio Class 3      Class 3/(m)/
SAST SA BlackRock VCP Global Multi      SAST SA Large Cap Value Index
Asset Portfolio Class 3                 Portfolio Class 3/(i)/
SAST SA Boston Company Capital Growth   SAST SA Legg Mason BW Large Cap Value
Portfolio Class 3/(s)/                  Portfolio Class 3
SAST SA Columbia Technology Portfolio   SAST SA Legg Mason Tactical
Class 3                                 Opportunities Class 3/(m)/
SAST SA DFA Ultra Short Bond Portfolio  SAST SA MFS Blue Chip Growth Portfolio
Class 3                                 Class 3
SAST SA Dogs of Wall Street Portfolio   SAST SA MFS Massachusetts Investors
Class 3                                 Trust Portfolio Class 3
SAST SA Emerging Markets Equity Index   SAST SA MFS Telecom Utility Portfolio
Portfolio Class 3/(i)/                  Class 3/(t)/
SAST SA Federated Corporate Bond        SAST SA MFS Total Return Portfolio
Portfolio Class 3                       Class 3/(u)/
SAST SA Fidelity Institutional AM(R)    SAST SA Mid Cap Index Portfolio
Real Estate Portfolio Class 3/(h)/      Class 3/(l)/
SAST SA Fixed Income Index Portfolio    SAST SA Morgan Stanley International
Class 3                                 Equities Portfolio Class 3
SAST SA Fixed Income Intermediate       SAST SA Oppenheimer Main Street Large
Index Portfolio Class 3                 Cap Portfolio Class 3
SAST SA Franklin Small Company Value    SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 3                       Portfolio Class 3
SAST SA Global Index Allocation 60-40   SAST SA PineBridge High-Yield Bond
Portfolio Class 3/(i)/                  Portfolio Class 3
SAST SA Global Index Allocation 75-25   SAST SA Putnam International Growth
Portfolio Class 3/(i)/                  and Income Portfolio Class 3
SAST SA Global Index Allocation 90-10   SAST SA Schroders VCP Global
Portfolio Class 3/(i)/                  Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond       SAST SA Small Cap Index Portfolio
Portfolio Class 3                       Class 3/(l)/
SAST SA Goldman Sachs Multi-Asset       SAST SA T. Rowe Price Asset Allocation
Insights Portfolio Class 3/(m)/         Growth Portfolio Class 3/(m)/
SAST SA Index Allocation 60-40          SAST SA T. Rowe Price VCP Balanced
Portfolio Class 3/(l)/                  Portfolio Class 3
SAST SA Index Allocation 80-20          SAST SA Templeton Foreign Value
Portfolio Class 3/(l)/                  Portfolio Class 3/(n)/
SAST SA Index Allocation 90-10          SAST SA VCP Dynamic Allocation
Portfolio Class 3/(l)/                  Portfolio Class 3
SAST SA International Index Portfolio   SAST SA VCP Dynamic Strategy Portfolio
Class 3/(l)/                            Class 3
SAST SA Invesco Growth Opportunities    SAST SA VCP Index Allocation Portfolio
Portfolio Class 3                       Class 3/(m)/
SAST SA Invesco VCP Equity-Income       SAST SA WellsCap Aggressive Growth
Portfolio Class 3/(j)/                  Portfolio Class 3
SAST SA Janus Focused Growth Portfolio  SAST SA WellsCap Fundamental Growth
Class 3                                 Portfolio Class 3/(o)(p)/
SAST SA JPMorgan Diversified Balanced
Portfolio Class 3/(k)/

T. ROWE PRICE RETIREMENT FUNDS, INC.
(T. ROWE PRICE)
T Rowe Price Retirement 2015 Advisor    T Rowe Price Retirement 2040 Advisor
Class                                   Class
T Rowe Price Retirement 2020 Advisor    T Rowe Price Retirement 2045 Advisor
Class                                   Class
T Rowe Price Retirement 2025 Advisor    T Rowe Price Retirement 2050 Advisor
Class                                   Class
T Rowe Price Retirement 2030 Advisor    T Rowe Price Retirement 2055 Advisor
Class                                   Class
T Rowe Price Retirement 2035 Advisor    T Rowe Price Retirement 2060 Advisor
Class                                   Class

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


VALIC COMPANY I/(Q)/
VALIC Company I Asset Allocation Fund   VALIC Company I International Equities
                                        Index Fund
VALIC Company I Blue Chip Growth Fund   VALIC Company I International
                                        Government Bond Fund
VALIC Company I Broad Cap Value Fund    VALIC Company I International Growth
                                        Fund
VALIC Company I Capital Conservation    VALIC Company I International Value
Fund                                    Fund/(r)/
VALIC Company I Core Equity Fund        VALIC Company I Large Cap Core Fund
VALIC Company I Dividend Value Fund     VALIC Company I Large Capital Growth
                                        Fund
VALIC Company I Dynamic Allocation Fund VALIC Company I Mid Cap Index Fund VALIC Company I Emerging Economies Fund VALIC Company I Mid Cap Strategic
                                        Growth Fund
VALIC Company I Global Real Estate Fund VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Social           VALIC Company I Science & Technology
Awareness Fund                          Fund
VALIC Company I Global Strategy Fund    VALIC Company I Small Cap Aggressive
                                        Growth Fund
VALIC Company I Government Money
Market I Fund                           VALIC Company I Small Cap Fund
VALIC Company I Government Securities
Fund                                    VALIC Company I Small Cap Index Fund
VALIC Company I Growth & Income Fund    VALIC Company I Small Cap Special
                                        Values Fund
VALIC Company I Growth Fund             VALIC Company I Small Mid Growth Fund
VALIC Company I Health Sciences Fund    VALIC Company I Stock Index Fund
VALIC Company I Inflation Protected
Fund                                    VALIC Company I Value Fund

VALIC COMPANY II/(Q)/
VALIC Company II Aggressive Growth
Lifestyle Fund                          VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                    VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth    VALIC Company II Moderate Growth
Lifestyle Fund                          Lifestyle Fund
VALIC Company II Core Bond Fund         VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund                          VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund   VALIC Company II Socially Responsible
                                        Fund
VALIC Company II International
Opportunities Fund                      VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

VANGUARD FUNDS (VANGUARD)
Vanguard LifeStrategy Conservative      Vanguard Long-Term Treasury Fund
Growth Fund Investor Shares             Investor Shares
Vanguard LifeStrategy Growth Fund       Vanguard Wellington Fund Investor
Investor Shares                         Shares
Vanguard LifeStrategy Moderate Growth   Vanguard Windsor II Fund Investor
Fund Investor Shares                    Shares
Vanguard Long-Term Investment-Grade
Fund Investor Shares

(a)These are affiliated investment companies. SunAmerica Asset Management
   Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b)The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to
   December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(c)Formerly AST AST SA Edge Asset Allocatio Portfolio.
(d)The AST SA Wellington Growth Portfolio, in operation for the period
   January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(e)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(f)Formerly AST SA Wellington Multi-Asset Income Portfolio.
(g)For the period January 1, 2017 to October 31, 2017 (cessation of operations).
(h)Formerly SAST SA Pyramis Real Estate Portfolio.
(i)For the period May 1, 2018 (commencement of operations) to December 31, 2018.
(j)Formerly SAST Invesco VCP Value Portfolio
(k)Formerly SAST SA JPMorgan Balanced Portfolio.
(l)For the period February 3, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(m)For the period October 9, 2017 (commencement of operations) to December 31, 2017 and January 1, 2018 to December 31, 2018.
(n)Formerly SAST SA Franklin Foreign Value Portfolio.
(o)These funds had no activity in the current year.
(p)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(q)These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I, and VALIC Company II, Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as the administrator to all funds in the VALIC
   Company I and II series, the investment sub-advisor to certain underlying mutual funds of each VALIC Company I and II series, and is the investment adviser to the mutual funds in the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(r)Formerly VALIC Company I Foreign Value Fund.
(s)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to
   October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(t)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2017 to December 31, 2017 and January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(u)Formerly SAST SA MFS Total Return Bond Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with
----------------
GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset
-----------
value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in
----------------------------------------
the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the
-----------------
contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the
------------
federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2018 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2018, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk
-------------------------------
charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

                                        Separate Account Annual
              Products                  Charges
              --------                  ------------------------
              Equity Director           1.60% - 2.10%

              GTS-VA                    0.85% on the first
                                        $10 million
                                        0.425% on the next
                                        $90 million
                                        0.21% on the excess over
                                        $100 million

              GUP                       1.00%

              IMPACT                    1.00%

              Independence Plus         1.00%

              Polaris Choice Elite      1.65% - 1.90%

              Polaris Platinum Elite    1.30% - 1.55% prior to
                                        May 1, 2017

              Polaris Platinum Elite    1.15% - 1.55% after
                                        May 1, 2017

              Portfolio Director        0.15% - 1.25%

              Portfolio Director Group
                Unallocated VA          0.00%

              Potentia                  1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

              Products                  Expense Limitations
              --------                  ------------------------
              GTS-VA                    0.6966% on the first
                                        $25,434,267
                                        0.50% on the next
                                        $74,565,733
                                        0.25% on the excess over
                                        $100 million

              GUP                       1.4157% on the first
                                        $359,065,787
                                        1.36% on the next
                                        $40,934,213
                                        1.32% on the excess over
                                        $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract
---------------------------
maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract
-----------------
withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or
--------------------------------------------------
their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products
-------------------------------
are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a
------------------
maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: The charges for the GMWB
---------------------------------------------------
riders are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

                                                          Annualized GMWB Charge for Contracts Issued:
                                         -------------------------------------------------------------------------------
  GMWB Rider            Products                 Before October 9, 2017               On or After October 9, 2017
   ----------    ----------------------- --------------------------------------- ---------------------------------------
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.20% for one covered person
Builder          Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.70% for two covered persons
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus             Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
Polaris Income   Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus Daily       Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
IncomeLock (1)   Portfolio Director      0.60% to 0.90% for one covered person
                 Equity Director         Not available for two covered persons   Not applicable
IncomeLock Plus  Portfolio Director      0.60% to 2.20% for one covered person
(2)              Equity Director         0.60% to 2.70% for two covered persons  Not applicable

(1)IncomeLock was not available to contracts issued after July 2, 2012.
(2)IncomeLock Plus was not available to contracts issued after January 2, 2017.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                         Cost of   Proceeds from
Sub-accounts                                                            Purchases      Sales
------------                                                           ----------- -------------
American Beacon Bridgeway Large Cap Growth Fund Investor Class         $ 9,587,804  $ 9,713,318
American Beacon Holland Large Cap Growth Fund Investor Class                   737       79,318
AST SA BlackRock Multi-Asset Income Portfolio Class 3                      656,931       70,443
AST SA PGI Asset Allocation Portfolio Class 3                               15,279        1,379
AST SA Wellington Capital Appreciation Portfolio Class 3                   458,896      205,551
AST SA Wellington Government and Quality Bond Portfolio Class 3            781,385      277,322
AST SA Wellington Growth Portfolio Class 3                                  69,320       53,204
AST SA Wellington Natural Resources Portfolio Class 3                        3,209       31,336
AST SA Wellington Strategic Multi-Asset Portfolio Class 3                  607,259       91,826
Ariel Appreciation Fund Investor Class                                  32,885,426   82,208,691
Ariel Fund Investor Class                                               46,373,770   54,659,895
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                    6,987          218
FTVIP Franklin Income VIP Fund Class 2                                     160,701       51,170
Goldman Sachs VIT Government Money Market Fund Service Class             1,196,307    1,148,523
Invesco V. I. Balanced-Risk Commodity Strategy Fund Class R5             3,921,526   48,243,081
Invesco V.I. Comstock Fund Series II                                       188,881       60,699
Invesco V.I. Growth and Income Fund Series II                              289,695       63,229
Lord Abbett Growth and Income Portfolio Class VC                            80,758        2,202
SST SA Allocation Balanced Portfolio Class 3                               652,320       36,880
SST SA Allocation Growth Portfolio Class 3                               2,350,351      216,133
SST SA Allocation Moderate Growth Portfolio Class 3                      1,805,260      151,434
SST SA Allocation Moderate Portfolio Class 3                             1,471,004      118,404
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3        992,903       88,439
SST SA Wellington Real Return Portfolio Class 3                            775,206      292,055
SAST SA AB Growth Portfolio Class 3                                      1,084,952       63,451
SAST SA AB Small & Mid Cap Value Portfolio Class 3                         494,843       49,621
SAST SA American Funds Asset Allocation Portfolio Class 3               16,615,788      502,758
SAST SA American Funds Global Growth Portfolio Class 3                   1,246,806       53,542
SAST SA American Funds Growth Portfolio Class 3                          2,008,352       84,011
SAST SA American Funds Growth-Income Portfolio Class 3                   2,324,108       72,831
SAST SA American Funds VCP Managed Asset Allocation Portfolio Class 3   18,116,062    2,555,936
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3               8,455,298    1,605,818
SAST SA Boston Company Capital Growth Portfolio Class 3                    234,092      620,995
SAST SA Columbia Technology Portfolio Class 3                              353,342       34,426
SAST SA DFA Ultra Short Bond Portfolio Class 3                             636,538      338,655
SAST SA Dogs of Wall Street Portfolio Class 3                              616,411      263,803
SAST SA Federated Corporate Bond Portfolio Class 3                         991,685      782,767
SAST SA Fidelity Institutional AM(R) Real Estate Portfolio Class 3          21,689       15,017
SAST SA Fixed Income Index Portfolio Class 3                               678,486       60,282
SAST SA Fixed Income Intermediate Index Portfolio Class 3                  209,277       18,861
SAST SA Franklin Small Company Value Portfolio Class 3                     168,507       23,380
SAST SA Global Index Allocation 60-40 Portfolio Class 3                    149,980          470
SAST SA Global Index Allocation 75-25 Portfolio Class 3                    438,090        7,957
SAST SA Global Index Allocation 90-10 Portfolio Class 3                  1,045,217      110,346
SAST SA Goldman Sachs Global Bond Portfolio Class 3                        616,781      395,666
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3               134,349        1,771
SAST SA Index Allocation 60-40 Portfolio Class 3                         1,864,714      142,667
SAST SA Index Allocation 80-20 Portfolio Class 3                         4,997,227      171,694
SAST SA Index Allocation 90-10 Portfolio Class 3                        20,196,398      868,823
SAST SA International Index Portfolio Class 3                              100,429        4,083
SAST SA Invesco Growth Opportunities Portfolio Class 3                      93,714        6,590
SAST SA Invesco VCP Equity-Income Portfolio Class 3                      5,977,252    1,203,001
SAST SA Janus Focused Growth Portfolio Class 3                              56,355       29,985
SAST SA JPMorgan Diversified Balanced Portfolio Class 3                    833,035       74,324
SAST SA JPMorgan Emerging Markets Portfolio Class 3                        181,292       19,552
SAST SA JPMorgan Equity-Income Portfolio Class 3                           203,207       80,875
SAST SA JPMorgan Global Equities Portfolio Class 3                          51,515          478
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                           989,543      458,117
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                          134,630       16,695
SAST SA Large Cap Growth Index Portfolio Class 3                             6,250           --

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                    Cost of   Proceeds from
Sub-accounts                                                       Purchases      Sales
------------                                                      ----------- -------------
SAST SA Large Cap Index Portfolio Class 3                             139,752        3,438
SAST SA Large Cap Value Index Portfolio Class 3                         7,378           15
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3               153,437       50,398
SAST SA Legg Mason Tactical Opportunities Class 3                     133,315       38,450
SAST SA MFS Blue Chip Growth Portfolio Class 3                        100,902       56,147
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3           238,861       82,465
SAST SA MFS Telecom Utility Portfolio Class 3                           6,662       38,348
SAST SA MFS Total Return Portfolio Class 3                            370,419       87,346
SAST SA Mid Cap Index Portfolio Class 3                               198,328        7,618
SAST SA Morgan Stanley International Equities Portfolio Class 3       140,824       45,737
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3           106,333       73,584
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3               8,485,950    1,290,003
SAST SA PineBridge High-Yield Bond Portfolio Class 3                  207,985       56,719
SAST SA Putnam International Growth and Income Portfolio Class 3       14,220       19,834
SAST SA Schroders VCP Global Allocation Portfolio Class 3           5,426,320      787,690
SAST SA Small Cap Index Portfolio Class 3                             227,601        8,235
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3       699,577       38,283
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3               10,588,209    1,566,533
SAST SA Templeton Foreign Value Portfolio Class 3                     185,748       25,216
SAST SA VCP Dynamic Allocation Portfolio Class 3                   20,153,709    3,147,754
SAST SA VCP Dynamic Strategy Portfolio Class 3                     17,064,474    2,500,168
SAST SA VCP Index Allocation Portfolio Class 3                      8,451,039       83,145
SAST SA WellsCap Aggressive Growth Portfolio Class 3                  210,927        8,729
SAST SA WellsCap Fundamental Growth Portfolio Class 3                  18,862       11,863
T Rowe Price Retirement 2015 Advisor Class                          6,135,660    2,568,716
T Rowe Price Retirement 2020 Advisor Class                         14,937,682    4,596,657
T Rowe Price Retirement 2025 Advisor Class                         16,488,027    2,901,775
T Rowe Price Retirement 2030 Advisor Class                         14,924,240    2,947,935
T Rowe Price Retirement 2035 Advisor Class                         10,807,908    1,886,948
T Rowe Price Retirement 2040 Advisor Class                         11,172,170    1,460,919
T Rowe Price Retirement 2045 Advisor Class                          7,852,611      830,366
T Rowe Price Retirement 2050 Advisor Class                          7,686,552      587,881
T Rowe Price Retirement 2055 Advisor Class                          3,170,120      451,097
T Rowe Price Retirement 2060 Advisor Class                          2,689,443      859,979
VALIC Company I Asset Allocation Fund                              31,343,629   34,197,681
VALIC Company I Blue Chip Growth Fund                              99,919,151   68,448,060
VALIC Company I Broad Cap Value Fund                                8,229,103   10,805,034
VALIC Company I Capital Conservation Fund                          36,814,398   36,602,474
VALIC Company I Core Equity Fund                                   23,852,227   28,060,387
VALIC Company I Dividend Value Fund                               246,590,740  176,067,121
VALIC Company I Dynamic Allocation Fund                            16,125,915   36,661,526
VALIC Company I Emerging Economies Fund                           133,721,220  161,545,863
VALIC Company I Global Real Estate Fund                            84,703,460   37,974,672
VALIC Company I Global Social Awareness Fund                       12,879,096   80,009,998
VALIC Company I Global Strategy Fund                               13,852,117   49,225,558
VALIC Company I Government Money Market I Fund                    118,938,403   90,640,628
VALIC Company I Government Securities Fund                         18,427,662   17,915,916
VALIC Company I Growth & Income Fund                               24,024,888   29,407,347
VALIC Company I Growth Fund                                       201,360,138  143,380,363
VALIC Company I Health Sciences Fund                              105,758,048   75,238,386
VALIC Company I Inflation Protected Fund                          180,710,820   35,960,143
VALIC Company I International Equities Index Fund                 203,361,337  437,886,415
VALIC Company I International Government Bond Fund                 28,474,804   71,698,977
VALIC Company I International Growth Fund                          62,421,551   55,338,260
VALIC Company I International Value Fund                           38,838,563  104,886,462
VALIC Company I Large Cap Core Fund                                13,349,261   23,524,568
VALIC Company I Large Capital Growth Fund                          26,886,113   43,132,659
VALIC Company I Mid Cap Index Fund                                465,609,821  403,713,626
VALIC Company I Mid Cap Strategic Growth Fund                      21,189,397   25,322,789
VALIC Company I Nasdaq-100 Index Fund                              51,824,693   40,253,113
VALIC Company I Science & Technology Fund                         135,881,553  110,321,567
VALIC Company I Small Cap Aggressive Growth Fund                   37,425,392   22,759,108
VALIC Company I Small Cap Fund                                     54,531,112   41,032,491
VALIC Company I Small Cap Index Fund                              207,943,714  112,941,287
VALIC Company I Small Cap Special Values Fund                      43,726,361   35,469,414
VALIC Company I Small Mid Growth Fund                               6,483,580   12,763,233
VALIC Company I Stock Index Fund                                  495,755,422  533,119,494
VALIC Company I Value Fund                                          2,803,394   14,700,730

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  Cost of   Proceeds from
Sub-accounts                                                     Purchases      Sales
------------                                                    ----------- -------------
VALIC Company II Aggressive Growth Lifestyle Fund                52,864,126   43,695,822
VALIC Company II Capital Appreciation Fund                        9,032,633    7,421,798
VALIC Company II Conservative Growth Lifestyle Fund              36,352,325   42,173,568
VALIC Company II Core Bond Fund                                 344,561,115   61,189,138
VALIC Company II Government Money Market II Fund                 69,030,424   75,988,680
VALIC Company II High Yield Bond Fund                            62,739,800   81,023,885
VALIC Company II International Opportunities Fund                60,376,092  132,170,584
VALIC Company II Large Cap Value Fund                            11,654,741   33,070,135
VALIC Company II Mid Cap Growth Fund                             97,023,544   15,330,630
VALIC Company II Mid Cap Value Fund                              91,646,839  172,269,548
VALIC Company II Moderate Growth Lifestyle Fund                  86,589,663   61,083,634
VALIC Company II Small Cap Growth Fund                           66,490,378   33,546,267
VALIC Company II Small Cap Value Fund                            69,876,391   88,445,142
VALIC Company II Socially Responsible Fund                       33,692,081  130,979,096
VALIC Company II Strategic Bond Fund                             98,905,240   63,511,587
Vanguard LifeStrategy Conservative Growth Fund Investor Shares   13,811,200   11,439,731
Vanguard LifeStrategy Growth Fund Investor Shares                25,690,273   19,059,893
Vanguard LifeStrategy Moderate Growth Fund Investor Shares       28,814,162   28,641,737
Vanguard Long-Term Investment-Grade Fund Investor Shares         36,369,468   83,963,494
Vanguard Long-Term Treasury Fund Investor Shares                 13,214,809   31,171,239
Vanguard Wellington Fund Investor Shares                        192,994,888  191,455,938
Vanguard Windsor II Fund Investor Shares                        161,222,467  197,606,152

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2018, follows:

                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
American Beacon Bridgeway Large
  Cap Growth Fund Investor Class     60,869,212             0.94      57,241,745        0.09        0.40   1.85    -7.71   -6.96
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3               84,845 11.10      11.35         958,252        6.57        1.15   1.55    -5.48   -5.10
AST SA PGI Asset Allocation
  Portfolio Class 3                       2,397 17.26      17.70          41,659        2.68        1.15   1.30    -6.00   -5.86
AST SA Wellington Capital
  Appreciation Portfolio Class 3         42,219 28.21      31.09       1,267,646        0.00        1.15   1.90    -2.86   -2.13
AST SA Wellington Government and
  Quality Bond Portfolio Class 3        217,264 11.46      12.54       2,654,685        2.02        1.15   1.90    -2.10   -1.35
AST SA Wellington Growth Portfolio
  Class 3                                    -- 19.46      19.93              --        3.37        1.30   1.55     5.06    5.27
AST SA Wellington Natural
  Resources Portfolio Class 3                --  9.61       9.86              --        4.02        1.30   1.55     3.38    3.59
AST SA Wellington Strategic Multi-
  Asset Portfolio Class 3                57,254 10.28      10.37         593,223        1.95        1.15   1.55    -9.23   -8.87
Ariel Appreciation Fund Investor
  Class                              80,852,269  1.58       1.88     256,887,178        0.89        0.40   1.85   -15.58  -14.34
Ariel Fund Investor Class           104,627,173  1.64       1.80     350,016,041        0.93        0.40   1.85   -15.26  -14.02
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2               731 12.98      13.20           9,518        1.98        1.15   1.30   -10.82  -10.69
FTVIP Franklin Income VIP Fund
  Class 2                                53,392 13.94      14.72         876,990        5.35        1.15   1.65    -5.88   -5.40
Goldman Sachs VIT Government Money
  Market Fund Service Class              30,319  9.79       9.89         298,497        2.24        1.15   1.55    -0.09    0.32
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5  234,224,055  0.55       0.61     137,365,267        0.22        0.40   1.85   -13.58  -12.31
Invesco V.I. Comstock Fund Series
  II                                     60,912 15.70      17.17       1,008,813        1.53        1.15   1.90   -14.03  -13.37
Invesco V.I. Growth and Income
  Fund Series II                         72,603 15.68      16.76       1,202,823        1.94        1.30   1.90   -15.23  -14.71
Lord Abbett Growth and Income
  Portfolio Class VC                     11,248 14.72      15.50         184,486        1.80        1.15   1.55    -9.57   -9.20
SST SA Allocation Balanced
  Portfolio Class 3                      95,373 14.55      15.30       1,408,234        5.50        1.15   1.55    -5.43   -5.05
SST SA Allocation Growth Portfolio
  Class 3                               187,555 15.58      16.41       3,023,874        4.92        1.15   1.55    -8.63   -8.27
SST SA Allocation Moderate Growth
  Portfolio Class 3                     167,186 14.63      15.62       2,524,310        5.81        1.15   1.65    -7.48   -7.01
SST SA Allocation Moderate
  Portfolio Class 3                     197,036 14.86      15.65       2,994,037        4.90        1.15   1.55    -6.43   -6.05
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio
  Class 3                               111,204 10.89      10.99       1,221,197        2.61        1.15   1.55   -10.18   -9.81
SST SA Wellington Real Return
  Portfolio Class 3                     140,655 10.75      11.68       1,604,289        4.03        1.15   1.90    -2.09   -1.35
SAST SA AB Growth Portfolio Class 3      49,051 24.01      26.41       1,253,539        0.00        1.15   1.90     0.13    0.88
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                      37,544 18.74      20.51         745,809        0.40        1.15   1.90   -16.93  -16.30
SAST SA American Funds Asset
  Allocation Portfolio Class 3        1,443,527 16.35      17.38      24,717,992        3.42        1.15   1.65    -6.44   -5.97
SAST SA American Funds Global
  Growth Portfolio Class 3               85,656 17.79      19.48       1,612,180        1.49        1.15   1.90   -10.99  -10.32
SAST SA American Funds Growth
  Portfolio Class 3                      98,686 20.24      22.14       2,108,423        1.30        1.15   1.90    -2.40   -1.67
SAST SA American Funds Growth-
  Income Portfolio Class 3              162,174 18.75      19.93       3,138,200        3.23        1.15   1.65    -3.66   -3.18
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio
  Class 3                             3,491,629 12.88      13.29      46,027,384        1.78        1.15   1.65    -6.69   -6.22
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3             2,288,575 10.59      10.75      24,504,957        1.20        1.15   1.65    -7.30   -6.84
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   -- 19.63      21.04              --        0.26        1.30   1.90    12.59   13.13
SAST SA Columbia Technology
  Portfolio Class 3                      16,285 23.85      25.03         397,262        0.00        1.15   1.55    -9.76   -9.40
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                      89,646  8.55       9.10         806,132        1.06        1.15   1.65    -0.43    0.07
SAST SA Dogs of Wall Street
  Portfolio Class 3                      78,312 23.87      26.06       1,987,793        2.36        1.15   1.90    -2.44   -1.70
SAST SA Federated Corporate Bond
  Portfolio Class 3                     181,803 15.86      17.38       3,078,379        4.15        1.15   1.90    -4.90   -4.18
SAST SA Fidelity Institutional
  AM(R) Real Estate Portfolio
  Class 3                                 7,210 11.79      12.09          86,373        2.31        1.30   1.55    -8.19   -7.96
SAST SA Fixed Income Index
  Portfolio Class 3                      66,202  9.80       9.82         649,206        5.63        1.15   1.30    -2.16   -2.02
SAST SA Fixed Income Intermediate
  Index Portfolio Class 3                19,301  9.82       9.84         189,717        2.07        1.15   1.30    -0.97   -0.83
SAST SA Franklin Small Company
  Value Portfolio Class 3                21,772 15.80      17.28         363,633        0.86        1.15   1.90   -14.65  -14.01
SAST SA Global Index Allocation
  60-40 Portfolio Class 3                15,315  9.32       9.35         142,933        2.77        1.15   1.55    -6.78   -6.53
SAST SA Global Index Allocation
  75-25 Portfolio Class 3                42,213  9.14       9.16         386,354        2.74        1.15   1.55    -8.65   -8.40
SAST SA Global Index Allocation
  90-10 Portfolio Class 3                93,570  8.93       8.96         837,909        2.65        1.15   1.55   -10.66  -10.42
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                     137,340 11.38      12.44       1,668,747        4.09        1.15   1.90    -4.56   -3.83
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3             14,683  9.27       9.31         136,695        1.66        1.15   1.55    -9.94   -9.58
SAST SA Index Allocation 60-40
  Portfolio Class 3                     190,847 10.27      10.35       1,972,231        4.86        1.15   1.55    -6.35   -5.97
SAST SA Index Allocation 80-20
  Portfolio Class 3                     554,493 10.34      10.42       5,768,462        4.81        1.15   1.55    -8.21   -7.84
SAST SA Index Allocation 90-10
  Portfolio Class 3                   2,173,097 10.39      10.47      22,722,729        4.94        1.15   1.55    -9.12   -8.75
SAST SA International Index
  Portfolio Class 3                      10,230  8.73       8.75          89,535        3.58        1.30   1.55   -15.59  -15.37
SAST SA Invesco Growth
  Opportunities Portfolio Class 3         6,039 20.24      21.25         123,918        0.00        1.15   1.55    -6.48   -6.11
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                   1,594,555 11.69      11.96      18,930,708        2.82        1.15   1.55   -11.56  -11.20
SAST SA Janus Focused Growth
  Portfolio Class 3                      17,461 19.00      20.87         351,431        0.00        1.15   1.90    -0.87   -0.12
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3             94,608 16.23      17.00       1,588,947        1.68        1.15   1.55    -9.39   -9.02
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                      33,321 10.20      11.20         360,497        2.56        1.15   1.90   -21.09  -20.50
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                      68,443 17.73      19.48       1,280,047        1.99        1.15   1.90    -6.49   -5.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                       3,244 13.31      13.66          43,291        2.89        1.30   1.55   -12.68  -12.46
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                     274,751 13.09      14.39       3,831,021        2.45        1.15   1.90    -2.58   -1.84
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                       9,913 22.74      24.16         230,844        0.00        1.15   1.65    -6.68   -6.21

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
SAST SA Large Cap Growth Index
  Portfolio Class 3                         653             9.57            6,250       0.00               1.55            -4.34
SAST SA Large Cap Index Portfolio
  Class 3                                12,567  9.80       9.84          123,447       5.61        1.30   1.55    -6.45   -6.22
SAST SA Large Cap Value Index
  Portfolio Class 3                         717             9.29            6,659       1.40               1.30            -7.09
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                46,645 16.23      17.33          798,527       1.51        1.30   1.90   -10.58  -10.04
SAST SA Legg Mason Tactical
  Opportunities Class 3                  11,891  9.51       9.56          113,623       1.88        1.15   1.55    -7.42   -7.04
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                      32,938 18.57      20.49          649,578       0.16        1.15   1.90    -7.27   -6.57
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3      61,293 19.00      20.87        1,236,852       0.59        1.15   1.90    -7.43   -6.72
SAST SA MFS Telecom Utility
  Portfolio Class 3                          --            19.96               --       4.34               1.30             2.59
SAST SA MFS Total Return Portfolio
  Class 3                                54,826 15.32      16.09          867,015       2.19        1.15   1.55    -7.45   -7.07
SAST SA Mid Cap Index Portfolio
  Class 3                                19,785  9.06       9.09          179,828       1.31        1.30   1.55   -13.22  -13.00
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                66,183  9.70      10.39          679,245       1.08        1.30   1.90   -15.76  -15.25
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3            52,694 16.91      18.55          946,281       0.91        1.15   1.90    -9.86   -9.18
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3          1,901,937 11.71      12.05       22,730,769       3.10        1.15   1.65    -8.70   -8.24
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                      46,106 14.29      15.77          702,275       7.44        1.15   1.90    -5.87   -5.16
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                                11,624  8.30       8.64           99,729       2.75        1.30   1.65   -19.17  -18.89
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3        1,378,326 10.79      10.92       14,995,909       2.28        1.15   1.55   -10.43  -10.06
SAST SA Small Cap Index Portfolio
  Class 3                                20,974  8.80       8.83          185,063       0.97        1.30   1.55   -13.25  -13.03
SAST SA T. Rowe Price Asset
  Allocation Growth Portfolio
  Class 3                                65,641  9.57       9.59          629,258       1.40        1.15   1.30    -6.96   -6.81
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                   2,194,174 11.28      11.45       25,024,929       2.81        1.15   1.65    -8.63   -8.17
SAST SA Templeton Foreign Value
  Portfolio Class 3                      55,686  9.50      10.40          559,006       4.99        1.15   1.90   -17.94  -17.32
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                   4,775,221 12.66      13.34       63,086,048       4.04        1.15   1.90    -8.59   -7.89
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                   4,165,149 12.42      13.05       53,850,121       4.23        1.15   1.90    -8.94   -8.25
SAST SA VCP Index Allocation
  Portfolio Class 3                     815,049  9.47       9.51        7,745,940       4.93        1.15   1.55    -8.86   -8.49
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                      14,942 15.21      16.11          230,325       0.00        1.15   1.55    -8.46   -8.09
T Rowe Price Retirement 2015
  Advisor Class                       9,280,225  1.10       1.13       10,207,156       2.19        0.40   1.00    -5.34   -4.77
T Rowe Price Retirement 2020
  Advisor Class                      25,200,911  1.12       1.14       28,121,762       2.07        0.40   1.00    -6.15   -5.58
T Rowe Price Retirement 2025
  Advisor Class                      26,008,930  1.13       1.16       29,395,881       2.01        0.40   1.00    -6.77   -6.20
T Rowe Price Retirement 2030
  Advisor Class                      25,988,743  1.14       1.17       29,664,948       1.76        0.40   1.00    -7.47   -6.91
T Rowe Price Retirement 2035
  Advisor Class                      20,055,154  1.15       1.18       23,032,564       1.53        0.40   1.00    -8.10   -7.55
T Rowe Price Retirement 2040
  Advisor Class                      19,993,530  1.15       1.18       23,088,440       1.41        0.40   1.00    -8.42   -7.87
T Rowe Price Retirement 2045
  Advisor Class                      13,405,587  1.15       1.18       15,509,429       1.36        0.40   1.00    -8.70   -8.15
T Rowe Price Retirement 2050
  Advisor Class                      11,694,837  1.15       1.18       13,517,528       1.36        0.40   1.00    -8.76   -8.21
T Rowe Price Retirement 2055
  Advisor Class                       5,005,564  1.15       1.18        5,783,592       1.31        0.40   1.00    -8.79   -8.23
T Rowe Price Retirement 2060
  Advisor Class                       2,949,718  1.15       1.18        3,410,133       1.31        0.40   1.00    -8.77   -8.22
VALIC Company I Asset Allocation
  Fund                               18,369,939  1.33       1.57      143,374,206       1.64        0.40   1.85   -10.70   -9.38
VALIC Company I Blue Chip Growth
  Fund                              265,270,445  1.44       2.48      680,266,252       0.06        0.00   1.85     0.09    1.97
VALIC Company I Broad Cap Value
  Fund                               21,004,389             1.72       41,119,804       1.74        0.40   1.85   -13.04  -11.76
VALIC Company I Capital
  Conservation Fund                  41,178,080  1.06       1.37      151,892,365       2.04        0.40   1.85    -2.93   -1.50
VALIC Company I Core Equity Fund     53,956,824  1.70       1.84      219,365,992       1.16        0.40   1.85    -8.47   -7.13
VALIC Company I Dividend Value Fund 220,684,362  1.70       1.86      711,029,184       1.91        0.40   1.85   -10.67   -9.35
VALIC Company I Dynamic Allocation
  Fund                              162,080,959  1.22       1.34      208,197,000       1.36        0.40   1.85    -8.64   -7.30
VALIC Company I Emerging Economies
  Fund                              676,229,784  0.70       0.89      633,817,185       1.58        0.40   1.85   -20.82  -19.65
VALIC Company I Global Real Estate
  Fund                              225,115,274  1.33       1.49      317,471,945       3.81        0.40   1.85    -7.75   -6.40
VALIC Company I Global Social
  Awareness Fund                     52,724,451  1.45       1.58      334,161,388       1.83        0.40   1.85   -10.14   -8.82
VALIC Company I Global Strategy
  Fund                              171,661,237  1.27       1.49      331,626,256       0.00        0.40   1.85    -9.98   -8.66
VALIC Company I Government Money
  Market I Fund                     165,491,511  0.88       1.00      326,741,596       1.28        0.40   1.85    -0.55    0.91
VALIC Company I Government
  Securities Fund                    29,661,020  1.04       1.30      101,875,427       2.69        0.40   1.85    -1.34    0.11
VALIC Company I Growth & Income
  Fund                               24,676,192  1.64       1.79      105,507,598       0.97        0.40   1.85    -7.52   -6.17
VALIC Company I Growth Fund         506,233,283  1.96       2.08    1,130,204,874       0.58        0.40   1.85    -4.56   -3.16
VALIC Company I Health Sciences
  Fund                              137,982,912  3.24       3.82      706,850,292       0.00        0.40   1.85    -0.90    0.56
VALIC Company I Inflation
  Protected Fund                    459,866,794  1.01       1.03      595,375,939       1.70        0.00   1.85    -4.03   -2.22
VALIC Company I International
  Equities Index Fund               478,200,717  0.87       1.06      911,617,487       2.19        0.40   1.85   -15.33  -14.09
VALIC Company I International
  Government Bond Fund               41,596,081  0.98       1.31      124,581,902       1.05        0.40   1.85    -4.90   -3.50
VALIC Company I International
  Growth Fund                       128,742,665  1.14       1.24      391,328,381       1.36        0.40   1.85    -9.81   -8.49
VALIC Company I International
  Value Fund                        507,208,049  0.89       0.99      618,032,802       2.10        0.00   1.85   -19.33  -17.81
VALIC Company I Large Cap Core Fund  50,661,879  1.94       2.21      130,684,233       1.08        0.40   1.85   -10.43   -9.11
VALIC Company I Large Capital
  Growth Fund                       177,173,043  1.83       1.84      399,163,790       0.62        0.40   1.85    -1.14    0.31
VALIC Company I Mid Cap Index Fund  144,874,750  1.75       2.02    2,818,657,192       1.15        0.40   1.85   -13.07  -11.79
VALIC Company I Mid Cap Strategic
  Growth Fund                        97,574,698  1.61       1.66      239,948,647       0.09        0.40   1.85    -6.48   -5.11
VALIC Company I Nasdaq-100 Index
  Fund                              230,853,988  2.60       2.87      393,926,607       0.53        0.40   1.85    -2.46   -1.03
VALIC Company I Science &
  Technology Fund                   162,973,839  2.39       2.68    1,141,701,306       0.00        0.40   1.85    -3.30   -1.88
VALIC Company I Small Cap
  Aggressive Growth Fund             49,862,408  1.91       2.28      133,397,123       0.00        0.40   1.85   -10.05   -8.72
VALIC Company I Small Cap Fund       50,949,880  1.68       1.87      262,683,184       0.28        0.40   1.85    -9.48   -8.15
VALIC Company I Small Cap Index
  Fund                              154,248,615  1.64       1.79    1,010,809,213       1.03        0.40   1.85   -12.86  -11.58
VALIC Company I Small Cap Special
  Values Fund                       103,110,708  1.67       1.75      191,951,271       1.32        0.40   1.85   -15.26  -14.02

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                December 31, 2018                      For the Year Ended December 31, 2018
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
VALIC Company I Small Mid Growth
  Fund                               53,515,518  1.66       1.79      100,972,252       0.00        0.40   1.85    -7.04   -5.68
VALIC Company I Stock Index Fund    399,373,399  1.98      93.84    4,113,334,178       1.71        0.33   1.85    -6.47   -5.03
VALIC Company I Value Fund           32,021,641  1.51       1.64       71,085,760       1.65        0.40   1.85   -11.54  -10.24
VALIC Company II Aggressive Growth
  Lifestyle Fund                    170,804,741  1.47       1.57      528,906,779       1.43        0.15   1.60   -10.06   -8.73
VALIC Company II Capital
  Appreciation Fund                  19,162,320  1.88       2.03       41,217,310       0.45        0.15   1.60    -0.58    0.88
VALIC Company II Conservative
  Growth Lifestyle Fund             109,128,260  1.26       1.54      304,391,472       2.36        0.15   1.60    -7.55   -6.20
VALIC Company II Core Bond Fund     625,807,737  1.04       1.10    1,259,956,150       2.24        0.00   1.60    -3.60   -2.04
VALIC Company II Government Money
  Market II Fund                     95,047,022  0.89       1.03      116,835,546       1.29        0.15   1.60    -0.34    1.12
VALIC Company II High Yield Bond
  Fund                              159,619,662  1.28       1.58      437,180,562       5.60        0.15   1.60    -4.77   -3.38
VALIC Company II International
  Opportunities Fund                201,525,007  1.08       1.23      500,316,490       0.90        0.15   1.60   -18.82  -17.62
VALIC Company II Large Cap Value
  Fund                               49,226,087  1.49       1.74      156,170,477       1.24        0.15   1.60   -11.56  -10.26
VALIC Company II Mid Cap Growth
  Fund                               75,450,644             1.57      176,632,948       0.12        0.15   1.60    -8.89   -7.55
VALIC Company II Mid Cap Value Fund 113,038,656  1.53       1.63      617,783,072       0.46        0.15   1.60   -16.38  -15.15
VALIC Company II Moderate Growth
  Lifestyle Fund                    273,159,524  1.40       1.62      853,639,488       1.63        0.15   1.60    -8.48   -7.14
VALIC Company II Small Cap Growth
  Fund                               38,452,313  2.01       2.15      143,333,664       0.00        0.15   1.60    -6.18   -4.80
VALIC Company II Small Cap Value
  Fund                               86,223,508  1.45       1.63      323,563,038       0.87        0.15   1.60   -16.92  -15.70
VALIC Company II Socially
  Responsible Fund                  205,040,616  1.24       2.06      627,053,917       1.69        0.00   1.60    -6.72   -5.20
VALIC Company II Strategic Bond
  Fund                              211,254,188  1.18       1.57      604,319,072       3.59        0.15   1.60    -5.08   -3.68
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        41,125,525  1.25       1.42       88,193,095       2.60        0.65   2.10    -4.98   -3.59
Vanguard LifeStrategy Growth Fund
  Investor Shares                    94,046,683  1.45       1.46      230,105,943       2.37        0.65   2.10    -8.85   -7.51
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        99,419,127  1.36       1.46      233,716,151       2.48        0.65   2.10    -6.90   -5.53
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         60,322,265  1.39       1.92      213,663,752       4.19        0.40   1.85    -7.68   -6.32
Vanguard Long-Term Treasury Fund
  Investor Shares                    56,477,321  1.33       1.81      193,883,284       2.75        0.40   1.85    -3.71   -2.29
Vanguard Wellington Fund Investor
  Shares                            400,037,303  1.20       1.60    1,769,540,521       2.71        0.00   2.10    -5.44   -3.42
Vanguard Windsor II Fund Investor
  Shares                            361,271,823  1.57       1.73    1,473,470,129       2.18        0.65   2.10   -10.49   -9.18

                                                December 31, 2017                       For the Year Ended December 31 2017
                                    ----------------------------------------------  -------------------------------------------
                                                                                                      Expense         Total
                                                Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net           Income      -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  -------------  ------ ------- ------  -------
American Beacon Bridgeway Large
  Cap Growth Fund Investor Class     65,555,598             1.01       66,441,706       0.00        0.40   1.85     1.33    1.38
American Beacon Holland Large Cap
  Growth Fund Investor Class             30,239  1.32       2.27           78,594       0.07        0.80   1.00    21.60   25.49
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3               38,503 11.74      11.96          457,385       3.02        1.15   1.55     4.52   19.61
AST SA PGI Asset Allocation
  Portfolio Class 3                       1,804            18.36           33,128       2.38               1.30            12.01
AST SA Wellington Capital
  Appreciation Portfolio Class 3         36,697 29.04      31.04        1,128,049       0.00        1.30   1.90    29.96   30.74
AST SA Wellington Government and
  Quality Bond Portfolio Class 3        177,337 11.46      12.71        2,195,706       1.53        1.15   1.90    -0.01   27.13
AST SA Wellington Growth Portfolio
  Class 3                                   331            18.52            6,122       0.72               1.55            17.65
AST SA Wellington Natural
  Resources Portfolio Class 3             2,950  9.30       9.52           27,938       2.85        1.30   1.55    13.01   13.30
AST SA Wellington Strategic Multi-
  Asset Portfolio Class 3                14,929 11.32      11.38          169,675       0.12        1.15   1.55    14.28   14.74
Ariel Appreciation Fund Investor
  Class                              98,592,900  1.87       2.20      371,011,142       0.76        0.40   1.85    13.00   14.64
Ariel Fund Investor Class           113,721,677  1.93       2.09      446,661,921       0.68        0.40   1.85    13.77   15.42
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2               283            14.55            4,124       2.62               1.30            10.54
FTVIP Franklin Income VIP Fund
  Class 2                                52,202 14.81      15.34          739,389       4.10        1.30   1.65     8.26   10.69
Goldman Sachs VIT Government Money
  Market Fund Service Class              25,497  9.80       9.86          250,713       0.79        1.15   1.55    -1.37   -1.03
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5  301,492,189  0.64       0.70      202,795,328       0.03        0.40   1.85     2.97    4.47
Invesco V.I. Comstock Fund Series
  II                                     59,903 18.26      19.39        1,148,183       2.04        1.30   1.90    15.37   16.06
Invesco V.I. Growth and Income
  Fund Series II                         67,621 18.50      19.65        1,314,135       1.36        1.30   1.90    11.90   12.57
Lord Abbett Growth and Income
  Portfolio Class VC                      8,155 16.28      16.63          124,750       1.46        1.30   1.55    15.06   15.41
SST SA Allocation Balanced
  Portfolio Class 3                      66,966 15.39      16.11        1,048,256       2.14        1.15   1.55     3.00    8.83
SST SA Allocation Growth Portfolio
  Class 3                                86,388 17.05      17.88        1,502,872       1.24        1.15   1.55     6.88   16.02
SST SA Allocation Moderate Growth
  Portfolio Class 3                      88,920 15.81      16.80        1,439,760       1.66        1.15   1.65     6.06   13.27
SST SA Allocation Moderate
  Portfolio Class 3                     136,804 15.88      16.66        2,211,165       2.00        1.15   1.55     5.07   11.55
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio
  Class 3                                41,090 12.13      12.19          500,336       1.48        1.15   1.55    17.65   18.12
SST SA Wellington Real Return
  Portfolio Class 3                     102,432 10.98      11.84        1,180,311       2.81        1.15   1.90     0.02   18.42
SunAmerica 2020 High Watermark
  Fund Class I                               --  1.14       1.20               --       0.00        0.85   1.25     1.57    1.91
SAST SA AB Growth Portfolio Class 3      13,868 24.72      25.65          355,077       0.00        1.30   1.65    29.52   29.97
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                      25,769 22.56      24.50          613,193       0.12        1.15   1.90     4.05   10.68
SAST SA American Funds Asset
  Allocation Portfolio Class 3          653,413 17.48      31.76       11,879,037       0.91        1.15   1.65     7.76   14.00
SAST SA American Funds Global
  Growth Portfolio Class 3               44,254 19.98      21.73          933,189       0.99        1.15   1.90     4.83   28.64
SAST SA American Funds Growth
  Portfolio Class 3                      42,455 20.74      22.51          928,454       0.44        1.15   1.90     2.26   25.54
SAST SA American Funds Growth-
  Income Portfolio Class 3               86,728 19.47      20.58        1,738,836       1.70        1.15   1.65     3.08   20.04
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio
  Class 3                             2,576,285 13.81      14.17       36,220,476       0.82        1.15   1.65     5.54   12.59
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3             1,843,729 11.43      11.54       21,210,431       0.01        1.15   1.65    10.21   10.76

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                    December 31, 2017                     For the Year Ended December 31 2017
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   29,288 17.44      18.60         538,798       0.09     1.30   1.90   21.17    21.89
SAST SA Columbia Technology
  Portfolio Class 3                           7,031 27.02      27.63         190,104       0.00     1.15   1.30   -3.88    33.11
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          56,923  8.59       9.10         505,905       0.03     1.15   1.65   -9.04    -1.18
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    74,886 24.47      26.08       1,938,614       2.25     1.30   1.90   16.30    17.00
SAST SA Federated Corporate Bond
  Portfolio Class 3                         176,949 16.11      18.13       3,117,512       4.51     1.15   1.90    1.06     6.05
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3               7,236 12.85      13.13          94,373       2.68     1.30   1.55    3.51     3.77
SAST SA Fixed Income Index Portfolio
  Class 3                                     4,255            10.02          42,630       0.00     1.15   1.30    0.16     0.20
SAST SA Franklin Small Company
  Value Portfolio Class 3                    16,956 18.51      20.10         330,857       0.39     1.15   1.90    1.81     7.49
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                         123,240 12.02      12.94       1,552,906       2.98     1.15   1.90    3.21    29.41
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                  1,461            10.30          15,048       0.00            1.15             2.99
SAST SA Index Allocation 60-40
  Portfolio Class 3                          39,466 10.97      11.01         433,934       0.45     1.15   1.55    9.67    10.06
SAST SA Index Allocation 80-20
  Portfolio Class 3                         142,179 11.27      11.31       1,606,337       0.97     1.15   1.55   12.69    13.09
SAST SA Index Allocation 90-10
  Portfolio Class 3                         563,893 11.44      11.48       6,466,080       1.02     1.15   1.55   14.37    14.78
SAST SA International Index Portfolio
  Class 3                                       880            10.34           9,104       0.00            1.30             3.44
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                           2,940 22.12      22.63          65,349       0.00     1.15   1.30    3.18    22.94
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                       1,291,189 13.22      13.47      17,272,557       0.98     1.15   1.55    8.30    34.68
SAST SA Janus Focused Growth
  Portfolio Class 3                          17,257 19.17      20.43         348,761       0.00     1.30   1.90   27.39    28.16
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3                 59,487 17.91      18.69       1,092,156       1.50     1.15   1.55    2.94    12.52
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                          20,297 12.93      13.77         277,098       1.88     1.30   1.90   39.26    40.10
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                          67,111 18.96      20.68       1,335,206       2.04     1.15   1.90    6.77    15.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                             319            15.61           4,978       2.18            1.30            22.43
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                         240,116 13.36      14.66       3,404,288       2.39     1.15   1.90    0.51     2.27
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                           6,478 24.37      25.76         160,286       0.00     1.15   1.65    2.07    27.21
SAST SA Large Cap Index Portfolio
  Class 3                                       347            10.49           3,642       0.00            1.30             4.87
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                    44,911 18.15      19.26         855,318       1.58     1.30   1.90   18.02    18.72
SAST SA Legg Mason Tactical
  Opportunities Class 3                       2,755            10.29          28,331       0.14            1.15             2.85
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                          32,737 20.03      21.93         693,096       0.49     1.15   1.90    7.08    24.34
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                    59,144 20.52      21.93       1,281,620       0.84     1.30   1.90   20.80    21.52
SAST SA MFS Telecom Utility Portfolio
  Class 3                                     1,893            19.46          36,825       2.42            1.30            13.24
SAST SA MFS Total Return Portfolio
  Class 3                                    41,469 16.92      17.32         703,882       2.65     1.15   1.30    4.92    10.50
SAST SA Mid Cap Index Portfolio
  Class 3                                     2,178            10.45          22,760       0.00            1.30             4.50
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                 58,849 11.52      12.26         714,257       1.00     1.30   1.90   22.40    23.13
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3                53,832 18.75      20.42       1,066,784       0.85     1.15   1.90    3.45    14.39
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3              1,633,718 12.83      13.13      21,292,596       0.19     1.15   1.65   14.29    31.28
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                          39,223 15.18      16.63         630,137       7.36     1.15   1.90   -0.07    10.84
SAST SA Putnam International Growth
  and Income Portfolio Class 3               12,185 10.27      10.65         128,806       1.35     1.30   1.65   22.16    22.58
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3            1,099,143 12.05      12.14      13,307,811       0.00     1.15   1.55   11.36    11.80
SAST SA Small Cap Index Portfolio
  Class 3                                       717            10.15           7,283       0.00            1.30             1.53
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                    2,485            10.29          25,568       0.26            1.30             2.88
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                       1,632,204 12.34      12.46      20,286,212       0.04     1.15   1.65   16.96    17.55
SAST SA Templeton Foreign Value
  Portfolio Class 3                          44,335 11.58      12.57         539,649       2.68     1.15   1.90   19.18    25.74
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                       4,224,848 13.85      14.48      60,636,054       1.17     1.15   1.90   10.94    17.70
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                       3,596,318 13.64      14.22      50,719,252       1.14     1.15   1.90    8.32    27.28
SAST SA VCP Index Allocation
  Portfolio Class 3                          31,649            10.39         328,875       0.32     1.15   1.30    3.91     3.95
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                           5,754 16.61      17.53          96,543       0.00     1.15   1.55    8.32    27.28
T Rowe Price Retirement 2015 Advisor
  Class                                   6,941,929  1.16       1.18       8,061,513       1.80     0.40   1.00   11.99    12.66
T Rowe Price Retirement 2020 Advisor
  Class                                  18,329,571  1.19       1.21      21,791,463       1.86     0.40   1.00   14.35    15.04
T Rowe Price Retirement 2025 Advisor
  Class                                  16,182,459  1.21       1.23      19,613,699       1.75     0.40   1.00   16.21    16.91
T Rowe Price Retirement 2030 Advisor
  Class                                  18,009,073  1.23       1.25      22,212,775       1.66     0.40   1.00   17.97    18.68
T Rowe Price Retirement 2035 Advisor
  Class                                  14,111,849  1.25       1.27      17,629,572       1.59     0.40   1.00   19.40    20.12
T Rowe Price Retirement 2040 Advisor
  Class                                  13,688,485  1.26       1.28      17,255,687       1.41     0.40   1.00   20.47    21.20
T Rowe Price Retirement 2045 Advisor
  Class                                   8,755,032  1.27       1.29      11,088,785       1.41     0.40   1.00   20.86    21.59
T Rowe Price Retirement 2050 Advisor
  Class                                   6,781,366  1.27       1.29       8,588,190       1.54     0.40   1.00   20.88    21.60
T Rowe Price Retirement 2055 Advisor
  Class                                   3,136,305  1.26       1.29       3,969,530       1.61     0.40   1.00   20.85    21.58
T Rowe Price Retirement 2060 Advisor
  Class                                   1,630,664             1.27       2,065,199       1.52     0.80   1.00   20.13    20.85
VALIC Company I Asset Allocation
  Fund                                   19,687,755  1.49       1.74     169,985,814       2.26     0.40   1.85   11.18    12.80
VALIC Company I Blue Chip Growth
  Fund                                  268,377,083  1.41       2.48     677,387,157       0.00     0.00   1.85   33.72    36.21
VALIC Company I Broad Cap Value
  Fund                                   23,917,635  1.94       1.98      53,146,967       1.37     0.40   1.85   15.98    17.67
VALIC Company I Capital Conservation
  Fund                                   41,760,249  1.09       1.39     157,163,167       2.21     0.40   1.85    1.62     3.10
VALIC Company I Core Equity Fund         59,147,729  1.84       2.01     260,339,105       1.06     0.40   1.85   18.82    20.55
VALIC Company I Dividend Value Fund     211,950,225  1.87       2.08     749,009,037       1.85     0.40   1.85   15.91    17.60
VALIC Company I Dynamic Allocation
  Fund                                  184,019,647  1.34       1.44     256,696,371       1.84     0.40   1.85   17.98    19.74
VALIC Company I Emerging Economies
  Fund                                  705,849,703  0.87       1.12     827,618,593       1.38     0.40   1.85   38.69    40.70
VALIC Company I Global Real Estate
  Fund                                  202,170,993  1.44       1.60     305,291,918       4.25     0.40   1.85   11.76    13.39
VALIC Company I Global Social
  Awareness Fund                         62,001,730  1.59       1.76     438,775,790       1.65     0.40   1.85   20.47    22.22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2017                     For the Year Ended December 31 2017
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Global Strategy
  Fund                               189,404,761  1.41       1.63      402,925,907      0.95     0.40   1.85   11.48    13.10
VALIC Company I Government Money
  Market I Fund                      151,958,592  0.88       1.00      298,449,002      0.37     0.40   1.85   -1.46    -0.02
VALIC Company I Government
  Securities Fund                     29,772,524  1.05       1.30      103,623,831      2.41     0.40   1.85    0.17     1.63
VALIC Company I Growth & Income
  Fund                                27,155,285  1.75       1.94      122,471,889      1.13     0.40   1.85   18.85    20.58
VALIC Company I Growth Fund          500,617,337  2.05       2.14    1,156,870,571      0.73     0.40   1.85   27.86    29.72
VALIC Company I Health Sciences
  Fund                               147,159,519  3.27       3.80      753,751,250      0.00     0.40   1.85   25.33    27.15
VALIC Company I Inflation Protected
  Fund                               356,598,447  1.05       1.06      475,521,264      0.24     0.00   1.85    2.94     4.86
VALIC Company I International
  Equities Index Fund                592,146,213  1.02       1.25    1,314,892,996      2.33     0.40   1.85   22.08    23.86
VALIC Company I International
  Government Bond Fund                56,030,138  1.03       1.36      175,219,643      0.00     0.40   1.85    6.13     7.67
VALIC Company I International
  Growth Fund                        128,589,034  1.24       1.37      429,090,653      1.41     0.40   1.85   25.30    27.12
VALIC Company I International Value
  Fund                               557,899,484  1.08       1.23      835,931,366      1.87     0.00   1.85   14.86    17.00
VALIC Company I Large Cap Core
  Fund                                56,932,870  2.16       2.43      162,489,954      0.94     0.40   1.85   19.22    20.95
VALIC Company I Large Capital
  Growth Fund                        192,008,244  1.83       1.86      433,864,557      0.69     0.40   1.85   26.20    28.03
VALIC Company I Mid Cap Index
  Fund                               151,102,680  2.01       2.29    3,368,306,160      1.18     0.40   1.85   13.79    15.45
VALIC Company I Mid Cap Strategic
  Growth Fund                        102,563,019  1.73       1.74      267,375,959      0.00     0.40   1.85   23.97    25.78
VALIC Company I Nasdaq-100 Index
  Fund                               233,595,865  2.66       2.90      405,176,660      0.67     0.40   1.85   29.87    31.76
VALIC Company I Science &
  Technology Fund                    171,772,064  2.47       2.73    1,235,770,150      0.00     0.40   1.85   38.74    40.75
VALIC Company I Small Cap
  Aggressive Growth Fund              46,038,834  2.13       2.50      135,783,972      0.00     0.40   1.85   35.36    37.33
VALIC Company I Small Cap Fund        56,550,062  1.86       2.04      319,532,678      0.29     0.40   1.85   12.62    14.26
VALIC Company I Small Cap Index
  Fund                               150,551,361  1.88       2.02    1,116,403,270      1.05     0.40   1.85   12.29    13.92
VALIC Company I Small Cap Special
  Values Fund                        108,543,231  1.97       2.26      235,467,713      1.00     0.60   1.85    9.22    10.58
VALIC Company I Small Mid Growth
  Fund                                57,916,161  1.79       1.90      116,510,136      0.00     0.40   1.85   25.43    27.25
VALIC Company I Stock Index Fund     420,173,995  2.12      98.82    4,581,664,951      1.48     0.33   1.85   19.20    21.02
VALIC Company I Value Fund            36,999,386  1.69       1.86       92,102,037      1.70     0.40   1.85   13.23    14.88
VALIC Company II Aggressive Growth
  Lifestyle Fund                     175,049,393  1.64       1.73      597,400,403      1.79     0.15   1.60   14.42    16.09
VALIC Company II Capital
  Appreciation Fund                   19,345,424  1.86       2.04       41,498,943      0.47     0.15   1.60   21.78    23.55
VALIC Company II Conservative
  Growth Lifestyle Fund              113,512,838  1.36       3.23      339,604,862      2.57     0.35   1.60    8.50     9.86
VALIC Company II Core Bond Fund      497,723,255  1.07       1.14    1,023,246,404      2.46     0.00   1.60    2.95     4.60
VALIC Company II Government
  Money Market II Fund               101,543,860  0.90       1.02      123,795,829      0.33     0.15   1.60   -1.26     0.18
VALIC Company II High Yield Bond
  Fund                               173,436,602  1.35       1.64      495,903,122      4.63     0.15   1.60    6.20     7.75
VALIC Company II International
  Opportunities Fund                 225,444,336  1.32       1.51      684,261,194      1.31     0.15   1.60   37.15    39.15
VALIC Company II Large Cap Value
  Fund                                57,219,062  1.66       1.96      203,476,187      1.32     0.15   1.60   13.23    14.88
VALIC Company II Mid Cap Growth
  Fund                                54,538,747  1.70       1.73      136,586,222      0.00     0.15   1.60   29.51    31.40
VALIC Company II Mid Cap Value
  Fund                               134,638,078  1.83       1.92      876,439,667      0.57     0.15   1.60   12.66    14.30
VALIC Company II Moderate Growth
  Lifestyle Fund                     273,875,279  1.53       1.74      927,236,654      2.12     0.15   1.60   11.81    13.44
VALIC Company II Small Cap Growth
  Fund                                32,109,839  2.14       2.26      126,112,240      0.00     0.15   1.60   39.22    41.25
VALIC Company II Small Cap Value
  Fund                                96,767,255  1.74       1.93      433,221,890      0.86     0.15   1.60    3.28     4.78
VALIC Company II Socially
  Responsible Fund                   239,129,520  1.31       2.20      779,504,963      1.36     0.00   1.60   18.75    20.65
VALIC Company II Strategic Bond
  Fund                               206,604,694  1.24       1.63      612,659,053      3.64     0.15   1.60    5.12     6.65
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         41,049,609  1.31       1.47       91,831,292      2.23     0.65   2.10    8.68    10.27
Vanguard LifeStrategy Growth Fund
  Investor Shares                     94,056,973  1.60       2.86      250,146,680      2.22     0.85   2.10   16.74    18.21
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        101,919,583  1.46       1.54      255,132,358      2.24     0.65   2.10   12.66    14.30
Vanguard Long-Term Investment-
  Grade Fund Investor Shares          76,473,321  1.51       2.05      290,216,586      3.61     0.40   1.85    9.88    11.48
Vanguard Long-Term Treasury Fund
  Investor Shares                     62,988,883  1.39       1.85      222,624,818      2.66     0.40   1.85    6.60     8.15
Vanguard Wellington Fund Investor
  Shares                             426,658,543  1.24       1.69    1,988,511,026      2.48     0.00   2.10   12.35    14.72
Vanguard Windsor II Fund Investor
  Shares                             397,426,878  1.73       1.93    1,798,668,358      1.97     0.65   2.10   14.36    16.03

                                                    December 31, 2016                     For the Year Ended December 31 2016
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund Investor Class             32,266,230  1.59       1.87      57,402,067       0.00     0.60   1.85    0.01     1.27
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                           8,433            11.34          95,603       3.28            1.30             4.90
AST SA Wellington Capital Appreciation
  Portfolio Class 3                          36,912 22.35      23.74         868,788       0.00     1.30   1.90   -0.18     0.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3            117,329 11.61      12.25       1,428,187       1.26     1.30   1.90   -2.67    -0.09
AST SA Wellington Natural Resources
  Portfolio Class 3                           1,604             8.40          13,477       3.61            1.30            27.97
Ariel Appreciation Fund Investor Class  125,520,695  1.65       1.92     415,560,302       0.67     0.40   1.85   10.60    12.22
Ariel Fund Investor Class               127,747,087  1.70       1.81     438,241,476       0.29     0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                   266            13.16           3,499       3.54            1.30            11.72
FTVIP Franklin Income VIP Fund
  Class 2                                    46,142 13.38      14.17         645,658       5.09     1.30   1.90   11.88    12.55
Goldman Sachs VIT Government Money
  Market Fund Service Class                  17,691  9.90       9.92         175,364       0.04     1.30   1.55   -1.00    -0.84
Invesco V. I. Balanced-Risk Commodity
  Strategy Fund Class R5                301,402,901  0.62       0.66     195,116,290       2.36     0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II         56,339 15.82      16.70         931,540       1.47     1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund
  Series II                                  62,992 16.53      17.46       1,088,719       0.99     1.30   1.90   17.19    17.89

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                           December 31, 2016                     For the Year Ended December 31 2016
                               ----------------------------------------------  ----------------------------------------
                                                                               Investment    Expense         Total
                                           Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- --------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
Lord Abbett Growth and Income
  Portfolio Class VC                 6,154 14.58      14.86          91,268       2.67     1.30   1.55   15.32    15.61
SST SA Allocation Balanced
  Portfolio Class 3                 34,416 14.14      14.40         491,121       1.74     1.30   1.55    3.62     3.88
SST SA Allocation Growth
  Portfolio Class 3                 33,942 14.70      14.98         506,053       2.31     1.30   1.55    4.12     4.38
SST SA Allocation Moderate
  Growth Portfolio Class 3          52,648 13.96      14.39         739,763       1.76     1.30   1.65    3.93     4.29
SST SA Allocation Moderate
  Portfolio Class 3                 56,236 14.24      14.49         803,369       1.87     1.30   1.55    3.95     4.21
SST SA Wellington Real Return
  Portfolio Class 3                 45,485 10.98      11.46         515,635       0.00     1.30   1.90    1.75     2.36
SunAmerica 2020 High
  Watermark Fund Class I         6,492,610  1.13       1.18       7,332,778       2.83     0.85   1.25    0.27     0.67
SAST SA AB Growth Portfolio
  Class 3                           11,303 19.08      19.74         222,745       0.00     1.30   1.65    0.88     1.24
SAST SA AB Small & Mid Cap
  Value Portfolio Class 3           16,090 20.38      21.51         342,554       0.17     1.30   1.90   22.31    23.04
SAST SA American Funds Asset
  Allocation Portfolio Class 3     180,815 14.96      15.81       2,808,498       2.14     1.30   1.90    7.69     7.77
SAST SA American Funds Global
  Growth Portfolio Class 3          37,883 15.53      16.41         617,828       2.01     1.30   1.90   -1.54    -0.95
SAST SA American Funds Growth
  Portfolio Class 3                 30,147 16.52      17.43         520,813       0.35     1.30   1.90    7.13     7.77
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                           58,048 16.22      16.70         967,240       1.43     1.30   1.65    9.39     9.78
SAST SA American Funds VCP
  Managed Asset Allocation
  Portfolio Class 3              1,625,830 12.27      12.44      20,214,005       0.77     1.30   1.65    5.26     5.62
SAST SA BlackRock VCP Global
  Multi Asset Portfolio
  Class 3                        1,113,436 10.37      10.40      11,580,535       0.06     1.30   1.65    3.67     4.01
SAST SA Boston Company
  Capital Growth Portfolio
  Class 3                           27,812 14.39      15.26         420,253       0.00     1.30   1.90    0.18     0.78
SAST SA Columbia Technology
  Portfolio Class 3                  3,283 19.91      20.30          66,469       0.00     1.30   1.55   14.75    15.04
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                 22,197  8.69       8.96         209,131       0.00     1.30   1.65   -1.97    -1.63
SAST SA Dogs of Wall Street
  Portfolio Class 3                 59,711 21.04      22.29       1,320,918       1.98     1.30   1.90   15.43    16.12
SAST SA Federated Corporate
  Bond Portfolio Class 3           126,890 15.97      16.88       2,115,527       3.91     1.30   1.90    4.29     7.08
SAST SA Fidelity
  Institutional AM(R) Real
  Estate Portfolio Class 3           4,272 12.41      12.65          53,937       2.05     1.30   1.55    6.70     6.96
SAST SA Franklin Small
  Company Value Portfolio
  Class 3                           14,310 17.22      18.16         257,984       0.47     1.30   1.90   28.11    28.88
SAST SA Goldman Sachs Global
  Bond Portfolio Class 3            78,294 11.40      12.02         938,530       0.08     1.30   1.90   -0.95    -0.25
SAST SA Invesco Growth
  Opportunities Portfolio
  Class 3                            1,591            17.99          28,621       0.00            1.30             2.32
SAST SA Invesco VCP
  Equity-Income Portfolio
  Class 3                          802,230 12.21      12.32       9,879,362       0.66     1.30   1.55    8.16     8.43
SAST SA Janus Focused Growth
  Portfolio Class 3                 16,283 15.05      15.94         256,997       0.00     1.30   1.90   -3.54    -2.96
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3        36,719 15.92      16.24         595,830       1.88     1.30   1.55    5.26     5.52
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3         19,458  9.28       9.83         189,777       1.89     1.30   1.90    8.36     9.01
SAST SA JPMorgan
  Equity-Income Portfolio
  Class 3                           62,380 16.38      17.23       1,066,113       1.95     1.30   1.90   13.10    13.78
SAST SA JPMorgan Global
  Equities Portfolio Class 3           141            12.75           1,800       0.61            1.30             4.04
SAST SA JPMorgan MFS Core
  Bond Portfolio Class 3           150,574 11.65      13.90       2,067,602       1.99     1.30   1.90    1.18     1.79
SAST SA JPMorgan Mid-Cap
  Growth Portfolio Class 3           3,481 19.16      19.73          67,576       0.00     1.30   1.65   -1.68    -1.34
SAST SA Legg Mason BW Large
  Cap Value Portfolio Class 3       39,617 15.38      16.23         636,897       0.71     1.30   1.90   12.17    12.84
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                 30,624 16.11      17.05         518,139       0.45     1.30   1.90    4.09     4.72
SAST SA MFS Massachusetts
  Investors Trust Portfolio
  Class 3                           54,991 16.99      18.04         981,427       0.73     1.30   1.90    6.33     6.97
SAST SA MFS Telecom Utility
  Portfolio Class 3                  2,333 16.74      17.18          39,868       4.37     1.30   1.55    8.60     8.87
SAST SA MFS Total Return
  Portfolio Class 3                 29,294 15.02      15.32         480,060       2.72     1.30   1.55    7.13     7.40
SAST SA Morgan Stanley
  International Equities
  Portfolio Class 3                 51,515  9.41       9.96         508,712       1.08     1.30   1.90   -4.04    -3.46
SAST SA Oppenheimer Main
  Street Large Cap Portfolio
  Class 3                           51,588 16.39      17.33         889,133       0.57     1.30   1.90    9.29     9.95
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3     1,270,952 11.22      11.37      14,441,076       0.00     1.30   1.65    5.04     5.40
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3            22,591 14.13      15.01         330,929       8.15     1.30   1.90   13.00    16.44
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                           10,671  8.41       8.69          91,918       0.71     1.30   1.65   -0.40    -0.05
SAST SA Schroders VCP Global
  Allocation Portfolio Class 3     553,684 10.82      10.84       6,003,699       0.00     1.30   1.55    8.19     8.45
SAST SA T. Rowe Price VCP
  Balanced Portfolio Class 3       890,030 10.55      10.59       9,423,063       0.34     1.30   1.65    6.72     6.82
SAST SA Templeton Foreign
  Value Portfolio Class 3           40,197  9.72      10.24         408,274       1.91     1.30   1.90   -0.74    -0.15
SAST SA VCP Dynamic
  Allocation Portfolio Class 3   3,549,403 11.77      12.12      43,002,007       1.75     1.30   1.90    2.55     3.16
SAST SA VCP Dynamic Strategy
  Portfolio Class 3              2,976,061 11.75      12.07      35,910,454       1.67     1.30   1.90    3.18     3.80
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3           5,710 13.05      13.34          74,893       0.00     1.30   1.55    5.47     5.73
T Rowe Price Retirement 2015
  Advisor Class                  5,704,323  1.04       1.05       5,915,079       2.31     0.40   1.00    5.97     6.61
T Rowe Price Retirement 2020
  Advisor Class                 13,032,049  1.04       1.05      13,544,551       2.00     0.40   1.00    6.09     6.72
T Rowe Price Retirement 2025
  Advisor Class                  9,816,678  1.04       1.05      10,232,738       1.84     0.40   1.00    6.18     6.82
T Rowe Price Retirement 2030
  Advisor Class                  9,928,524  1.04       1.06      10,376,356       1.78     0.40   1.00    6.35     6.99
T Rowe Price Retirement 2035
  Advisor Class                  7,748,441             1.05       8,104,234       1.68     0.60   1.00    6.29     6.71
T Rowe Price Retirement 2040
  Advisor Class                  7,310,704  1.05       1.06       7,646,811       1.46     0.40   1.00    6.27     6.91
T Rowe Price Retirement 2045
  Advisor Class                  4,316,183  1.05       1.06       4,519,088       1.45     0.40   1.00    6.41     7.04
T Rowe Price Retirement 2050
  Advisor Class                  2,927,475  1.05       1.06       3,065,383       1.49     0.40   1.00    6.39     7.03
T Rowe Price Retirement 2055
  Advisor Class                  1,140,956  1.05       1.06       1,194,321       1.44     0.40   1.00    6.39     7.03
T Rowe Price Retirement 2060
  Advisor Class                    708,969  1.05       1.06         742,650       1.21     0.80   1.00    6.38     7.02
VALIC Company I Asset
  Allocation Fund               20,870,982  1.34       8.95     160,419,945       2.03     0.60   1.85    5.35     6.67
VALIC Company I Blue Chip
  Growth Fund                  296,981,404  1.85       2.00     556,809,759       0.00     0.60   1.85   -0.99     0.25
VALIC Company I Broad Cap
  Value Fund                    24,571,826  1.71       1.99      46,787,694       1.39     0.60   1.85   11.76    13.17
VALIC Company I Capital
  Conservation Fund             38,515,466  1.08       4.19     144,459,223       2.05     0.60   1.85    0.40     1.66
VALIC Company I Core Equity
  Fund                          64,571,955  1.52       1.69     236,958,128       1.08     0.40   1.85   10.65    12.26
VALIC Company I Dividend
  Value Fund                   223,573,305  1.59       1.80     675,597,795       2.12     0.40   1.85   14.58    16.25
VALIC Company I Dynamic
  Allocation Fund              205,756,033  1.14       1.19     241,268,323       2.00     0.60   1.85    2.93     4.22
VALIC Company I Emerging
  Economies Fund               733,157,892  0.62       0.81     614,843,884       2.60     0.40   1.85    9.44    11.03

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                                 December 31, 2016                     For the Year Ended December 31 2016
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Global Real Estate
  Fund                               244,712,308  1.29       1.38      327,651,930      3.14     0.60   1.85     0.40    1.66
VALIC Company I Global Social
  Awareness Fund                      64,573,236  1.30       1.46      382,685,355      1.89     0.40   1.85     4.99    6.52
VALIC Company I Global Strategy
  Fund                               214,909,453  1.27       1.97      406,455,323      6.06     0.60   1.85     3.37    4.66
VALIC Company I Government
  Money Market I Fund                163,996,811  0.90       1.00      324,004,925      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     31,411,762  1.05       4.02      109,583,866      2.43     0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income
  Fund                                27,491,527  1.63       4.17      105,060,295      1.24     0.60   1.85     9.19   10.56
VALIC Company I Growth Fund          483,872,585  1.60       1.65      866,903,856      0.64     0.40   1.85     2.87    4.37
VALIC Company I Health Sciences
  Fund                               165,775,531  2.61       4.30      671,812,946      0.00     0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected
  Fund                               321,032,128  1.03       1.34      412,297,625      1.22     0.60   1.85     1.90    3.18
VALIC Company I International
  Equities Index Fund                481,966,613  1.03       2.00      871,140,427      2.67     0.60   1.85    -0.59    0.65
VALIC Company I International
  Government Bond Fund                62,101,781  0.97       1.26      181,845,967      2.55     0.40   1.85     1.81    3.29
VALIC Company I International
  Growth Fund                        138,846,105  1.09       2.88      368,095,001      1.44     0.60   1.85    -4.53   -3.33
VALIC Company I International Value
  Fund                               581,021,306  0.97       1.07      752,759,884      2.21     0.40   1.85    10.05   11.65
VALIC Company I Large Cap Core
  Fund                                60,196,973  1.81       2.48      142,972,826      3.44     0.60   1.85     6.63    7.96
VALIC Company I Large Capital
  Growth Fund                        207,313,236  1.43       1.47      368,041,985      0.89     0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index
  Fund                               163,461,466  1.77       1.98    3,198,448,688      1.19     0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic
  Growth Fund                        110,264,905             1.39      230,093,583      0.00     0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index
  Fund                               225,863,789  1.40       2.05      299,014,678      0.65     0.60   1.85     4.82    6.13
VALIC Company I Science &
  Technology Fund                    179,094,645  1.78       1.94      920,374,886      0.00     0.40   1.85     5.37    6.90
VALIC Company I Small Cap
  Aggressive Growth Fund              49,417,602  1.57       2.25      106,752,000      0.00     0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund        63,357,719  1.65       1.79      315,020,335      0.20     0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index
  Fund                               161,282,233  1.67       1.77    1,056,873,669      1.19     0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special
  Values Fund                        124,786,134  1.80       2.05      245,467,708      1.42     0.60   1.85    27.47   29.07
VALIC Company I Small Mid Growth
  Fund                                62,534,119  1.42       1.65       99,380,094      0.00     0.60   1.85    -1.61   -0.37
VALIC Company I Stock Index Fund     438,663,027  1.77      81.66    3,985,297,949      2.44     0.33   1.85     9.56   11.23
VALIC Company I Value Fund            41,890,640  1.64       2.30       91,300,280      1.48     0.60   1.85    11.24   12.63
VALIC Company II Aggressive
  Growth Lifestyle Fund              179,473,955  1.43       3.17      530,487,019      2.06     0.35   1.60     7.06    8.40
VALIC Company II Capital
  Appreciation Fund                   20,863,767  1.68       1.87       36,509,166      0.38     0.35   1.60     0.44    1.70
VALIC Company II Conservative
  Growth Lifestyle Fund              118,462,070  1.25       2.94      323,748,368      2.78     0.35   1.60     4.95    6.27
VALIC Company II Core Bond Fund      449,371,836  1.11       1.47      892,797,494      2.08     0.15   1.60     1.80    3.29
VALIC Company II Government
  Money Market II Fund               109,867,124  0.91       1.30      134,153,010      0.01     0.35   1.60    -1.58   -0.34
VALIC Company II High Yield Bond
  Fund                               168,773,678  1.27       2.87      449,284,525      4.03     0.35   1.60    11.11   12.50
VALIC Company II International
  Opportunities Fund                 229,789,203  1.10       2.35      504,126,294      1.11     0.35   1.60    -2.13   -0.90
VALIC Company II Large Cap Value
  Fund                                66,351,638  1.73       3.34      203,980,017      1.10     0.35   1.60    15.22   16.66
VALIC Company II Mid Cap Growth
  Fund                                52,595,301  1.33       2.05      100,676,950      0.00     0.35   1.60     3.02    4.31
VALIC Company II Mid Cap Value
  Fund                               160,086,694  1.63       1.68      919,346,687      0.26     0.15   1.60    12.26   13.89
VALIC Company II Moderate Growth
  Lifestyle Fund                     280,843,771  1.37       3.22      842,935,369      2.20     0.35   1.60     6.69    8.02
VALIC Company II Small Cap
  Growth Fund                         27,036,435  1.54       2.99       75,435,259      0.00     0.35   1.60     6.13    7.46
VALIC Company II Small Cap Value
  Fund                               116,675,370  1.69       1.85      502,254,358      1.10     0.15   1.60    28.01   29.88
VALIC Company II Socially
  Responsible Fund                   268,366,950  1.86       2.94      734,092,410      1.38     0.35   1.60     8.90   10.27
VALIC Company II Strategic Bond
  Fund                               210,077,767  1.18       3.01      585,263,049      4.06     0.35   1.60     6.46    7.79
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         42,667,897  1.21       2.19       87,064,491      2.23     0.85   2.10     3.71    5.01
Vanguard LifeStrategy Growth Fund
  Investor Shares                     96,702,868  1.37       2.42      218,344,085      2.26     0.85   2.10     6.08    7.41
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        102,772,385  1.30       2.36      226,264,382      2.23     0.85   2.10     4.91    6.23
Vanguard Long-Term Investment-
  Grade Fund Investor Shares          85,760,846  1.37       1.84      293,362,656      4.90     0.40   1.85     5.84    7.38
Vanguard Long-Term Treasury Fund
  Investor Shares                     73,586,886  1.30       1.71      241,608,557      2.79     0.40   1.85    -0.66    0.79
Vanguard Wellington Fund Investor
  Shares                             439,520,652  1.50       1.66    1,818,946,852      2.58     0.65   2.10     8.71   10.30
Vanguard Windsor II Fund Investor
  Shares                             431,195,785  1.49       1.69    1,694,716,004      2.41     0.65   2.10    11.06   12.68

                                                    December 31, 2015                     For the Year Ended December 31 2015
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund Investor Class             36,402,733  1.59       1.85      64,145,435       0.00     0.40   1.85     4.40    5.71
AST SA Wellington Capital
  Appreciation Portfolio Class 3             18,110 22.39      23.64         419,241       0.00     1.30   1.90   123.85  136.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             26,489 11.72      12.26         321,685       1.54     1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class  126,206,611  1.49       1.71     374,596,539       0.98     0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class               139,623,723  1.50       1.57     419,230,749       0.64     0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund
  Class 2                                    37,745 11.95      12.59         470,259       0.00     1.30   1.90    19.55   25.90
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund Class R5      420,762,909  0.56       0.59     245,672,269       0.00     0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II         18,575 13.79      14.46         265,303       2.49     1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund
  Series II                                  20,145 14.10      14.81         294,368       3.86     1.30   1.90    41.05   48.07
Lord Abbett Growth and Income
  Portfolio Class VC                            799 12.64      12.85          10,147       0.00     1.30   1.90    26.42   28.51
SST SA Allocation Balanced Portfolio
  Class 3                                     4,272            13.65          58,297       2.67     1.30   1.90            36.48
SST SA Allocation Growth Portfolio
  Class 3                                    13,530 14.11      14.35         193,914       2.87     1.30   1.90    41.14   43.47

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   December 31, 2015                     For the Year Ended December 31 2015
                                       ----------------------------------------------  ----------------------------------------
                                                                                       Investment Expense Ratio   Total Return
                                                   Unit Value ($)/(a)/                   Income      (%)/(d)/       (%)/(e)/
                                                   -------------------      Net          Ratio    -------------- --------------
Sub-accounts                              Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest Highest
------------                           ----------- ------    -------   --------------  ---------- ------ ------- ------ -------
SST SA Allocation Moderate Growth
  Portfolio Class 3                         36,024 13.43      13.79         484,576       2.77     1.30   1.90    34.35  37.94
SST SA Allocation Moderate Portfolio
  Class 3                                    2,515            13.70          34,448       2.61     1.30   1.90           36.99
SST SA Wellington Real Return
  Portfolio Class 3                         11,926 10.79      11.19         131,683       6.79     1.30   1.90     7.88  11.91
SunAmerica 2020 High Watermark Fund
  Class I                                7,110,998  1.12       1.17       8,010,875       2.63     0.65   1.25     0.02   0.43
SAST SA AB Growth Portfolio Class 3          3,638            19.49          70,932       0.00     1.30   1.90           94.95
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                          4,448 16.66      17.48          76,754       0.46     1.30   1.90    66.63  74.78
SAST SA American Funds Asset
  Allocation Portfolio Class 3               6,262 14.29      14.68          89,751       2.63     1.30   1.90    42.85  46.77
SAST SA American Funds Global
  Growth Portfolio Class 3                  10,098 15.78      16.57         165,932       0.88     1.30   1.90    57.78  65.68
SAST SA American Funds Growth
  Portfolio Class 3                         11,930 15.42      16.17         191,834       1.06     1.30   1.90    54.21  61.69
SAST SA American Funds Growth-
  Income Portfolio Class 3                   6,245 14.82      15.21          94,720       0.63     1.30   1.90    48.24  52.12
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                  434,059 11.65      11.78       5,105,813       0.00     1.30   1.90    16.53  17.81
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   8,464 14.37      15.14         126,402       0.00     1.30   1.90    43.67  51.39
SAST SA Columbia Technology
  Portfolio Class 3                          1,568 17.35      17.65          27,645       0.00     1.30   1.90    73.47  76.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          5,360             9.11          51,222       0.00     1.30   1.90           -8.88
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    9,124 18.23      19.19         173,246       2.14     1.30   1.90    82.27  91.95
SAST SA Federated Corporate Bond
  Portfolio Class 3                         21,890 15.32      15.77         339,016       5.87     1.30   1.90    28.68  57.66
SAST SA Fidelity Institutional AM(R)
  Real Estate Portfolio Class 3              1,039 11.63      11.83          12,294       1.56     1.30   1.90    16.32  18.29
SAST SA Franklin Small Company
  Value Portfolio Class 3                    5,641 13.44      14.09          78,711       0.10     1.30   1.90    34.43  40.91
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                         12,116 11.51      12.05         146,688       0.00     1.30   1.90    20.51  53.25
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                          1,178            17.59          20,723       0.00     1.30   1.90           75.86
SAST SA Invesco VCP Equity-Income
  Portfolio Class 3                        388,539 11.25      11.36       4,413,177       0.23     1.30   1.90    12.54  13.60
SAST SA Janus Focused Growth
  Portfolio Class 3                          6,677 15.60      16.43         108,366       0.00     1.30   1.90    55.98  64.29
SAST SA JPMorgan Diversified
  Balanced Portfolio Class 3                 7,276 15.12      15.39         111,895       0.00     1.30   1.90    51.22  53.86
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                          6,195  8.57       9.02          55,196       2.46     1.30   1.90   -14.34  -9.84
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                         18,540 14.48      15.14         277,641       2.24     1.30   1.90    44.79  51.42
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                         43,211 13.15      13.66         584,142       1.53     1.30   1.90    15.13  36.56
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                          2,747 19.49      20.00          54,015       0.00     1.30   1.90    94.85  99.98
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                   11,953 13.71      14.38         169,776       0.33     1.30   1.90    37.13  43.80
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                          6,778 15.48      16.28         108,678       0.23     1.30   1.90    54.77  62.81
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                   17,316 15.98      16.87         287,880       0.85     1.30   1.90    59.78  68.67
SAST SA MFS Telecom Utility
  Portfolio Class 3                            103            15.42           1,580       0.00     1.30   1.90           54.18
SAST SA MFS Total Return Portfolio
  Class 3                                    3,990 14.02      14.26          56,180       0.80     1.30   1.90    40.21  42.60
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                 9,898  9.81      10.32         100,711       2.60     1.30   1.90    -1.93   3.17
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3               29,518 15.00      15.77         463,457       0.66     1.30   1.90    50.01  57.65
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3               344,855 10.68      10.78       3,718,549       0.00     1.30   1.90     6.84   7.84
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                          6,644 12.51      12.89          84,312       7.00     1.30   1.90    25.09  28.93
SAST SA Templeton Foreign Value
  Portfolio Class 3                         10,671  9.79      10.26         108,148       2.85     1.30   1.90    -2.11   2.58
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                      1,807,599 11.47      11.75      21,227,843       1.14     1.30   1.90    14.73  17.49
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                      1,617,157 11.38      11.63      18,800,023       0.95     1.30   1.90    13.85  16.29
T Rowe Price Retirement 2015 Advisor
  Class                                  2,030,235             0.98       1,985,993       3.11     0.60   1.00    -1.99  -1.95
T Rowe Price Retirement 2020 Advisor
  Class                                  6,826,146             0.98       6,686,524       3.10     0.60   1.00    -1.83  -1.65
T Rowe Price Retirement 2025 Advisor
  Class                                  5,003,166  0.98       0.99       4,910,708       2.75     0.60   1.00    -1.58  -1.46
T Rowe Price Retirement 2030 Advisor
  Class                                  5,022,682  0.98       0.99       4,933,109       2.64     0.60   1.00    -1.50  -1.40
T Rowe Price Retirement 2035 Advisor
  Class                                  3,261,843  0.98       0.99       3,208,718       2.30     0.60   1.00    -1.31  -1.24
T Rowe Price Retirement 2040 Advisor
  Class                                  3,590,937  0.98       0.99       3,533,166       2.21     0.60   1.00    -1.26  -1.23
T Rowe Price Retirement 2045 Advisor
  Class                                  1,960,919  0.98       0.99       1,929,081       1.98     0.60   1.00    -1.29  -1.24
T Rowe Price Retirement 2050 Advisor
  Class                                  1,077,585  0.98       0.99       1,060,101       2.17     0.60   1.00           -1.23
T Rowe Price Retirement 2055 Advisor
  Class                                    544,450  0.98       0.99         535,675       2.12     0.60   1.00    -1.24  -1.23
T Rowe Price Retirement 2060 Advisor
  Class                                    445,270  0.98       0.99         438,354       1.84     0.60   1.00    -1.23  -0.66
VALIC Company I Asset Allocation
  Fund                                  22,848,552  1.27       8.39     164,771,108       2.12     0.40   1.85    -2.28  -1.05
VALIC Company I Blue Chip Growth
  Fund                                 315,722,066  1.03       1.87     594,477,478       0.00     0.00   1.85     2.90   9.00
VALIC Company I Broad Cap Value
  Fund                                  27,164,348  1.53       1.76      45,883,915       1.75     0.40   1.85    -3.14  -1.92
VALIC Company I Capital Conservation
  Fund                                  43,743,787  1.07       4.12     163,371,798       2.01     0.40   1.85    -1.64  -0.40
VALIC Company I Core Equity Fund        71,810,755  1.36       1.53     236,139,646       0.97     0.40   1.85    -3.65  -2.24
VALIC Company I Dividend Value
  Fund                                 199,846,204  1.37       1.57     523,407,251       2.21     0.40   1.85    -2.48  -1.05
VALIC Company I Dynamic Allocation
  Fund                                 221,754,558  1.10       1.15     250,654,035       0.00     0.40   1.85    -6.32  -5.14
VALIC Company I Emerging
  Economies Fund                       660,910,371  0.56       0.74     501,780,320       2.35     0.40   1.85   -16.11 -14.88
VALIC Company I Global Real Estate
  Fund                                 275,159,684  1.29       1.36     363,703,122       2.70     0.40   1.85    -1.82  -0.58
VALIC Company I Global Social
  Awareness Fund                        63,101,430  1.22       1.39     351,899,865       2.16     0.40   1.85    -2.16  -0.73
VALIC Company I Global Strategy
  Fund                                 246,487,329  1.23       1.88     447,174,232       2.83     0.40   1.85    -6.50  -5.33
VALIC Company I Government Money
  Market I Fund                        161,057,840  0.91       1.00     321,332,426       0.01     0.40   1.85    -1.82  -0.39
VALIC Company I Government
  Securities Fund                       28,530,544  1.06       4.00     102,440,812       2.27     0.40   1.85    -1.04   0.21
VALIC Company I Growth & Income
  Fund                                  30,787,070  1.50       3.77     106,900,848       0.98     0.40   1.85    -1.92  -0.69
VALIC Company I Growth Fund            563,317,952  1.56       1.58     972,367,632       0.61     0.40   1.85     1.20   2.67
VALIC Company I Health Sciences
  Fund                                 198,619,038  2.97       4.84     908,213,668       0.00     0.40   1.85    10.59  11.98
VALIC Company I Inflation Protected
  Fund                                 349,403,515  0.82       1.01     436,497,104       1.93     0.00   1.85   -17.70  -4.79

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                           December 31, 2015                     For the Year Ended December 31 2015
                               ----------------------------------------------  -----------------------------------------------
                                                                               Investment Expense Ratio
                                           Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
VALIC Company I International
  Equities Index Fund          479,975,167  1.03       1.99      865,679,376      3.64     0.40   1.85    -2.82      -1.60
VALIC Company I International
  Government Bond Fund          51,940,666  0.96       1.22      147,455,407      2.62     0.40   1.85    -5.10      -3.71
VALIC Company I International
  Growth Fund                  161,609,345  1.15       2.98      445,479,501      1.57     0.40   1.85    -2.31      -1.08
VALIC Company I International
  Value Fund                   629,024,693  0.82       0.97      734,683,542      2.91     0.00   1.85   -17.70      -9.01
VALIC Company I Large Cap
  Core Fund                     70,024,026  1.70       2.29      154,650,837      1.08     0.40   1.85     1.16       2.43
VALIC Company I Large Capital
  Growth Fund                  225,298,744  1.35       1.41      380,367,232      0.56     0.40   1.85    -1.84      -0.41
VALIC Company I Mid Cap Index
  Fund                         171,943,269  1.49       1.65    2,837,815,823      1.06     0.40   1.85    -4.29      -2.89
VALIC Company I Mid Cap
  Strategic Growth Fund        122,905,459  1.27       1.29      236,154,244      0.00     0.40   1.85    -4.41      -3.01
VALIC Company I Nasdaq-100
  Index Fund                   230,783,788  1.32       1.95      288,931,614      0.91     0.40   1.85     7.19       8.54
VALIC Company I Science &
  Technology Fund              193,307,934  1.69       1.81      934,907,487      0.00     0.40   1.85     5.90       7.45
VALIC Company I Small Cap
  Aggressive Growth Fund        53,883,079  1.57       2.22      115,361,847      0.00     0.40   1.85    -0.36       0.89
VALIC Company I Small Cap Fund  69,598,178  1.46       1.56      302,832,444      0.00     0.40   1.85    -6.53      -5.16
VALIC Company I Small Cap
  Index Fund                   168,425,599  1.40       1.47      916,967,370      1.10     0.40   1.85    -6.23      -4.86
VALIC Company I Small Cap
  Special Values Fund          124,945,522  1.41       1.58      191,258,568      1.00     0.40   1.85    -5.98      -4.80
VALIC Company I Small Mid
  Growth Fund                   75,232,723  1.45       1.66      120,360,724      0.00     0.40   1.85    -2.46      -1.23
VALIC Company I Stock Index
  Fund                         469,712,564  1.62      73.41    3,864,262,592      1.62     0.33   1.85    -0.80       0.72
VALIC Company I Value Fund      46,550,338  1.47       2.04       90,361,531      1.53     0.40   1.85    -4.95      -3.76
VALIC Company II Aggressive
  Growth Lifestyle Fund        186,171,483  1.34       2.92      509,379,160      1.64     0.15   1.60    -2.47      -1.24
VALIC Company II Capital
  Appreciation Fund             23,015,325  1.67       1.84       39,744,607      0.32     0.15   1.60     4.12       5.43
VALIC Company II Conservative
  Growth Lifestyle Fund        122,366,806  1.19       2.76      315,811,195      2.26     0.15   1.60    -2.92      -1.70
VALIC Company II Core Bond
  Fund                         478,175,881  0.99       1.09      931,326,862      1.96     0.00   1.60    -1.78      -1.47
VALIC Company II Government
  Money Market II Fund         137,896,669  0.92       1.31      169,405,376      0.01     0.15   1.60    -1.58      -0.34
VALIC Company II High Yield
  Bond Fund                    151,445,812  1.14       2.55      357,920,693      4.76     0.15   1.60    -5.19      -4.00
VALIC Company II
  International Opportunities
  Fund                         268,732,142  1.13       2.37      596,947,798      1.29     0.15   1.60     6.76       8.10
VALIC Company II Large Cap
  Value Fund                    65,553,811  1.50       2.87      175,268,726      1.36     0.15   1.60    -4.33      -3.12
VALIC Company II Mid Cap
  Growth Fund                   70,382,216  1.29       1.97      129,610,284      0.00     0.15   1.60    -2.51      -1.28
VALIC Company II Mid Cap
  Value Fund                   164,205,676  1.45       1.48      832,661,394      0.21     0.15   1.60    -2.98      -1.56
VALIC Company II Moderate
  Growth Lifestyle Fund        284,833,140  1.28       2.98      794,250,082      1.84     0.15   1.60    -2.52      -1.30
VALIC Company II Small Cap
  Growth Fund                   31,398,820  1.45       2.78       81,854,214      0.00     0.15   1.60    -2.80      -1.57
VALIC Company II Small Cap
  Value Fund                   127,729,895  1.32       1.42      426,134,704      0.61     0.15   1.60    -8.00      -6.66
VALIC Company II Socially
  Responsible Fund             292,339,882  1.70       2.49      730,244,847      1.12     0.00   1.60    -0.49       0.36
VALIC Company II Strategic
  Bond Fund                    216,272,613  1.11       2.79      561,958,294      3.67     0.15   1.60    -3.49      -2.28
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares               42,527,347  1.17       2.08       82,922,231      2.16     0.65   2.10    -2.25      -1.02
Vanguard LifeStrategy Growth
  Fund Investor Shares          97,409,481  1.29       2.25      205,501,987      2.10     0.65   2.10    -3.23      -2.01
Vanguard LifeStrategy
  Moderate Growth Fund
  Investor Shares              106,333,540  1.24       2.22      221,140,490      2.13     0.65   2.10    -2.64      -1.41
Vanguard Long-Term
  Investment- Grade Fund
  Investor Shares               73,061,910  1.30       1.71      233,832,782      4.64     0.40   1.85    -4.00      -2.60
Vanguard Long-Term Treasury
  Fund Investor Shares          71,630,465  1.31       1.70      234,777,345      2.78     0.40   1.85    -3.35      -1.93
Vanguard Wellington Fund
  Investor Shares              458,029,060  0.97       1.38    1,739,836,354      2.58     0.00   2.10    -2.02      -0.59
Vanguard Windsor II Fund
  Investor Shares              471,076,938  1.32       1.52    1,656,936,168      2.18     0.65   2.10    -5.23      -3.84


                                           December 31, 2014                     For the Year Ended December 31 2014
                               ----------------------------------------------  -----------------------------------------------
                                                                               Investment Expense Ratio
                                           Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                           -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                      Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                   ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
American Beacon Holland Large
  Cap Growth Fund Investor
  Class                         40,202,025  1.52      1.75       67,190,756       0.00     0.40   1.85     5.03       6.35
Ariel Appreciation Fund
  Investor Class               146,499,455  1.62      1.83      469,227,308       0.70     0.40   1.85     6.17       7.72
Ariel Fund Investor Class      151,989,478  1.59      1.65      482,737,843       0.55     0.40   1.85     8.92      10.51
Invesco V. I. Balanced-Risk
  Commodity Strategy Fund
  Class R5                     356,396,959  0.69      0.71      251,572,844       0.00     0.40   1.85   -17.33     -16.29
SunAmerica 2020 High
  Watermark Fund Class I         8,674,835  1.12      1.17        9,768,311       2.63     0.65   1.25     2.93       3.34
VALIC Company I Asset
  Allocation Fund               23,983,803  1.30      8.48      175,375,943       1.74     0.40   1.85     3.43       4.73
VALIC Company I Blue Chip
  Growth Fund                  316,697,102  1.72      1.80      542,588,507       0.17     0.40   1.85     7.14       8.49
VALIC Company I Broad Cap
  Value Fund                    28,660,184  1.58      1.79       49,557,967       1.19     0.40   1.85     5.56       6.89
VALIC Company I Capital
  Conservation Fund             47,679,527  1.09      4.14      177,337,132       2.82     0.40   1.85     4.05       5.36
VALIC Company I Core Equity
  Fund                          79,935,818  1.39      1.59      270,572,131       1.16     0.40   1.85     9.48      11.08
VALIC Company I Dividend
  Value Fund                   240,335,035  1.38      1.61      640,478,092       1.79     0.40   1.85     7.21       8.78
VALIC Company I Dynamic
  Allocation Fund              225,671,419  1.18      1.21      270,147,907       1.58     0.40   1.85     2.33       3.61
VALIC Company I Emerging
  Economies Fund               665,527,599  0.66      0.88      597,079,271       1.47     0.40   1.85    -7.30      -5.94
VALIC Company I Global Real
  Estate Fund                  305,179,712  1.31      1.37      407,259,854       4.68     0.40   1.85    10.01      11.39
VALIC Company I Global Social
  Awareness Fund                71,601,453  1.23      1.42      404,834,510       1.42     0.40   1.85     5.99       7.54
VALIC Company I Global
  Strategy Fund                263,440,548  1.31      1.99      506,653,578       3.35     0.40   1.85    -0.03       1.23
VALIC Company I Government
  Money Market I Fund          164,765,549  0.93      1.00      331,649,424       0.01     0.40   1.85    -1.82      -0.39
VALIC Company I Government
  Securities Fund               32,589,746  1.07      3.99      117,630,636       2.41     0.40   1.85     3.59       4.89
VALIC Company I Growth &
  Income Fund                   32,066,742  1.52      3.80      112,600,339       0.73     0.40   1.85    12.04      13.45
VALIC Company I Growth Fund    577,668,720            1.54      976,737,260       0.83     0.40   1.85     8.70      10.29
VALIC Company I Health
  Sciences Fund                180,846,975  2.69      4.32      741,351,192       0.00     0.40   1.85    29.16      30.79
VALIC Company I Inflation
  Protected Fund               343,815,581  1.06      1.35      447,353,246       1.87     0.40   1.85     1.09       2.36
VALIC Company I International
  Equities Index Fund          477,197,431  1.06      2.02      878,599,042       2.63     0.40   1.85    -7.18      -6.01

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                 December 31, 2014                     For the Year Ended December 31 2014
                                     ----------------------------------------------  -----------------------------------------------
                                                                                     Investment Expense Ratio
                                                 Unit Value ($)/(a)/                   Income      (%)/(d)/    Total Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- ---------------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest     Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------     -------
VALIC Company I International
  Equities Index Fund                477,197,431  1.06       2.02      878,599,042      2.63     0.40   1.85    -7.18      -6.01
VALIC Company I International
  Government Bond Fund                57,426,985  1.01       1.27      171,075,868      1.90     0.40   1.85    -0.49       0.96
VALIC Company I International
  Growth Fund                        181,601,799  1.17       3.01      507,941,781      1.87     0.40   1.85    -5.23      -4.04
VALIC Company I International Value
  Fund                               662,436,645  0.94       1.07      843,021,507      2.03     0.40   1.85   -13.25     -11.99
VALIC Company I Large Cap Core
  Fund                                77,828,281  1.68       2.24      168,547,289      0.92     0.40   1.85    11.19      12.59
VALIC Company I Large Capital
  Growth Fund                        242,825,241  1.36       1.44      414,316,983      0.46     0.40   1.85     9.41      11.00
VALIC Company I Mid Cap Index
  Fund                               181,983,085  1.56       1.70    3,132,716,853      1.09     0.40   1.85     7.41       8.97
VALIC Company I Mid Cap Strategic
  Growth Fund                        138,081,014  1.31       1.35      275,076,835      0.51     0.40   1.85     1.33       2.81
VALIC Company I Nasdaq-100 Index
  Fund                               221,062,156  1.22       1.82      256,140,583      0.71     0.40   1.85    16.51      17.98
VALIC Company I Science &
  Technology Fund                    207,052,424  1.60       1.69      942,200,179      0.12     0.40   1.85    12.33      13.97
VALIC Company I Small Cap
  Aggressive Growth Fund              49,888,671  1.58       2.20      106,181,397      0.00     0.40   1.85     7.89       9.25
VALIC Company I Small Cap Fund        77,943,885  1.56       1.64      359,694,876      0.32     0.40   1.85     2.10       3.59
VALIC Company I Small Cap Index
  Fund                               181,699,697  1.50       1.55    1,051,213,032      1.22     0.40   1.85     2.84       4.34
VALIC Company I Small Cap Special
  Values Fund                        137,726,181  1.50       1.66      222,234,302      0.72     0.40   1.85     5.01       6.33
VALIC Company I Small Mid Growth
  Fund                                74,225,207  1.48       1.68      120,734,464      0.03     0.40   1.85     9.04      10.41
VALIC Company I Stock Index Fund     509,445,145  1.48      72.89    4,217,167,533      1.59     0.33   1.85    12.83      12.91
VALIC Company I Value Fund            51,425,430  1.55       2.12      104,102,132      1.61     0.40   1.85     9.36      10.73
VALIC Company II Aggressive
  Growth Lifestyle Fund              185,272,756  1.37       2.96      515,139,973      0.92     0.15   1.60     2.64       3.94
VALIC Company II Capital
  Appreciation Fund                   25,635,001  1.60       1.74       42,147,910      0.44     0.15   1.60     6.88       8.22
VALIC Company II Conservative
  Growth Lifestyle Fund              123,317,312  1.23       2.81      324,988,114      1.93     0.15   1.60     2.01       3.29
VALIC Company II Core Bond Fund      362,992,296  1.11       1.42      714,083,549      1.90     0.15   1.60     3.77       5.28
VALIC Company II Government
  Money Market II Fund               129,017,658  0.94       1.31      158,687,914      0.01     0.15   1.60    -1.58      -0.34
VALIC Company II High Yield Bond
  Fund                               136,270,181  1.21       2.66      338,332,083      4.88     0.15   1.60     1.22       2.49
VALIC Company II International
  Opportunities Fund                 264,766,357  1.06       2.19      546,227,759      1.27     0.15   1.60    -6.72      -5.54
VALIC Company II Large Cap Value
  Fund                                70,147,074  1.57       2.96      194,385,587      1.12     0.15   1.60     8.98      10.35
VALIC Company II Mid Cap Growth
  Fund                                70,016,818  1.33       1.99      131,202,478      0.07     0.15   1.60     0.59       1.85
VALIC Company II Mid Cap Value
  Fund                               167,438,142  1.49       1.50      866,424,764      0.30     0.15   1.60     5.03       6.56
VALIC Company II Moderate Growth
  Lifestyle Fund                     281,014,873  1.31       3.02      796,885,588      1.29     0.15   1.60     2.61       3.91
VALIC Company II Small Cap
  Growth Fund                         34,657,295  1.49       2.83       92,186,389      0.00     0.15   1.60    -1.57      -0.33
VALIC Company II Small Cap Value
  Fund                               147,595,203  1.43       1.52      531,491,117      0.90     0.15   1.60     3.87       5.38
VALIC Company II Socially
  Responsible Fund                   287,490,736  1.71       2.65      716,042,859      1.30     0.15   1.60    13.70      15.13
VALIC Company II Strategic Bond
  Fund                               227,800,046  1.15       2.86      607,548,162      3.69     0.15   1.60     2.30       3.58
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares         42,734,912  1.19       2.10       84,501,450      2.14     0.65   2.10     4.73       6.05
Vanguard LifeStrategy Growth Fund
  Investor Shares                     99,085,412  1.33       2.30      214,115,498      2.13     0.65   2.10     4.95       6.27
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        106,092,172  1.27       2.25      224,613,412      2.11     0.65   2.10     4.85       6.16
Vanguard Long-Term Investment-
  Grade Fund Investor Shares         100,256,578  1.35       1.76      329,543,706      4.29     0.40   1.85    16.00      17.69
Vanguard Long-Term Treasury Fund
  Investor Shares                     79,135,119  1.35       1.73      264,756,446      3.07     0.40   1.85    22.98      24.77
Vanguard Wellington Fund Investor
  Shares                             475,391,229  1.41       1.52    1,830,151,862      2.53     0.65   2.10     7.54       9.11
Vanguard Windsor II Fund Investor
  Shares                             501,441,264  1.37       1.60    1,845,782,701      2.22     0.65   2.10     8.85      10.44

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2019, the date the financial statements were issued, and has determined that no additional items require disclosure.

The Variable Annuity Life
Insurance Company
Audited Statutory Financial Statements
At December 31, 2018 and 2017 and
for each of the three years ended December 31, 2018

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

                                                                                                                           Page
                                                                                                                           ----
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report..............................................................................................   2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2018 and 2017................   4
Statutory Statements of Operations for the Years Ended December 31, 2018, 2017 and 2016...................................   6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2018, 2017 and 2016...............   7
Statutory Statements of Cash Flows for the Years Ended December 31, 2018, 2017 and 2016...................................   8

NOTES TO STATUTORY FINANCIAL STATEMENTS
1.   Nature of Operations.................................................................................................   9
2.   Summary of Significant Accounting Policies...........................................................................   9
3.   Investments..........................................................................................................  20
4.   Securities Lending and Repurchase Agreements.........................................................................  28
5.   Restricted Assets....................................................................................................  31
6.   Subprime Mortgage Risk Exposure......................................................................................  31
7.   Derivatives..........................................................................................................  32
8.   Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of
     Credit Risk..........................................................................................................  35
9.   Fair Value Measurements..............................................................................................  35
10.  Aggregate Policy Reserves and Deposit Fund Liabilities...............................................................  41
11.  Separate Accounts....................................................................................................  41
12.  Reserves for Guaranteed Policy Benefits and Enhancements.............................................................  43
13.  Reinsurance..........................................................................................................  44
14.  Federal Income Taxes.................................................................................................  46
15.  Capital and Surplus..................................................................................................  52
16.  Retirement Plans and Share-Based and Deferred Compensation Plans.....................................................  52
17.  Debt.................................................................................................................  53
18.  Commitments and Contingencies........................................................................................  54
19.  Related Party Transactions...........................................................................................  56
20.  Subsequent Events....................................................................................................  60
21   Loan-Backed and Structured Security Impairments and Structured Notes Holdings........................................  61

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities...........................................................................  64
Supplemental Investment Risks Interrogatories.............................................................................  66
Supplemental Summary Investment Schedule..................................................................................  72

                        Report of Independent Auditors

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company

We have audited the accompanying statutory financial statements of The Variable Annuity Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 22, 2019

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

                                                                December 31,
                                                               ---------------
 (in millions)                                                  2018    2017
 -------------                                                 ------- -------
 Admitted assets
    Cash and investments
        Bonds................................................. $35,775 $35,608
        Preferred stock.......................................      41      39
        Common stock..........................................      21      76
        Cash, cash equivalents and short-term investments.....     189     135
        Mortgage loans........................................   6,601   5,821
        Real estate...........................................      29      42
        Contract loans........................................     609     653
        Derivatives...........................................     213     216
        Securities lending reinvested collateral assets.......     354     160
        Other invested assets.................................     962   1,528
                                                               ------- -------
    Total cash and investments................................  44,794  44,278
    Amounts receivable under reinsurance contracts............     123       2
    Deferred tax asset........................................      49      59
    Due and accrued investment income.........................     618     458
    Receivables from affiliates...............................     166     264
    Other assets..............................................     213      29
    Separate account assets...................................  32,491  36,575
                                                               ------- -------
 Total admitted assets........................................ $78,454 $81,665
                                                               ======= =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

                                                                    December 31,
                                                                  ----------------
(in millions, except per share data)                                2018     2017
------------------------------------                              -------  -------
Liabilities
   Policy reserves and contractual liabilities
       Life and annuity reserves................................. $36,339  $35,802
       Liabilities for deposit-type contracts....................   5,238    4,917
                                                                  -------  -------
   Total policy reserves and contractual liabilities.............  41,577   40,719
   Payable to affiliates.........................................      76       70
   Interest maintenance reserve..................................      83      133
   Amounts withheld or retained by Company as agent or trustee
     and held for agents' account................................      27       25
   Federal income taxes payable..................................      57       16
   Payable for securities lending................................     359      247
   Repurchase agreements.........................................      39      222
   Collateral for derivatives program............................     181      272
   Accrued expenses and other liabilities........................     220       78
   Net transfers to (from) separate accounts due or accrued......     114      (18)
   Asset valuation reserve.......................................     541      526
   Separate account liabilities..................................  32,491   36,575
                                                                  -------  -------
Total liabilities................................................  75,765   78,865
                                                                  -------  -------
Commitments and contingencies (see Note 18)

Capital and surplus
   Common stock, $1 par value; 5,000,000 shares authorized;
     3,575,000 issued and outstanding............................       4        4
   Other than special deficit funds..............................      (3)      (3)
   Gross paid-in and contributed surplus.........................   2,263    2,263
   Unassigned surplus............................................     425      536
                                                                  -------  -------
Total capital and surplus........................................   2,689    2,800
                                                                  -------  -------
Total liabilities and capital and surplus........................ $78,454  $81,665
                                                                  =======  =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

                                                         Years Ended December 31,
                                                        -------------------------
(in millions)                                             2018     2017     2016
-------------                                           -------  -------  -------
Revenues
   Premiums and annuity considerations................. $ 4,617  $ 4,203  $ 4,636
   Net investment income...............................   2,189    2,080    2,085
   Amortization of interest maintenance reserve........      33       26       24
   Reserve adjustments on reinsurance ceded............     499       --       --
   Commissions and expense allowances..................       1       --       --
   Separate account fees...............................     363      350      320
   Other income........................................     243      230      216
                                                        -------  -------  -------
Total revenues.........................................   7,945    6,889    7,281
                                                        -------  -------  -------
Benefits and expenses
   Annuity benefits....................................     538      535      519
   Surrender benefits..................................   6,448    5,700    5,426
   Other benefits......................................     103      156      149
   Change in reserves..................................     537      507    1,404
   Commissions.........................................     182      164      173
   General insurance expenses..........................     333      265      280
   Net transfers from separate accounts................  (1,200)  (1,513)  (1,549)
   Other expenses......................................     119      117      108
                                                        -------  -------  -------
Total benefits and expenses............................   7,060    5,931    6,510
                                                        -------  -------  -------
Net gain from operations before federal income taxes...     885      958      771
Federal income tax expense.............................     189      218      130
                                                        -------  -------  -------
Net gain from operations...............................     696      740      641
Net realized capital (losses) gains....................     (14)    (100)     117
                                                        -------  -------  -------
Net income............................................. $   682  $   640  $   758
                                                        =======  =======  =======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                                                 Other
                                                                 Than
                                                                Special     Gross                Total
                                                                Surplus  Paid-In and            Capital
                                                        Common (Deficit) Contributed Unassigned   and
(in millions)                                           Stock    Funds     Surplus    Surplus   Surplus
-------------                                           ------ --------- ----------- ---------- -------
Balance, January 1, 2016...............................  $ 4      $(3)     $2,699      $  23    $2,723
                                                         ---      ---      ------      -----    ------
   Net income..........................................   --       --          --        758       758
   Change in net unrealized capital gains (losses).....   --       --          --       (248)     (248)
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --        (66)      (66)
   Change in deferred tax..............................   --       --          --        (58)      (58)
   Change in non-admitted assets.......................   --       --          --        (91)      (91)
   Change in asset valuation reserve...................   --       --          --        146       146
   Change in surplus from separate accounts............   --       --          --         52        52
   Return of capital...................................   --       --        (413)        --      (413)
   Dividends to stockholder............................   --       --          --       (411)     (411)
   Prior period corrections (see Note 2)...............   --       --          --         (4)       (4)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2016.............................  $ 4      $(3)     $2,286      $ 101    $2,388
                                                         ===      ===      ======      =====    ======
   Net income..........................................   --       --          --        640       640
   Change in net unrealized capital gains (losses).....   --       --          --         (8)       (8)
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --         88        88
   Change in deferred tax..............................   --       --          --       (255)     (255)
   Change in non-admitted assets.......................   --       --          --        234       234
   Change in reserve on account of change in valuation
     basis.............................................   --       --          --         (5)       (5)
   Change in asset valuation reserve...................   --       --          --         28        28
   Change in surplus from separate accounts............   --       --          --          4         4
   Other changes in surplus in separate accounts.......   --       --          --         (4)       (4)
   Dividends to stockholder............................   --       --          --       (346)     (346)
   Return of capital...................................   --       --         (23)        --       (23)
   Prior period corrections (see Note 2)...............   --       --          --         73        73
   Other changes.......................................   --       --          --        (14)      (14)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2017.............................  $ 4      $(3)     $2,263      $ 536    $2,800
                                                         ===      ===      ======      =====    ======
   Net income..........................................   --       --          --        682       682
   Change in net unrealized capital gains (losses).....   --       --          --         41        41
   Change in net unrealized foreign exchange capital
     gains (losses)....................................   --       --          --        (73)      (73)
   Change in deferred tax..............................   --       --          --        (16)      (16)
   Change in non-admitted assets.......................   --       --          --        (81)      (81)
   Change in asset valuation reserve...................   --       --          --        (15)      (15)
   Change in surplus from separate accounts............   --       --          --         --        --
   Other changes in surplus in separate accounts.......   --       --          --         --        --
   Dividends to stockholder............................   --       --          --       (649)     (649)
                                                         ---      ---      ------      -----    ------
Balance, December 31, 2018.............................  $ 4      $(3)     $2,263      $ 425    $2,689
                                                         ===      ===      ======      =====    ======

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

                                                             Years Ended December 31,
                                                            -------------------------
(in millions)                                                 2018     2017     2016
-------------                                               -------  -------  -------
Cash from operations
   Premium and annuity considerations, collected, net
     of reinsurance........................................ $ 5,209  $ 4,203  $ 4,636
   Net investment income...................................   1,861    1,849    1,900
   Other income............................................     526      576      536
                                                            -------  -------  -------
   Total revenue received..................................   7,596    6,628    7,072
                                                            -------  -------  -------
   Benefits paid...........................................   7,210    6,386    5,987
   Net transfers from separate accounts....................  (1,332)  (1,518)  (1,635)
   Commissions and expenses paid...........................     635      554      554
   Federal income taxes....................................     139      240      158
                                                            -------  -------  -------
   Total benefits and expenses paid........................   6,652    5,662    5,065
                                                            -------  -------  -------
Net cash provided by operations............................     944      966    2,008
                                                            =======  =======  =======
Cash from investments
   Proceeds from investments sold, matured or repaid:
       Bonds...............................................   8,272    9,315    7,452
       Stocks..............................................       1        1       21
       Mortgage loans......................................     467    1,303      684
       Real estate.........................................      --       27       35
       Other invested assets...............................     869    3,306    3,496
       Miscellaneous proceeds..............................     203      112      (22)
                                                            -------  -------  -------
   Total proceeds from investments sold, matured or
     repaid................................................   9,812   14,064   11,666
                                                            -------  -------  -------
   Cost of investments acquired:
       Bonds...............................................   8,425    9,441    9,598
       Stocks..............................................       9        4        6
       Mortgage loans......................................   1,301    2,054    1,056
       Real estate.........................................      --       38       76
       Other invested assets...............................     478    3,195    2,624
       Securities lending reinvested collateral assets.....      --       --       77
       Miscellaneous purchases.............................       6       78      211
                                                            -------  -------  -------
   Total cost of investments acquired......................  10,219   14,810   13,648
                                                            -------  -------  -------
   Net adjustment in contract loans........................     (44)     (30)     (40)
                                                            -------  -------  -------
Net cash used in investing activities......................    (363)    (716)  (1,942)
                                                            =======  =======  =======
Cash from financing and miscellaneous sources
   Cash provided (applied):
       Return of capital...................................      --      (23)    (140)
       Net deposits on deposit-type contracts..............     264      146      274
       Dividends to Parent.................................    (649)    (346)    (335)
       Change in securities lending payable................     112        2       76
       Other, net..........................................    (254)     (36)     148
                                                            -------  -------  -------
Net cash (used) provided in financing and
  miscellaneous activities.................................    (527)    (257)      23
                                                            =======  =======  =======
Net increase (decrease) in cash, cash equivalents and
  short-term investments...................................      54       (7)      89
Cash, cash equivalents and short-term investments at
  beginning of year........................................     135      142       53
                                                            -------  -------  -------
Cash, cash equivalents and short-term investments at
  end of year.............................................. $   189  $   135  $   142
                                                            =======  =======  =======
Non-cash investing/financing activities, excluded from
  above:
   Non-cash dividends and return of capital
     distributed to Parent................................. $    --  $    --  $  (349)
   Non-cash transfer from Other Invested Assets to
     Mortgage Loans........................................      --      525       --
   Non-cash AIG Global Real Estate transactions............     178       --       --
   Non-cash Investment Real Estate sale....................      59       --       --
   Non-cash Fortitude Re settlement........................      12       --       --

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company (VALIC or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 50 states and the District of Columbia.

The Company is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable annuities, and mutual funds and plan administrative and compliance services. The Company utilizes career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual annuity deposits for any individual advisor in 2018 or 2017 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

In February 2018, VALIC and its U.S. life insurance company affiliates, American General Life Insurance Company (AGL) and The United States Life Insurance Company in the City of New York (USL) each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 13 - Reinsurance for further details relating to this agreement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

Effective December 31, 2017, VALIC received approval from the TDI to apply a permitted practice in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019, or any earlier date relative to changes in the SAP framework that addresses this issue. The permitted practice allows VALIC to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (SSAP)
No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge is effective for certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps and swaptions that VALIC determined are effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86. Upon adoption, the effect of the original permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors" as of January 1, 2017 and decreased surplus by $12 million.

The Insurance Commissioner of State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

                                                                      December 31,
                                                                     --------------
(in millions)                                                  SSAP#  2018    2017
-------------                                                  ----- ------  ------
NET INCOME
State basis...................................................       $  682  $  640
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges - NII.......................  86       --       6
   Effective interest rate hedges - RG(L).....................            3      (3)
State prescribed practices that increase (decrease) NAIC SAP:
                                                                     ------  ------
Net income, NAIC SAP..........................................       $  685  $  643
                                                                     ======  ======
SURPLUS
State basis...................................................       $2,689  $2,800
State permitted practices that increase (decrease) NAIC SAP:
   Effective interest rate hedges.............................  86      (35)     23
State prescribed practices that increase (decrease) NAIC SAP:
                                                                     ------  ------
Statutory capital and surplus, NAIC SAP.......................       $2,654  $2,823
                                                                     ======  ======

In the event VALIC had not employed any or all of these permitted and prescribed practices, VALIC's risk-based capital (RBC) would not have triggered a regulatory event.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

..  application of other-than-temporary impairments (OTTI);

.. estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

..  fair value measurements of certain financial assets; and

..  policy reserves for life and annuity, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance. The Company does not believe such revisions would have a material impact on statutory capital and surplus.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that
(1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities
(CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Hedge accounting was not used for any derivative instruments in 2018, except as allowed under the permitted practice described above related to certain hedges beginning 2017.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of
(a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets amounted to $519 million and $438 million at December 31, 2018 and 2017, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43).

Policy reserves are established according to different methods.

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves.
$114 million in cash flow testing reserves were held at December 31, 2018.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB), which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of: (1) the contract holder's account value or (2) a GMDB, which varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated at up to 3 percent per annum (subject to certain caps). Death benefits on GMDB policies reduce on a proportional basis when a partial withdrawal occurs. This applies to all contracts issued in states where the proportional GMDB is

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

approved except where precluded by contract for a very limited number of groups. Prior to December 2003, the Company sold variable annuity contracts containing a GMDB where the death benefits reduce on a dollar-for-dollar basis when a partial withdrawal occurs.

The guaranteed minimum withdrawal benefit (GMWB) is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

In addition, the Company is a reinsurer for the guaranteed minimum income benefit (GMIB), GMWB and GMDB on certain variable annuities issued in Japan by MetLife Insurance K.K. (MetLife in Japan). The GMIB is an optional feature that guarantees that the income benefit upon annuitization will not be less than the guaranteed income benefit even if the accumulation value of the contract falls to zero. New business under these reinsurance agreements was no longer accepted after March 31, 2009.

All direct and assumed GMIB, GMWB and GMDB benefits are included in the calculation of the policy reserves for variable annuities pursuant to AG 43.

AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with guaranteed death and living benefits. These reserves are derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG 43. The greater of these two reserve balances is the AG 43 reserve.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

There was no correction of errors related to prior period in 2018.

In 2017, certain prior year errors were identified and corrected, which increased unassigned surplus by $73 million on a pre-tax basis or $48 million after tax. The most significant of these were decreases in reserves for fixed index annuities.

There was no correction of errors related to prior period in 2016.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 - 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs
(DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include
1) each

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

                                                  Gross      Gross
                                      Statement Unrealized Unrealized  Fair
  (in millions)                         Value     Gains      Losses    Value
  -------------                       --------- ---------- ---------- -------
  December 31, 2018
  Bonds:
     U.S. government obligations.....  $   631    $   56     $  (9)   $   678
     All other governments...........    1,197        16       (40)     1,173
     States, territories and
       possessions...................      278         5        (5)       278
     Political subdivisions of
       states, territories and
       possessions...................      168        12        (1)       179
     Special revenue.................    3,706        70       (86)     3,690
     Industrial and miscellaneous....   29,691       824      (671)    29,844
     Hybrid securities...............      104         4        (1)       107
     Parent, subsidiaries and
       affiliates....................       --        --        --         --
                                       -------    ------     -----    -------
  Total bonds........................   35,775       987      (813)    35,949
                                       -------    ------     -----    -------
     Preferred stock.................       41         5        --         46
     Common stock/*/.................       21        --        --         21
                                       -------    ------     -----    -------
  Total equity securities............       62         5        --         67
                                       -------    ------     -----    -------
  Total..............................  $35,837    $  992     $(813)   $36,016
                                       =======    ======     =====    =======
  December 31, 2017
  Bonds:
     U.S. government obligations.....  $   652    $   72     $  (6)   $   718
     All other governments...........    1,084        49        (7)     1,126
     States, territories and
       possessions...................      293        16        --        309
     Political subdivisions of
       states, territories and
       possessions...................      157        21        --        178
     Special revenue.................    3,758       116       (43)     3,831
     Industrial and miscellaneous....   27,119     1,254      (196)    28,177
     Hybrid securities...............       74        10        --         84
     Parent, subsidiaries and
       affiliates....................    2,471       244        --      2,715
                                       -------    ------     -----    -------
  Total bonds........................   35,608     1,782      (252)    37,138
                                       -------    ------     -----    -------
     Preferred stock.................       39         6        --         45
     Common stock/*/.................       76        --        --         76
                                       -------    ------     -----    -------
  Total equity securities............      115         6        --        121
                                       -------    ------     -----    -------
  Total..............................  $35,723    $1,788     $(252)   $37,259
                                       =======    ======     =====    =======

* At December 31, 2018, the Company had no net investments in the common stock of affiliates. At December 31, 2017, the Company held $63 million of investments in affiliates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                        Less than 12 Months 12 Months or More       Total
                                                        ------------------  ----------------  -----------------
                                                                  Gross              Gross              Gross
                                                        Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                           Value     Losses    Value    Losses    Value    Losses
-------------                                           ------  ----------  ------ ---------- ------- ----------
December 31, 2018
Bonds:
   U.S. government obligations......................... $    1    $  --     $  139   $  (9)   $   140   $  (9)
   All other governments...............................    515      (16)       296     (24)       811     (40)
   States, territories and possessions.................    168       (5)        21      --        189      (5)
   Political subdivisions of states, territories and
     possessions.......................................     23       --         14      (1)        37      (1)
   Special revenue.....................................    468      (11)     1,540     (74)     2,008     (85)
   Industrial and miscellaneous........................  8,063     (304)     5,608    (373)    13,671    (677)
   Hybrid securities...................................     28       (1)         8      (1)        36      (2)
   Parent, subsidiaries and affiliates.................     --       --         --      --         --      --
                                                        ------    -----     ------   -----    -------   -----
Total bonds............................................  9,266     (337)     7,626    (482)    16,892    (819)
                                                        ======    =====     ======   =====    =======   =====
   Preferred stock.....................................     --       --         --      --         --      --
   Common stock........................................      1       --         --      --          1      --
                                                        ------    -----     ------   -----    -------   -----
Total equity securities................................      1       --         --      --          1      --
                                                        ------    -----     ------   -----    -------   -----
Total.................................................. $9,267    $(337)    $7,626   $(482)   $16,893   $(819)
                                                        ======    =====     ======   =====    =======   =====
December 31, 2017
Bonds:
   U.S. government obligations......................... $   60    $  (1)    $   96   $  (5)   $   156   $  (6)
   All other governments...............................    127       (2)       115      (5)       242      (7)
   States, territories and possessions.................      1       --         --      --          1      --
   Political subdivisions of states, territories and
     possessions.......................................     10       --          1      --         11      --
   Special revenue.....................................    618       (5)     1,099     (38)     1,717     (43)
   Industrial and miscellaneous........................  3,618      (88)     2,636    (108)     6,254    (196)
   Hybrid securities...................................      5       --          7      --         12      --
   Parent, subsidiaries and affiliates.................    246       --         --      --        246      --
                                                        ------    -----     ------   -----    -------   -----
Total bonds............................................  4,685      (96)     3,954    (156)     8,639    (252)
                                                        ======    =====     ======   =====    =======   =====
   Preferred stock.....................................     --       --         --      --         --      --
   Common stock........................................     --       --         --      (8)        --      (8)
                                                        ------    -----     ------   -----    -------   -----
Total equity securities................................     --       --         --      (8)        --      (8)
                                                        ------    -----     ------   -----    -------   -----
Total.................................................. $4,685    $ (96)    $3,954   $(164)   $ 8,639   $(260)
                                                        ======    =====     ======   =====    =======   =====

As of December 31, 2018 and 2017, the number of bonds and equity securities in an unrealized loss position was 2,181 and 1,204, respectively. Bonds comprised 2,177 of the total of which 799 were in a continuous loss position greater than 12 months at December 31, 2018. Bonds comprised 1,195 of the total of which 384 were in a continuous loss position greater than 12 months at December 31, 2017.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2018 and 2017, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

                                                      Statement  Fair
        (in millions)                                   Value    Value
        -------------                                 --------- -------
        December 31, 2018
        Due in one year or less......................  $   555  $   559
        Due after one year through five years........    5,323    5,346
        Due after five years through ten years.......    8,388    8,237
        Due after ten years..........................    7,400    7,219
        LBaSS........................................   14,133   14,612
                                                       -------  -------
        Total........................................  $35,799  $35,973
                                                       =======  =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $83 million and $96 million at December 31, 2018 and 2017, respectively which is the fair value. At December 31, 2018 and 2017, the Company had no income excluded from due and accrued for bonds.

At December 31, 2018, the Company's bond portfolio included bonds totaling
$2.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2017, the Company's bond portfolio included bonds totaling $1.9 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company's total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

                                                         December 31,
                                                         ----------
                                                         2018   2017
                                                         ----   ----
           Consumer cyclical............................ 22.3%  15.1%
           Consumer Noncyclical......................... 19.6   18.3
           Energy....................................... 12.4   13.2

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

                                              December 31, 2018 December 31, 2017
                                              ----------------- -----------------
                                              Statement  Fair   Statement  Fair
(in millions)                                   Value    Value    Value    Value
-------------                                 --------- ------- --------- -------
Loan-backed and structured securities........  $14,133  $14,612  $16,359  $17,201
                                               =======  =======  =======  =======

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


At December 31, 2018 and 2017, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2018 and 2017, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2018, 2017 and 2016, the Company recognized total OTTI of $15 million, $17 million and $37 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2018 and 2017, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

                       Less than 12 Months 12 Months or More       Total
                       ------------------  ----------------  ----------------
                                 Gross              Gross             Gross
                       Fair    Unrealized  Fair   Unrealized Fair   Unrealized
    (in millions)      Value     Losses    Value    Losses   Value    Losses
    -------------      ------  ----------  ------ ---------- ------ ----------
    December 31, 2018
       LBaSS.......... $2,266     $(41)    $2,860   $(129)   $5,126   $(170)
    December 31, 2017
       LBaSS.......... $2,248     $(18)    $2,080   $ (77)   $4,328   $ (95)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for
LBaSS:

                                                                                      December 31,
                                                                                      ------------
(in millions)                                                                         2018   2017
-------------                                                                         ----   ----
Balance, beginning of year........................................................... $529   $512
Increases due to:
   Credit impairment on new securities subject to impairment losses..................    6      6
   Additional credit impairment on previously impaired investments...................    9     11
Reduction due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell.............................................................  115     --
                                                                                       ----  ----
Balance, end of year................................................................. $429   $529
                                                                                       ====  ====

See Note 21 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2018.

Mortgage Loans

Mortgage loans had outstanding principal balances of $6.7 billion and $5.9 billion at December 31, 2018 and 2017, respectively. Contractual interest rates range from 2.05 percent to 8.55 percent. The mortgage loans at December 31, 2018 had maturity dates ranging from 2019 to 2055.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

                                                December 31,
                                                ------------
                                                 2018   2017
                                                -----  -----
                   Geographic distribution:
                      Mid-Atlantic.............  29.6%  29.8%
                      Pacific..................  20.8   23.3
                      Foreign..................  13.6    9.1
                      South Atlantic...........  12.8   12.5
                      West South Central.......   6.3    6.5
                      East North Central.......   6.2    6.6
                      New England..............   6.1    7.0
                      Mountain.................   3.6    4.2
                      East South Central.......   0.7    0.7
                      West North Central.......   0.3    0.3
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====
                   Property type distribution:
                      Multi-family.............  29.5%  26.7%
                      Office...................  26.7   27.4
                      Retail...................  19.4   21.3
                      Hotel/Motel..............   9.4    9.1
                      Industrial...............   5.5    4.0
                      Other....................   9.5   11.5
                                                -----  -----
                   Total....................... 100.0% 100.0%
                                                =====  =====

At December 31, 2018, there were 106 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately
70 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2018 and 2017:

                                   Years Ended December 31,
                                ------------------------------
                                     2018            2017
                                --------------  --------------
                 (in millions)  Maximum Minimum Maximum Minimum
                 -------------  ------- ------- ------- -------
                 Multi-family..  5.68%   2.05%   5.40%   2.10%
                 Retail........  5.48    3.82    4.92    3.70
                 Office........  5.10    3.66    5.43    3.69
                 Hotel.........  4.80    4.40    5.24    4.16
                 Industrial....  2.11    2.11    4.62    3.70
                 Other.........  5.51    2.10    5.00    2.88

The Company did not reduce any interest rates during 2018 and 2017.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was
95.0 percent and 95.0 percent in 2018 and 2017, respectively.

At December 31, 2018, the Company held no impaired mortgages with or without related allowances for credit losses. At December 31, 2017, the Company held $25 million in impaired mortgages with $4 million of related allowances for credit losses and $21 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $19 million and $98 million, at December 31, 2018 and 2017, respectively. The Company recognized no interest income for 2018, and recognized $2 million and $11 million in 2017 and 2016, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

                                                             December 31,
                                                            --------------
    (in millions)                                           2018 2017 2016
    -------------                                           ---- ---- ----
    Balance, beginning of year............................. $43  $44  $ 51
       Additions (reductions) charged to unrealized
         capital loss......................................   6    5     4
       Direct write-downs charged against allowance........  --   (6)  (11)
                                                            ---  ---  ----
    Balance, end of year................................... $49  $43  $ 44
                                                            ===  ===  ====

During 2018, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

                                                      December 31,
                                                      -------------
             (in millions)                             2018   2017
             -------------                            ------ ------
             Current................................. $6,600 $5,814
             30 - 59 days past due...................      1      2
             60 - 89 days past due...................     --      3
             90 - 179 days past due..................     --      2
                                                      ------ ------
             Total................................... $6,601 $5,821
                                                      ====== ======

At December 31, 2018 and 2017, the Company had mortgage loans outstanding under participant or co-lender agreements of $4.9 billion and $4.1 billion, respectively.

In addition, the Company had no restuructued loans for 2018 and $25 million in restructured loans at December 31, 2017.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2018 and 2017. In 2018, the Company had no outstanding commitment to debtors that hold loans with restructured terms. In 2017, the Company had an outstanding commitment of $2 million to debtors that hold loans with restructured terms.

Real Estate

The following table presents the components of the Company's investment in real estate:

                                                          December 31,
                                                          ------------
            (in millions)                                 2018   2017
            -------------                                 ----   ----
            Properties occupied by the Company........... $ 4    $ 4
            Properties held for production of income.....  --     38
            Properties held for sale.....................  25     --
                                                          ---    ---
            Total........................................ $29    $42
                                                          ===    ===

In 2018, the Company recognized no gains or losses on the sale of real estate property, while in 2017 and 2016, the Company recognized $10 million and $24 million in gains on the sale of real estate property respectively. The Company recognized $12 million in impairment write-downs for during 2018. The Company did not recognize any impairment write-downs for its investments in real estate during 2017 and 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table presents the components of the Company's other invested assets:

                                                        December 31,
                                                        ------------
          (in millions)                                 2018   2017
          -------------                                 ----  ------
          Investments in limited liability companies... $328  $  676
          Investments in limited partnerships..........  372     540
          Other unaffiliated investments...............  191      73
          Receivable for securities....................   79     251
          Initial margin for futures...................    4      19
          Non-admitted assets..........................  (12)    (31)
                                                        ----  ------
          Total........................................ $962  $1,528
                                                        ====  ======

The Company utilizes the look-through approach in valuing its investments in affiliated real estate investments which had an aggregate value of $225 million at December 31, 2018. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities including adjustments of SCA entities and/or non-SCA entities. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $19 million, $30 million and $26 million during 2018, 2017 and 2016, respectively.

Net Investment Income

The following table presents the components of net investment income:

                                              Years ended December 31,
                                              ----------------------
          (in millions)                        2018     2017    2016
          -------------                       ------   ------  ------
          Bonds.............................. $1,767   $1,585  $1,512
          Preferred stocks...................      2        2       3
          Cash and short-term investments....      2        1      --
          Mortgage loans.....................    296      255     232
          Real estate........................      8        5       6
          Contract loans.....................     31       33      35
          Derivatives........................     56      (24)     62
          Investment income from affiliates..     36      212     220
          Other invested assets..............     61       82      91
                                              ------   ------  ------
          Gross investment income............  2,259    2,151   2,161
          Investment expenses................    (70)     (71)    (76)
                                              ------   ------  ------
          Net investment income.............. $2,189   $2,080  $2,085
                                              ======   ======  ======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

                                                   Years Ended December 31,
                                                   -----------------------
          (in millions)                            2018     2017     2016
          -------------                            ----     -----   -----
          Bonds................................... $(64)   $ (26)   $(104)
          Cash and short-term investments.........    2       (7)       5
          Mortgage loans..........................  (13)      (8)      (7)
          Real estate.............................  (12)      10       24
          Derivatives.............................   37      (93)     (51)
          Other invested assets...................   10      (13)     266
                                                    ----    -----   -----
          Realized capital (losses) gains.........  (40)    (137)     133
          Federal income tax benefit (expense)....    8       48      (46)
          Net losses (gains) transferred to IMR...   18      (11)      30
                                                    ----    -----   -----
          Net realized capital (losses) gains..... $(14)   $(100)   $ 117
                                                    ====    =====   =====

During 2018, 2017 and 2016, the Company recognized $44 million, $44 million and $74 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

                                                 Years Ended December 31,
                                                 ----------------------
        (in millions)                             2018     2017    2016
        -------------                            ------   ------  ------
        Proceeds................................ $3,323   $2,493  $3,421
                                                 ------   ------  ------
        Gross realized capital gains............ $   35   $   67  $  122
        Gross realized capital losses...........    (60)     (26)   (129)
                                                 ------   ------  ------
        Net realized capital (losses) gains..... $  (25)  $   41  $   (7)
                                                 ======   ======  ======

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

                                                 Years Ended December 31,
                                                 -----------------------
             (in millions)                       2018    2017     2016
             -------------                       ----    ----     -----
             Bonds.............................. $(72)   $112    $ (40)
             Preferred and common stocks........   25      (2)       4
             Mortgage loans.....................  (45)     47      (51)
             Derivatives........................   80     (70)     (50)
             Other invested assets..............  (33)     24     (349)
             Federal income tax benefit
               (expense)........................   13     (31)     172
                                                  ----    ----    -----
             Net change in unrealized (losses)
               gains of investments............. $(32)   $ 80    $(314)
                                                  ====    ====    =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

                                        Number             Aggregate
                                        of 5*    Aggregate   Fair
            Investment                Securities   BACV      Value
            ----------                ---------- --------- ---------
            (in millions)
            -------------
            2018
            Bonds - AC...............     14       $117      $115
            LBass - AC...............     --         --        --
            Preferred Stock - AC.....      2          4         6
            Preferred Stock - FV.....     --         --        --
                                          --       ----      ----
            Total....................     16       $121      $122
                                          ==       ====      ====
            2017
            Bonds - AC...............      9       $ 52      $ 53
            LBass - AC...............     --         --        --
            Preferred Stock - AC.....     --         --        --
            Preferred Stock - FV.....     --         --        --
                                          --       ----      ----
            Total....................      9       $ 52      $ 53
                                          ==       ====      ====
            AC - Amortized Cost
            FV - Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2018 and 2017, the Company had bonds loaned with a fair value of approximately $351 million and $241 million, respectively, to unaffiliated parties as part of the securities lending program. These loaned securities are classified as bonds on the Company's balance sheet.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 30 days or less.................... $ 25   $ 92
                 31 to 60 days......................   56     25
                 61 to 90 days......................  278    130
                 Greater than 90 days...............   --     --
                                                      ----  ----
                 Subtotal...........................  359    247
                 Securities collateral received.....   --     --
                                                      ----  ----
                 Total collateral received.......... $359   $247
                                                      ====  ====

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Open positions.....................   $354     $354     $160     $160
                                            ----     ----     ----     ----
      Subtotal...........................    354      354      160      160
      Securities collateral received.....     --       --       --       --
                                            ----     ----     ----     ----
      Total collateral reinvested........   $354     $354     $160     $160
                                            ====     ====     ====     ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Repurchase Agreements

At December 31, 2018 and 2017, bonds with a fair value of approximately $40 million and $233 million respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Open positions..................... $39    $ --
                 30 days or less....................  --      42
                 31 to 60 days......................  --      70
                 61 to 90 days......................  --     110
                 Greater than 90 days...............  --      --
                                                     ---    ----
                 Subtotal...........................  39     222
                 Securities collateral received.....  --      --
                                                     ---    ----
                 Total collateral received.......... $39    $222
                                                     ===    ====

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity.......   $12    $ 32     $16     $17    $ 10   $   35   $ 19     $ 1
Overnight................    --      33       3      --      --      256     22       1
2 Days to 1 Week.........    --      66       9      --      --      394     69      --
> 1 Week to 1 Month......    --     128      38      --      76      853    373      29
> 1 Month to 3 Months....    --     179      78      --     189    1,077    432       7
> 3 Months to 1 Year.....    --      29       2      --      --       --     --      --
> 1 Year.................    --      --      --      --      --       --     --      --

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Open - No Maturity.......   $32    $ 43     $35     $43    $ 38   $   50   $ 42     $39
Overnight................     2      22       9       2       1       33      5      --
2 Days to 1 Week.........    --      --      --      --      --       --     --      --
> 1 Week to 1 Month......    --      --      --      --      --       --     --      --
> 1 Month to 3 Months....    --      --      --      --      --       --     --      --
> 3 Months to 1 Year.....    --      --      --      --      --       --     --      --
> 1 Year.................    --      --      --      --      --       --     --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the Company's liability to return collateral for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
-                            1       2       3       4       5       6       7       8
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
Cash (Collateral - All)..   $12    $466    $146     $17    $274   $2,616   $914     $39

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
                          Minimum Maximum Balance Balance Minimum Maximum Balance Balance
                          ------- ------- ------- ------- ------- ------- ------- -------
Cash (Collateral - All)..   $34    $ 65    $ 44     $45    $ 39   $   83   $ 47     $39

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Open positions.....................    $41      $40     $ --     $ --
      Greater than three years...........     --       --      211      233
                                             ---      ---     ----     ----
      Subtotal...........................     41       40      211      233
      Securities collateral received.....     --       --       --       --
                                             ---      ---     ----     ----
      Total collateral reinvested........    $41      $40     $211     $233
                                             ===      ===     ====     ====

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                                   FIRST QUARTER                  SECOND QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
BACV.....................   $--     $--     $--     $17     $--     $--     $--     $36
Non-admitted - Subset of
  BACV...................    --      --      --      --      --      --      --      --
Fair Value...............    --      --      --      17      --      --      --      34

                                   THIRD QUARTER                  FOURTH QUARTER
                          ------------------------------- -------------------------------
                                          Average                         Average
                                           Daily  Ending                   Daily  Ending
(in millions)             Minimum Maximum Balance Balance Minimum Maximum Balance Balance
-------------             ------- ------- ------- ------- ------- ------- ------- -------
BACV.....................   $--     $--     $--     $48     $--     $--     $--     $41
Non-admitted - Subset of
  BACV...................    --      --      --      --      --      --      --      --
Fair Value...............    --      --      --      46      --      --      --      40

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2018:

                     1     2      3      4      5      6      7       8
                                                                     Non-
     (in millions)  None NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6 Admitted
     -------------  ---- ------ ------ ------ ------ ------ ------ --------
     Bonds - BACV.. $--    $6    $25     $9    $ 1    $--    $--     $--
     Bonds - FV.... $--    $6    $25     $9    $--    $--    $--     $--

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company's restricted assets:

                                                         December 31,
                                                         -----------
           (in millions)                                  2018   2017
           -------------                                 ------  ----
           On deposit with states....................... $    3  $  3
           Securities lending...........................    338   228
           Collateral held on securities lending........    359   247
           FHLB stock and collateral pledged............    486   142
           Subject to repurchase agreements.............     41   211
           Collateral for derivatives...................     37    70
           Other restricted assets......................      2    --
                                                         ------  ----
           Total........................................ $1,266  $901
                                                         ======  ====

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

.. An interest rate above prime to borrowers who do not qualify for prime rate loans;

..  Borrowers with low credit ratings (FICO scores);

..  Interest-only or negative amortizing loans;

..  Unconventionally high initial loan-to-value ratios;

.. Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

.. Borrowers with less than conventional documentation of their income and/or net assets;

.. Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

.. Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company's investments with subprime exposures:

                                             Book
                                           Adjusted            OTTI
                                    Actual Statement Fair   Recognized
          (in millions)              Cost    Value   Value   to Date
          -------------             ------ --------- ------ ----------
          December 31, 2018
          In general account:
             RMBS..................  $464    $463    $  547    $(44)
             CDOs..................   372     367       380     (10)
                                     ----    ----    ------    ----
          Total subprime exposure..  $836    $830    $  927    $(54)
                                     ====    ====    ======    ====
          December 31, 2017
          In general account:
             RMBS..................  $444    $451    $  553    $(49)
             CDOs..................   500     501       513     (21)
                                     ----    ----    ------    ----
          Total subprime exposure..  $944    $952    $1,066    $(70)
                                     ====    ====    ======    ====

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. As discussed in Note 2, the Company received approval from the TDI to apply a permitted practice, whereby certain interest rate swaps and swaptions that are used to hedge guaranteed minimum withdrawal benefits are reported at amortized cost. The cost basis of these swaps is carried on the balance sheet and amortized into net investment income over the life of the swap. Periodic cash settlements are also recognized in net investment income. All other derivative financial instruments that do not qualify for hedge accounting are carried at fair value and the changes in fair value are recorded in surplus as unrealized gains or losses, net of deferred taxes. The statement value of the Company's exchange traded futures contracts reflects the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $80 Million in 2018 and unrealized capital losses of $71 million and $50 million in 2017 and 2016, respectively, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

                                        December 31, 2018         December 31, 2017
                                    ------------------------  ------------------------
                                    Contract                  Contract
                                       or                        or
                                    Notional Statement Fair   Notional Statement Fair
(in millions)                        Amount    Value   Value   Amount    Value   Value
-------------                       -------- --------- -----  -------- --------- -----
Assets:
   Interest rate contracts.........  $2,337    $  40   $  50   $2,775    $  67   $  60
   Foreign exchange contracts......   1,579      109     109      405       28      28
   Equity contracts................   5,680      380     380    4,423      303     303
                                     ------    -----   -----   ------    -----   -----
Derivative assets, gross...........   9,596      529     539    7,603      398     391
   Counter party netting/*/........      --     (316)   (361)      --     (182)   (182)
                                     ------    -----   -----   ------    -----   -----
Derivative assets, net.............  $9,596    $ 213   $ 178   $7,603    $ 216   $ 209
                                     ======    =====   =====   ======    =====   =====
Liabilities:
   Interest rate contracts.........  $  524    $   5   $  51   $  449    $  55   $  24
   Foreign exchange contracts......     802       25      25    1,136       60      60
   Equity contracts................   3,023      288     288      729       67      67
                                     ------    -----   -----   ------    -----   -----
Derivative liabilities, gross......   4,349      318     364    2,314      182     151
   Counter party netting/*/........      --     (316)   (361)      --     (182)   (182)
                                     ------    -----   -----   ------    -----   -----
Derivative liabilities, net........  $4,349    $   2   $   3   $2,314    $  --   $ (31)
                                     ======    =====   =====   ======    =====   =====

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

                                                                            December 31, 2018  December 31, 2017
                                                                            -----------------  -----------------
(in millions)                                                               Assets Liabilities Assets Liabilities
-------------                                                               ------ ----------- ------ -----------
Gross amount recognized.................................................... $ 529     $ 318    $ 398     $(182)
Amount offset..............................................................  (316)     (316)    (182)      182
                                                                            -----     -----    -----     -----
Net amount presented in the Statement of Admitted Assets, Liabilities, and
  Capital and Surplus...................................................... $ 213     $   2    $ 216     $  --
                                                                            =====     =====    =====     =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

                                        December 31, 2018  December 31, 2017
                                       ------------------- -----------------
                                       Contract            Contract
                                          or      Final       or     Final
                                       Notional  Maturity  Notional Maturity
   (in millions)                        Amount     Date     Amount    Date
   -------------                       -------- ---------- -------- --------
   Derivative assets:
      Interest rate contracts.........  $2,337   12/6/2049  $2,775    2049
      Foreign exchange contracts......   1,579   8/25/2056     405    2050
      Equity contracts................   5,680  12/20/2022   4,423    2022
   Derivative liabilities:
      Interest rate contracts.........     524    2/7/2050     449    2047
      Foreign exchange contracts......     802   10/4/2051   1,136    2056
      Equity contracts................   3,023  12/20/2022     729    2019

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated $66 Million and $72 million at December 31, 2018 and 2017, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

.. Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

                                    Aggregate  Admitted
                                      Fair     Assets or
(in millions)                         Value   Liabilities Level 1 Level 2  Level 3
-------------                       --------- ----------- ------- -------  -------
December 31, 2018
Assets:
   Bonds...........................  $35,942    $35,768    $ --   $30,077  $ 5,865
   Preferred stocks................       46         41       3        32       11
   Common stocks...................       16         16      --        16       --
   Cash, cash equivalents and
     short-term investments........      189        189     143        46       --
   Mortgage loans..................    6,647      6,601      --        --    6,647
   Contract loans..................      609        609      --        --      609
   Derivatives.....................       --         35      --        --       --
   Receivables for securities......       79         79      --        79       --
   Securities lending reinvested
     collateral assets.............      354        354      --       354       --
   Separate account assets.........      298        298      --       298       --
Liabilities:
   Policy reserves and contractual
     liabilities...................   44,188     41,072      --        --   44,188
   Payable for securities..........       78         78      --        78       --
   Payable for securities lending..      359        359      --       359       --

December 31, 2017
Assets:
   Bonds...........................  $37,122    $35,592    $ --   $30,714  $ 6,408
   Preferred stocks................       45         39       4        30       11
   Common stocks...................        9          9      --         9       --
   Cash, cash equivalents and
     short-term investments........      135        135     115        20       --
   Mortgage loans..................    5,981      5,821      --        --    5,981
   Contract loans..................      653        653      --       653       --
   Derivatives.....................       35         12      --        35       --
   Receivables for securities......      251        251      --       251       --
   Securities lending reinvested
     collateral assets.............      160        160      --       160       --
   Separate account assets.........      155        155      --       155       --
Liabilities:
   Policy reserves and contractual
     liabilities...................    5,215      4,917      --        --    5,215
   Payable for securities..........       (6)        (6)     --        (6)      --
   Payable for securities lending..      247        247      --       247       --

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

                                                            Counterparty
(in millions)                       Level 1 Level 2 Level 3  Netting/*/   Total
-------------                       ------- ------- ------- ------------ -------
December 31, 2018
Assets at fair value:
Bonds
   Industrial and miscellaneous.... $    --  $  1     $ 7      $  --     $     8
                                    -------  ----     ---      -----     -------
   Total bonds.....................      --     1       7         --           8
                                    -------  ----     ---      -----     -------
Common stock
   Industrial and miscellaneous....       1    --       4         --           5
                                    -------  ----     ---      -----     -------
   Total common stock..............       1    --       4         --           5
                                    -------  ----     ---      -----     -------
Derivative assets:
   Interest rate contracts.........      --    --      --         --          --
   Foreign exchange contracts......      --   109      --         --         109
   Equity contracts................       3   375       2         --         380
   Counterparty netting............      --    --      --       (316)       (316)
                                    -------  ----     ---      -----     -------
Total derivative assets............       3   484       2       (316)        173
                                    -------  ----     ---      -----     -------
Separate account assets............  32,046   147      --         --      32,193
                                    -------  ----     ---      -----     -------
Total assets at fair value......... $32,050  $632     $13      $(316)    $32,379
                                    =======  ====     ===      =====     =======
Liabilities at fair value:
Derivative liabilities:
   Foreign exchange contracts...... $    --  $ 25     $--      $  --     $    25
   Equity contracts................       2   285      --         --         287
   Counterparty netting............      --    --      --       (316)       (316)
                                    -------  ----     ---      -----     -------
Total derivative liabilities.......       2   310      --       (316)         (4)
                                    -------  ----     ---      -----     -------
Total liabilities at fair value.... $     2  $310     $--      $(316)    $    (4)
                                    =======  ====     ===      =====     =======

December 31, 2017
Assets at fair value:
Bonds
   Industrial and miscellaneous.... $    --  $ 14     $ 2      $  --     $    16
                                    -------  ----     ---      -----     -------
   Total bonds.....................      --    14       2         --          16
                                    -------  ----     ---      -----     -------
Common stock
   Industrial and miscellaneous....       1    --       3         --           4
                                    -------  ----     ---      -----     -------
   Total common stock..............       1    --       3         --           4
                                    -------  ----     ---      -----     -------
Derivative assets:
   Foreign exchange contracts......      --    28      --         --          28
   Equity contracts................       5   298      --         --         303
   Counterparty netting............      --    --      --       (182)       (182)
                                    -------  ----     ---      -----     -------
Total derivative assets............       5   326      --       (182)        149
                                    -------  ----     ---      -----     -------
Separate account assets............  36,260   159      --         --      36,419
                                    -------  ----     ---      -----     -------
Total assets at fair value......... $36,266  $499     $ 5      $(182)    $36,588
                                    =======  ====     ===      =====     =======
Liabilities at fair value:
Derivative liabilities:
   Foreign exchange contracts......      --    60      --         --          60
   Equity contracts................      --    67      --         --          67
   Counterparty netting............      --    --      --       (182)       (182)
                                    -------  ----     ---      -----     -------
Total derivative liabilities.......      --   127      --       (182)        (55)
                                    -------  ----     ---      -----     -------
Total liabilities at fair value.... $    --  $127     $--      $(182)    $   (55)
                                    =======  ====     ===      =====     =======

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

                                                           Common Derivative Total
(in millions)                                       Bonds  Stocks   Assets   Assets
-------------                                       -----  ------ ---------- ------
Balance, January 1, 2017........................... $ 122   $--      $--     $ 122
Total realized/unrealized capital gains or losses:
   Included in net income..........................    (7)   --       --        (7)
   Included in surplus.............................    12    --       --        12
Purchases, issuances and settlements...............    61     3       --        64
Transfers into Level 3.............................     1    --       --         1
Transfers out of Level 3...........................  (187)   --       --      (187)
                                                    -----   ---      ---     -----
Balance, December 31, 2017......................... $   2   $ 3      $--     $   5
                                                    =====   ===      ===     =====
Total realized/unrealized capital gains or losses:
   Included in net income..........................     1    --       --         1
   Included in surplus.............................    --    --       (5)       (5)
Purchases, issuances and settlements...............    23    --        7        30
Transfers into Level 3.............................    18    --       --        18
Transfers out of Level 3...........................   (37)   --       --       (37)
                                                    -----   ---      ---     -----
Balance, December 31, 2018......................... $   7   $ 3      $ 2     $  12
                                                    =====   ===      ===     =====

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2018 and 2017, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2018 and 2017 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2018.

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

       (in millions)                       Level 1 Level 2 Level 3 Total
       -------------                       ------- ------- ------- -----
       December 31, 2018
       Derivative assets at fair value....   $ 4    $483     $ 2   $489
       Derivative liabilities at fair
         value............................     2     311      --    313
       December 31, 2017
       Derivative assets at fair value....   $ 5    $326     $--   $331
       Derivative liabilities at fair
         value............................    --     127      --    127

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

                                                       Separate      Separate
                                                       Accounts      Accounts
                                              General    With          Non-
(in millions)                                 Account Guarantee/*/ Guaranteed/*/  Total  Percent
-------------                                 ------- -----------  ------------  ------- -------
December 31, 2018
Subject to discretionary withdrawal
   With fair value adjustment................ $ 4,835    $298        $13,574     $18,707   25.3%
   At book value less current surrender
     charge of 5% or more....................   8,437      --             --       8,437   11.4
   At fair value.............................      --     147         18,438      18,585   25.1
                                              -------    ----        -------     -------  -----
Total with adjustment or at fair value.......  13,272     445         32,012      45,729   61.8
At book value with minimal or no charge or
  no adjustment..............................  27,233      --             --      27,233   36.8
Not subject to discretionary withdrawal......   1,042      --             22       1,064    1.4
                                              -------    ----        -------     -------  -----
Net annuity reserves and deposit fund
  liabilities................................ $41,547    $445        $32,034     $74,026  100.0%
                                              =======    ====        =======     =======  =====
December 31, 2017
Subject to discretionary withdrawal
   With fair value adjustment................ $ 4,852    $179        $15,723     $20,754   26.8%
   At book value less current surrender
     charge of 5% or more....................   7,688      --             --       7,688   10.0
   At fair value.............................      --     159         20,458      20,617   26.7
                                              -------    ----        -------     -------  -----
Total with adjustment or at fair value.......  12,540     338         36,181      49,059   63.5
At book value with minimal or no charge or
  no adjustment..............................  27,425      --             --      27,425   35.5
Not subject to discretionary withdrawal......     718      --             26         744    1.0
                                              -------    ----        -------     -------  -----
Net annuity reserves and deposit fund
  liabilities................................ $40,683    $338        $36,207     $77,228  100.0%
                                              =======    ====        =======     =======  =====

* Represents annuity reserves reported in separate accounts liabilities.

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents separate account assets by product or transaction:

                                    December 31, 2018    December 31, 2017
                                   -------------------- --------------------
                                              Separate             Separate
                                              Accounts             Accounts
                                               Assets               Assets
                                    Legally     (Not     Legally     (Not
                                   Insulated  Legally   Insulated  Legally
    (in millions)                   Assets   Insulated)  Assets   Insulated)
    -------------                  --------- ---------- --------- ----------
    Variable annuities............  $32,066     $ --     $36,260     $ --
    Annuities with MVA features...       --      278          --      155
    DeKalb separate account.......      147       --         160       --
                                    -------     ----     -------     ----
    Total.........................  $32,213     $278     $36,420     $155
                                    =======     ====     =======     ====

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2018 and 2017 is $849 million and $484 million, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

                                       Risk
                                      Charge
                                     paid by  Guarantees
                                       the    Paid by the
                                     Separate   General
                      (in millions)  Account    Account
                      -------------  -------- -----------
                          2018......    $1        $17
                          2017......     2         18
                          2016......     2         22
                          2015......     3         23
                          2014......     3         23

Certain separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one quarter only, where the guaranteed interest rate is re-established each quarter based on the investment experience of the separate account. In no event can the interest rate be less than 3 percent. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at market value). The assets and liabilities of these separate accounts are carried at the quoted market value of the underlying assets. This business has been included in Column 1 of the table below.

There was no separate account business seed money at December 31, 2018 and 2017.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the separate accounts:

                                        Non-indexed
                                         Guarantee   Non-guaranteed
                                        less than or    Separate
    (in millions)                       equal to 4%     Accounts     Total
    -------------                       ------------ -------------- -------
    December 31, 2018
    Premiums, considerations or
      deposits.........................     $124        $ 2,402     $ 2,526
                                            ====        =======     =======
    Reserves for accounts with assets
      at:
       Market value....................     $147        $32,034     $32,181
       Amortized costs.................      298             --         298
                                            ----        -------     -------
    Total reserves.....................     $445        $32,034     $32,479
                                            ====        =======     =======
    By withdrawal characteristics:
       Subject to discretionary
         withdrawal with MVA...........     $298        $13,574     $13,872
       At market value.................      147         18,438      18,585
                                            ----        -------     -------
    Subtotal...........................      445         32,012      32,457
    Not subject to discretionary
      withdrawal.......................       --             22          22
                                            ----        -------     -------
    Total reserves.....................     $445        $32,034     $32,479
                                            ====        =======     =======
    December 31, 2017
    Premiums, considerations or
      deposits.........................     $ 45        $ 2,041     $ 2,086
                                            ====        =======     =======
    Reserves for accounts with assets
      at:
       Market value....................     $159        $36,206     $36,365
       Amortized costs.................      179             --         179
                                            ----        -------     -------
    Total reserves.....................     $338        $36,206     $36,544
                                            ====        =======     =======
    By withdrawal characteristics:
       Subject to discretionary
         withdrawal with MVA...........     $179        $15,723     $15,902
       At market value.................      159         20,458      20,617
                                            ----        -------     -------
    Subtotal...........................      338         36,181      36,519
    Not subject to discretionary
      withdrawal.......................       --             26          26
                                            ----        -------     -------
    Total reserves.....................     $338        $36,207     $36,545
                                            ====        =======     =======

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

                                              Years ended December 31,
                                             -------------------------
         (in millions)                         2018     2017     2016
         -------------                       -------  -------  -------
         Transfers to separate accounts..... $ 2,526  $ 2,086  $ 1,987
         Transfers from separate accounts...  (3,726)  (3,599)  (3,536)
                                             -------  -------  -------
         Net transfers from separate
           accounts.........................  (1,200)  (1,513)  (1,549)
                                             -------  -------  -------
         Transfers as reported in the
           Statutory Statements of
           Operations....................... $(1,200) $(1,513) $(1,549)
                                             =======  =======  =======

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $56 billion and $61 billion at December 31, 2018 and 2017, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $520 million and $379 million at December 31, 2018 and 2017, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to this benefit was $321 million and $105 million at December 31, 2018 and 2017, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. REINSURANCE

At December 31, 2018 and 2017, policy reserves on reinsurance assumed were $103 million and $108 million, respectively.

The Company has modified coinsurance and coinsurance reinsurance agreements with MetLife in Japan, pertaining to certain policies written via its branch in Japan. Under the agreements, the Company assumes liability for a quota share portion of contracts issued by MetLife in Japan that include GMIB and GMWB. The contracts assumed also include a GMDB provision. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions. The benefits provided by the reinsured contracts are assumed with a 50 percent quota share and varied quota share under the modified coinsurance agreements. The agreements are unlimited in duration, but were terminated for new business after March 31, 2009.

The Company calculates total policy reserves for contracts assumed by MetLife in Japan pursuant to AG 43, which includes all assumed GMIB, GMWB and GMDB benefits. MetLife in Japan holds a modified coinsurance reserve for the contracts under the agreements. The Company holds a reserve equal to the excess, if any, of the AG 43 reserve above the modified coinsurance reserve.

In February 2018, VALIC and its U.S. life insurance company affiliates, AGL and USL each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL. On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations. Pursuant to the regulatory approval received in February 2018, the Company has reported all of the ceded activity for this Agreement from the effective date (January 1, 2017) through December 31, 2018 in its 2018 Annual Statement.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly.

The table below presents the impact of this transaction by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

                                                                     Balance as of
                                                                     December 31,
                                                                         2018
                                                                     -------------
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld......................................................      $60

                                                     As of and    As of and
                                                     Year Ended   Year Ended
                                          Initial   December 31, December 31,
Increase (Decrease) (in millions)        Accounting     2017         2018     Total
---------------------------------        ---------- ------------ ------------ -----
Statutory Statement of Operations
Premiums and annuity considerations.....   $(592)      $  --         $ --     $(592)
Commissions and expense allowances......      --          --           --        --
Reserve adjustments on reinsurance ceded     592        (150)          57       499
                                           -----       -----         ----     -----
Total revenues..........................      --        (150)          57       (93)
                                           -----       -----         ----     -----
Death benefits..........................      --          --           --        --
Annuity benefits........................      --         (15)         (14)      (29)
Surrender benefits......................      --          --           --        --
Other benefits..........................      --         (37)         (34)      (71)
Other expenses..........................      --          --           --        --
                                           -----       -----         ----     -----
Total benefits and expenses.............      --         (52)         (48)     (100)
                                           -----       -----         ----     -----
Net gain from operations before
  dividends to policyholders and
  federal income taxes..................      --         (98)         105         7
Dividends to policyholders..............      --          --           --        --
                                           -----       -----         ----     -----
Net gain from operations after
  dividends to policyholders and before
  federal income taxes..................   $  --       $ (98)        $105     $   7
                                           -----       -----         ----     -----

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


14. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provided guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addressed situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company was required to reflect the following:

.. Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete.

.. Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

.. If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

At December 31, 2017, the Company originally recorded a provisional estimate of income tax effects of the Tax Act of $267 million attributable to the reduction in the U.S. corporate income tax. The Company's provisional estimate was based in part on a reasonable estimate of the effects of the statutory income tax rate reduction on existing deferred tax balances and of certain provisions of the Tax Act. The Company filed its 2017 consolidated U.S. income tax return and has completed its review of the primary impact of the Tax Act provisions on its deferred taxes. As a result, the Company considers the accounting for the effects of the rate change on deferred tax balances to be complete and no material measurement period changes were recorded for this item. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2018.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for Life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to the NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus under the Tax Act have to be taken into income over eight years. Accordingly, these changes give rise to new deferred tax liabilities. At December 31, 2017, the Company recorded a provisional estimate of $14 million with respect to such deferred tax assets. This increase in deferred tax assets was

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

offset by an increase in the deferred tax liabilities related to insurance reserves as a result of applying the new provisions of the Tax Act.

As of December 31, 2018, the Company has completed its review and accounting of the tax reserve computations, and recorded offsetting decreases of $26 million to both deferred tax liabilities and deferred tax assets.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact the Company's projections of future taxable income used in analyzing realizability of its deferred tax assets. In certain instances, provisional estimates have been included in the Company's future taxable income projections for these specific provisions to reflect application of the new tax law. The Company does not currently anticipate that its reliance on provisional estimates would have a material impact on its determination of realizability of its deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which the Company is a non-controlling interest owner. At December 31, 2017, the information needed to determine a provisional estimate was not available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder), and accordingly, no provisional estimates were recorded. The Company has since completed its review of these investments and partnerships. The Company considers the accounting for this item to be complete and no measurement period change was recorded.

U.S. Tax Reform - INT 18-01 Measurement Period Completion

As of December 31, 2018, the Company has fully completed its accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The following table presents the components of the net deferred tax assets and liabilities:

                                      December 31, 2018      December 31, 2017            Change
                                    ---------------------- ---------------------- ---------------------
(in millions)                       Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total
-------------                       -------- ------- ----- -------- ------- ----- -------- ------- -----
Gross DTA..........................   $317    $226   $543    $248    $238   $486    $ 69    $(12)  $ 57
Statutory valuation allowance
  adjustment.......................     --      54     54      --      --     --      --      54     54
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Adjusted gross DTA.................    317     172    489     248     238    486      69     (66)     3
DTA non-admitted...................    239     172    411     165     238    403      74     (66)     8
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Net admitted DTA...................     78      --     78      83      --     83      (5)     --     (5)
DTL................................     29      --     29      24      --     24       5      --      5
                                      ----    ----   ----    ----    ----   ----    ----    ----   ----
Total..............................   $ 49    $ --   $ 49    $ 59    $ --   $ 59    $(10)   $ --   $(10)
                                      ====    ====   ====    ====    ====   ====    ====    ====   ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

                                                      December 31, 2018      December 31, 2017            Change
                                                    ---------------------- ---------------------- ---------------------
(in millions)                                       Ordinary Capital Total Ordinary Capital Total Ordinary Capital Total
-------------                                       -------- ------- ----- -------- ------- ----- -------- ------- -----
Admission calculation components
SSAP 101
   Federal income taxes paid in prior years
     recoverable through loss carry backs..........   $--      $--   $ --    $--      $--   $ --    $ --     $--   $ --
   Adjusted gross DTA expected to be realized
     (excluding amount of DTA from above) after
     application of the threshold limitation.......    49       --     49     59       --     59     (10)     --    (10)
       1. Adjusted gross DTA expected to be
         realized following the reporting date.....    49       --     49     59       --     59     (10)     --    (10)
       2. Adjusted gross DTA allowed per
         limitation threshold......................    --       --    477     --       --    490      --      --    (13)
   Adjusted gross DTA (excluding the amount of
     DTA from above) offset by gross DTL...........    29       --     29     24       --     24       5      --      5
                                                      ---      ---   ----    ---      ---   ----    ----     ---   ----
DTA admitted as the result of application of SSAP
  101..............................................   $78      $--   $ 78    $83      $--   $ 83    $ (5)    $--   $ (5)
                                                      ===      ===   ====    ===      ===   ====    ====     ===   ====

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

                                                                                Years ended
                                                                               December 31,
                                                                              --------------
($ in millions)                                                                2018    2017
---------------                                                               ------  ------
Ratio percentage used to determine recovery period and threshold limitation
  amount.....................................................................    789%    996%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount................................................ $3,181  $3,267

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

                                                      Years Ended
                                                      December 31,
                                                    ----------------
           (in millions)                            2018  2017  2016
           -------------                            ----  ----  ----
           Current income tax expense
              Federal.............................. $189  $218  $130
              Federal income tax on net capital
                gains (losses).....................   (9)  (48)   46
                                                    ----  ----  ----
              Federal income tax incurred.......... $180  $170  $176
                                                    ====  ====  ====

                                                                                   Years Ended
                                                                                   December 31,
                                                                                   ------------
(in millions)                                                                      2018   2017  Change
-------------                                                                      ----   ----  ------
Deferred tax assets:
   Ordinary:
       Policyholder reserves...................................................... $ 98   $ 32   $ 66
       Investments................................................................   31     48    (17)
       Deferred acquisition costs.................................................    8      8     --
       Fixed assets...............................................................  115     94     21
       Compensation and benefits accrual..........................................   --      3     (3)
       Tax credit carryforward....................................................   61     62     (1)
       Other (including items less than 5% of total ordinary tax assets)..........    4      1      3
                                                                                    ----  ----   ----
       Subtotal...................................................................  317    248     69
       Non-admitted...............................................................  239    166     73
                                                                                    ----  ----   ----
       Admitted ordinary deferred tax assets......................................   78     82     (4)
                                                                                    ----  ----   ----
Capital:
       Investments................................................................  226    238    (12)
                                                                                    ----  ----   ----
       Subtotal...................................................................  226    238    (12)
   Statutory valuation allowance adjustment.......................................   54     --     54
   Non-admitted...................................................................  172    238    (66)
                                                                                    ----  ----   ----
   Admitted capital deferred tax assets...........................................   --     --     --
                                                                                    ----  ----   ----
Admitted deferred tax assets......................................................   78     82     (4)
                                                                                    ----  ----   ----
Deferred tax liabilities:
   Ordinary:
       Investments................................................................   19     10      9
       Policyholder reserves......................................................   10     14     (4)
       Other (including items less than 5% of total ordinary tax liabilities).....   --     --     --
                                                                                    ----  ----   ----
       Subtotal...................................................................   29     24      5
                                                                                    ----  ----   ----
Capital:
       Other (including items less than 5% of total capital tax liabilities)......   --     --     --
                                                                                    ----  ----   ----
       Subtotal...................................................................   --     --     --
                                                                                    ----  ----   ----
Deferred tax liabilities..........................................................   29     24      5
                                                                                    ----  ----   ----
Net deferred tax assets (liabilities)............................................. $ 49   $ 58   $ (9)
                                                                                    ====  ====   ====

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

                                                    Years Ended
                                                    December 31,
                                                    ------------
           (in millions)                            2018   2017  Change
           -------------                            ----   ----  ------
                                                     ----  ----   ----
           Total adjusted deferred tax assets...... $489   $486   $  3
           Total deferred tax liabilities..........   29     24      5
                                                     ----  ----   ----
           Net adjusted deferred tax assets........ $460   $462     (2)
                                                     ====  ====
           Tax effect of unrealized capital gains
             (losses)..............................                (14)
                                                                  ----
           Change in net deferred income tax.......               $(16)
                                                                  ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

                                         December 31, 2018 December 31, 2017 December 31, 2016
                                         ---------------   ---------------   ---------------
                                                 Effective         Effective         Effective
(in millions)                            Amount  Tax Rate  Amount  Tax Rate  Amount  Tax Rate
-------------                            ------  --------- ------  --------- ------  ---------
Income tax expense at applicable rate...  $181     21.0%   $ 287      35.0%   $316     35.0%
Change in valuation adjustment..........    54      6.3     (102)    (12.4)    (13)    (1.4)
Dividends received deduction............   (23)    (2.7)     (56)     (6.9)    (81)    (9.1)
Amortization of interest maintenance
  reserve...............................   (11)    (1.2)      (9)     (1.1)     (8)    (0.9)
Prior year return true-ups and
  adjustments...........................    (8)    (0.9)      (6)     (0.8)     (8)    (0.8)
Change in non-admitted assets...........     3      0.3        7       0.9       4      0.4
Impact of Tax Act.......................    --       --      275      33.4      --       --
Surplus adjustments.....................    --       --       24       2.9      (1)    (0.2)
Other permanent adjustments.............    --       --        5       0.7      --       --
Disregarded entities....................    --       --        1       0.1       4      0.5
Separate account income.................    --       --       --        --      18      2.0
Expiration of excess capital losses.....    --       --       --        --       3      0.4
                                          ----     ----    -----     -----    ----     ----
Statutory income tax expense............  $196     22.8%   $ 426      51.8%   $234     25.9%
                                          ====     ====    =====     =====    ====     ====
Federal income taxes incurred...........  $180     20.9%   $ 171      20.8%   $176     19.5%
Change in net deferred income taxes.....    16      1.9      255      31.0      58      6.4
                                          ----     ----    -----     -----    ----     ----
Statutory income tax expense............  $196     22.8%   $ 426      51.8%   $234     25.9%
                                          ====     ====    =====     =====    ====     ====

At December 31, 2018, the Company had the following foreign tax credits carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2019.......  $ 4
                                2020.......    8
                                2021.......   10
                                2022.......    7
                                2023.......    8
                                2024.......    4
                                             ---
                                Total......  $41
                                             ===

At December 31, 2018, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2018, the Company had the following general business credit carryforwards:

                             (in millions)
                             -------------
                             Year Expires   Amount
                             ------------   ------
                                2027.......  $ 1
                                2028.......    6
                                2029.......    4
                                2030.......    1
                                2033.......    8
                                             ---
                                Total......  $20
                                             ===

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents income tax incurred that is available for recoupment in the event of future net losses:

                             (in millions)
                             December 31,   Capital
                             ------------   -------
                                2016.......   $34
                                2017.......    48
                                2018.......    --
                                              ---
                                Total......   $82
                                              ===

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $543 million and concluded that a valuation allowance of $54 million was required at December 31, 2018. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $486 million at December 31, 2017.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                     Years Ended
                                                     December 31,
                                                     -----------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Gross unrecognized tax benefits at
                   beginning of year................ $16    $19
                    Increases in tax position for
                      prior years...................   1     --
                    Decreases in tax position for
                      prior years...................  --     (3)
                                                     ---    ---
                 Gross unrecognized tax benefits at
                   end of year...................... $17    $16
                                                     ===    ===

At December 31, 2018 and 2017, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $16 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31, 2018 and 2017, the Company had accrued
$4 million and $3 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In both 2018 and 2017, the Company recognized expense of less than $1 million of interest (net of the federal benefit) and penalties. In 2016, the Company recognized income of $2 million of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2018, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examination for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2018 remain subject to examination by major tax jurisdictions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


15. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2018, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which the Company can pay without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the Company's preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2019 without prior approval of the TDI is $425 million. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2018, 2017 and 2016:

                                                                  Amount
   Date                         Type         Cash or Non-cash  (in millions)
   ----                   ------------------ ----------------  -------------
   2018
      March 27, 2018          Ordinary            Cash             $ 49
      June 26,2018            Ordinary            Cash              100
      September 24,2018       Ordinary            Cash              100
      December 26,2018        Ordinary            Cash              400
   2017
      March 30, 2017      Return of Capital       Cash             $ 23
      March 30, 2017        Extraordinary         Cash                2
      June 29, 2017         Extraordinary         Cash              114
      September 28,2017     Extraordinary         Cash              140
      December 26, 2017     Extraordinary         Cash               90

16. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents information about employee-related costs (expense credits) allocated to the Company:

                                                    Years ended
                                                   December 31,
                                                  ---------------
              (in millions)                       2018  2017 2016
              -------------                       ----  ---- ----
              Defined benefit plans.............. $(10) $(3)  $1

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan were $19 million, $18 million and $17 million in 2018, 2017 and 2016, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock base on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $8 million per year for 2018 and 2017. The Company recognized compensation expense of $4 million for 2016.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company did not recognize any expense for unsettled awards during both 2018 and 2017.

17. DEBT

The Company is a member of the FHLB of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

                                                             December 31,
                                                             -------------
     (in millions)                                            2018   2017
     -------------                                           ------ ------
     Membership stock - Class B............................. $    7 $    7
     Activity stock.........................................      9     --
     Excess stock...........................................     --      2
                                                             ------ ------
     Total.................................................. $   16 $    9
                                                             ====== ======
     Actual or estimated borrowing capacity as determined
       by the insurer....................................... $2,547 $2,639
                                                             ====== ======

The Company did not hold any Class A at either December 31, 2018 or 2017.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

                                          December 31, 2018 December 31, 2017
                                          ----------------- -----------------
                                          Amortized  Fair   Amortized  Fair
      (in millions)                         Cost     Value    Cost     Value
      -------------                       ---------  -----  ---------  -----
      Amount pledged.....................   $486     $484     $142     $145
      Maximum amount pledged during
        reporting period.................   $488     $478     $170     $173

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreement amounts and maximum borrowings from the FHLB:

                                                     December 31,
                                                     ------------
                 (in millions)                       2018   2017
                 -------------                       ----   ----
                 Maximum amount borrowed during
                   reporting period................. $214   $20

While the funding agreements are presented herein to show all amounts received from the FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. There were no advances taken by the Company as debt which were outstanding at December 31, 2018 and 2017.

On February 15, 2018, the Company entered into a funding agreement with FHLB of Dallas in the amount of $209 million for a 10-year term with a floating interest rate.

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $206 million and $119 million at December 31, 2018 and 2017, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2018, $134 million are currently expected to expire in 2019 and the remainder by 2020, based on the expected life cycle of the related fund, and the Company's historical funding trends for such commitments.

At December 31, 2018 and 2017, the Company had $281 million and $166 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $163 million are expected to expire in 2019 and the remainder by 2025, based on the expected life cycle of the related loans, and the Company's historical funding trends for such commitments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2018, the future minimum lease payments under the operating leases are as follows:

                    (in millions)
                    2019............................... $ 3
                    2020...............................   3
                    2021...............................   2
                    2022...............................   3
                    2023...............................   1
                    Remaining years after 2023.........  --
                                                        ---
                    Total.............................. $12
                                                        ===

Rent expense was $3 million at 2018, 2017 and 2016.

Contingencies

Legal Matters

At December 31, 2018, the Company was defending an appeal in respect of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. The WV Boards asserted damages in excess of $100,000,000. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal was denied on July 5, 2018, and the WV Boards' motion for reconsideration was denied on November 14, 2018. The WV Boards have not appealed further, and the matter is concluded.

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had accrued $8 million for these guarantee fund assessments at December 31, 2018 and 2017. The Company had receivables of $3 million at December 31, 2018 and 2017, for expected recoveries against the payment of future premium taxes.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


The Company is not subject to the risk-sharing provisions of the Affordable Care Act.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The SEC, federal and state lawmakers and state insurance regulators continue their efforts at evaluating what is an appropriate regulatory framework around a standard of care for the sale of investment products and services. For example, on April 18, 2018, the SEC proposed a package of rulemakings and interpretations designed to address the standard of care issues and the transparency of retail investors' relationships with investment advisors and broker-dealers. Additionally, on July 18, 2018, the New York State Department of Financial Services adopted a best interest standard of care regulation applicable to annuity and life transactions through issuance of the First Amendment to Insurance Regulation 187 - Suitability and Best Interests in Life Insurance and Annuity Transactions (Regulation 187). The compliance date for Regulation 187 is August 1, 2019 for annuity products and February 1, 2020 for life products. As amended, Regulation 187 requires producers to act in their client's best interest when making point-of-sale and inforce recommendations, and provide in writing the basis for the recommendation, as well as the facts and analysis to support the recommendation. The amended regulation also imposes additional duties on life insurance companies in relation to these transactions, such as requiring insurers to establish and maintain procedures designed to prevent financial exploitation and abuse. The Company will implement and enhance processes and procedures, where needed, to comply with this regulation. Other states, such as Nevada, Maryland and New Jersey, have also proposed similar standard of care regulations applicable to insurance producers and/or insurance companies. The Company continues to closely follow these proposals and other relevant federal and state-level regulatory and legislative developments in this area. While management cannot predict the long-term impact of these developments on the Company's businesses, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

19. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an
80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, AGL and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $395 million, $413 million and $694 million of pre-tax restructuring and other costs in 2018, 2017 and 2016, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account
(RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, AGL, in exchange for other AGL securities.

Ambrose

During 2012, 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home Guarantee

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies that the Company issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantee.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Affiliated Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE - AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $36 million (representing approximately 3% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $66 million and received a cash payment from the fund of approximately $42 million. In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $108 million (representing approximately 4% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $148.9 million and received a cash payment from the fund of approximately $65.7 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $19.6 million (representing approximately 3% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $19.2 million and received a cash payment from the fund of approximately $6.3 million.

As a result of this transaction, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $11.9 million, $23.3 million and $8.9 million, respectively.

In December 2018, The USL transferred bonds to the Company, with an aggregate fair market value of $210 million, in exchange for bonds, leveraged loans and cash of equivalent value. These exchanges were intended to better balance investment risks and returns between the Company and this affiliate.

In July 2018, the Company purchased from AGL and USL securities with an aggregate fair market value of $648 million and $29 million, respectively, in exchange for cash.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 13 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 3, transferred a portfolio of U.S. residential mortgage loans with a carrying value of approximately $165 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised - Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 3, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $525 million, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 3, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $197 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $220 million.

On September 27, 2016, the Company purchased securities from its affiliate AGL, at fair market value, for total cash consideration of $508 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At December 31, 2018 and 2017, the Company did not have any amounts outstanding under the facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2018:

                                                        Admitted
                                    Gross  Non-admitted  Asset    Date of NAIC
(in millions)                       Amount    Amount     Amount      Filing
-------------                       ------ ------------ -------- --------------
VALIC Finl Advisors Inc............  $ 88      $88        $--    April 30, 2018
AIG Home Loan 3, LLC...............    77       --         77    Not Applicable
Selkirk No. 2 Investments..........    12       --         12    Not Applicable
Selkirk No. 3V Investments.........     2       --          2    Not Applicable
                                     ----      ---        ---
Total..............................  $179      $88        $91
                                     ====      ===        ===

Operating Agreements

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $332 million, $291 million and $270 million as part of the cost sharing expenses attributed to the Company but incurred by AIG Parent and affiliates in 2018, 2017 and 2016, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $38 million, $38 million and $36 million in 2018, 2017 and 2016 respectively.

20. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2019, the date the financial statements were issued.

In January 2019, VALIC and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $296 million, which represents approximately 19.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $63.6 million and received a cash payment of approximately $16.8 million. The Company's unfunded capital commitment to U.S. Fund III at January 2, 2019, upon the closing of U.S. Fund III, was approximately $249.2 million.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


21. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES
HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2018 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

  (in thousands)
                     Amortized
                       Cost                                                       Date of
                      Before                                                     Financial
                      Current  Present Value of            Amortized  Fair Value Statement
                      Period    Projected Cash  Recognized Cost After at Time of   Where
CUSIP                  OTTI         Flows          OTTI       OTTI       OTTI    Reported
-----                --------- ---------------- ---------- ---------- ---------- ----------
43710EAD2........... $  1,138  $         1,113   $    25    $  1,113   $  1,077   3/31/2018
65538DAA3...........    7,898            7,704       194       7,704      7,067   3/31/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $  9,036  $         8,817   $   219    $  8,817   $  8,144
                     ========  ===============   =======    ========   ========
94983KAA7........... $ 43,897  $        43,820   $    77    $ 43,820   $ 43,130   6/30/2018
88522EAC7...........    5,368            5,117       251       5,117      5,343   6/30/2018
15132EFM5...........      323              219       104         219        109   6/30/2018
007036UQ7...........    2,693            2,610        83       2,610      2,630   6/30/2018
452550AB2...........    8,927            8,856        71       8,856      8,919   6/30/2018
69371VBH9...........    1,043            1,004        39       1,004      1,036   6/30/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $ 62,251  $        61,626   $   625    $ 61,626   $ 61,167
                     ========  ===============   =======    ========   ========
264407AA5........... $ 15,582  $        13,465   $ 2,117    $ 13,465   $ 12,110   9/30/2018
52109PAJ4...........   19,048           13,958     5,090      13,958     14,055   9/30/2018
22541QYX4...........      319               40       279          40        221   9/30/2018
45669BAA0...........    7,733            5,646     2,087       5,646      7,692   9/30/2018
02660TCH4...........   19,344           19,077       267      19,077     19,093   9/30/2018
225470UK7...........    4,890            4,736       154       4,736      4,873   9/30/2018
761118LK2...........    5,325            5,300        25       5,300      5,207   9/30/2018
161546DU7...........    1,356            1,352         4       1,352      1,344   9/30/2018
12669DVU9...........      797              705        92         705        512   9/30/2018
55265K3E7...........    1,017            1,009         8       1,009      1,016   9/30/2018
12652CBB4...........    5,170            5,163         7       5,163      4,890   9/30/2018
12652CBC2...........    1,778            1,772         6       1,772      1,720   9/30/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $ 82,359  $        72,223   $10,136    $ 72,223   $ 72,733
                     ========  ===============   =======    ========   ========
45254NQX8........... $ 14,825  $        14,620   $   205    $ 14,620   $ 13,305  12/31/2018
86360QAA3...........   77,943           76,738     1,205      76,738     76,095  12/31/2018
933634AG2...........    3,658            3,650         8       3,650      3,621  12/31/2018
12637HAP3...........   31,073           30,879       194      30,879     29,310  12/31/2018
855541AC2...........   10,256           10,093       163      10,093     10,106  12/31/2018
46628FAN1...........    1,049              642       407         642      1,023  12/31/2018
12669DPS1...........      867              683       184         683        471  12/31/2018
22541QR87...........    1,669            1,554       115       1,554      1,311  12/31/2018
151314GG0...........    1,570            1,564         6       1,564      1,516  12/31/2018
760985TN1...........    1,019            1,015         4       1,015        978  12/31/2018
12669FK85...........      646              564        82         564        447  12/31/2018
126694JT6...........    4,719            4,628        91       4,628      4,708  12/31/2018
126670QT8...........   80,853           80,455       398      80,455     79,776  12/31/2018
16163HAE1...........    2,890            2,528       362       2,528      2,688  12/31/2018
05946XR62...........    2,726            2,700        26       2,700      2,697  12/31/2018
12641NBA6...........   13,332           12,705       627      12,705     13,196  12/31/2018
92922F5W4...........    2,894            2,889         5       2,889      2,862  12/31/2018
693680BG4...........    1,686            1,673        13       1,673      1,569  12/31/2018
225458X29...........      935              886        49         886        923  12/31/2018
                     --------  ---------------   -------    --------   --------
Quarterly Total..... $254,610  $       250,466   $ 4,144    $250,466   $246,602
                     ========  ===============   =======    ========   ========
                                Year-end total   $15,124
                                                 =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)


Structured Notes

The following table presents the structured notes held by the Company at December 31, 2018:

                 (in thousands)
                                                       Book/
                                                      Adjusted
                                   Actual             Carrying
                 CUSIP              Cost   Fair Value  Value
                 -----            -------- ---------- --------
                    03350FAA4.... $    506  $    448  $    505
                    05565AAB9....    4,120     4,080     4,114
                    05954TAJ0....      723       719       703
                    06051GGM5....   73,091    68,493    73,036
                    111021AE1....    5,940     5,410     5,521
                    13643EAA3....    5,446     5,727     5,286
                    21987DAB0....   15,479    14,963    15,391
                    225401AF5....    9,000     8,373     9,000
                    23311PAA8....      642       579       642
                    25156PAC7....    5,570     5,217     5,214
                    30711XCL6/*/.   10,500    12,034    10,500
                    61744YAP3....   11,000    10,525    11,000
                    35177PAL1....    3,779     3,792     3,562
                    38148YAA6....   25,061    23,002    25,085
                    46647PAJ5....   58,353    52,675    58,339
                    46647PAL0....    9,696     9,294     9,702
                    539439AQ2....   19,000    16,901    19,000
                    59156RAP3....      114       113       114
                    61744YAK4....    7,000     6,619     7,000
                    61744YAL2....   42,064    38,273    42,061
                    337358BH7....   10,589    10,419    10,504
                    726503AE5....      411       360       411
                    780097BG5....    6,000     5,727     6,000
                    78009PEH0....   25,000    24,107    25,000
                    80928HAA1....      755       749       755
                    912810FH6....      254       352       276
                    984121CQ4....      703       711       704
                    G2214RAE1....    1,596     1,552     1,571
                    M88269TJ0....    1,443       764       933
                                  --------  --------  --------
                 Total........... $353,835  $331,978  $351,929
                                  ========  ========  ========

* Structured notes held by the Company that are defined as a Mortgage-Referenced Security by the IAO.

                           Supplemental Information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                                                                             December 31,
(in millions)                                                                    2018
-------------                                                                ------------
Investment income earned:
   Government bonds.........................................................   $    25
   Bonds exempt from U.S. tax...............................................        --
   Other bonds (unaffiliated)...............................................     1,743
   Bonds of affiliates......................................................        --
   Preferred stocks (unaffiliated)..........................................         2
   Common stocks (unaffiliated).............................................        --
   Common stocks of affiliates..............................................        30
   Cash and short-term investments..........................................         2
   Mortgage loans...........................................................       297
   Real estate..............................................................         8
   Contract loans...........................................................        31
   Other invested assets....................................................        61
   Derivative instruments...................................................        56
   Miscellaneous income.....................................................         4
                                                                               -------
Gross investment income.....................................................   $ 2,259
                                                                               =======
Real estate owned - book value less encumbrances............................   $    29
                                                                               -------
Mortgage loans - book value:
   Commercial mortgages.....................................................   $ 6,069
   Residential mortgages....................................................       571
   Mezzanine loans..........................................................        10
                                                                               -------
Total mortgage loans........................................................   $ 6,650
                                                                               =======
Mortgage loans by standing - book value:
   Good standing............................................................   $ 6,650
   Good standing with restructured terms....................................        --
   Interest overdue more than 90 days, not in foreclosure...................        --
   Foreclosure in process...................................................        --
                                                                               -------
Total mortgage loans........................................................   $ 6,650
                                                                               =======
Partnerships - statement value..............................................   $    --
                                                                               -------
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
   Bonds....................................................................   $    --
   Common stocks............................................................        --
                                                                               -------
Bonds and short-term investments by class and maturity:
   Bonds and short-term investments by maturity - statement value:
   Due within one year or less..............................................   $ 2,286
   Over 1 year through 5 years..............................................    10,197
   Over 5 years through 10 years............................................    12,937
   Over 10 years through 20 years...........................................     7,033
   Over 20 years............................................................     3,368
                                                                               -------
   Total maturity...........................................................   $35,821
                                                                               =======
   Bonds and short-term investments by class - statement value:
       Class 1..............................................................   $20,677
       Class 2..............................................................    12,223
       Class 3..............................................................     1,292
       Class 4..............................................................     1,114
       Class 5..............................................................       432
       Class 6..............................................................        83
                                                                               -------
   Total by class...........................................................   $35,821
                                                                               =======
   Total bonds and short-term investments publicly traded...................   $20,843
   Total bonds and short-term investments privately placed..................    14,978
                                                                               =======
   Preferred stocks - statement value.......................................   $    41
   Common stocks - market value.............................................        21
   Short-term investments - book value......................................        46
   Options, caps and floors owned - statement value.........................       100
   Collar, swap and forward agreements open - statement value...............       114
   Futures contracts open - current value...................................        (2)
   Cash on deposit..........................................................       119

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

                                                             December 31,
      (in millions)                                              2018
      -------------                                          ------------
      Life insurance in-force:
         Industrial.........................................        --
         Ordinary...........................................   $     2
         Credit.............................................        --
         Group..............................................        --

      Amount of accidental death insurance in-force
        under ordinary policies.............................        --

      Life insurance policies with disability
        provisions in-force:
         Industrial.........................................        --
         Ordinary...........................................        --
         Group life.........................................        --

      Supplementary contracts in-force:
         Ordinary - not involving life contingencies:
             Amount on deposit..............................        26
             Income payable.................................        --

         Ordinary - involving life contingencies:
             Amount on deposit..............................       329
             Income payable.................................        --
                                                               =======
      Annuities:
         Ordinary:
             Immediate - amount of income payable...........   $    20
             Deferred, fully paid - account balance.........    22,786
             Deferred, not fully paid - account balance.....        --

         Group:
             Amount of income payable.......................        14
             Fully paid - account balance...................    17,917
             Not fully paid - account balance...............        --
                                                               =======
      Accident and health insurance - premiums in-force:
         Other..............................................   $    --
         Group..............................................        --
         Credit.............................................        --
                                                               =======
      Deposit funds and dividend accumulations:
         Deposit funds - account balance....................   $    --
         Dividend accumulations - account balance...........        --
                                                               =======
      Claim payments in 2018:
         Group accident & health:
             2018...........................................   $    --
             2017...........................................        --
             2016...........................................        --
             2015...........................................        --
             2014...........................................        --
             Prior..........................................        --

         Other accident & health:
             2018...........................................        --
             2017...........................................        --
             2016...........................................        --
             2015...........................................        --
             2014...........................................        --
             Prior..........................................        --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2018
(in millions)

1. The Company's total admitted assets as of December 31, 2018 are $78.5 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2018 are $46.0 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

                                                                         Percentage
                                                                          of Total
                                                                          Admitted
Issuer                                   Description of Exposure  Amount   Assets
------                                   -----------------------  ------ ----------
a. The Ambrose Financial Group Inc......         BONDS             $873     1.90%
b. Ambrose 2013-4.......................         BONDS              858     1.90
c. JPMORGAN CHASE.......................         BONDS              473     1.00
d. WELLS FARGO..........................         BONDS              447     1.00
e. Comm Mortgage Trust..................         BONDS              380     0.80
f. Morgan Stanley.......................         BONDS              308     0.70
g. Varagon Sdlp Senior Note Trust.......         BONDS              278     0.60
h. Citigroup............................         BONDS              207     0.50
i. Morgan Stanley Bank of America
  Merrill Lynch Trust...................         BONDS              176     0.40
j. California, State of.................         BONDS              168     0.40

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

   Bonds and Short-Term Investments                 Preferred Stocks
--------------------------------------   -------------------------------------
                     Percentage of Total                    Percentage of Total
NAIC Rating  Amount    Admitted Assets   NAIC Rating Amount   Admitted Assets
-----------  ------- ------------------- ----------- ------ -------------------
 NAIC - 1... $20,677        45.00%        P/RP - 1    $ 8            --%
 NAIC - 2...  12,223        26.60         P/RP - 2     27          0.10
 NAIC - 3...   1,292         2.80         P/RP - 3     --            --
 NAIC - 4...   1,114         2.40         P/RP - 4     --            --
 NAIC - 5...     432         0.90         P/RP - 5      6            --
 NAIC - 6...      83         0.20         P/RP - 6     --            --

4. Assets held in foreign investments:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Total admitted assets held in
               foreign investments.............. $9,551   20.80%
             b. Foreign currency denominated
               investments......................  2,185    4.80
             c. Insurance liabilities
               denominated in that same foreign
               currency.........................     --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Countries rated NAIC - 1........ $8,274   18.00%
             b. Countries rated NAIC - 2........    952    2.10
             c. Countries rated NAIC - 3 or
               below............................    325    0.70

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         Percentage
                                                          of Total
                                                          Admitted
                                                  Amount   Assets
                                                  ------ ----------
            a. Countries rated NAIC - 1
               Country 1: United Kingdom......... $3,066    6.70%
               Country 2: Australia..............  1,413    3.10
            b. Countries rated NAIC - 2
               Country 1: Mexico.................    192    0.40
               Country 2: Peru...................    107    0.20
            c. Countries rated NAIC - 3 or below
               Country 1: Brazil.................    111    0.20
               Country 2: South Africa...........     92    0.20

7. Aggregate unhedged foreign currency exposure:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             Aggregate unhedged foreign
               currency exposure................ $2,189    4.80%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Countries rated NAIC - 1........ $2,176    4.70%
             b. Countries rated NAIC - 2........      5      --
             c. Countries rated NAIC - 3 or
               below............................      7      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                         Percentage
                                                          of Total
                                                          Admitted
                                                  Amount   Assets
                                                  ------ ----------
            a. Countries rated NAIC - 1
               Country 1: United Kingdom......... $1,149    2.50%
               Country 2: Ireland................    315    0.70
            b. Countries rated NAIC - 2
               Country 1: Peru...................      2      --
               Country 2: Mexico.................      2      --
            c. Countries rated NAIC - 3 or below
               Country 1: Turkey.................      3      --
               Country 2: Brazil.................      2      --

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                 Percentage
                                                                  of Total
                                                                  Admitted
                                             NAIC Rating  Amount   Assets
                                             -----------  ------ ----------
    a. PegasusLife Development Limited...... COMMERCIAL
                                             MORTGAGE
                                             LOAN          $153     0.30%
    b. Silverstone Master Issuer PLC........ NAIC 1         106     0.20
    c. JIB Group Limited.................... NAIC 2         101     0.20
    d. SWAN FUNDING 2 LIMITED............... NAIC 1         100     0.20
    e. DEXUS Funds Management Limited....... NAIC 1          96     0.20
    f. GS LONDON PORTFOLIO II UNIT TRUST.... COMMERCIAL
                                             MORTGAGE
                                             LOAN            94     0.20
    g. Cooperatieve Rabobank U.A............ NAIC 1/2        89     0.20
    h. DV4 EADON CO. LIMITED................ COMMERCIAL
                                             MORTGAGE
                                             LOAN            88     0.20
    i. Compass Group PLC.................... NAIC 1          83     0.20
    j. Fosse Master Issuer PLC.............. NAIC 1          80     0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


13. The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. VALIC Financial Advisors, Inc...  $88      0.20%
             b. AIG Home Loan 3 LLC.............   77      0.20
             c. Marina..........................   76      0.20
             d. TIGER GLOBAL....................   70      0.20
             e. Metropark Investor LLC..........   59      0.10
             f. AIGGRE U.S. Real Estate Fund II
               LP...............................   53      0.10
             g. Bayshore Shopping Center
               Investor LLC.....................   51      0.10
             h. Two Creeks Capital Partners LP..   29      0.10
             i. Beehive.........................   29      0.10
             j. Centaur Funding Corporation.....   28      0.10

14. Assets held in nonaffiliated, privately placed equities:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             Aggregate statement value of
               investment held in
               nonaffiliated, privately placed
               equities:........................  $175     0.40%
             Largest three investments held in
               nonaffiliated, privately placed
               equities:
             a. Marina..........................  $ 76     0.20
             b. TIGER GLOBAL....................    70     0.20
             c. Two Creeks Capital Partners LP..    29     0.10

15. Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555060, GBR.................  $124     0.30%
             b. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002626, NY..................   123     0.30
             c. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002642, FL..................   100     0.20
             d. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002507, NY..................    99     0.20
             e. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555143, GBR.................    95     0.20
             f. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002282, HI..................    93     0.20
             g. COMMERCIAL MORTGAGE LOAN, Loan
               No. 5555143, GBR.................    88     0.20
             h. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002587, NY..................    85     0.20
             i. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002157, NY..................    85     0.20
             j. COMMERCIAL MORTGAGE LOAN, Loan
               No. 8002538, CA..................    81     0.20

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                        Percentage
                                                         of Total
                                                         Admitted
                                                 Amount   Assets
                                                 ------ ----------
             a. Construction loans..............  $34      0.10%
             b. Mortgage loans over 90 days
               past due.........................   --        --
             c. Mortgage loans in the process
               of foreclosure...................   --        --
             d. Mortgage loans foreclosed.......   --        --
             e. Restructured mortgage loans.....   --        --

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                            Residential       Commercial       Agricultural
                                         ----------------  ----------------  ----------------
                                                Percentage        Percentage        Percentage
                                                 of Total          of Total          of Total
                                                 Admitted          Admitted          Admitted
Loan-to-Value                            Amount   Assets   Amount   Assets   Amount   Assets
-------------                            ------ ---------- ------ ---------- ------ ----------
a. above 95%............................  $ --       --%   $    1      --%    $--       --%
b. 91% to 95%...........................     5       --        --      --      --       --
c. 81% to 90%...........................   172     0.40        --      --      --       --
d. 71% to 80%...........................   233     0.50       234    0.50      --       --
e. below 70%............................   160     0.30     5,795   12.60      --       --

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than
2.5 percent of the Company's total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)
DECEMBER 31, 2018
(in millions)


20. The Company's total admitted assets subject to the following types of agreements as of the following dates:

                                                                                            Unaudited At End of Each
                                                                                                    Quarter
                                                                                            -----------------------
                                                                                              1st      2nd     3rd
                                                                             At Year-End    Quarter  Quarter Quarter
                                                                          ----------------  -------  ------- -------
                                                                                 Percentage
                                                                                  of Total
                                                                                  Admitted
                                                                          Amount   Assets   Amount   Amount  Amount
                                                                          ------ ---------- -------  ------- -------
a. Securities lending (do not include assets held as collateral for such
  transactions)..........................................................  $359     0.80%    $455     $309    $284
b. Repurchase agreements.................................................    41     0.10       17       34      48
c. Reverse repurchase agreements.........................................    --       --       --       --      --
d. Dollar repurchase agreements..........................................    --       --       --       --      --
e. Dollar reverse repurchase agreements..................................    --       --       --       --      --

21. The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

                                                 Owned            Written
                                           ----------------  ----------------
                                                  Percentage        Percentage
                                                   of Total          of Total
                                                   Admitted          Admitted
                                           Amount   Assets   Amount   Assets
                                           ------ ---------- ------ ----------
  a. Hedging..............................  $--       --%     $--       --%
  b. Income generation....................   --       --       --       --
  c. Other................................   --       --       --       --

22. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

                                                       Unaudited At End of Each
                                                               Quarter
                                                       -----------------------
                                                         1st      2nd     3rd
                                        At Year-End    Quarter  Quarter Quarter
                                     ----------------  -------  ------- -------
                                            Percentage
                                             of Total
                                             Admitted
                                     Amount   Assets   Amount   Amount  Amount
                                     ------ ---------- -------  ------- -------
 a. Hedging.........................  $66      0.10%     $58      $64     $66
 b. Income generation...............   --        --       --       --      --
 c. Replications....................   --        --       --       --      --
 d. Other...........................   --        --       --       --      --

23. The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

                                                       Unaudited At End of Each
                                                               Quarter
                                                       -----------------------
                                                         1st      2nd     3rd
                                        At Year-End    Quarter  Quarter Quarter
                                     ----------------  -------  ------- -------
                                            Percentage
                                             of Total
                                             Admitted
                                     Amount   Assets   Amount   Amount  Amount
                                     ------ ---------- -------  ------- -------
 a. Hedging.........................  $--       --%      $22      $25     $--
 b. Income generation...............   --       --        --       --      --
 c. Replications....................   --       --        --       --      --
 d. Other...........................   --       --        --       --      --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018

                                                                       Gross Investment  Admitted Assets as Reported in the Annual
                                                                           Holdings                    Statement
(in millions)                                                         -----------------  ----------------------------------------
                                                                                                  Securities
                                                                                                   Lending
                                                                                                  Reinvested
                                                                                                  Collateral  Total
Investment Categories                                                 Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                 ------- ---------- -------  ----------  -------  ----------
Bonds:
   U.S. treasury securities.......................................... $   259     0.6%   $   259     $--      $   259      0.6%

   U.S. government agency obligations (excluding mortgage-
     backed securities):
       Issued by U.S. government agencies............................      --      --         --      --           --       --
       Issued by U.S. government sponsored agencies..................      30     0.1         30      --           30      0.1

   Non-U.S. government (including Canada, excluding
     mortgage- backed securities)....................................   1,191     2.7      1,191      --        1,191      2.7

   Securities issued by states, territories and possessions and political subdivisions in the U.S.:
       States, territories and possessions general obligations.......     255     0.6        255      --          255      0.6
       Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations.................................................     168     0.4        168      --          168      0.4
       Revenue and assessment obligations............................   1,278     2.8      1,278      --        1,278      2.8
       Industrial development and similar obligations................       7      --          7      --            7       --

   Mortgage-backed securities (includes residential and
     commercial MBS):
       Pass-through securities:
          Issued or guaranteed by GNMA...............................      --      --         --      --           --       --
          Issued or guaranteed by FNMA and FHLMC.....................     797     1.8        797      --          797      1.8
          All other..................................................   1,332     3.0      1,332      --        1,332      3.0
       CMOs and REMICs:
          Issued or guaranteed by GNMA, FNMA, FHLMC
            or VA....................................................   1,962     4.4      1,962      --        1,962      4.4
          Issued by non-U.S. Government issuers and
            collateralized by mortgage-based securities
            issued or guaranteed by agencies shown in Line
            1.521....................................................      --      --         --      --           --       --
          All other..................................................   4,669    10.4      4,669      --        4,669     10.4

   Other debt and other fixed income securities (excluding short-
     term):
       Unaffiliated domestic securities (includes credit tenant
         loans and hybrid securities)................................  15,294    34.1     15,294      --       15,294     34.1
       Unaffiliated non-U.S. securities (including Canada)...........   8,533    19.0      8,533      --        8,533     19.0
       Affiliated securities.........................................      --      --         --      --           --       --

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE (Continued)
DECEMBER 31, 2018


                                                                      Gross Investment  Admitted Assets as Reported in the Annual
                                                                          Holdings                    Statement
(in millions)                                                        -----------------  ----------------------------------------
                                                                                                 Securities
                                                                                                  Lending
                                                                                                 Reinvested
                                                                                                 Collateral  Total
Investment Categories                                                Amount  Percentage Amount     Amount    Amount   Percentage
---------------------                                                ------- ---------- -------  ----------  -------  ----------
Equity interests:
   Investments in mutual funds...................................... $    --      --%   $    --     $ --     $    --       --%

   Preferred stocks:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      41     0.1         41       --          41      0.1

   Publicly traded equity securities (excluding preferred stocks):

       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      17      --         17       --          17       --

   Other equity securities:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................       4      --          4       --           4       --

   Other equity interests including tangible personal property under lease:
       Affiliated...................................................      --      --         --       --          --       --
       Unaffiliated.................................................      --      --         --       --          --       --

Mortgage loans:
   Construction and land development................................     380     0.8        380       --         380      0.8
   Agricultural.....................................................      --      --         --       --          --       --
   Single family residential properties.............................     571     1.3        571       --         571      1.3
   Multifamily residential properties...............................   1,585     3.5      1,585       --       1,585      3.5
   Commercial loans.................................................   4,054     9.0      4,054       --       4,054      9.0
   Mezzanine real estate loans......................................      11      --         11       --          11       --

Real estate investments:
   Property occupied by company.....................................       4      --          4       --           4       --
   Property held for production of income (includes $0 million
     of property acquired in satisfaction of debt)..................      --      --         --       --          --       --
   Property held for sale (includes $25 million of property
     acquired in satisfaction of debt)..............................      25     0.1         25       --          25      0.1
Contract loans......................................................     609     1.4        609       --         609      1.4
Derivatives.........................................................     213     0.5        213       --         213      0.5
Receivables for securities..........................................      79     0.2         79       --          79      0.2
Securities lending reinvested collateral assets.....................     354     0.8        354      XXX         XXX      XXX
Cash, cash equivalents and short-term investments...................     189     0.4        189      354         543      1.2
Other invested assets...............................................     883     2.0        883       --         883      2.0
                                                                     -------   -----    -------     ----     -------    -----
Total invested assets............................................... $44,794   100.0%   $44,794     $354     $44,794    100.0%
                                                                     =======   =====    =======     ====     =======    =====

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2018 and 2017
           and for the years ended December 31, 2018, 2017 and 2016

                                 [LOGO OF AIG]

                        American Home Assurance Company

                     Statutory Basis Financial Statements

  As of December 31, 2018 and 2017 and for the years ended December 31, 2018,
                                 2017 and 2016

                               Table of Contents

         Report of Independent Auditors                                                3
         Statements of Admitted Assets                                                 5
         Statements of Liabilities, Capital and Surplus                                6
         Statements of Operations and Changes in Capital and Surplus                   7
         Statements of Cash Flows                                                      8
Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   9
Note 2   Accounting Adjustments to Statutory Basis Financial Statements               22
Note 3   Investments                                                                  25
Note 4   Fair Value of Financial Instruments                                          29
Note 5   Reserves for Losses and Loss Adjustment Expenses                             31
Note 6   Related Party Transactions                                                   36
Note 7   Reinsurance                                                                  40
Note 8   Income Taxes                                                                 43
Note 9   Capital and Surplus and Dividend Restrictions                                52
Note 10  Contingencies                                                                52
Note 11  Other Significant Matters                                                    55
Note 12  Subsequent Events                                                            57

[LOGO OF PWC]

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets and liabilities, capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

-------------------------------------------------------------------------------
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

[LOGO OF PWC]

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

New York, NY
April 22, 2019

-------------------------------------------------------------------------------
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2018         2017
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2018 - $14,935; 2017 - $15,831)     $14,534      $15,153
   Common stocks, at carrying value (cost: 2018 - $321; 2017 - $584)                       356          576
   Preferred stocks, at carrying value (cost: 2018 - $49; 2017 - $49)                       49           49
   Other invested assets (cost: 2018 - $2,982 ; 2017 - $3,504)                           3,003        3,901
   Mortgage loans                                                                        2,679        2,067
   Derivative instruments                                                                    5           --
   Short-term investments, at amortized cost (approximates fair value)                      46           --
   Cash and cash equivalents                                                               230          238
   Receivable for securities sold                                                          104           82
                                                                                       -------      -------
       Total cash and invested assets                                                  $21,006      $22,066
                                                                                       -------      -------
Investment income due and accrued                                                      $   166      $   169
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                        941          940
   Premiums and installments booked but deferred and not yet due                           241          367
   Accrued retrospective premiums                                                          511          567
High deductible policy receivables                                                          63           43
Reinsurance recoverable on paid losses                                                     365          325
Funds held by or deposited with reinsurers                                                 212          217
Net deferred tax assets                                                                    772          814
Receivables from parent, subsidiaries and affiliates                                       284            5
Other assets                                                                               159          197
Allowance for uncollectible accounts                                                       (53)         (72)
                                                                                       -------      -------
       Total admitted assets                                                           $24,667      $25,638
                                                                                       =======      =======

               See Notes to Statutory Basis Financial Statements

-------------------------------------------------------------------------------
5   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2018 and 2017

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)
--------------------------------------------------------------------------------


                Statements of Liabilities, Capital and Surplus

                                                     December 31, December 31,
                                                         2018         2017
                                                     ------------ ------------
  Liabilities
  Reserves for losses and loss adjustment expenses     $10,935      $12,115
  Unearned premium reserves                              3,234        3,301
  Commissions, premium taxes, and other expenses
    payable                                                140          140
  Reinsurance payable on paid loss and loss
    adjustment expenses                                    249          244
  Current federal taxes payable to parent                    9           12
  Funds held by company under reinsurance treaties       2,288        1,695
  Provision for reinsurance                                 30           20
  Ceded reinsurance premiums payable, net of ceding
    commissions                                            337          324
  Collateral deposit liability                             369          393
  Payable for securities purchased                         112           38
  Payable to parent, subsidiaries and affiliates           565          674
  Other liabilities                                        476          444
                                                       -------      -------
     Total liabilities                                 $18,744      $19,400
                                                       -------      -------
  Capital and Surplus
  Common capital stock, $17 par value, 1,758,158
    shares authorized, 1,695,054 shares issued and
    outstanding                                        $    29      $    29
  Capital in excess of par value                         6,989        6,839
  Unassigned surplus                                    (2,021)      (1,324)
  Special surplus funds from reinsurance                   926          694
                                                       -------      -------
     Total capital and surplus                         $ 5,923      $ 6,238
                                                       -------      -------
     Total liabilities, capital and surplus            $24,667      $25,638
                                                       =======      =======

               See Notes to Statutory Basis Financial Statements

-------------------------------------------------------------------------------
6 STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2018 and 2017

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


          Statements of Operations and Changes in Capital and Surplus

                                                       For the Years Ended December 31,
                                                       -------------------------------
                                                         2018       2017       2016
                                                       --------   --------   --------
Statements of Operations
Underwriting income:
Premiums earned                                        $  5,009   $  5,170   $  6,052
                                                       --------   --------   --------
Underwriting deductions:
   Losses incurred                                        3,945      4,400      5,212
   Loss adjustment expenses                                 315        577        267
   Other underwriting expenses                            1,858      1,624      1,875
                                                       --------   --------   --------
Total underwriting deductions                             6,118      6,601      7,354
                                                       --------   --------   --------
Net underwriting loss                                    (1,109)    (1,431)    (1,302)
                                                       --------   --------   --------
Investment gain:
   Net investment income earned                           1,027      1,058      1,187
   Net realized capital losses (net of capital
     gains tax expense: 2018 - $69; 2017 - $82;
     2016 - $61)                                           (111)      (110)      (106)
                                                       --------   --------   --------
Net investment gain                                         916        948      1,081
                                                       --------   --------   --------
Net loss from agents' or premium balances
  charged-off                                                (3)       (19)       (36)
Other (expense) income                                     (136)        39        (20)
                                                       --------   --------   --------
Net loss after capital gains taxes and before
  federal income taxes                                     (332)      (463)      (277)
Federal and foreign income tax benefit                      (54)       (69)       (34)
                                                       --------   --------   --------
Net loss                                               $   (278)  $   (394)  $   (243)
                                                       ========   ========   ========
Change in Capital and Surplus
Capital and surplus, as of December 31, previous
  year                                                 $  6,238   $  6,448   $  6,641
   Adjustment to beginning surplus (Note 2)                  71         38         66
                                                       --------   --------   --------
Capital and surplus, as of January 1,                     6,309      6,486      6,707
   Other changes in capital and surplus:
       Net loss                                            (278)      (394)      (243)
       Change in net unrealized capital gain
         (loss) (net of capital gain (loss) tax
         expense (benefit): 2018 - ($50) $; 2017
         - $2; 2016 - ($16)                                (137)       204        (48)
       Change in net deferred income tax                     31       (394)       118
       Change in nonadmitted assets                         (91)       410       (157)
       Change in provision for reinsurance                  (10)        17         (3)
       Capital contribution                                 150         --        700
       Dividends to stockholder                              --         --       (600)
       Foreign exchange translation                         (20)       (54)        22
       Change in statutory contingency reserve              (31)       (39)       (44)
       Other surplus adjustments                             --          2         (4)
                                                       --------   --------   --------
   Total changes in capital and surplus                    (386)      (248)      (259)
                                                       --------   --------   --------
Capital and Surplus, as of December 31,                $  5,923   $  6,238   $  6,448
                                                       ========   ========   ========

               See Notes to Statutory Basis Financial Statements

-------------------------------------------------------------------------------
7 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2018, 2017 and 2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                           Statements of Cash Flows

                                                   For the Years Ended December 31,
                                                   -------------------------------
                                                     2018       2017       2016
                                                   --------   --------   --------
Cash from Operations:
   Premiums collected, net of reinsurance          $  5,292   $  5,395   $  6,477
   Net investment income                                839        920        974
   Miscellaneous income (expense)                         4        (17)        17
                                                   --------   --------   --------
   Sub-total                                          6,135      6,298      7,468
                                                   --------   --------   --------
   Benefit and loss related payments                  4,832      7,209      2,750
   Commission and other expense paid                  2,599      3,407      2,236
   Federal and foreign income taxes recovered            (1)       (98)         9
                                                   --------   --------   --------
   Net cash (used in) provided from operations       (1,295)    (4,220)     2,473
                                                   --------   --------   --------
Cash from Investments:
Proceeds from investments sold, matured, or repaid
   Bonds                                              3,990      7,709      5,646
   Stocks                                               339        324         35
   Mortgage loans                                       111        615        118
   Other investments                                  1,790      1,591      1,026
                                                   --------   --------   --------
   Total proceeds from investments sold, matured,
     or repaid                                        6,230     10,239      6,825
                                                   --------   --------   --------
Cost of investments acquired
   Bonds                                              3,766      4,278      7,584
   Stocks                                                56        454         59
   Mortgage loans                                       748        763        871
   Other investments                                    870        853      1,035
                                                   --------   --------   --------
   Total cost of investments acquired                 5,440      6,348      9,549
                                                   --------   --------   --------
   Net cash provided from investing activities          790      3,891     (2,724)
                                                   --------   --------   --------
Cash from Financing and Miscellaneous Sources:
   Borrowed funds repaid                                (65)      (180)       216
   Intercompany receipts                                599        577        (61)
   Net deposit activity on deposit-type contracts
     and other insurance                                (27)       (13)       (24)
   Collateral deposit liability (payments)
     receipts                                           (24)         8         50
   Other receipts                                        60         30         84
                                                   --------   --------   --------
   Net cash provided from financing and
     miscellaneous activities                           543        422        265
                                                   --------   --------   --------
Net change in cash, cash equivalents, and
  short-term investments                                 38         93         14
Cash, cash equivalents, and short-term investments
                                                   --------   --------   --------
   Beginning of year                                    238        145        131
                                                   --------   --------   --------
   End of year                                     $    276   $    238   $    145
                                                   ========   ========   ========

   Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

-------------------------------------------------------------------------------
8   STATEMENT OF CASH FLOW - for the years ended December 31, 2018, 2017 and
    2016

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc.
("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies.

The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling participation percentages under the Combined Pooling Agreement and states of domicile are as follows:

                                                               Pool
                                                    NAIC   Participation   State of
Company                                            Company  Percentage     Domicile
-------                                            ------- ------------- ------------
National Union Fire Insurance Company of
  Pittsburgh, Pa. (National Union)*                 19445       35%      Pennsylvania
American Home Assurance Company (American Home)     19380       35%          New York
Lexington Insurance Company (Lexington)             19437       30%          Delaware
AIG Property Casualty Company (APCC)                19402        0%      Pennsylvania
Commerce and Industry Insurance Company (C&I)       19410        0%          New York
The Insurance Company of the State of
  Pennsylvania (ISOP)                               19429        0%          Illinois
New Hampshire Insurance Company (New Hampshire)     23841        0%          Illinois
AIG Specialty Insurance Company (Specialty)         26883        0%          Illinois
AIG Assurance Company (Assurance)                   40258        0%          Illinois
Granite State Insurance Company (Granite)           23809        0%          Illinois
Illinois National Insurance Co. (Illinois
  National)                                         23817        0%          Illinois
AIU Insurance Company (AIU)                         19399        0%          New York

* Lead Company of the Combined Pool

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2017 Pooling Restructure Transaction").

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than
5.0 percent of surplus of the Company for the years ending December 31, 2018, 2017, and 2016.

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


State / Location                                                  2018 2017 2016
----------------                                                  ---- ---- ----
California                                                        $103 $124 $70
Florida                                                             68   86  78
United Arab Emirates                                                66   71  88
New York                                                            36   65  97
Texas                                                               26   48  48

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association").

The Company's financial information as of and for the years ended December 31, 2018, 2017 and 2016 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The
Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

For the affiliated loss portfolio transfer ("LPT") agreement entered into during 2018, the Company received permitted practices to present the consideration paid in relation to statutory reserves ceded to Fortitude Reinsurance Company Limited ("Fortitude Re") and Eaglestone Reinsurance Company ("Eaglestone") within paid losses rather than as premium written and earned. The classification change has no effect on net income or surplus. Refer to Note 5 for further details.

In 2016, the Company applied a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change had no effect on net income or surplus.

Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

In 2016, the Company applied a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway, Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NY DFS's risk based capital ("RBC") and surplus requirements for the 2018, 2017 or 2016 reporting periods.

-------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                             SSAP # FS Ref  2018    2017    2016
                                                             ------ ------ ------  ------  ------
Net loss, NY SAP                                                           $ (278) $ (394) $ (243)
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                           65     (a)      13      73     147
   Adverse Development Cover                                  62R     (a)      --      --    (514)
   Present the consideration received/paid in relation to
     the loss reserves within paid losses                     62R     (b)      --      --      --
                                                              ---     --   ------  ------  ------
Net loss, NAIC SAP                                                         $ (265) $ (321) $ (610)
                                                              ---     --   ------  ------  ------
Statutory surplus, NY SAP                                                  $5,923  $6,238  $6,448
State prescribed or permitted practices - addition (charge):
   Non-tabular discounting                                     65     (a)     (73)    (86)   (159)
   Credits for collection risk on certain asbestos
     reinsurance recoveries                                   62R     (c)     (61)    (43)    (58)
   Adverse Development Cover                                  62R     (d)    (920)   (689)   (514)
   Present the consideration received/paid in relation to
     the loss reserves within paid losses                     62R     (b)      --      --      --
                                                              ---     --   ------  ------  ------
Statutory surplus, NAIC SAP                                                $4,869  $5,420  $5,717
                                                              ===     ==   ======  ======  ======

(a)Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall change to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company's Unassigned surplus.

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

    . Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

    .  Legal contingencies;

    .  Other than temporary impairment ("OTTI") losses on investments;

    . Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

    . Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes generally impacting the Company in tax years beginning January 1, 2018. As of December 31, 2018, the Company has fully completed the accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance. The
Company does not believe such revisions would have a material impact on surplus.

-------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain significant respects, including:

           Transactions                     NAIC SAP Treatment                  US GAAP Treatment
           ------------             ----------------------------------  -----------------------------------
Policy Acquisition Costs            Costs are immediately expensed and  Costs directly related to the
Principally brokerage commissions   are included in Other Underwriting  successful acquisition of new or
and premium taxes arising from the  Expenses, except for reinsurance    renewal insurance contracts are
issuance of insurance contracts.    ceding commissions received in      deferred and amortized over the
                                    excess of the cost to acquire       term of the related insurance
                                    business which are recognized as a  coverage.
                                    deferred liability and amortized
                                    over the period of the reinsurance
                                    agreement.

Unearned Premiums, Unpaid Losses    Presented net of reinsurance        Presented gross of reinsurance
and Loss Expense Liabilities        recoverable.                        with corresponding reinsurance
                                                                        recoverable assets for ceded
                                                                        unearned premiums and reinsurance
                                                                        recoverable on unpaid losses,
                                                                        respectively.

Retroactive reinsurance contracts   Gains and losses are recognized in  Gains are deferred and amortized
                                    earnings immediately and surplus    over the settlement period of the
                                    is segregated to the extent pretax  ceded claim recoveries. Losses are
                                    gains are recognized. Certain       immediately recognized in the
                                    retroactive affiliate or related    Statements of Operations.
                                    party reinsurance contracts are
                                    accounted for as prospective
                                    reinsurance if there is no gain in
                                    surplus as a result of the
                                    transaction.

Investments in Bonds held as:       Investment grade securities (rated  All available for sale investments
1) available for sale               by NAIC as class 1 or 2) are        are carried at fair value with
2) fair value option                carried at amortized cost. Non-     changes in fair value, net of
                                    investment grade securities (NAIC   applicable taxes, reported in
                                    rated 3 to 6) are carried at the    accumulated other comprehensive
                                    lower of amortized cost and fair    income within shareholder's equity.
                                    value.
                                                                        Fair value option investments are
                                                                        carried at fair value with changes
                                                                        in fair value, net of applicable
                                                                        projected income taxes, reported
                                                                        in net investment income.

Investments in Equity Securities    Carried at fair value with          All equity securities that do not
                                    unrealized gains and losses         follow the equity method of
                                    reported, net of applicable taxes,  accounting, are measured at fair
                                    in the Statements of Changes in     value with changes in fair value
                                    Capital and Surplus.                recognized in earnings.

Investments in Limited              Carried at the underlying US GAAP   If aggregate interests allow the
Partnerships, Hedge Funds and       equity with results from the        holding entity to exercise more
Private Equity Interests            investment's operations recorded,   than minor influence (typically
                                    net of applicable taxes, as         more than 3%), the investment is
                                    unrealized gains (losses) directly  carried at Net Asset Value ("NAV")
                                    in the Statements of Changes in     with changes in value recorded to
                                    Capital and Surplus.                net investment income.

                                                                        Where the aggregate interests
                                                                        allow the entity to exercise only
                                                                        minor influence (typically less
                                                                        than 3%), the investment is
                                                                        recorded at NAV with changes in
                                                                        value recorded, net of tax, as a
                                                                        component of accumulated other
                                                                        comprehensive income in
                                                                        shareholder's equity.

-------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

           Transactions                     NAIC SAP Treatment                  US GAAP Treatment
           ------------             ----------------------------------  ----------------------------------
Investments in Subsidiary,          Subsidiaries are not consolidated.  Consolidation is required when
Controlled and Affiliated Entities                                      there is a determination that the
(SCAs)                                                                  affiliated entity is a variable
                                                                        interest entity ("VIE") and the
                                                                        entity has a variable interest and
                                                                        the power to direct the activities
                                                                        of the VIE. The VIE assessment
                                                                        would consider various factors
                                                                        including limited partnership (LP)
                                    The equity investment in SCAs are   status and inherent rights of
                                    accounted for under the equity      equity investors.
                                    method and recorded as Common
                                    stock investments. Dividends are    Investments in SCAs that are
                                    recorded within Net Investment      voting interest entities (VOE)
                                    Income.                             with majority voting rights are
                                                                        generally consolidated.

                                                                        Investments in SCAs where the
                                                                        holding entity exercises
                                                                        significant influence (generally
                                                                        ownership of>3% voting interests
                                                                        for LPs and similar entities and
                                                                        between 20 percent and 50 percent
                                                                        for other entities) are recorded
                                                                        at equity value. The change in
                                                                        equity is included within
                                                                        operating income.

Statement of Cash Flows             Statutory Statements of Cash Flows  The Statements of Cash Flows can
                                    must be presented using the direct  be presented using the direct or
                                    method. Changes in cash, cash       indirect methods, however are
                                    equivalents, and short-term         typically presented using the
                                    investments and certain sources of  indirect method. Presentation is cash are excluded from operational  limited to changes in cash and
                                    cash flows. Non-cash items are      cash equivalents (short-term
                                    required to be excluded in the      investments are excluded). All
                                    Statements of Cash Flows and        non-cash items are excluded from
                                    should be disclosed accordingly.    the presentation of cash flows.

Deferred Federal Income Taxes       Deferred income taxes are           The provision for deferred income
                                    established for the temporary       taxes is recorded as a component
                                    differences between tax and book    of income tax expense, as a
                                    assets and liabilities, subject to  component of the Statements of
                                    limitations on admissibility of     Operations, except for changes
                                    tax assets.                         associated with items that are
                                                                        included within other
                                    Changes in deferred income taxes    comprehensive income where such
                                    are recorded within capital and     items are recorded net of
                                    surplus and have no impact on the   applicable income taxes.
                                    Statements of Operations.

Statutory Adjustments               Certain asset balances designated   All assets and liabilities are
(applied to certain assets          as nonadmitted, such as intangible  included in the financial
including goodwill, furniture and   assets and certain investments in   statements. Provisions for
equipment, deferred taxes in        affiliated entities are excluded    uncollectible receivables are
excess of limitations, prepaid      from the Statements of Admitted     established as valuation
expenses, overdue receivable        Assets and are reflected as         allowances and are recognized as
balances and unsecured reinsurance  deductions from capital and         expense within the Statements of
amounts)                            surplus.                            Operations.

                                    A Provision for reinsurance is
                                    established for unsecured
                                    reinsurance amounts recoverable
                                    from unauthorized and certain
                                    authorized reinsurers with a
                                    corresponding reduction to
                                    Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

-------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2018, 2017 and 2016 were as follows:

Years ended December 31,                                         2018  2017  2016
------------------------                                         ----  ----  ----
Net written premiums subject to retrospectively rated contracts  $ 93  $105  $ 72
Percentage of total net written premiums                          1.9%  2.1%  1.1%

As of December 31, 2018 and 2017, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $511 and $567, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $60 and $58 as of December 31, 2018 and 2017, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $10 and $13 as of December 31, 2018 and 2017, respectively.

High Deductible
--------------------------------------------------------------------------------
The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations.

-------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2018 and 2017:

                                          Reserve Credits on Recoverable on Paid
December 31, 2018     Gross Loss Reserves   Unpaid Claims          Claims          Total
-----------------     ------------------- ------------------ ------------------- ----------
Allied Lines              $      390          $      390          $      10      $      400
General Liabilities              464                 464                  9             473
Workers Compensation           3,419               3,419                 51           3,470
                          ----------          ----------          ---------      ----------
Total                     $    4,273          $    4,273          $      70      $    4,343
                          ----------          ----------          ---------      ----------

As of December 31, 2018, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $206 and $3,068, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2018 were $1,069, or 25% of the total high deductible. Additionally, as of December 31, 2018, the Company had recoverables on paid claims greater than 90 days overdue of $72, of which $7 have been nonadmitted.

                                          Reserve Credits on Recoverable on Paid
December 31, 2017     Gross Loss Reserves   Unpaid Claims          Claims          Total
-----------------     ------------------- ------------------ ------------------- ----------
Allied Lines              $      394          $      394          $       8      $      402
General Liabilities              445                 445                  6             451
Workers Compensation           3,550               3,550                 39           3,589
                          ----------          ----------          ---------      ----------
Total                     $    4,389          $    4,389          $      53      $    4,442
                          ----------          ----------          ---------      ----------

As of December 31, 2017, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $230 and $3,142, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2017 were $1,202, or 27% of the total high deductible. Additionally, as of December 31, 2017, the Company had recoverables on paid claims greater than 90 days overdue of $51, of which $9 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2018 and 2017:

Counterparty*                                 Unsecured High Deductible Amounts
-------------                                 ---------------------------------
December 31,                                        2018             2017
------------                                  ---------------- ----------------
Counterparty 1                                $            129 $            188
Counterparty 2                                             103              107
Counterparty 3                                              75               90
Counterparty 4                                              55               64
Counterparty 5                                              54               50
Counterparty 6                                              54               49
Counterparty 7                                              48               47
Counterparty 8                                              48               39
Counterparty 9                                              21               26
Counterparty 10                                             20               20

* Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

-------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to
Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2018 and 2017, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded.
The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F-Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity's experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

-------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------
Reserves for case incurred but not reported ("IBNR") and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2018 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2018 and 2017 were $1,328 and $1,321, respectively.

As of December 31, 2018, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                              Licensed in
Life Insurance Company                                      State of Domicile  New York   Statement Value
----------------------                                      ----------------- ----------- ---------------
American General Life Insurance Company of Texas                 Texas            No           $166
American General Life Insurance Company of Delaware             Delaware          No            270
The United State Life Insurance Company in the City of New        New
  York                                                            York            Yes           837

Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

    . Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

-------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

    . The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

    . The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

-------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees is reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the statement of operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus. Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

-------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms..

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

    . The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

    .  Fundamental credit risk of the issuer exists; and/or

    . Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

    . If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

    . If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

    . If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    .  If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

    . If an order of liquidation or other fundamental credit issues with the partnership exists;

    . If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

    . If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

-------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company's share of:

    .  direct and assumed premium as gross premium,

    . underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus,

    .  insurance and reinsurance balances in the Statements of Admitted Assets,

    . all other non-insurance assets and liabilities held by the Association, all of which are on its members' behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

    .  cashflows in the Statements of Cash Flows.

Foreign Currency Translation
--------------------------------------------------------------------------------
Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2018, 2017 and 2016 of $5, $10 and $10, respectively.

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, effective January 1, 2018, and approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

-------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

    . The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax ("BEAT") are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

    . The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg.
       (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2018, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

    . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

    . the sustainability of recent operating profitability of the Company's subsidiaries;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

    . prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2018 and 2017 Changes
--------------------------------------------------------------------------------

The Company did not adopt any material change in accounting principles in 2018 or 2017.

-------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2016 Changes
--------------------------------------------------------------------------------
In 2016, the Company adopted the following change in the SSAP:

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, , Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2018, 2017 and 2016 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $72, $38 and $66, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2018, 2017 and 2016 statutory financial statements as adjustments to Unassigned surplus. The impact of these corrections would have decreased the 2017 pre-tax income by $10 and decreased the 2016 pre-tax income by $20. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2018, 2017 and 2016 is presented in the following tables:

                                                        Policyholders' Total Admitted
2018 Adjustments                                           Surplus         Assets     Total Liabilities
----------------                                        -------------- -------------- -----------------
Balance at December 31, 2017                                $6,238        $25,638          $19,400
Adjustments to beginning Capital and Surplus:
   Asset corrections                                            56             56               --
   Liability corrections                                         6             --               (6)
   Income tax corrections                                       10             10               --
                                                            ------        -------          -------
       Total adjustments to beginning Capital and
         Surplus                                                72             66               (6)
                                                            ------        -------          -------
Balance at January 1, 2018 as adjusted                      $6,310        $25,704          $19,394
                                                            ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an understatement in the carrying value of an investment impacting 2017 financials; b) deposit accounting not recorded within contract terms.

Liability corrections - The decrease in total liabilities is primarily the result of a) a net decrease in unearned premium reserves on multi-year direct policies; partially offset by b) an increase due to an over-cession of premiums and losses on a specific program.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

-------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                Policyholders' Total Admitted
2017 Adjustments                                                   Surplus         Assets     Total Liabilities
----------------                                                -------------- -------------- -----------------
Balance at December 31, 2016                                        $6,448        $29,684          $23,236
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                    27             27               --
   Liability corrections                                                 3             --               (3)
   Income tax corrections                                                8              8               --
                                                                    ------        -------          -------
       Total adjustments to beginning Capital and Surplus               38             35               (3)
                                                                    ------        -------          -------
Balance at January 1, 2017 as adjusted                              $6,486        $29,719          $23,233
                                                                    ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of the recording of real estate step up gains.

Liability corrections - The decrease in total liabilities is primarily the result of a) a decrease due to an over-accrual of insurance taxes, licenses and fees; partially offset by b) an increase resulting from the understatement of losses; c) an increase due to understatement of interest expense on environmental funds held and d) an increase for direct business which was being accounted for as Deposit Accounting in error.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                                Policyholders' Total Admitted
2016 Adjustments                                                   Surplus         Assets     Total Liabilities
----------------                                                -------------- -------------- -----------------
Balance at December 31, 2015                                        $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                                    42             42               --
   Liability corrections                                                (3)            --                3
   Income tax corrections                                               27             27               --
                                                                    ------        -------          -------
       Total adjustments to beginning Capital and Surplus               66             69                3
                                                                    ------        -------          -------
Balance at January 1, 2016 as adjusted                              $6,707        $26,172          $19,465
                                                                    ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses reversed without consideration of contract limits; b) an increase due to recording of unsupported ceded reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

-------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------
The reconciliations from carrying value to fair value of the Company's bond investments as of December 31, 2018 and 2017 are outlined in the tables below:

                                                                                        Gross      Gross
                                                                            Carrying  Unrealized Unrealized   Fair
December 31, 2018                                                            Value      Gains      Losses     Value
-----------------                                                           --------- ---------- ---------- ---------
U.S. governments                                                            $      57  $      1    $  --    $      58
All other governments                                                             258         1       (4)         255
States, territories and possessions                                               432        20       (3)         449
Political subdivisions of states, territories and possessions                     382        13       (1)         394
Special revenue and special assessment obligations and all non-guaranteed
  obligations of agencies and authorities and their political subdivisions      2,636        53      (27)       2,662
Industrial and miscellaneous                                                   10,769       461     (113)      11,117
                                                                            ---------  --------    -----    ---------
Total                                                                       $  14,534  $    549    $(148)   $  14,935
                                                                            =========  ========    =====    =========

                                                                                        Gross      Gross
                                                                            Carrying  Unrealized Unrealized   Fair
December 31, 2017                                                            Value      Gains      Losses     Value
-----------------                                                           --------- ---------- ---------- ---------
U.S. governments                                                            $     109  $      2     $ --    $     111
All other governments                                                             207         1       (1)         207
States, territories and possessions                                               664        41       (1)         704
Political subdivisions of states, territories and possessions                     752        36       (1)         787
Special revenue and special assessment obligations and all non-guaranteed
  obligations of agencies and authorities and their political subdivisions      2,944       101      (13)       3,032
Industrial and miscellaneous                                                   10,477       565      (52)      10,990
                                                                            ---------  --------     ----    ---------
Total                                                                       $  15,153  $    746     $(68)   $  15,831
                                                                            =========  ========     ====    =========

The carrying values and fair values of bonds at December 31, 2018, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                           Carrying    Fair
December 31, 2018                                           Value      Value
-----------------                                         ---------- ----------
Due in one year or less                                   $      487 $      487
Due after one year through five years                          2,557      2,567
Due after five years through ten years                         1,882      1,873
Due after ten years                                            1,959      1,986
Structured securities                                          7,693      8,065
                                                          ---------- ----------
Total                                                     $   14,578 $   14,978
                                                          ========== ==========

-------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


B. Mortgage Loan Investments
--------------------------------------------------------------------------------
The minimum and maximum lending rates for mortgage loans during 2018 were:

                                   Minimum        Maximum
                  Category      Lending Rate % Lending Rate %
                  --------      -------------- --------------
                  Office             4.3%           5.0%
                  Industrial         3.0%           4.5%
                  Multi-Family       2.1%           4.3%
                  Residential        2.9%           5.2%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 95 percent. The Company's mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2018 and 2017:

                                   Residential            Commercial
                                ----------------- ---------------------------
                           Farm Insured All Other Insured All Other Mezzanine Total
                           ---- ------- --------- ------- --------- --------- ------
2018
   Recorded Investment
   Current                 $--    $--     $486      $--    $2,191      $--    $2,677
   30 - 59 days past due    --     --        2       --        --       --         2
                           ---    ---     ----      ---    ------      ---    ------
   Total                   $--    $--     $488      $--    $2,191      $--    $2,679
                           ---    ---     ----      ---    ------      ---    ------
2017
   Recorded Investment
   Current                 $--    $--     $339      $--    $1,727      $--    $2,066
   30 - 59 days past due    --     --        1       --        --       --         1
                           ---    ---     ----      ---    ------      ---    ------
Total                      $--    $--     $340      $--    $1,727      $--    $2,067
                           ===    ===     ====      ===    ======      ===    ======

C. Loan-Backed and Structured Securities
--------------------------------------------------------------------------------

The Company did not record any non-credit OTTI losses during 2018 and 2017 for LBaSS.

As of December 31, 2018 and 2017, the Company held LBaSS for which it recognized $43 and $19 respectively of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,                                              2018      2017
------------------------                                            --------  --------
Aggregate unrealized losses:
   Less than 12 Months                                              $     36  $     28
   12 Months or longer                                              $     41  $      5
Aggregate related fair value of securities with unrealized losses:
   Less than 12 Months                                              $  1,723  $  2,178
   12 Months or longer                                              $  1,376  $    215

The Company held structured notes as of December 31, 2018 and 2017 with a total carrying value of $140 and $128, respectively. There were no structured notes held as of December 31, 2018 and 2017 which were considered mortgage-referenced securities.

-------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2018 and 2017 are set forth in the tables below:

December 31, 2018                    Less than 12 Months   12 Months or Longer          Total
-----------------                   --------------------  --------------------  --------------------
                                               Unrealized            Unrealized            Unrealized
Description of Securities           Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------           ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                      $   13     $  --      $   22     $  --      $   35     $  --
All other governments                     67        (3)        124        (4)        191        (7)
States, territories and possessions       51        (3)         44        (1)         95        (4)
Political subdivisions of states,
  territories and possessions             49        (1)         52        (1)        101        (2)
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions           264        (3)        723       (24)        987       (27)
Industrial and miscellaneous           3,360       (99)      1,825       (67)      5,185      (166)
                                      ------     -----      ------     -----      ------     -----
Total bonds                           $3,804     $(109)     $2,790     $ (97)     $6,594     $(206)
                                      ------     -----      ------     -----      ------     -----
Affiliated                                --        --          10        (5)         10        (5)
Non-affiliated                             9        (1)         --        --           9        (1)
                                      ------     -----      ------     -----      ------     -----
Total common stocks                   $    9     $  (1)     $   10     $  (5)     $   19     $  (6)
                                      ------     -----      ------     -----      ------     -----
Total bonds and stocks                $3,813     $(110)     $2,800     $(102)     $6,613     $(212)
                                      ======     =====      ======     =====      ======     =====

December 31, 2017                    Less than 12 Months   12 Months or Longer          Total
-----------------                   --------------------  --------------------  --------------------
                                               Unrealized            Unrealized            Unrealized
Description of Securities           Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------           ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                      $    8      $ --       $ --       $ --      $    8     $  --
All other governments                    138        (3)        23         (1)        161        (4)
States, territories and possessions       49        (1)         6         --          55        (1)
Political subdivisions of states,
  territories and possessions             35        --         35         (1)         70        (1)
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions           541       (12)       100         (1)        641       (13)
Industrial and miscellaneous           2,674       (46)       625        (16)      3,299       (62)
                                      ------      ----       ----       ----      ------     -----
Total bonds                           $3,445      $(62)      $789       $(19)     $4,234     $ (81)
                                      ------      ----       ----       ----      ------     -----
Affiliated                                --        --        128        (49)        128       (49)
Non-affiliated                             5        --         --         --           5        --
                                      ------      ----       ----       ----      ------     -----
Total common stocks                   $    5      $ --       $128       $(49)     $  133     $ (49)
                                      ------      ----       ----       ----      ------     -----
Total bonds and stocks                $3,450      $(62)      $917       $(68)     $4,367     $(130)
                                      ======      ====       ====       ====      ======     =====

E. Realized Gains Losses
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2018, 2017 and 2016 were as follows:

Years ended December 31         2018               2017               2016
-----------------------  ------------------ ------------------ ------------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $1,924     $339    $5,648     $59     $3,895     $34
Gross realized gains         14       21        79       5         83      12
Gross realized losses       (27)      --       (69)     --        (48)     --

-------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


F. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the Company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) in Unassigned surplus within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in the Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in net investment income.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2018 and 2017.

                                   December 31, 2018         Year ended December 31, 2018
                               -------------------------- ----------------------------------
Derivative Financial             Outstanding              Realized capital Unrealized capital
Instrument                     Notional Amount Fair Value gains/ (losses)   gains / (losses)
--------------------           --------------- ---------- ---------------- ------------------
Swaps                              $1,334         $ 5           $(2)              $25
Forwards                               --          --            --                (1)
                                   ------         ---           ---               ---
Total                              $1,334         $ 5           $(2)              $24
                                   ======         ===           ===               ===

                                   December 31, 2017         Year ended December 31, 2017
                               -------------------------  ----------------------------------
Derivative Financial             Outstanding              Realized Capital Unrealized capital
Instrument                     Notional Amount Fair Value  gains/(losses)    gains / losses
--------------------           --------------- ---------- ---------------- ------------------
Swaps                               $583          $(15)         $(9)              $(44)
Forwards                             250             1            1                  4
                                    ----          ----          ---               ----
Total                               $833          $(14)         $(8)              $(40)
                                    ====          ====          ===               ====

-------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


G. Other Invested Assets
--------------------------------------------------------------------------------
During 2018, 2017 and 2016, the Company recorded OTTI losses on investments in joint ventures and partnerships of $91, $81, and $66, respectively.

H. Investment Income
--------------------------------------------------------------------------------
The Company had $0 and $1 accrued investment income receivables over 90 days past due as of December 31, 2018 and 2017, respectively. Investment expenses of $36, $42 and $33 were included in Net investment income earned for the years ended December 31, 2018, 2017 and 2016, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,676 and $1,645 as of December 31, 2018 and 2017, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2018 and 2017:

December 31, 2018                              Level 1 Level 2 Level 3  Total
-----------------                              ------- ------- ------- -------
Bonds                                          $   --  $  578  $   96  $   674
Common stocks                                     111      --      25      136
Mutual funds                                        2      --      --        2
Derivative assets                                  --      22      --       22
Derivative liabilities                             --     (17)     --      (17)
                                               ------  ------  ------  -------
Total                                          $  113  $  583  $  121  $   817
                                               ======  ======  ======  =======

December 31, 2017                             Level 1 Level 2  Level 3  Total
-----------------                             ------- -------  ------- -------
Bonds                                         $   --  $   245  $   65  $   310
Common stocks                                    136      276      22      434
Mutual funds                                       1        2      --        3
Derivative assets                                 --        6      --        6
Derivative liabilities                            --      (20)     --      (20)
                                              ------  -------  ------  -------
Total                                         $  137  $   509  $   87  $   733
                                              ======  =======  ======  =======

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2018. During the year ended December 31, 2017, $2 of common stocks transferred from Level 1 to Level 2 as an alternative method was utilized to determine fair value as active market price was not readily accessible.

-------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2018 and 2017.

                                                       Total Realized
                                                       Gains (Losses)                 Purchases,
               Beginning                                included in     Unrealized      Sales,
               Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
               January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
                  2018       Level 3      of Level 3       Income        Surplus         Net          2018
               ---------- -------------- ------------- -------------- -------------- ------------ ------------
Bonds             $65          $98           $(141)         $(13)          $(2)          $ 89         $ 96
Common stocks      22            1             (26)           15            (2)            15           25
                  ---          ---           -----          ----           ---           ----         ----
Total             $87          $99           $(167)         $  2           $(4)          $104         $121
                  ===          ===           =====          ====           ===           ====         ====

                                                       Total Realized
                                                       Gains (Losses)                 Purchases,
               Beginning                                included in     Unrealized      Sales,
               Balance at                                   Net       Gains (Losses)  Issuances,   Balance at
               January 1, Transfers into Transfers out   Investment    Included in   Settlements, December 31,
                  2017       Level 3      of Level 3       Income        Surplus         Net          2017
               ---------- -------------- ------------- -------------- -------------- ------------ ------------
Bonds             $66          $16           $(85)          $(1)           $--           $69          $65
Common Stocks      21           --             --             5             --            (4)          22
                  ---          ---           ----           ---            ---           ---          ---
Total             $87          $16           $(85)          $ 4            $--           $65          $87
                  ===          ===           ====           ===            ===           ===          ===

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

         Fair Value at December 31, 2018 Valuation Technique  Unobservable Input Range (Weighted Average)
         ------------------------------- -------------------- ------------------ ------------------------
Assets:
Bonds                  $31               Discounted cash flow       Yield         3.94% - 5.75% (4.85%)

-------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2018 and 2017:

                                                                                               Not
                                             Aggregate  Admitted                           Practicable
December 31, 2018                            Fair Value  Assets  Level 1 Level 2  Level 3 (Carry Value)
-----------------                            ---------- -------- ------- -------  ------- -------------
Bonds                                         $14,935   $14,534   $ --   $10,809  $4,126       $--
Cash equivalents and short term investments       191       191    134        57      --        --
Common stock                                      145       145    111         9      25        --
Derivative assets                                  22        22     --        22      --        --
Derivative liabilities                            (17)      (17)    --       (17)     --        --
Mortgage loans                                  2,673     2,679     --        --   2,673        --
Mutual funds                                        2         2      2        --      --        --
Preferred stock                                    50        49     --        50      --        --
                                              -------   -------   ----   -------  ------       ---
Total                                         $18,001   $17,605   $247   $10,930  $6,824       $--
                                              =======   =======   ====   =======  ======       ===

                                                                                               Not
                                             Aggregate  Admitted                           Practicable
December 31, 2017                            Fair Value  Assets  Level 1 Level 2  Level 3 (Carry Value)
-----------------                            ---------- -------- ------- -------  ------- -------------
Bonds                                         $15,831   $15,153   $ --   $11,434  $4,397       $--
Cash equivalents and short term investments       138       138    138        --      --        --
Common stock                                      445       445    136       288      21        --
Derivative assets                                   6         6     --         6      --        --
Derivative liabilities                            (20)      (20)    --       (20)     --        --
Mortgage loans                                  2,079     2,067     --        --   2,079        --
Mutual funds                                        3         3      1         2      --        --
Preferred stock                                    50        49     --        50      --        --
                                              -------   -------   ----   -------  ------       ---
Total                                         $18,532   $17,841   $275   $11,760  $6,497       $--
                                              =======   =======   ====   =======  ======       ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------
A roll forward of the Company's net reserves for losses and LAE as of December 31, 2018, 2017 and 2016, is set forth in the table below:

December 31,                                                   2018     2017     2016
------------                                                 -------  -------  -------
Reserves for losses and LAE, end of prior year               $12,115  $12,210  $13,171
                                                             -------  -------  -------
Incurred losses and LAE related to:
   Current accident year                                       4,000    4,700    4,377
   Prior accident year                                           260      277    1,102
                                                             -------  -------  -------
   Total incurred losses and LAE                             $ 4,260  $ 4,977  $ 5,479
                                                             -------  -------  -------
Paid losses and LAE related to:
   Current accident year                                      (1,182)  (1,140)  (1,123)
   Prior accident year                                        (4,258)  (3,932)  (5,317)
                                                             -------  -------  -------
   Total paid losses and LAE                                  (5,440)  (5,072)  (6,440)
                                                             -------  -------  -------
Reserves for losses and LAE, end of current year             $10,935  $12,115  $12,210
                                                             =======  =======  =======

During 2018, after applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $260, which includes a decrease in loss reserve discount on prior accident years of $24. Under the ADC, 80 percent of the reserve risk on substantially all of the Company's commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior year loss reserve development of $491.

-------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The 2018 unfavorable prior year development is generally a result of the following:

    . Unfavorable prior year development in excess casualty, driven by the combination of construction defect and construction wrap claims from accident years 2015 and prior where the Company reacted to significant increases in severity and longer claim reporting patterns, as well as higher than expected loss severity in accident years 2016 and 2017, which led to an increase in estimates for these accident years;

    . Unfavorable prior year development in financial lines, primarily from directors & officers (D&O) and employment practices liability (EPLI) policies covering corporate and national insureds as well as private and not-for-profit insureds. This development was predominantly in accident years 2014-2017 and resulted largely from increases in severity as the frequency of class action lawsuits increased in those years; and

    . Unfavorable prior year development in personal lines reflecting an increase in estimates in respect of the California Wildfires and Hurricane Irma.

During 2017, after applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $277, which includes a decrease in loss reserve discount on prior accident years of $45. Under the ADC, 80 percent of the reserve risk on substantially all of the Company's commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior loss reserve development of $452.

The 2017 unfavorable prior year development is generally a result of the following:

    . Unfavorable prior year development in excess casualty and primarily general liability products within Other Liability - Occurrence line of business, driven primarily by increases in underlying severity and greater than expected loss experience in accident year 2016 as well as increased development from claims related to construction defects and construction wrap business (largely from accident years 2006 and prior);

    . Unfavorable prior year development in excess casualty and directors and officers ("D&O") within Other Liability - Claims-Made line of business, covering privately owned and not-for-profit insureds. The D&O development was predominantly in accident year 2016 and resulted largely from increases in bankruptcy-related claims and fiduciary liability claims for large educational institutions; and

    . Unfavorable prior year development primarily driven by commercial auto business in the program business unit. A significant portion of this development came from accident year 2016 with much of it related to programs that have been terminated over the past year.

During 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Note 1 for further details regarding this transaction.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $249, $252 and $242 for the years ended December 31, 2018, 2017 and 2016, respectively. The Company paid $9, $32 and $36 in the reporting period to settle 204, 233 and 54 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2018, 2017 and 2016, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held.
This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

-------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                                Asbestos Losses          Environmental Losses
                                           -------------------------  -------------------------
December 31,                                 2018     2017     2016     2018     2017     2016
------------                               -------  -------  -------  -------  -------  -------
   Direct
Loss and LAE reserves, beginning of year   $   797  $   838  $   819  $   215  $   255  $   149
Impact of pooling restructure transaction       --       --      137       --       --       25
Incurred losses and LAE                        (17)       2       37       97        1       91
Calendar year paid losses and LAE              (53)     (43)    (155)     (27)     (41)     (10)
                                           -------  -------  -------  -------  -------  -------
Loss and LAE Reserves, end of year         $   727  $   797  $   838  $   285  $   215  $   255
                                           -------  -------  -------  -------  -------  -------
   Assumed reinsurance
Loss and LAE reserves, beginning of year   $   258  $   249  $   264  $    19  $    15  $    14
Impact of pooling restructure transaction       --       --       43       --       --        2
Incurred losses and LAE                         76       27        1       (1)       6       (1)
Calendar year paid losses and LAE              (18)     (18)     (59)      (1)      (2)      --
                                           -------  -------  -------  -------  -------  -------
Loss and LAE Reserves, end of year         $   316  $   258  $   249  $    17  $    19  $    15
                                           -------  -------  -------  -------  -------  -------
   Net of reinsurance
Loss and LAE reserves, beginning of year   $     1  $     1  $     9  $    --  $    --  $    --
Impact of pooling restructure transaction       --       --        2       --       --       --
Incurred losses and LAE                         --       --       --       --       --       --
Calendar year paid losses and LAE               --       --      (10)      --       --       --
                                           -------  -------  -------  -------  -------  -------
Loss and LAE Reserves, end of year         $     1  $     1  $     1  $    --  $    --  $    --
                                           =======  =======  =======  =======  =======  =======

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos                                            Loss Reserves LAE Reserves
December 31,                                         2018   2017   2018   2017
------------                                        ------ ------ ------ ------
Direct basis:                                       $  350 $  406 $   39 $   45
Assumed reinsurance basis:                             125     78     14      9
Net of ceded reinsurance basis:                         --     --     --     --

Environmental                                       Loss Reserves LAE Reserves
December 31,                                         2018   2017   2018   2017
------------                                        ------ ------ ------ ------
Direct basis:                                       $  112 $   68 $   48 $   29
Assumed reinsurance basis:                               5      3      2      1
Net of ceded reinsurance basis:                         --     --     --     --

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

On February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the "Reinsureds" (as cedants), each of which is a member of the Combined Pool) commuted certain loss portfolio reinsurance agreements with Eaglestone (as reinsurer). The commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers' compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement was equal to the statutory balances as of the January 1, 2017 effective date.

-------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


On the same date, the Reinsureds (as cedants), Eaglestone (as original reinsurer), and Fortitude Re (as replacement reinsurer), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda, entered into a novation agreement whereby obligations of excess workers' compensation business previously ceded by the Reinsureds to Eaglestone were transferred to Fortitude Re. The novation consideration was equal to the total statutory reserves ceded to Eaglestone as of the January 1, 2017 effective date.

Further, and also on the same date, a book of assumed reinsurance business of the Reinsureds, which was previously embedded in one of the LPTs that was commuted, was ceded back to Eaglestone as a separate LPT ("Re-ceded Portfolio") on a fund transferred basis with settlement equal to the statutory balances as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds.

Finally, the Reinsureds (as cedants) ceded substantially all commuted business as detailed above through various LPT reinsurance agreements to Fortitude Re (as replacement reinsurer). Additionally, at the same time, the Reinsureds also ceded to Fortitude Re additional business related to certain excess workers' compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of a certain earmarked portfolio of assets owned by the Reinsureds.

The recording of these transactions by the Reinsureds in the first quarter of 2018 required the reversal of interest expense on funds held due to Eaglestone on the commuted portfolios and the recognition of interest expense due to Fortitude Re on the commuted portfolios and the new cessions, in order to record the effect of the transaction as of the stated effective date of January 1, 2017.

A reconciliation of change in reserves and corresponding consideration (paid) received for the above transactions between Eaglestone, Fortitude Re and the Reinsureds for the effective date of January 1, 2017 are shown below:

                                                                 LPTs
                                                             (Previously
                                                               commuted
                                                             business and
                                                              2016 Exit   Re-ceded
Company                                 Novation Commutation  Portfolio)  Portfolio  Total
-------                                 -------- ----------- ------------ --------- -------
Reserves
--------
Eaglestone Reinsurance Company          $(1,577)   $(2,895)    $    --      $ 41    $(4,431)
Fortitude Reinsurance Company             1,577         --       4,013        --      5,590
Combined Pool Companies:
   National Union Fire Ins. Co. of
     Pittsburgh, Pa.                         --      1,013      (1,405)      (14)      (406)
   American Home Assurance Company           --      1,013      (1,405)      (14)      (406)
   Lexington Insurance Company               --        869      (1,203)      (13)      (347)
Total Combined Pool                          --      2,895      (4,013)      (41)    (1,159)

Consideration (Paid) Received as Funds
Held, Cash and Securities
--------------------------------------
Eaglestone Reinsurance Company           (1,734)    (2,895)         --        41     (4,588)
Fortitude Reinsurance Company             1,734         --       4,013        --      5,747
Combined Pool Companies:
   National Union Fire Ins. Co. of
     Pittsburgh, Pa.                         --      1,013      (1,405)      (14)      (406)
   American Home Assurance Company           --      1,013      (1,405)      (14)      (406)
   Lexington Insurance Company               --        869      (1,203)      (13)      (347)
Total Combined Pool                          --      2,895      (4,013)      (41)    (1,159)

-------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The below table presents the reserves as of December 31, 2017 that were transferred during 2018 between Eaglestone, Fortitude Re and the Reinsureds for the above transactions:

                                                                       LPTs
                                                                   (Previously
                                                                     commuted
                                                                   business and
                                                                    2016 Exit   Re-ceded  Total Change in
Company                                       Novation Commutation  Portfolio)  Portfolio    Reserves
-------                                       -------- ----------- ------------ --------- ---------------
Eaglestone Reinsurance Company                $(1,477)   $(2,567)    $    --      $ 32        $(4,012)
Fortitude Reinsurance Company                   1,477         --       3,442        --          4,919
Combined Pool Companies:
   National Union Fire Ins. Co. of
     Pittsburgh, Pa.                               --        898      (1,205)      (11)          (318)
   American Home Assurance Company                 --        898      (1,205)      (11)          (318)
   Lexington Insurance Company                     --        771      (1,032)      (10)          (271)
Total Combined Pool                                --      2,567      (3,442)      (32)          (907)

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2018 and 2017 liabilities include $569 and $781 of such discounted reserves, respectively.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2018, 2017 and 2016.

Lines of Business                                         2018     2017     2016
-----------------                                       -------- -------- --------
Workers' Compensation
   Case Reserves                                        $    135 $    134 $     96

As of December 31, 2018 and 2017, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $184 and $162, respectively.

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2018, 2017 and 2016.

Lines of Business                                         2018        2017     2016
-----------------                                       --------    -------- --------
Workers' Compensation
   Case Reserves                                        $     73    $     86 $    159

As of December 31, 2018 and 2017, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $193 and $187, respectively.

-------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------
2017 Pooling Restructure Transaction

In 2017, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during March 2017. The change in the Combined Pooling Agreement had no effect on the Company's reported assets, liabilities, surplus, operations or cash flow, as the Company's participation in the pool remained the same.

2016 Pooling Restructure Transaction

In 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                       Amount
                                                                       ------
  Assets:
     Agents' balances or uncollected premiums                          $  286
     Amounts recoverable from reinsurers                                   51
     Funds held by or deposited with reinsured companies                   31
     Other insurance assets                                                37
                                                                       ------
         Total Assets                                                     405
                                                                       ------
  Liabilities
     Unearned premium reserves (net)                                      521
     Reinsurance payable on paid losses and loss adjustment expenses       34
     Reserves for losses and loss adjustment expenses (net)             2,265
     Funds held by company under reinsurance treaties                     227
     Ceded reinsurance premiums payable                                    47
     Other insurance liabilities                                          140
                                                                       ------
         Total Liabilities                                             $3,234
                                                                       ------
  Statements of Operations and Changes in Surplus
     Net premiums written                                              $  521
     Change in unearned premium reserves                                 (521)
                                                                       ------
     Premiums earned                                                       --
                                                                       ------
     Other underwriting expenses incurred                                  82
                                                                       ------
     Net loss                                                             (82)
                                                                       ------
     Total change in Surplus                                              (82)
                                                                       ------
  Net Impact                                                           $2,747
                                                                       ------
  Consideration received
     Securities received                                               $   18
     Cash received                                                      2,729
                                                                       ------
  Consideration Received                                               $2,747
                                                                       ======

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

-------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                    Net Admitted                      Net
    Line Description                   Assets    Liabilities Surplus Income
    ----------------                ------------ ----------- ------- ------
    Change in nonadmitted assets        $--          $--      $(21)   $ --
    Workers' compensation discount       --           --        83      83
    Other allocations                    --           --       (20)    (14)
                                        ---          ---      ----    ----
    Total                               $--          $--      $ 42    $ 69
                                        ===          ===      ====    ====

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG's international general insurance operations. At the time of forming the Association, the member companies entered into a reinsurance agreement to govern the business pooled in the Association. The current participation percentages for the Association Pool member companies are set forth in the table below.

                                                   NAIC Co. Participation
      Member Company                                 Code      Percent
      --------------                               -------- -------------
      Combined Pool Member companies, as follows:
         National Union                             19445        78%
         New Hampshire                              23841        12%
         American Home                              19380        10%

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

-------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2018, 2017 and 2016 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2018, 2017 and 2016:

                                                                                  2018
                                                            -------------------------------------------------
                                                             Assets Received by      Assets Transferred by
                                                                 the Company              the Company
                                                            --------------------- ---------------------------
Date of                                                     Statement
Transaction  Explanation of Transaction  Name of Affiliate    Value   Description Statement Value Description
-----------  --------------------------  -----------------  --------- ----------- --------------- -----------
 12/31/18      Capital Contribution        (a)AIG PC US       $150    Receivables       --            --
                                                              ----    -----------       --            --
(a) Refer to Note 11 and 12 for more details.

                                                                                          2017
                                                                    -------------------------------------------------
                                                                    Assets Received by the  Assets Transferred by the
                                                                           Company                   Company
                                                                    ---------------------  ---------------------------
Date of                                                             Statement
Transaction      Explanation of Transaction      Name of Affiliate    Value    Description Statement Value Description
-----------  ----------------------------------  -----------------  ---------  ----------- --------------- -----------
 01/19/17    Purchase of securities                 AIG, Inc.         $264     Securities       $264             Cash
 10/31/17    Purchase and sale of securities        Lexington          343     Securities        359       Securities
 10/31/17    Purchase of securities                 Lexington           16        Cash            --               --
 10/31/17    Purchase and sale of securities        National           499     Securities        507       Securities
                                                    Union
 10/31/17    Purchase of securities                 National             9        Cash            --               --
                                                    Union

                                                                                            2016
                                                                    -----------------------------------------------------
                                                                       Assets Received by        Assets Transferred by
                                                                           the Company                the Company
                                                                    ------------------------- ---------------------------
Date of                                                             Statement
Transaction      Explanation of Transaction      Name of Affiliate    Value     Description   Statement Value Description
-----------  ----------------------------------- -----------------  --------- --------------- --------------- -----------
 01/25/16    Receivable for Capital Contribution   (a)AIG PC US       $650         Securities      $ --               --
 02/29/16    Capital Contribution                  AIG PC US           700         Securities        --               --
 06/30/16    Dividend                              AIG PC US            --                 --       300       Securities
 09/30/16    Dividend                              AIG PC US            --                 --       300       Securities
 Various     Sale of Securities                    The Variable        310                 --       310             Cash
                                                   Annuity Life
                                                   Insurance
                                                   Company
 Various     Purchase of Securities                American            187    Securities/Cash       187       Securities
                                                   General Life
                                                   Insurance
                                                   Company

(a)Refer to Note 11 for more details.

AIG Global Real Estate Investment Corp. ("AIGGRE") Restructure

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIGGRE (including its investment management affiliates), by contributing such interests to three separate real estate investment funds managed by AIGGRE - AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"), AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018.

In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $276 (representing an approximately 23% equity interest therein), and contributed the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $209) and received a cash payment from the fund of approximately $24.

-------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $621 (representing approximately 23% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $702) and received a cash payment from the fund of approximately $224.

Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $52 (representing an approximately 8% equity interest therein), and contributed cash to the fund (approximately $34).

As a result of this transaction, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I, after certain additional capital was called, was approximately $91, $134, and $24, respectively.

As of December 31, 2018 the Company's balance in the U.S. Fund I, U.S. Fund II and Europe Fund I was $101, $342, and $27, respectively.

D. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2018 and 2017, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                               2018    2017
------------------                                              ------- -------
Balances with AIG PC US                                         $   150 $    --
Balances with other member pool companies                            --       1
Balances with other affiliates                                      134       4
                                                                ------- -------
Receivable from parent, subsidiaries and affiliates             $   284 $     5
                                                                ------- -------
Balances with National Union                                    $   524 $   658
Balances with other member pool companies                            25      --
Balances with other affiliates                                       16      16
                                                                ------- -------
Payable to parent, subsidiaries and affiliates                  $   565 $   674
                                                                ======= =======

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2018 and 2017 were $(9) and $(12), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2018 or 2017.

E. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

F. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.


-------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2018, 2017 and 2016:

Affiliates                                             2018     2017     2016
----------                                           -------- -------- --------
AIG Claims Inc.                                      $    192 $    201 $    173
                                                     -------- -------- --------
   Total                                             $    192 $    201 $    173
                                                     ======== ======== ========

In 2018, 2017 and 2016 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

G. Borrowed Money
--------------------------------------------------------------------------------
The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2018 and 2017, the Company had no outstanding liability pursuant to this Loan Facility.

Significant debt terms and covenants include the following:

    . The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

    . The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

    . The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless
       (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11E regarding funds borrowed from FHLB.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

-------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2018, 2017 and 2016:

                                     2018              2017              2016
Years Ended December 31,       ----------------- ----------------- -----------------
                               Written   Earned  Written   Earned  Written   Earned
                               -------- -------- -------- -------- -------- --------
Direct premiums                $    482 $    672 $    682 $    592 $    715 $    481
Reinsurance premiums assumed:
   Affiliates                     7,221    7,322    7,243    7,527    8,658    8,182
   Non-affiliates                   147      192      298      276      311      217
                               -------- -------- -------- -------- -------- --------
       Gross premiums             7,850    8,186    8,223    8,395    9,684    8,880
                               -------- -------- -------- -------- -------- --------
Reinsurance premiums ceded:
   Affiliates                     1,063    1,268    1,264    1,205    1,513    1,169
   Non-affiliates                 1,803    1,909    1,928    2,020    1,903    1,659
                               -------- -------- -------- -------- -------- --------
       Net premiums            $  4,984 $  5,009 $  5,031 $  5,170 $  6,268 $  6,052
                               ======== ======== ======== ======== ======== ========

As of December 31, 2018 and 2017, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                               Unearned Premium Paid Losses and Reserves for Losses
                                   Reserves           LAE             and LAE
                               ---------------- --------------- -------------------
December 31, 2018:
   Affiliates                      $    759        $     51          $   9,034
   Non-affiliates                       501             314              8,567
                                   --------        --------          ---------
   Total                           $  1,260        $    365          $  17,601
                                   ========        ========          =========
December 31, 2017:
   Affiliates                      $  1,068        $     59          $   9,829
   Non-affiliates                       608             266              7,747
                                   --------        --------          ---------
   Total                           $  1,676        $    325          $  17,576
                                   ========        ========          =========

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2018 and 2017 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance                Ceded Reinsurance                        Net
                   --------------------------------- --------------------------------- --------------------------------
                   Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                   --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2018
   Affiliates          $4,007            $825            $  759            $123            $3,248            $702
   All Other              117              24               501              81              (384)            (57)
                       ------            ----            ------            ----            ------            ----
Total                  $4,124            $849            $1,260            $204            $2,864            $645
                       ------            ----            ------            ----            ------            ----
December 31, 2017
   Affiliates          $4,150            $745            $1,068            $179            $3,082            $566
   All Other              161              29               608             102              (447)            (73)
                       ------            ----            ------            ----            ------            ----
Total                  $4,311            $774            $1,676            $281            $2,635            $493
                       ======            ====            ======            ====            ======            ====

-------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


B. Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2018 and 2017 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer                                                          2018   2017
---------                                                         ------ -------
Affiliates:
   Combined Pool*                                                 $7,321 $ 8,648
   Eaglestone                                                        645   1,019
   Other affiliates                                                   16       3
                                                                  ------ -------
   Total affiliates                                               $7,982 $ 9,670
                                                                  ------ -------
   Berkshire Hathaway Group                                        1,062   4,733
   Swiss Reinsurance Group                                           439     536
                                                                  ------ -------
Total Non-affiliates                                               1,501   5,269
                                                                  ------ -------
   Total affiliates and non-affiliates                            $9,483 $14,939
                                                                  ------ -------

* Includes intercompany pooling impact of $577 related to Unearned Premium Reserve, $6,486 related to Reserves for Losses and LAE and $13 related to Paid losses and LAE as of and for the year ended December 31, 2018, and $887, $7,505, and $17, respectively, as of and for the year ended December 31, 2017.

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2018 and 2017, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $46 and $58 as of December 31, 2018 and 2017, respectively.

D. Retroactive Reinsurance
--------------------------------------------------------------------------------
On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home's share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company's Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2018 and 2017 was $1,984 and $1,426, respectively. American Home's share of this gain as of December 31, 2018 and 2017 was $920 and $689, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

-------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


E. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------
In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2018 and 2017 the amount in trust was $3,291 and $3,703, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2018 and 2017 was $1,198 and $1,295, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8. Income Taxes
--------------------------------------------------------------------------------
U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

Consistent with Staff Accounting Bulletin No. 118 released by the Securities and Exchange Commission, the NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act ("INT 18-01"), which provided guidance on statutory accounting for the tax effects of the Tax Act. INT 18-01 addressed situations where accounting for certain income tax effects of the Tax Act under SSAP 101, Income Taxes, ("SSAP 101") may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from enactment date to complete the accounting under SSAP 101. In accordance with INT 18-01, a company was required to reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under SSAP 101 is complete

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable

    . If a provisional estimate cannot be determined, SSAP 101 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

At December 31, 2017, the Company originally recorded a provisional estimate of income tax effects of the Tax Act of $588 attributable to the reduction in the U.S. corporate income tax rate. The Company's provisional estimate was based in part on a reasonable estimate of the effects of the statutory income tax rate reduction on existing deferred tax balances and of certain provisions of the Tax Act. AIG filed the 2017 consolidated U.S. income tax return and the review of the primary impact of the Tax Act provisions on the Company's deferred taxes has been completed. As a result, the Company considers the accounting for the effects of the rate change on deferred tax balances to be complete and no material measurement period changes were recorded for this item. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. There are substantial uncertainties in the interpretation of BEAT and GILTI and while certain formal guidance was issued by the U.S. tax authority, there are still aspects of the Tax Act that remain unclear and additional guidance is expected in 2019. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2018.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Property and Casualty Insurance Companies

The Tax Act modified computations of insurance reserves for property and casualty insurance companies. Specifically, the Act extends the discount period for certain long-tail lines of business from 10 years to 24 years and increases the discount rate, replacing the applicable federal rate for a higher-yield corporate bond rate, and eliminates the election allowing companies to use their historical loss payment patterns for loss reserve discounting. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years. Accordingly, these changes give rise to a new deferred tax liability. At December 31, 2017, the Company recorded a provisional estimate of $74 with respect to this deferred tax liability. This increase in deferred tax liability was offset by an increase in the deferred tax asset related to insurance reserves as a result of applying the new provisions of the Tax Act.

-------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


As of December 31, 2018, the Company has completed the review and accounting of the tax reserve computation and recorded offsetting decreases of $21 to both the deferred tax liability and deferred tax asset.

Provisions Impacting Projections of Taxable Income and Admissibility of Deferred Tax Assets

Certain provisions of the Tax Act impact the Company's projections of future taxable income used in analyzing realizability of the Company's deferred tax assets. In certain instances, provisional estimates have been included in the Company's future taxable income projections for these specific provisions to reflect application of the new tax law. The Company does not currently anticipate that its reliance on provisional estimates would have a material impact on the Company's determination of realizability of its deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which the Company is a non-controlling interest owner. At December 31, 2017, the information needed to determine a provisional estimate was not available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder), and accordingly, no provisional estimates were recorded. The Company has since completed the review of these investments and partnerships. The Company considers the accounting for this item to be complete and no measurement period change was recorded.

U.S. Tax Reform - INT 18-01 Measurement Period Completion

As of December 31, 2018, the Company has fully completed accounting for the tax effects of the Tax Act. Although the prescribed measurement period has ended, there are aspects of the Tax Act that remain unclear and additional guidance from the U.S. tax authority is pending. As further guidance is issued by the U.S. tax authority, any resulting changes in the Company's estimates will be treated in accordance with the relevant accounting guidance.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2018 and 2017 are as follows:

                                     12/31/2018              12/31/2017                Change
                               ----------------------- ----------------------- ---------------------
                               Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                               -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                       $1,028   $227   $1,255  $1,000   $167   $1,167   $ 28     $60   $ 88
Statutory Valuation Allowance       --     57       57      --     20       20     --      37     37
                                ------   ----   ------  ------   ----   ------   ----     ---   ----
Adjusted Gross DTA               1,028    170    1,198   1,000    147    1,147     28      23     51
Nonadmitted DTA                    127     --      127      13     --       13    114      --    114
                                ------   ----   ------  ------   ----   ------   ----     ---   ----
Subtotal Admitted DTA              901    170    1,071     987    147    1,134    (86)     23    (63)
DTL                                129    170      299     173    147      320    (44)     23    (21)
                                ------   ----   ------  ------   ----   ------   ----     ---   ----
Net Admitted DTA/(DTL)          $  772   $ --   $  772  $  814   $ --   $  814   $(42)    $--   $(42)
                                ======   ====   ======  ======   ====   ======   ====     ===   ====

At December 31, 2018, the Company recorded gross deferred tax assets ("DTA") of $1,255. A valuation allowance was established on net capital deferred tax assets of $57 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2018 and 2017:

                                12/31/2018             12/31/2017                Change
                          ---------------------- ----------------------- ---------------------
                          Ordinary Capital Total Ordinary Capital Total  Ordinary Capital Total
                          -------- ------- ----- -------- ------- ------ -------- ------- -----
Adjusted gross DTAs
  realizable within 36
  months or 15 percent
  of statutory surplus
  (the lesser of 1 and 2
  below)                     772      --     772    814      --      814    (42)     --    (42)
   1. Adjusted gross
     DTAs realizable
     within 36 months        774      --     774    816      --      816    (42)     --    (42)
   2. 15 percent of
     statutory surplus        NA      NA     772     NA      NA      814     NA      NA    (42)
Adjusted gross DTAs that
  can be offset against
  DTLs                       129     170     299    173     147      320    (44)     23    (21)
                            ----     ---   -----   ----    ----   ------   ----     ---   ----
   Total DTA admitted as
     the result of
     application of SSAP
     101                    $901     170   1,071   $987    $147   $1,134   $(86)    $23   $(63)
                            ====     ===   =====   ====    ====   ======   ====     ===   ====

-------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                              2018      2017
                                                            --------  --------
Ratio percentage used to determine recovery period and
  threshold limitation amount                                    388%      369%
Amount of adjusted capital and surplus used to determine
  recovery period and threshold limitation in (2) above.    $  5,151  $  5,424

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,                    2018      2017     Change
--------------------------------                  --------  --------  --------
Federal income tax                                $    (63) $    (79) $     16
Foreign income tax                                       9        10        (1)
                                                  --------  --------  --------
Subtotal                                               (54)      (69)       15
                                                  --------  --------  --------
Federal income tax on net capital gains                 69        82       (13)
                                                  --------  --------  --------
Federal and foreign income taxes incurred         $     15  $     13  $      2
                                                  ========  ========  ========

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2018 and 2017:

                                                      2018     2017    Change
                                                    -------- -------- --------
Ordinary
Discounting of unpaid losses                        $    151 $    192 $    (41)
Nonadmitted assets                                        19       25       (6)
Unearned premium reserve                                 158      173      (15)
Bad debt expense                                          11       15       (4)
Net operating loss carry forward                         501      423       78
Foreign tax credit carry forward                          79       62       17
Investments                                               26       32       (6)
Mortgage Contingency Reserve                              29       22        7
Intangible Assets                                         14       15       (1)
Other temporary differences                               40       41       (1)
                                                    -------- -------- --------
Subtotal                                               1,028    1,000       28
Nonadmitted                                              127       13      114
                                                    -------- -------- --------
Admitted ordinary deferred tax assets               $    901 $    987 $    (86)
                                                    -------- -------- --------
Capital
Investments                                         $    211 $    162 $     49
Net capital loss carry forward                             1       --        1
Unrealized capital losses                                 15        5       10
                                                    -------- -------- --------
Subtotal                                                 227      167       60
                                                    -------- -------- --------
Statutory valuation allowance                             57       20       37
                                                    -------- -------- --------
Admitted capital deferred tax assets                     170      147       23
                                                    -------- -------- --------
Admitted deferred tax assets                        $  1,071 $  1,134 $    (63)
                                                    ======== ======== ========

-------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2018 and 2017:

                                                         2018    2017   Change
                                                        ------- ------- ------
Ordinary
Investments                                             $    72 $    86 $  (14)
Tax Act adjustment to discounting of unpaid losses           47      74    (27)
Section 481(a) adjustment                                     3       6     (3)
Other temporary differences                                   7       7     --
                                                        ------- ------- ------
Subtotal                                                    129     173    (44)
                                                        ------- ------- ------
Capital
Investments                                             $   108 $    45 $   63
Unrealized capital gains (losses)                            61     101    (40)
Other temporary differences                                   1       1     --
                                                        ------- ------- ------
Subtotal                                                    170     147     23
                                                        ------- ------- ------
Deferred tax liabilities                                    299     320    (21)
                                                        ------- ------- ------
Net deferred tax assets/liabilities                     $   772 $   814 $  (42)
                                                        ======= ======= ======

The change in net deferred tax assets is comprised of the following:

                                                       2018     2017    Change
                                                     -------  -------  -------
Adjusted gross deferred tax assets                   $ 1,198  $ 1,147  $    51
Total deferred tax liabilities                          (299)    (320)      21
                                                     -------  -------  -------
Net deferred tax assets/ (liabilities)                   899      827       72
Tax effect of unrealized gains (losses)                                     50
                                                                       -------
Total change in net deferred tax                                       $    22
                                                                       =======
Change in deferred tax - current year                                       39
                                                                       -------
Change in deferred tax - current year - other
  surplus items                                                             (8)
                                                                       -------
Change in deferred tax - current year - total                               31
                                                                       -------
Change in deferred tax - prior period correction                            (9)
                                                                       -------
Total change in deferred tax - current year                            $    22
                                                                       -------

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2018:

                                                       Current Deferred  Total
                                                       ------- -------- ------
SSAP 3 impact:
SSAP 3 - general items                                 $    13  $  (10) $    3
SSAP 3 - statutory valuation allowance                      --       4       4
                                                       -------  ------  ------
Subtotal SSAP 3                                             13      (6)      7
SSAP 3 - unrealized gain/loss                               --      (3)     (3)
                                                       -------  ------  ------
SSAP 3 - adjusted tax assets and liabilities                13      (9)      4
SSAP 3 - nonadmitted impact                                 --       6       6
                                                       -------  ------  ------
Total SSAP 3 impact                                    $    13  $   (3) $   10
                                                       =======  ======  ======

-------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2018, 2017 and 2016:

                                                                           2018          2017          2016
                                                                       ------------  ------------  ------------
                                                                               Tax           Tax           Tax
Description                                                            Amount Effect Amount Effect Amount Effect
-----------                                                            ------ ------ ------ ------ ------ ------
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes  $(263)  $(55) $(380) $(133) $(216) $ (76)
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                      (34)    (7)   (71)   (25)  (118)   (41)
Transfer Pricing                                                          --     --     --     --     (5)    (2)
Change in Nonadmitted Assets                                              28      6     46     16     19      7
Change in Tax Position                                                    --     --     --      2     --     17
Statutory Valuation Allowance                                             --     40     --     (5)    --     32
Return to Provision                                                       --     (1)    --     (3)    --     (7)
Change in contingency reserve                                            (31)    (7)   (39)   (14)   (44)   (15)
Impact of Tax Act                                                                --     --    588     --     --
Real Estate Redemption                                                    --     --    (72)   (25)    --     --
Other                                                                     36      8      6      6      2     --
                                                                       -----   ----  -----  -----  -----  -----
Total Book to Tax Adjustments                                             (1)    39   (130)   540   (146)    (9)
                                                                       -----   ----  -----  -----  -----  -----
Total Income Tax                                                       $(264)  $(16) $(510) $ 407  $(362) $ (85)
                                                                       =====   ====  =====  =====  =====  =====
Federal and Foreign Income Taxes Incurred                                 --    (54)    --    (69)    --    (34)
Federal Income Tax on Net Capital Gains                                   --     69     --     82     --     61
Change in Net Deferred Income Taxes                                       --    (31)    --    394     --   (118)
Less: Change in Deferred Tax - Other Surplus Items                        --     --     --     --     --      6
                                                                       -----   ----  -----  -----  -----  -----
Total Income Tax                                                       $  --   $(16) $  --  $ 407  $  --  $ (85)
                                                                       =====   ====  =====  =====  =====  =====

Operating loss and tax credit carry-forwards
At December 31, 2018 the Company had net operating loss carry forwards expiring through the year 2038 of:  $2,386
At December 31, 2018 the Company had net capital loss carry forwards expiring through the year 2023 of:    $    4
At December 31, 2018, the Company had no AMT credit carry forwards.                                        $   --
At December 31, 2018 the Company had foreign tax credits expiring through the year 2028 of:                $   79

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2018. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2018, there was a $18 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2000 through 2013 and open to examination through 2017.

The following table lists those companies that form part of the 2018 AIG consolidated federal income tax return:

-------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------- ------------------------- ------------------------
245 LGC Hotel Owner LLC   A.I. Credit Consumer      A.I. Credit Corp.         ABI Holdings LLC          AGC Life Insurance
                          Discount Company                                                              Company
AGLIC GRE Harrison        AH Land 1470 Palmetto,    AH SubGP 1000 Woodwind    AH SubGP 1007 Highland    AH SubGP 1008 Castle
Investor, LLC             LLC                       Lakes, LLC                Meadow, LLC               Highlands, LLC
AH SubGP 1020             AH SubGP 1045             AH SubGP 1098 Green       AH SubGP 1120 Camp        AH SubGP 1122 English
Collingham, LLC           Montgomery, LLC           Pines, LLC                Verde, LLC                Oaks, LLC
AH SubGP 1158 Flat Iron,  AH SubGP 1167             AH SubGP 1199 Rancho Del  AH SubGP 1207 Park        AH SubGP 1209
LLC                       Steeplechase, LLC         Sol, LLC                  Place, LLC                Honeycreek, LLC
AH SubGP 1210 Geronimo,   AH SubGP 1211 Mision Del  AH SubGP 1212 Painted     AH SubGP 1248 North       AH SubGP 1263 West
LLC                       Valle, LLC                Desert, LLC               Vista, LLC                Virginia, LLC
AH SubGP 1324 Crossings   AH SubGP 1371 University  AH SubGP 1384 Woodglen,   AH SubGP 1422 Gardens at  AH SubGP 1433 Magnolia,
at Heritage, LLC          Square, LLC               LLC                       Stafford, LLC             LLC
AH SubGP 1470 Palmetto,   AH SubGP 1535 Hunter's    AH SubGP 1548 Walnut, LLC AH SubGP 1551 Spanish     AH SubGP 1597 Broadmoor,
LLC                       Run, LLC                                            Creek, LLC                LLC
AH SubGP 1600 Rainer, LLC AH SubGP 1631 Broadway,   AH SubGP 1661 Woodchase,  AH SubGP 1694 Sonoma, LLC AH SubGP 206 West Park,
                          LLC                       LLC                                                 LLC
AH SubGP 245 Garland, LLC AH SubGP 306 Piedmont,    AH SubGP 348 River Run,   AH SubGP 39 Wellington    AH SubGP 472 Carolina
                          LLC                       LLC                       Place, LLC                Spring, LLC
AH SubGP 474 Arrowhead    AH SubGP 479 Sunrise, LLC AH SubGP 503 Southgate    AH SubGP 516              AH SubGP 585 St. Clair,
Ridge, LLC                                          II, LLC                   Merrilltown, LLC          LLC
AH SubGP 586 Charlotte    AH SubGP 592 Waterford    AH SubGP 603 Casa         AH SubGP 672 Kings        AH SubGP 675 Greenbrier,
Spring, LLC               at Summit View, LLC       Grande, LLC               Crest, LLC                LLC
AH SubGP 706 River Run    AH SubGP 716 Villas of    AH SubGP 757 Argyle       AH SubGP 785 Mayfield,    AH SubGP 787 North
II, LLC                   Mission Bend, LLC         Avenue, LLC               LLC                       Knoll, LLC
AH SubGP 821 San Luis     AH SubGP 835 Whispering,  AH SubGP 911 Mainland,    AH SubGP 914 Grand        AH SubGP 919 MS
Bay, LLC                  LLC                       LLC                       Pointe II, LLC            Loveland, LLC
AH SubGP 929 Collinwood,  AH SubGP 935 Dunlop       AH SubGP 936 Emmaus, LLC  AH SubGP 940 Crescent     AH SubGP 943 Southcreek,
LLC                       farms, LLC                                          Pointe, LLC               LLC
AH SubGP 997 Maxey, LLC   AH SubGP GAG Gandolf, LLC AH SubGP MDL, LLC         AHAC GRE Harrison         AICCO, Inc. [Delaware]
                                                                              Investor, LLC
AIG Aerospace Adjustment  AIG Aerospace Insurance   AIG Asset Management      AIG Assurance Company     AIG BG Holdings LLC
Services, Inc.            Services, Inc.            (U.S.), LLC
AIG Capital Corporation   AIG Capital Services,     AIG Castle Holdings II    AIG Castle Holdings LLC   AIG Central Europe & CIS
                          Inc.                      LLC                                                 Insurance Holdings
                                                                                                        Corporation
AIG Century               AIG Claims, Inc.          AIG Commercial Equipment  AIG Commercial Equipment  AIG Consumer Finance
Verwaltungsgesellschaft                             Finance Company, Canada   Finance, Inc.             Group, Inc.
mbH
AIG Credit (Europe)       AIG Credit Corp.          AIG Direct Insurance      AIG Employee Services,    AIG Equipment Finance
Corporation                                         Services, Inc.            Inc.                      Holdings, Inc.
AIG Europe Holdings       AIG FCOE, Inc.            AIG Federal Savings Bank  AIG Financial Advisor     AIG Financial Products
Limited                                                                       Services, Inc.            Corp.
AIG Fund Services, Inc.   AIG G5, Inc.              AIG Global Asset          AIG Global Capital        AIG Global Real Estate
                                                    Management Holdings Corp. Markets Securities, LLC   Investment (Europe)
                                                                                                        Limited
AIG Global Real Estate    AIG Global Real Estate    AIG Global Real Estate    AIG Home Loan 1, LLC      AIG Home Loan 2, LLC
Investment Corp.          Investment Corp. [Russia] Investment de Mexico, S.
                                                    de R.L. de C.V.
AIG Home Loan 3, LLC      AIG Home Loan 4, LLC      AIG Home Loan 5, LLC      AIG Insurance Management  AIG International Inc.
                                                                              Services, Inc.
AIG Kirkwood, Inc.        AIG Korean Real Estate    AIG Life Holdings, Inc.   AIG Life of Bermuda, Ltd. AIG Lodging
                          Development YH                                                                Opportunities, Inc.

-------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------- ------------------------  ------------------------  -------------------------
AIG Markets, Inc.         AIG Matched Funding Corp. AIG MEA Investments and   AIG MEA Investments and   AIG Mortgage Capital, LLC
                                                    Services, Inc. [Dubai     Services, LLC
                                                    Airport Free Zone]
AIG North America, Inc.   AIG Offshore Systems      AIG PC European           AIG PC Global Services,   AIG PC Global Services,
                          Services, Inc.            Insurance Investments     Inc.                      Inc. United Kingdom
                                                    Inc.                                                branch
AIG Portfolio Solutions   AIG Procurement           AIG Property Casualty     AIG Property Casualty     AIG Property Casualty
LLC                       Services, Inc.            Company                   Europe Financing Limited  Inc.
AIG Property Casualty     AIG Property Casualty     AIG Realty, Inc.          AIG Relocation, Inc.      AIG S1, Inc.
International, LLC        U.S., Inc.
AIG Securities Lending    AIG Shared Services       AIG Shared Services       AIG Shared Services       AIG Specialty Insurance
Corp.                     Corporation               Corporation - Management  Corporation               Company
                                                    Services                  (Philippnines Branch)
AIG Spring Ridge I, Inc.  AIG Technologies, Inc.    AIG Trading Group Inc.    AIG Travel Assist, Inc.   AIG Travel EMEA Limited
AIG Travel Europe Limited AIG Travel, Inc.          AIG United Guaranty       AIG United Guaranty,      AIG Warranty Services of
                                                    Agenzia Di Assicurazione  Sociedad Limitada         Florida, Inc.
                                                    S.R.L.
AIG Warranty Services,    AIG WarrantyGuard, Inc.   AIG.COM, Inc.             AIG-FP Capital            AIG-FP Matched Funding
Inc.                                                                          Preservation Corp.        Corp.
AIG-FP Pinestead          AIG-FP Private Funding    AIG-FP Structured         AIGGRE 19 Chapin          AIGGRE 251 West 30th
Holdings Corp.            (Cayman) Limited          Finance (Cayman) Limited  Investor LLC              Street Investor LLC
AIGGRE 401 Hennepin       AIGGRE 520 Eola Investor  AIGGRE 5th and Summit     AIGGRE 6037 Investor LLC  AIGGRE 950 Second
Investor LLC              LLC                       Investor LLC                                        Investor, LLC
AIGGRE Bartlett Investor  AIGGRE Bartlett Investor  AIGGRE Beachwalk          AIGGRE Bellevue II        AIGGRE Bellevue
I LLC                     II LLC                    Investor LLC              Investor LLC              Investor, LLC
AIGGRE Bonita Springs     AIGGRE Bridges/Angeline   AIGGRE Carrollton         AIGGRE Cherry Creek       AIGGRE City Center
Investor LLC              Investor, LLC             Investor LLC              Investor, LLC             Investor LLC
AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe     AIGGRE Clarity Pointe
Coconut Creek Investor    Investor LLC              Platform LLC              Stuart Investor LLC       Tallahassee Investor LLC
LLC
AIGGRE Columbia Hotel     AIGGRE Columbia Pike, LLC AIGGRE Consolidated       AIGGRE Corte Madera, LLC  AIGGRE Crescent Bellevue
Investor LLC                                        Retail Holdco LLC                                   Investor LLC
AIGGRE Crest Ridge        AIGGRE D36 Investor LLC   AIGGRE Dakota Springs     AIGGRE DC Ballpark        AIGGRE Dunwoody
Senior Housing Investor                             Investor LLC              Investor, LLC             Investor, LLC
LLC
AIGGRE Edgewater          AIGGRE Emerald Bay Club   AIGGRE EOLA, LLC          AIGGRE Fairfax, LLC       AIGGRE Fairways Investor
Investor LLC              Investor LLC                                                                  LLC
AIGGRE Forest City West   AIGGRE Foundry Investor   AIGGRE Gainesville West   AIGGRE Gardens Investor,  AIGGRE GT Assisted
Village Investor, LLC     LLC                       38 Investor LLC           LLC                       Living Investor, LLC
AIGGRE Hazel Dell         AIGGRE Hill7 Investor LLC AIGGRE Hyde Park, LLC     AIGGRE Island Club        AIGGRE King's Crossing
Investor LLC                                                                  Investor LLC              Investor LLC
AIGGRE Lake Norman        AIGGRE Lane Field         AIGGRE Laurel Towne       AIGGRE Lexington Hotel    AIGGRE Livermore
Investor LLC              Investor LLC              Centre Investor LLC       Investor LLC              Longfellow Investor LLC
AIGGRE LSU Baton Rouge,   AIGGRE Maple, LLC         AIGGRE Market Street II   AIGGRE Market Street LLC  AIGGRE Metro Place, LLC
LLC                                                 LLC
AIGGRE Mills Investor LLC AIGGRE MXIP-OD l LLC      AIGGRE MXIP-OD ll LLC     AIGGRE Mystic, LLC        AIGGRE Naples Investor
                                                                                                        LLC
AIGGRE Nashville Hotel    AIGGRE North Central      AIGGRE North Getty        AIGGRE Oakland Investor   AIGGRE Papermill
Investor LLC              Investor LLC              Investor LLC              LLC                       Investor I LLC
AIGGRE Papermill          AIGGRE Park Central II    AIGGRE Park Central, LLC  AIGGRE Paterson Investor  AIGGRE Peachtree, LLC
Investor II LLC           Investor LLC                                        LLC

-------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


        Company                   Company                   Company                   Company                   Company
------------------------- ------------------------  ------------------------- ------------------------- -------------------------
AIGGRE Pearl Block 136    AIGGRE Rancho Dominguez   AIGGRE Redmond Investor,  AIGGRE Retail Investor    AIGGRE Retail Investor
Investor LLC              Investor LLC              LLC                       I, LLC                    II, LLC
AIGGRE Ritz Block         AIGGRE Riverfront, LLC    AIGGRE Riverhouse         AIGGRE San Pedro          AIGGRE Solana Olde Town
Investor LLC                                        Investor LLC              Industrial Owner LLC      Investor LLC
AIGGRE St. Charles        AIGGRE St. Simons         AIGGRE ST. Tropez         AIGGRE SWII Investor LLC  AIGGRE Tampa Parkland
Investor LLC              Investor LLC              Investor LLC                                        GP, LLC
AIGGRE Tampa Parkland,    AIGGRE Toringdon          AIGGRE Torrance II LLC    AIGGRE Torrance, LLC      AIGGRE UMN Hotel
LLC                       Investor LLC                                                                  Investor LLC
AIGGRE Uptown Village     AIGGRE Vantage Point      AIGGRE Vista, LLC         AIGGRE Williamsburg LLC   AIGGRE Windy Ridge
Investor LLC              Investor LLC                                                                  Investor LLC
AIU Insurance Company     AIUH LLC                  Akita, Inc.               Alabaster Capital LLC     AM Holdings LLC
Ambler Holding Corp.      American Athletic Club,   American General Annuity  American General          American General
                          Inc.                      Service Corporation       Assignment Corporation    Assignment Corporation
                                                                                                        of New York
American General          American General Life     American General Life     American General Life     American General Realty
Insurance Agency, Inc.    Insurance Co.             Insurance Company         Services Company, LLC     Investment Corporation
American Home Assurance   American International    American International    American International    American International
Company                   Facilities Management,    Group, Inc.               Realty Corporation        Reinsurance Company, Ltd.
                          LLC
Applewood Funding Corp.   Barnegat Funding Corp.    Barnegat Funding Trust    Blackbird Investments LLC Blackcap Investments LLC
                                                    2016-1
Bluewood Investments LLC  Branch Retail Partners    C&I UK Investments Ltd.   CAP Investor 1, LLC       CAP Investor 10, LLC
                          Consolidated, L.P.
CAP Investor 2, LLC       CAP Investor 4, LLC       CAP Investor 5, LLC       CAP Investor 8, LLC       Castle 2003-2 Trust
Castle US Inc.            CEF Lease Holding, LLC    Charleston Bay SAHP Corp. Chartis Excess Limited    Cherrywood Investments
                                                                                                        LLC
Commerce and Industry     Connective Mortgage       Crossings SAHP Corp.      Curzon Funding Limited    Curzon Funding LLC
Insurance Company         Advisory Company
Curzon Street Funding     Deerfield Gillete, LLC    Design Professionals      DIL/SAHP Corp.            Eaglestone Reinsurance
Designated Activity                                 Association Risk                                    Company
Company                                             Purchasing Group, Inc.
Eastcheap Investments     Eastgreen, Inc.           F 2000, Inc.              Falls Church Corporate    First Principles Capital
(Cayman) Limited                                                              Center LLC                Management, LLC
Fischbach L.L.C.          Flamebright Investment    Forest SAHP Corp.         FQA Master Tenant MM, LLC French Quarter
                          Limited                                                                       Apartments Manager, LLC
Global Loss Prevention,   Global Loss Prevention,   Grand Savannah SAHP Corp. Granite State Insurance   Graphite Management LLC
Inc.                      Inc. [Canada]                                       Company
Hamilton Customer Care    Hamilton Insurance        Hamilton Services, LLC    Hamilton Specialty        Hamilton U.S. Holdings,
Insurance Services, LLC   Company                                             Insurance Company         Inc.
Health Direct, Inc.       HPIS Limited              HPSC Hotel Owner LLC      HUMAN CONDITION SAFETY,   Illinois National
                                                                              INC.                      Insurance Co.
Knickerbocker Corporation Lavastone Capital LLC     Lexington Insurance       Livetravel, Inc.          Lower Makefield Investor
                                                    Company                                             LLC
LSTREET I, LLC            LSTREET II, LLC           MG Reinsurance Limited    MIP Mezzanine, LLC        MIP PE Holdings, LLC
Morefar Marketing, Inc.   Mt. Mansfield Company,    National Union Fire       National Union Fire       New Hampshire Insurance
                          Inc.                      Insurance Company Of      Insurance Company Of      Company
                                                    Pittsburgh                Vermont
Nightingale Finance       Nightingale Finance LLC   NSM Holdings, Inc.        NSM Investments, Inc.     OHCAP Investor 12, LLC
Limited
Orangewood Investments    Peachwood, LLC            Pearce & Pearce, Inc.     Persimmon LLC             Pine Street Real Estate
LLC                                                                                                     Holdings Corp.
Plumwood, LLC             Prairie SAHP Corp.        Quartz Holdings LLC       Raptor Funding Corp.      Rialto Melbourne
                                                                                                        Investor LLC

-------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


        Company                   Company                   Company                   Company                   Company
------------------------  ------------------------  ------------------------- ------------------------- -------------------------
Risk Specialists          Rokland Limited           SA Affordable Housing,    SA Investment Group, Inc. SAAHP GP Corp.
Companies Insurance                                 LLC
Agency, Inc.
SAFG Retirement           SAHP GA III - SC LLC      SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC        SAI Deferred
Services, Inc.                                                                                          Compensation Holdings,
                                                                                                        Inc.
Sandstone (2017) Ltd.     SCSP Corp.                Service Net Solutions of  Service Net Warranty, LLC Seventh Street Funding
                                                    Florida, LLC                                        LLC
Slate Capital LLC         SLP Housing GPDNAC, LLC   SNW Insurance Agency, LLC SPIA I LLC                Spicer Energy LLC
Spicer Holding Corp.      Spruce Peak Realty, LLC   Stoneland Limited         Stowe Country Club LLC    Stowe Mountain Holdings,
                                                                                                        Inc.
SubGen NT, Inc.           SunAmerica Affordable     SunAmerica Asset          SunAmerica Fund Assets    SunAmerica Fund Assets
                          Housing Partners, Inc.    Management, LLC           101, LLC                  107, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
115, LLC                  123, LLC                  125, LLC                  127, LLC                  130, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
133, LLC                  134, LLC                  138, LLC                  155, LLC                  167, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
46, LLC                   47, LLC                   48, LLC                   51, LLC                   52, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
53, LLC                   54, LLC                   56, LLC                   57, LLC                   58, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
59, LLC                   60, LLC                   62, LLC                   63, LLC                   64, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
65, LLC                   67, LLC                   68, LLC                   69, LLC                   70, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
71, LLC                   72, LLC                   73, LLC                   74, LLC                   75, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
76, LLC                   77, LLC                   78, LLC                   79, LLC                   80, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
82, LLC                   85, LLC                   86, LLC                   88, LLC                   90, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
92, LLC                   95, LLC                   96, LLC                   II, LLC                   VII, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
VIII, LLC                 XI, LLC                   XIII, LLC                 XIX, LLC                  XL, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XLI, LLC                  XLII, LLC                 XLIII, LLC                XVII, LLC                 XVIII, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXIV, LLC                 XXIX, LLC                 XXV, LLC                  XXVI, LLC                 XXVII, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXVIII, LLC               XXX, LLC                  XXXI, LLC                 XXXII, LLC                XXXIII, LLC
SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets    SunAmerica Fund Assets
XXXIV, LLC                XXXIX, LLC                XXXVI, LLC                XXXVII, LLC               XXXVIII, LLC
SunAmerica Fund Assets,   SunAmerica Georgia        SunAmerica Life           SunAmerica Retirement     The Insurance Company of
LLC                       Investors III, LLC        Reinsurance Company       Markets, Inc.             the State of Pennsylvania
The United States Life    The United States Life    The Variable Annuity      The Variable Annuity      Travel Guard Americas LLC
Insurance Company in the  Insurance Company in the  Life Ins. S/A             Life Insurance Company
City of New York          City of NY
Travel Guard Group, Inc.  U G Corporation           United Guaranty Corp.     VALIC Financial           VALIC Retirement
                                                                              Advisors, Inc.            Services Company
Webatuck Corp.            Yellowwood Investments
                          LLC

-------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2019, as of December 31, 2018 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2018 and 2017.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2018 and 2017 represented or reduced by each item below is as follows:

                                                        As Adjusted*
   Years Ended December 31,                      2018       2017       2017
   ------------------------                    -------- ------------ --------
   Unrealized gains and losses (net of taxes)  $    148   $    290   $    244
   Nonadmitted asset values                       (216)      (125)      (130)
   Provision for reinsurance                       (30)       (20)       (20)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2018 and 2017.

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG's insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company's financial position or results of operation.

-------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2018, the Company may be called upon for additional capital investments of up to $780.

At December 31, 2018 the Company had $273 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2018:

-------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                        Policyholder    Invested   Estimated  Policyholders'
                                                                Date    Obligations @   Assets @     Loss @      Surplus
Guaranteed Company                               Date Issued Terminated  12/31/2018    12/31/2018  12/31/2018   12/31/2018
------------------                               ----------- ---------- ------------- ------------ ---------- --------------
21st Century Advantage Insurance Company (f/
  k/a AIG Advantage Insurance Company )          12/15/1997   8/31/2009  $        61  $     28,171    $--      $    29,997
21st Century North America Insurance Company
  (f/k/a American International Insurance
  Company )                                       11/5/1997   8/31/2009       14,310       579,237     --          582,160
21st Century Pinnacle Insurance Company (f/k/a
  American International Insurance Company of
  New Jersey)                                    12/15/1997   8/31/2009        1,863        42,599     --           43,351
21st Century Superior Insurance Company (f/k/a
  American International Insurance Company of
  California, Inc.)                              12/15/1997   8/31/2009           --        29,756     --           31,378
AIG Edison Life Insurance Company (f/k/a GE
  Edison Life Insurance Company)                  8/29/2003   3/31/2011    6,171,405    90,562,013     --        2,096,371
American General Life and Accident Insurance
  Company *                                        3/3/2003   9/30/2010    1,455,005   171,697,141     --        6,350,255
American General Life Insurance Company *          3/3/2003  12/29/2006    7,848,780   171,697,141     --        6,350,255
American International Assurance Company
  (Australia) Limited **                          11/1/2002  10/31/2010      443,000     1,799,000     --          574,000
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.) *   9/15/1998  12/31/2012    4,874,370    12,971,749     --        4,024,837
AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.) *                                        12/15/1997   3/31/2015      113,503       148,770     --          132,764
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK)) *                         3/2/1998  11/30/2007      227,494    12,971,749     --        4,024,837
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                        11/5/1997   8/31/2009          587        98,707     --           96,108
Lloyd's Syndicate (1414) Ascot (Ascot
  Underwriting Holdings Ltd.)                     1/20/2005  10/31/2007        7,445       687,603     --            3,332
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company) *                                       1/4/1999  12/29/2006      767,160   171,697,141     --        6,350,255
SunAmerica Life Insurance Company *                1/4/1999  12/29/2006    2,165,907   171,697,141     --        6,350,255
The United States Life Insurance Company in
  the City of New York                             3/3/2003   4/30/2010    3,481,072    27,590,498     --        1,278,050
The Variable Annuity Life Insurance Company        3/3/2003  12/29/2006    1,750,022    77,115,094     --        2,689,564
                                                 ----------  ----------  -----------  ------------    ---      -----------
Total                                                                    $29,321,984  $911,413,510    $--      $41,007,769
                                                 ==========  ==========  ===========  ============    ===      ===========

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

E. Joint and Several Liabilities
--------------------------------------------------------------------------------
AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $20 and $26 of loss reserves in respect of such policies, as of December 31, 2018 and 2017, respectively. As of December 31, 2018, if the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $12.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

-------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


11.Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2018 and 2017, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets                                           2018     2017
---------------------                                         -------  --------
Collateral on derivative liabilities                          $    --  $      9
Deposit accounting assets                                          11        13
Equities in underwriting pools and associations                   (11)        8
Guaranty funds receivable on deposit                                9         9
Loss funds on deposit                                              72        54
Other assets                                                       78       104
                                                              -------  --------
Total other admitted assets                                   $   159  $    197
                                                              =======  ========

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2018 and 2017, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                               2018     2017
-----------------                                             -------  -------
Accrued retrospective premiums                                $    24  $    25
Borrowed money                                                     --       65
Collateral on derivative assets                                     6       --
Deferred commission earnings                                       44       61
Deposit accounting liabilities                                      4       32
Derivative instruments                                             --       14
Paid loss clearing contra liability (loss reserve offset for
  paid claims)                                                    (36)     (77)
Other accrued liabilities                                         306      226
Remittances and items not allocated                                12       10
Retroactive reinsurance reserves - ceded                          (29)     (26)
Servicing carrier liability                                         8        9
Statutory contingency reserve                                     137      105
                                                              -------  -------
Total other liabilities                                       $   476  $   444
                                                              =======  =======

C. Other (Expense) Income
--------------------------------------------------------------------------------
For the years ended December 31, 2018, 2017 and 2016, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other income (expense)                                 2018     2017     2016
----------------------                               -------  -------  -------
Fee income on deposit programs                       $     1  $     4  $     7
Gain on sale of medical stop-loss business                --       91       --
Interest expense on reinsurance program                 (148)     (54)     (47)
Other (expense) income                                    11       (2)      20
                                                     -------  -------  -------
Total other income (expense)                         $  (136) $    39  $   (20)
                                                     =======  =======  =======

-------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


D. Non- Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2018, 2017 and 2016, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions                                  2018     2017     2016
---------------------                                -------  -------  -------
Capital contribution from parent:
   Pooling Restructure Transaction                   $    --  $    --  $   700
   Receivable                                            150       --       --
Dividends to parent:                                                        --
   Securities                                             --       --     (600)
Funds Held:                                                                 --
   Premiums collected                                    (62)    (313)    (441)
   Benefit and loss related payments                     (15)     229      244
   Interest                                             (146)     (60)     (46)
   Commissions                                            23      114      129
   Funds Held                                            200       30      114
Securities received/transferred:
   Securities received                                 1,244      972      986
   Securities transferred                             (1,662)  (1,337)    (824)
Miscellaneous expense (income)                            --       --       --
   Intercompany                                           --       --       55
Other:                                                                      --
   Securities*                                            --       --      650

* 2015 Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------
The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $9 and $12 of stock in the FHLB at December 31, 2018 and 2017, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2018, the Company had an actual borrowing capacity of $1,107 based on qualified pledged collateral. At December 31, 2018, the Company had borrowings of $0 from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------
As of December 31, 2018, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force. As of December 31, 2017, the Company was a ceding insurer in three catastrophe bond reinsurance transactions in force covering the Company's direct and assumed property exposures. As of December 31, 2017, the aggregate amount the Company may have received under these arrangements in the event of catastrophic events that exceeded the related attachment points for each applicable bond was $184.

G. Sale of Medical Stop-loss and Organ Transplant Business
--------------------------------------------------------------------------------
On October 15, 2017, the Pool sold its medical stop-loss and organ transplant business and renewal rights to Tokio Marine HCC Life Insurance Company. The sale of the renewal rights resulted in a gain of $91 for the Company. In addition to the sale of the renewal rights, the Pool entered into a 100 percent quota share reinsurance agreement to cede the in-force liabilities of these businesses as of the transaction date, which resulted in a gain of $6.5 for the Company.

-------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


12.Subsequent Events
--------------------------------------------------------------------------------
Subsequent events have been considered through April 22, 2019 for these Financial Statements issued on April 22, 2019.

Type I - Recognized Subsequent Events:

In February 2019, the NY DFS approved the Company's request to record a $150 contribution from AIG PC US, settled in the form of cash, in its 2018 Financial Statement. The contribution was reflected as a receivable as of December 31, 2018 and as gross paid in and contributed surplus pursuant to SSAP No. 9, Subsequent Events, and SSAP No. 72, Surplus and Quasi-Reorganizations.

Type II - Nonrecognized Subsequent Events:

Share Repurchase

On January 23, 2019, the NY DFS approved the Company's plan to distribute an amount of up to approximately $504 to its immediate parent, an increase in the par value of its common stock from $17 per share to $20 per share and a decrease in the minimum number of directors from 13 to 7. The distribution would be accomplished via a share repurchase agreement with the per share repurchase price equal to the Company's statutory book value per share, calculated as of September 30, 2018.

On February 14, 2019, the Company repurchased 139,000 shares of its issued and outstanding common stock, resulting in a distribution to its immediate parent of $502 and a reduction in its common capital stock and gross paid in and contributed surplus of $2 and $500, respectively. On that same date, the Company filed an amendment to its charter with NY DFS to increase the par value of the Company's common stock from $17 to $20 per share. The increase to the par value resulted in an increase of $5 to the Company's common capital stock and a reduction to its gross paid in and contributed surplus of the same amount, post share repurchase.

AIGGRE Restructure

In 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE US Real Estate Fund III LP (US Fund III), a real estate investment fund managed AIGGRE. At the closing of US FUND III, on January 2, 2019, the Company made a capital commitment to the fund of up to $146 (representing an approximately 9.73% equity interest therein). In connection with the closing of US Fund III, the Company contributed cash (approximately $23) to the fund. The Company's unfunded capital commitment to U.S. Fund III, after certain additional capital was called, was approximately $116.

-------------------------------------------------------------------------------
57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2018 and 2017 and for years ended December 31, 2018, 2017 and 2016.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018.

      - The Audited Statutory Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.

      - The Audited Statutory Financial Statements of American Home Assurance Company as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018.


(b)  Exhibits



(1)      (a)     Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A.................................................................... 1
         (b)     Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors......... 4
(2)      Not Applicable.
(3)              Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable
                 Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective as of December 31, 2018....................................................................... 11
(4)      (a)     Form of Group Annuity Contract (Form GTS-VA-1)................................................ 1
         (b)     Form of Group Annuity Contract (Form GUP-64).................................................. 1
         (c)     Form of Group Annuity Contract (Form GUP-74).................................................. 1
(5)      (a)     Form of Application for Annuity Contract Forms IFA-582, GFA-582, GUP 64/74 and
                 GTSVA......................................................................................... 1
         (b)     Form of Group Master Application for Group Unit Purchase Annuity (GUP 64/74).................. 1
         (c)     Form of Endorsement to Nonqualified Deferred Compensation Plan................................ 3
(6)      (a)     Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company effective as of April 28, 1989.............................................. 1
         (b)     Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company as amended through April 28, 1989, effective
                 March 28, 1990................................................................................ 1
         (c)     Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006................................................................ 7
(7)      Not Applicable.
(8)      (a)     General Guarantee Agreement between The Variable Annuity Life Insurance Company and
                 American Home Assurance Company............................................................... 5
         (b)     Notice of Termination of General Guarantee Agreement as published in the Wall Street
                 Journal on November 24, 2006.................................................................. 8
         (c)(i)  Amended and Restated Unconditional Capital Maintenance Agreement Between American
                 International Group, Inc. and The Variable Annuity Life Insurance Company effective
                 February 18, 2014............................................................................. 9
         (c)(ii) CMA Termination Agreement effective October 31, 2014.......................................... 10
(9)      (a)     Opinion and consent of counsel for Depositor.................................................. 6
         (b)     Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
                 Assurance Company............................................................................. 6
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers, LLP............... Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information....................................... 2
(14)     (a)     Power of Attorney -- The Variable Annuity Life Insurance Company.............................. 11
         (b)     Power of Attorney -- American Home Assurance Company.......................................... 12
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these
         withdrawal restrictions.                                                                               1



--------
1 Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
  Registration Statement (File No.033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

2 Incorporated by reference to Post-Effective Amendment No. 51 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 18, 1997, accession number 0000950129-97-001637.

3 Incorporated by reference to Post-Effective Amendment No. 54 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 28, 2000, accession number 0000950129-00-002030.

4 Incorporated by reference to Post-Effective Amendment No. 57 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-03-002382.

5 Incorporated by reference to Post-Effective Amendment No. 62 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000048.

6 Incorporated by reference to Post-Effective Amendment No. 64 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 25, 2005, accession number 0000950129-05-010058.

7 Incorporated by reference to Initial Form N-4 Registration Statement (File
  No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, accession number
  0001193125-06-206012.

8 Incorporated by reference to Post-Effective Amendment No. 67 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2007, accession number 0000950134-07-009700.

9 Incorporated by reference to Post-Effective Amendment No. 74 to Form N-4
  Registration Statement (File No. 002-32783/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2014, accession number 0001193125-14-172668.

10 Incorporated by reference to Post-Effective Amendment No. 45 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452203.


11 Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2019.



12 Incorporated by reference to Post-Effective Amendment No. 50 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2019.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan (3)                                 Director, Chairman of the Board and President
Jana W. Greer (1)                                  Director and Chief Executive Officer
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn (1)                              Director, Senior Vice President and Chief Distribution Officer
Craig A. Sabal (4)                                 Director, Senior Vice President and Chief Investment Officer
Robert J. Scheinerman                              President, Group Retirement
Glenn R. Harris                                    Executive Vice President
Eric S. Levy                                       Executive Vice President
Don W. Cummings (2)                                Director, Senior Vice President and Controller
William C. Kolbert (5)                             Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray (3)                                 Senior Vice President and Chief Operating Officer
Christine A. Nixon (1)                             Senior Vice President and General Counsel
Kara R. Boling                                     Senior Vice President, Operations
Axel P. Andre (3)                                  Senior Vice President, Market Risk Management
Christopher V. Muchmore (1)                        Senior Vice President, Market Risk Management
Craig A. Anderson                                  Senior Vice President and Life Controller
Stewart R. Polakov (1)                             Vice President
William L. Mask                                    Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi (1)                                  Vice President
Christina M. Haley (1)                             Vice President, Product Filing
Mary M. Newitt (1)                                 Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik (1)                              Vice President and Assistant Secretary
Michael J. Kirincic (4)                            Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Stephen G. Lunanuova (4)                           Vice President and Tax Officer
Barbara J. Moore                                   Vice President and Tax Officer
Justin J.W. Caulfield (2)                          Vice President and Treasurer
Edward P. Voit (6)                                 Vice President
Michelle D. Campion (3)                            Vice President
Jeffrey S. Flinn                                   Vice President
Jennifer N. Miller (3)                             Vice President
Melissa H. Cozart                                  Privacy Officer
Amanda K. Ouslander                                Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Mark J. Happe                                      Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Virginia N. Puzon (1)                              Assistant Secretary
Laszlo Kulin (4)                                   Investment Tax Officer
Alireza Vaseghi (4)                                Managing Director and Chief Operating Officer, Institutional
                                                   Markets


--------
--------

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038

(3)   777 S. Figueroa Street, Los Angeles, CA 90017

(4)   80 Pine Street, New York, NY 10005

(5)   50 Danbury Road, Wilton, CT 06897


(6)   1 Oxford Center, 301 Grant Street, Suite 1200, Pittsburgh, PA 15219



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-19-000023, filed on February 15, 2019. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACTS OWNERS


As of February 28, 2019, a date within 90 days prior to the date of filing, there were105 non-qualified contracts and 16,390 qualified contracts.



ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                           POSITION
------------------------------ -------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Chief Financial Officer, Chief Operating Officer, Controller, Vice
                               President and Treasurer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities
   Michael Fortey(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   T. Clay Spires(2)           Vice President, Tax Officer
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 23rd day of April, 2019.



                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  CRAIG A. ANDERSON
                                          -------------------------------------
                                          CRAIG A. ANDERSON
                                          SENIOR VICE PRESIDENT AND LIFE
                                          CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                          Director, Chairman of the Board and President       April 23, 2019
------------------------------
KEVIN T. HOGAN

*KATHERINE A. ANDERSON                  Director, Senior Vice President and Chief Risk       April 23, 2019
------------------------------                              Officer
KATHERINE A. ANDERSON

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 23, 2019
------------------------------                         Financial Officer
THOMAS J. DIEMER

*JANA W. GREER                               Director and Chief Executive Officer            April 23, 2019
------------------------------
JANA W. GREER

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 23, 2019
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 23, 2019
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*CRAIG A. SABAL                      Director, Senior Vice President and Chief Investment    April 23, 2019
------------------------------                              Officer
CRAIG A. SABAL

*DON W. CUMMINGS                        Director, Senior Vice President and Controller       April 23, 2019
------------------------------
DON W. CUMMINGS

/s/  CRAIG A. ANDERSON                     Senior Vice President and Life Controller         April 23, 2019
------------------------------
CRAIG A. ANDERSON

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 23, 2019
------------------------------
*MANDA GHAFERI



                                   SIGNATURES


American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the April 23, 2019.



                                       AMERICAN HOME ASSURANCE COMPANY



                                       BY: /s/  BRIAN GREENSPAN

                                          -------------------------------------

                                          BRIAN GREENSPAN

                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                            TITLE                                DATE
--------------------------------------------   ----------------------------------------------------   ---------------
*ALEXANDER R. BAUGH                             Director, President, CEO and Chairman of the Board    April 23, 2019
------------------------------                                     of Directors
ALEXANDER R. BAUGH

*THOMAS A. BOLT                                                      Director                         April 23, 2019
------------------------------
THOMAS A. BOLT

*CHARLES A. FRY                                                      Director                         April 23, 2019
------------------------------
CHARLES A. FRY

*ELIAS F. HABAYEB                                      Director and Chief Financial Officer           April 23, 2019
------------------------------
ELIAS F. HABAYEB

*BARBARA LUCK                                                        Director                         April 23, 2019
------------------------------
BARBARA LUCK

*KENNETH J. RIEGLER                                                  Director                         April 23, 2019
------------------------------
KENNETH J. RIEGLER

*ANTHONY VIDOVICH                                                    Director                         April 23, 2019
------------------------------
ANTHONY VIDOVICH

*BY:    /s/  BRIAN GREENSPAN                                         Director                         April 23, 2019
   --------------------------
   BRIAN GREENSPAN
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)



                               INDEX OF EXHIBITS


 EXHIBIT NO.
-------------
(10)            Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP
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